UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-03114

Fidelity Select Portfolios

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2023

Item 1.

Reports to Stockholders

Fidelity® Select Portfolios®
Materials Sector

Chemicals Portfolio
Gold Portfolio
Materials Portfolio

Annual Report
February 28, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Chemicals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Gold Portfolio
Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Materials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
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Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Chemicals Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Chemicals Portfolio	1.09%	4.16%	8.74%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Chemicals Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Chemicals Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager David Wagner:
For the fiscal year ending February 28, 2023, the fund gained 1.09%, trailing the 4.27% advance of the MSCI U.S. IMI Chemicals 25/50 Linked Index, but outperforming the broad-based S&P 500 ® index. Versus the industry index, security selection was the primary detractor, especially within specialty chemicals. Stock selection in commodity chemicals and an overweighting in fertilizers & agricultural chemicals also hampered the fund's relative result. The fund's largest individual relative detractor was our lighter-than-index stake in Air Products & Chemicals, which gained 24% the past 12 months. The company was among our biggest holdings, and we increased the position. Also hampering performance was our overweighting in Huntsman, which returned roughly -34%. Huntsman was not held at period end. Also holding back performance was our overweighting in Element Solutions, which returned -15%. Conversely, the largest contributor to performance versus the industry index was an underweighting in specialty chemicals. Stock selection in fertilizers & agricultural chemicals and an overweighting in industrial gases also helped the fund's relative result. The fund's largest individual relative contributor was an outsized stake in Orion Engineered Carbons, which gained 64% the past year. Also lifting performance was our overweighting in Linde, which gained about 20%. The company was the fund's largest holding. Another notable relative contributor was an outsized stake in Chemours (+28%), which was one of our biggest holdings at period end. Notable changes in positioning include increased exposure to the commodity chemicals subindustry and a lower allocation to diversified chemicals.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Chemicals Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Linde PLC	25.0
Air Products & Chemicals, Inc.	8.5
Corteva, Inc.	8.4
DuPont de Nemours, Inc.	4.9
Celanese Corp. Class A	4.8
Westlake Corp.	4.8
FMC Corp.	4.3
Olin Corp.	3.8
LyondellBasell Industries NV Class A	3.8
The Chemours Co. LLC	3.6
71.9

Industries (% of Fund's net assets)

Chemicals	98.9

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Chemicals Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
Chemicals - 98.9%
Commodity Chemicals - 19.4%
Cabot Corp.	220,700	17,552,271
LyondellBasell Industries NV Class A	268,494	25,772,739
Olin Corp.	448,500	25,900,875
Orion Engineered Carbons SA	672,126	17,139,213
Tronox Holdings PLC	828,269	12,920,996
Westlake Corp. (a)	272,856	32,508,064
		131,794,158
Diversified Chemicals - 3.6%
The Chemours Co. LLC	717,959	24,539,839
Fertilizers & Agricultural Chemicals - 16.4%
CF Industries Holdings, Inc.	148,517	12,756,125
Corteva, Inc.	916,793	57,107,036
FMC Corp.	227,300	29,355,795
The Mosaic Co.	229,000	12,180,510
		111,399,466
Industrial Gases - 33.5%
Air Products & Chemicals, Inc.	202,811	57,999,890
Linde PLC	486,016	169,313,394
		227,313,284
Specialty Chemicals - 26.0%
Albemarle Corp.	74,600	18,971,526
Axalta Coating Systems Ltd. (b)	709,600	21,146,080
Celanese Corp. Class A	281,100	32,672,253
DuPont de Nemours, Inc.	459,094	33,527,635
Ecolab, Inc.	107,200	17,084,464
Element Solutions, Inc.	776,443	15,948,139
International Flavors & Fragrances, Inc. (a)	85,616	7,979,411
Livent Corp. (a)(b)	200	4,690
PPG Industries, Inc.	38,900	5,137,134
Sherwin-Williams Co.	105,999	23,462,879
		175,934,211
TOTAL COMMON STOCKS (Cost $419,011,180)		670,980,958

Money Market Funds - 6.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (c)	2,631,044	2,631,570
Fidelity Securities Lending Cash Central Fund 4.63% (c)(d)	41,322,193	41,326,325
TOTAL MONEY MARKET FUNDS (Cost $43,957,895)		43,957,895

TOTAL INVESTMENT IN SECURITIES - 105.4% (Cost $462,969,075)	714,938,853
NET OTHER ASSETS (LIABILITIES) - (5.4)%	(36,829,759)
NET ASSETS - 100.0%	678,109,094

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	1,042,443	148,771,348	147,182,221	376,790	-	-	2,631,570	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	2,247,252	145,594,708	106,515,635	7,624	-	-	41,326,325	0.1%
Total	3,289,695	294,366,056	253,697,856	384,414	-	-	43,957,895

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	670,980,958	670,980,958	-	-

Money Market Funds	43,957,895	43,957,895	-	-
Total Investments in Securities:	714,938,853	714,938,853	-	-

Chemicals Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $39,941,579) - See accompanying schedule:
Unaffiliated issuers (cost $419,011,180)	$670,980,958
Fidelity Central Funds (cost $43,957,895)	43,957,895

Total Investment in Securities (cost $462,969,075)		$714,938,853
Receivable for investments sold		6,068,859
Receivable for fund shares sold		106,376
Dividends receivable		1,349,688
Distributions receivable from Fidelity Central Funds		33,162
Prepaid expenses		4,988
Other receivables		141,795
Total assets		722,643,721
Liabilities
Payable for investments purchased	$2,477,027
Payable for fund shares redeemed	141,943
Accrued management fee	296,781
Other affiliated payables	117,593
Other payables and accrued expenses	174,958
Collateral on securities loaned	41,326,325
Total Liabilities		44,534,627
Net Assets		$678,109,094
Net Assets consist of:
Paid in capital		$420,461,913
Total accumulated earnings (loss)		257,647,181
Net Assets		$678,109,094
Net Asset Value , offering price and redemption price per share ($678,109,094 ÷ 43,948,589 shares)		$15.43

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$11,504,338
Income from Fidelity Central Funds (including $7,624 from security lending)		384,414
Total Income		11,888,752
Expenses
Management fee	$3,669,372
Transfer agent fees	1,232,002
Accounting fees	230,856
Custodian fees and expenses	7,452
Independent trustees' fees and expenses	2,392
Registration fees	27,058
Audit	48,685
Legal	593
Miscellaneous	5,668
Total expenses before reductions	5,224,078
Expense reductions	(24,670)
Total expenses after reductions		5,199,408
Net Investment income (loss)		6,689,344
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	48,437,834
Foreign currency transactions	(22,734)
Total net realized gain (loss)		48,415,100
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(52,566,540)
Assets and liabilities in foreign currencies	(19,547)
Total change in net unrealized appreciation (depreciation)		(52,586,087)
Net gain (loss)		(4,170,987)
Net increase (decrease) in net assets resulting from operations		$2,518,357
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,689,344	$6,746,277
Net realized gain (loss)	48,415,100	54,079,063
Change in net unrealized appreciation (depreciation)	(52,586,087)	56,407,256
Net increase (decrease) in net assets resulting from operations	2,518,357	117,232,596
Distributions to shareholders	(71,422,793)	(9,969,040)
Share transactions
Proceeds from sales of shares	27,760,569	88,405,055
Reinvestment of distributions	67,243,473	9,337,590
Cost of shares redeemed	(106,890,154)	(146,786,766)
Net increase (decrease) in net assets resulting from share transactions	(11,886,112)	(49,044,121)
Total increase (decrease) in net assets	(80,790,548)	58,219,435

Net Assets
Beginning of period	758,899,642	700,680,207
End of period	$678,109,094	$758,899,642

Other Information
Shares
Sold	1,728,193	5,113,175
Issued in reinvestment of distributions	4,320,957	520,200
Redeemed	(6,887,077)	(8,619,384)
Net increase (decrease)	(837,927)	(2,986,009)

Financial Highlights
Chemicals Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$16.94	$14.67	$10.47	$13.57	$17.34
Income from Investment Operations
Net investment income (loss) C,D	.15	.15	.15	.15	.23
Net realized and unrealized gain (loss)	.01	2.34	4.21	(2.39)	(2.17)
Total from investment operations	.16	2.49	4.36	(2.24)	(1.94)
Distributions from net investment income	(.16)	(.14)	(.16)	(.20)	(.21)
Distributions from net realized gain	(1.51)	(.08)	-	(.66)	(1.62)
Total distributions	(1.67)	(.22)	(.16)	(.86)	(1.83)
Net asset value, end of period	$15.43	$16.94	$14.67	$10.47	$13.57
Total Return E	1.09%	16.90%	41.65%	(17.63)%	(11.10)%
Ratios to Average Net Assets D,F,G
Expenses before reductions	.75%	.74%	.79%	.78%	.77%
Expenses net of fee waivers, if any	.75%	.74%	.79%	.78%	.77%
Expenses net of all reductions	.75%	.74%	.78%	.77%	.76%
Net investment income (loss)	.96%	.85%	1.28%	1.21%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$678,109	$758,900	$700,680	$656,441	$1,153,379
Portfolio turnover rate H	54%	15%	50%	77%	62%

A For the year ended February 29.

B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.
Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Chemicals Portfolio	$141,795

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred Trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$255,745,309
Gross unrealized depreciation	(4,268,823)
Net unrealized appreciation (depreciation)	$251,476,486
Tax Cost	$463,462,367

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$375,046
Undistributed long-term capital gain	$5,979,128
Net unrealized appreciation (depreciation) on securities and other investments	$251,436,703

The tax character of distributions paid was as follows:

	February 28, 2023	February 28, 2022
Ordinary Income	$6,622,169	$ 6,405,447
Long-term Capital Gains	64,800,624	3,563,593
Total	$71,422,793	$ 9,969,040
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Chemicals Portfolio	368,444,547	450,291,682
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Chemicals Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Chemicals Portfolio	$8,236

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Chemicals Portfolio	14,920,593	23,445,219	5,158,708
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Chemicals Portfolio	$1,272
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Chemicals Portfolio	$807	$-	$-
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $24,670.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Gold Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-24.05%	3.00%	-3.15%
Class M (incl.3.50% sales charge)	-22.47%	3.20%	-3.20%
Class C (incl. contingent deferred sales charge)	-20.80%	3.51%	-3.11%
Gold Portfolio	-19.17%	4.56%	-2.27%
Class I	-19.20%	4.56%	-2.26%
Class Z	-19.07%	4.69%	-2.20%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold Portfolio, a class of the fund, on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Gold Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Steven Calhoun:
For the fiscal year ending February 28, 2023, the fund's share classes (excluding sales charges, if applicable) returned roughly -20% to -19%, roughly in line with the -19.56% return of the S&P Global BMI Gold Capped Index 20/45 Linked Index, but underperforming the broad-based S&P 500 ® index. Versus the industry index, security selection was the primary contributor, led by choices in the diversified metals & mining group. One of the biggest individual relative contributors was an overweight position in Orla Mining (+10%). Orla Mining was among the fund's largest holdings. Another top relative contributor was an out-of-index stake in Gatos Silver (+20%). The fund's non-index investment in Triple Flag Precious Metals also meaningfully contributed, gaining 18%. In contrast, the largest detractor from performance versus the industry index was our stock selection in gold. Weak-performing stock picks in copper also hurt relative performance. The fund's biggest individual relative detractor was an underweighting in Zijin Mining, which gained roughly 2% the past 12 months. The company was among the largest holdings at period end. Another notable relative detractor was an outsized stake in Marathon Gold (-70%). Another notable relative detractor was an overweighting in Wesdome Gold Mines (-58%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Gold Portfolio
Consolidated Investment Summary February 28, 2023 (Unaudited)
The information in the following tables is based on the consolidated investments of the Fund.
Top Holdings (% of Fund's net assets)

Newmont Corp.	9.8
Agnico Eagle Mines Ltd. (Canada)	8.9
Franco-Nevada Corp.	8.2
Wheaton Precious Metals Corp.	8.0
Barrick Gold Corp. (Canada)	7.3
Zijin Mining Group Co. Ltd. (A Shares)	4.2
Orla Mining Ltd.	4.2
OceanaGold Corp.	3.9
Alamos Gold, Inc.	3.3
Osisko Gold Royalties Ltd.	2.5
60.3

Industries (% of Fund's net assets)

Gold	88.3
Silver	4.7
Diversified Metals & Mining	3.3
Precious Metals & Minerals	0.8
Commodities & Related Investments*	0.7
Copper	0.7

*Includes gold bullion and/or silver bullion.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Gold Portfolio
Consolidated Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 97.8%
	Shares	Value ($)
Australia - 4.3%
Metals & Mining - 4.3%
Gold - 4.3%
Gold Road Resources Ltd.	12,500,000	12,364,537
Newcrest Mining Ltd.	1,750,000	26,790,307
Northern Star Resources Ltd.	4,000,000	27,911,892
		67,066,736
Canada - 71.7%
Metals & Mining - 71.7%
Copper - 0.4%
Faraday Copper Corp. (a)(b)	10,000,000	6,449,249

Diversified Metals & Mining - 2.3%
BeMetals Corp. (a)	2,000,000	197,875
Foran Mining Corp. (a)	5,000,000	13,741,297
Paycore Minerals, Inc. (a)	2,000,000	3,048,736
Vizsla Silver Corp.	5,000,000	5,936,240
Western Copper & Gold Corp. (TSX) (a)(b)(c)	8,740,500	13,772,133
		36,696,281
Gold - 67.3%
Agnico Eagle Mines Ltd. (Canada) (c)	3,000,000	138,116,526
Alamos Gold, Inc.	5,000,000	50,971,052
Artemis Gold, Inc. (a)(c)	5,000,000	16,086,479
Ascot Resources Ltd. (a)(b)	25,000,000	11,542,690
B2Gold Corp.	7,000,000	23,906,193
Banyan Gold Corp. (a)(b)	21,000,000	6,310,004
Barrick Gold Corp. (Canada) (c)	7,000,000	113,118,358
Bonterra Resources, Inc. (a)(b)	7,500,000	1,786,369
Franco-Nevada Corp.	1,000,000	127,643,826
Fury Gold Mines Ltd. (b)(d)	10,000,000	6,375,962
i-80 Gold Corp. (a)(b)(c)	10,000,000	22,792,232
i-80 Gold Corp. (b)(d)	2,500,000	5,698,058
Lundin Gold, Inc.	2,500,000	25,833,639
Maple Gold Mines Ltd. (a)(b)	20,000,000	2,638,329
Marathon Gold Corp. (a)(b)(c)	25,000,000	16,306,339
Marathon Gold Corp. warrants 9/20/24 (a)(b)	5,000,000	432,958
Novagold Resources, Inc. (a)	3,000,000	16,885,306
OceanaGold Corp.	30,000,000	61,121,290
Orla Mining Ltd. (a)(c)	15,000,000	65,408,575
Osisko Development Corp. (a)(c)	2,000,000	8,647,856
Osisko Development Corp.:
unit(e)	1,144,505	6,223,272
rights(a)	666,666	304,390
Osisko Gold Royalties Ltd. (c)	3,000,000	39,311,103
Osisko Mining, Inc. (a)	9,723,000	22,018,373
Osisko Mining, Inc. unit	2,700,000	5,983,988
Pure Gold Mining, Inc. warrants 3/28/23 (a)	1,500,000	11
Rupert Resources Ltd. (a)	4,000,000	13,660,682
Sabina Gold & Silver Corp. (a)	5,000,000	6,485,892
Seabridge Gold, Inc. (a)	1,000,000	10,978,380
Skeena Resources Ltd. (a)(c)	3,000,000	15,522,169
Torex Gold Resources, Inc. (a)	1,000,000	12,312,202
Triple Flag Precious Metals Corp.	2,000,000	27,145,475
Victoria Gold Corp. (a)(b)	4,000,000	24,829,608
Wesdome Gold Mines, Inc. (a)	3,500,000	16,698,424
Wheaton Precious Metals Corp.	3,000,000	124,990,839
		1,048,086,849
Precious Metals & Minerals - 0.8%
Dolly Varden Silver Corp. (a)(b)	17,000,000	11,835,837

Silver - 0.9%
GoGold Resources, Inc. (a)(c)	9,000,000	13,851,228

TOTAL METALS & MINING		1,116,919,444

China - 4.2%
Metals & Mining - 4.2%
Gold - 4.2%
Zijin Mining Group Co. Ltd. (A Shares)	39,999,964	65,826,231

United Kingdom - 0.3%
Metals & Mining - 0.3%
Copper - 0.3%
Solgold PLC (a)	20,000,000	3,979,028

United States of America - 17.3%
Metals & Mining - 17.3%
Diversified Metals & Mining - 1.0%
Ivanhoe Electric, Inc. (a)(c)	1,000,000	15,030,000

Gold - 12.5%
Dakota Gold Corp. (a)(c)	2,500,000	7,025,000
Newmont Corp.	3,500,000	152,634,997
Royal Gold, Inc. (c)	300,000	35,637,000
		195,296,997
Silver - 3.8%
Gatos Silver, Inc. (a)(b)(c)	6,900,000	27,876,000
Hecla Mining Co. (c)	6,000,000	30,900,000
		58,776,000
TOTAL METALS & MINING		269,102,997

TOTAL COMMON STOCKS (Cost $1,212,110,032)		1,522,894,436

Commodities - 0.7%
	Troy Ounces	Value ($)
Gold Bullion (a) (Cost $4,575,085)	5,582	10,199,654

Money Market Funds - 20.0%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (f)	14,255,006	14,257,857
Fidelity Securities Lending Cash Central Fund 4.63% (f)(g)	297,681,559	297,711,327
TOTAL MONEY MARKET FUNDS (Cost $311,969,184)		311,969,184

TOTAL INVESTMENT IN SECURITIES - 118.5% (Cost $1,528,654,301)	1,845,063,274
NET OTHER ASSETS (LIABILITIES) - (18.5)%	(288,281,971)
NET ASSETS - 100.0%	1,556,781,303

Legend

(a)	Non-income producing
(b)	Affiliated company
(c)	Security or a portion of the security is on loan at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,074,020 or 0.8% of net assets.

(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	58,603,905	597,039,758	641,385,806	438,329	-	-	14,257,857	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	105,810,777	1,178,638,323	986,737,773	762,133	-	-	297,711,327	0.9%
Total	164,414,682	1,775,678,081	1,628,123,579	1,200,462	-	-	311,969,184

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Consolidated Subsidiary

Fund	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain /loss ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Select Gold Cayman Ltd.	13,353,169	-	2,474,914	-	1,074,938	(1,734,410)	10,218,783

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Ascot Resources Ltd.	17,199,211	3,907,938	-	-	-	(9,564,459)	11,542,690
Banyan Gold Corp.	-	6,168,986	-	-	-	141,018	6,310,004
Bonterra Resources, Inc.	1,352,663	-	-	-	-	69,807	-
Bonterra Resources, Inc.	6,011,834	-	-	-	-	(5,647,935)	1,786,369
Dolly Varden Silver Corp.	-	4,989,727	-	-	-	6,846,110	11,835,837
Faraday Copper Corp.	-	5,966,439	-	-	-	482,810	6,449,249
Fury Gold Mines Ltd.	-	6,328,113	-	-	-	-	-
Fury Gold Mines Ltd.	-	-	-	-	-	47,849	6,375,962
Gatos Silver, Inc.	16,850,000	7,052,371	-	-	-	3,973,629	27,876,000
Gold Standard Ventures Corp.	10,256,410	767,541	11,621,826	-	(12,324,901)	12,922,776	-
Maple Gold Mines Ltd.	5,285,996	-	-	-	-	(2,647,667)	2,638,329
Marathon Gold Corp.	22,406,312	3,994,624	-	-	-	(17,776,315)	16,306,339
Marathon Gold Corp. warrants 9/20/24	-	-	-	-	-	(240,493)	432,958
Orla Mining Ltd.	51,692,308	12,624,099	4,918,086	-	(728,760)	6,739,014	-
Pure Gold Mining, Inc.	16,173,570	-	4,101,640	-	(24,122,553)	12,050,623	-
Pure Gold Mining, Inc. warrants 3/28/23	58,434	-	-	-	-	(58,423)	-
Victoria Gold Corp.	25,341,223	21,109,331	5,907,354	-	(986,601)	(14,726,991)	24,829,608
Western Copper & Gold Corp. (TSX)	14,327,416	1,130,705	-	-	-	(1,685,988)	13,772,133
i-80 Gold Corp.	5,369,822	-	-	-	-	(78,175)	-
i-80 Gold Corp.	21,696,252	-	-	-	-	1,095,980	22,792,232
i-80 Gold Corp.	-	-	-	-	-	406,411	5,698,058
i-80 Gold Corp. warrants 9/30/22	76,880	-	-	-	(340)	(76,540)	-
Total	214,098,331	74,039,874	26,548,906	-	(38,163,155)	(7,726,959)	158,645,768

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,522,894,436	1,477,223,270	45,671,166	-

Commodities	10,199,654	10,199,654	-	-

Money Market Funds	311,969,184	311,969,184	-	-
Total Investments in Securities:	1,845,063,274	1,799,392,108	45,671,166	-

Gold Portfolio
Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $283,944,222) - See accompanying schedule:
Unaffiliated issuers (cost $1,018,589,358)	$1,364,248,668
Fidelity Central Funds (cost $311,969,184)	311,969,184
Commodities (cost $4,575,085)	10,199,654
Other affiliated issuers (cost $193,520,674)	158,645,768

Total Investment in Securities (cost $1,528,654,301)		$1,845,063,274
Cash		19,429
Foreign currency held at value (cost $724,631)		724,631
Receivable for investments sold		13,958,096
Receivable for fund shares sold		1,662,448
Dividends receivable		2,228,171
Distributions receivable from Fidelity Central Funds		98,226
Prepaid expenses		4,110
Other receivables		131,460
Total assets		1,863,889,845
Liabilities
Payable for investments purchased
Regular delivery	$779,103
Delayed delivery	5,535,898
Payable for fund shares redeemed	1,799,080
Accrued management fee	723,443
Distribution and service plan fees payable	50,384
Other affiliated payables	305,491
Other payables and accrued expenses	203,110
Collateral on securities loaned	297,712,033
Total Liabilities		307,108,542
Net Assets		$1,556,781,303
Net Assets consist of:
Paid in capital		$2,807,202,133
Total accumulated earnings (loss)		(1,250,420,830)
Net Assets		$1,556,781,303

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($73,943,387 ÷ 3,501,509 shares) (a)		$21.12
Maximum offering price per share (100/94.25 of $21.12)		$22.41
Class M :
Net Asset Value and redemption price per share ($21,586,448 ÷ 1,050,434 shares) (a)		$20.55
Maximum offering price per share (100/96.50 of $20.55)		$21.30
Class C :
Net Asset Value and offering price per share ($27,977,723 ÷ 1,445,354 shares) (a)		$19.36
Gold :
Net Asset Value , offering price and redemption price per share ($1,229,415,990 ÷ 56,191,220 shares)		$21.88
Class I :
Net Asset Value , offering price and redemption price per share ($110,223,764 ÷ 5,036,837 shares)		$21.88
Class Z :
Net Asset Value , offering price and redemption price per share ($93,633,991 ÷ 4,271,325 shares)		$21.92
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Consolidated Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$27,797,934
Income from Fidelity Central Funds (including $762,133 from security lending)		1,200,462
Income before foreign taxes withheld		$28,998,396
Less foreign taxes withheld		(2,469,785)
Total Income		26,528,611
Expenses
Management fee	$7,996,988
Transfer agent fees	2,771,363
Distribution and service plan fees	648,308
Accounting fees	660,646
Custodian fees and expenses	71,865
Independent trustees' fees and expenses	5,125
Registration fees	141,062
Audit	72,523
Legal	907
Interest	2,027
Miscellaneous	8,679
Total expenses before reductions	12,379,493
Expense reductions	(63,432)
Total expenses after reductions		12,316,061
Net Investment income (loss)		14,212,550
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(70,010,728)
Affiliated issuers	(38,163,155)
Commodities	998,453
Foreign currency transactions	(73,020)
Total net realized gain (loss)		(107,248,450)
Change in net unrealized appreciation (depreciation) on:
Investments:
Investments	(274,248,514)
Affiliated issuers	(7,726,959)
Assets and liabilities in foreign currencies	63,595
Commodities	(1,656,941)
Total change in net unrealized appreciation (depreciation)		(283,568,819)
Net gain (loss)		(390,817,269)
Net increase (decrease) in net assets resulting from operations		$(376,604,719)
Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,212,550	$23,266,597
Net realized gain (loss)	(107,248,450)	68,341,551
Change in net unrealized appreciation (depreciation)	(283,568,819)	70,246,590
Net increase (decrease) in net assets resulting from operations	(376,604,719)	161,854,738
Distributions to shareholders	(5,320,281)	(27,126,849)
Share transactions - net increase (decrease)	189,254,819	(106,344,853)
Total increase (decrease) in net assets	(192,670,181)	28,383,036

Net Assets
Beginning of period	1,749,451,484	1,721,068,448
End of period	$1,556,781,303	$1,749,451,484

Consolidated Financial Highlights
Fidelity Advisor® Gold Fund Class A

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$26.27	$24.15	$21.67	$18.52	$18.30
Income from Investment Operations
Net investment income (loss) B,C	.15	.27 D	(.04)	(.01) E	(.03)
Net realized and unrealized gain (loss)	(5.23)	2.20	3.74	3.20	.25
Total from investment operations	(5.08)	2.47	3.70	3.19	.22
Distributions from net investment income	(.07)	(.35)	(1.22)	(.01)	-
Distributions from net realized gain	-	-	-	(.03)	-
Total distributions	(.07)	(.35)	(1.22)	(.04)	-
Net asset value, end of period	$21.12	$26.27	$24.15	$21.67	$18.52
Total Return F,G	(19.42)%	10.37%	16.59%	17.23%	1.20%
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.09%	1.07%	1.08%	1.13%	1.19%
Expenses net of fee waivers, if any	1.08%	1.07%	1.08%	1.13%	1.18%
Expenses net of all reductions	1.08%	1.07%	1.07%	1.12%	1.18%
Net investment income (loss)	.67%	1.02% D	(.12)%	(.05)% E	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$73,943	$86,977	$82,989	$64,971	$50,479
Portfolio turnover rate J	46%	38%	46%	56%	37%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .57%.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.26)%.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Gold Fund Class M

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$25.63	$23.57	$21.16	$18.11	$17.94
Income from Investment Operations
Net investment income (loss) B,C	.09	.19 D	(.12)	(.07) E	(.07)
Net realized and unrealized gain (loss)	(5.11)	2.16	3.67	3.12	.24
Total from investment operations	(5.02)	2.35	3.55	3.05	.17
Distributions from net investment income	(.06)	(.29)	(1.14)	-	-
Total distributions	(.06)	(.29)	(1.14)	-	-
Net asset value, end of period	$20.55	$25.63	$23.57	$21.16	$18.11
Total Return F,G	(19.66)%	10.08%	16.28%	16.84%	.95%
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.35%	1.36%	1.37%	1.42%	1.48%
Expenses net of fee waivers, if any	1.35%	1.35%	1.37%	1.42%	1.46%
Expenses net of all reductions	1.35%	1.35%	1.36%	1.41%	1.46%
Net investment income (loss)	.40%	.74% D	(.42)%	(.34)% E	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$21,586	$26,201	$24,535	$19,620	$17,401
Portfolio turnover rate J	46%	38%	46%	56%	37%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.56)%.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Gold Fund Class C

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$24.24	$22.30	$20.07	$17.24	$17.15
Income from Investment Operations
Net investment income (loss) B,C	(.01)	.08 D	(.22)	(.14) E	(.13)
Net realized and unrealized gain (loss)	(4.82)	2.05	3.49	2.97	.22
Total from investment operations	(4.83)	2.13	3.27	2.83	.09
Distributions from net investment income	(.05)	(.19)	(1.04)	-	-
Total distributions	(.05)	(.19)	(1.04)	-	-
Net asset value, end of period	$19.36	$24.24	$22.30	$20.07	$17.24
Total Return F,G	(20.00)%	9.62%	15.81%	16.42%	.52%
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.79%	1.77%	1.78%	1.80%	1.84%
Expenses net of fee waivers, if any	1.78%	1.77%	1.78%	1.80%	1.83%
Expenses net of all reductions	1.78%	1.77%	1.77%	1.79%	1.83%
Net investment income (loss)	(.03)%	.32% D	(.83)%	(.72)% E	(.80)%
Supplemental Data
Net assets, end of period (000 omitted)	$27,978	$43,031	$51,195	$52,375	$67,760
Portfolio turnover rate J	46%	38%	46%	56%	37%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.12)%.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.94)%.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the contingent deferred sales charge.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Gold Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$27.14	$24.93	$22.33	$19.07	$18.78
Income from Investment Operations
Net investment income (loss) B,C	.23	.36 D	.06	.06 E	.03
Net realized and unrealized gain (loss)	(5.41)	2.27	3.84	3.30	.26
Total from investment operations	(5.18)	2.63	3.90	3.36	.29
Distributions from net investment income	(.08)	(.42)	(1.30)	(.06)	-
Distributions from net realized gain	-	-	-	(.03)	-
Total distributions	(.08)	(.42)	(1.30)	(.10) F	-
Net asset value, end of period	$21.88	$27.14	$24.93	$22.33	$19.07
Total Return G	(19.17)%	10.71%	16.96%	17.60%	1.54%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.78%	.76%	.76%	.79%	.86%
Expenses net of fee waivers, if any	.78%	.76%	.76%	.79%	.85%
Expenses net of all reductions	.77%	.76%	.75%	.78%	.85%
Net investment income (loss)	.97%	1.33% D	.19%	.29% E	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$1,229,416	$1,330,602	$1,319,440	$1,292,204	$1,035,697
Portfolio turnover rate J	46%	38%	46%	56%	37%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .89%.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .07%.

F Total distributions per share do not sum due to rounding.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Gold Fund Class I

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$27.15	$24.93	$22.33	$19.07	$18.78
Income from Investment Operations
Net investment income (loss) B,C	.23	.36 D	.05	.06 E	.04
Net realized and unrealized gain (loss)	(5.42)	2.27	3.85	3.30	.25
Total from investment operations	(5.19)	2.63	3.90	3.36	.29
Distributions from net investment income	(.08)	(.41)	(1.30)	(.07)	-
Distributions from net realized gain	-	-	-	(.03)	-
Total distributions	(.08)	(.41)	(1.30)	(.10)	-
Net asset value, end of period	$21.88	$27.15	$24.93	$22.33	$19.07
Total Return F	(19.20)%	10.74%	16.96%	17.60%	1.54%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.77%	.76%	.77%	.79%	.84%
Expenses net of fee waivers, if any	.77%	.76%	.77%	.79%	.82%
Expenses net of all reductions	.77%	.76%	.76%	.77%	.82%
Net investment income (loss)	.98%	1.33% D	.18%	.30% E	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$110,224	$152,799	$137,617	$115,699	$84,956
Portfolio turnover rate I	46%	38%	46%	56%	37%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .89%.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .08%.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Gold Fund Class Z

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$27.16	$24.94	$22.34	$19.08	$16.62
Income from Investment Operations
Net investment income (loss) C,D	.26	.40 E	.09	.10 F	.07
Net realized and unrealized gain (loss)	(5.41)	2.27	3.85	3.29	2.39
Total from investment operations	(5.15)	2.67	3.94	3.39	2.46
Distributions from net investment income	(.09)	(.45)	(1.34)	(.10)	-
Distributions from net realized gain	-	-	-	(.03)	-
Total distributions	(.09)	(.45)	(1.34)	(.13)	-
Net asset value, end of period	$21.92	$27.16	$24.94	$22.34	$19.08
Total Return G,H	(19.07)%	10.88%	17.12%	17.75%	14.80%
Ratios to Average Net Assets D,I,J
Expenses before reductions	.63%	.63%	.64%	.65%	.68% K
Expenses net of fee waivers, if any	.63%	.62%	.64%	.64%	.68% K
Expenses net of all reductions	.63%	.62%	.62%	.63%	.67% K
Net investment income (loss)	1.12%	1.47% E	.32%	.44% F	.97% K
Supplemental Data
Net assets, end of period (000 omitted)	$93,634	$109,842	$105,293	$95,076	$3,037
Portfolio turnover rate L	46%	38%	46%	56%	37%

A For the year ended February 29.

B For the period October 2, 2018 (commencement of sale of shares) through February 28, 2019.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.02%.

F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .22%.

G Total returns for periods of less than one year are not annualized.

H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

K Annualized.

L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Consolidated Financial Statements
For the period ended February 28, 2023

1. Organization.
Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Fidelity Advisor Gold Fund Class A (Class A), Fidelity Advisor Gold Fund Class M (Class M), Fidelity Advisor Gold Fund Class C (Class C), Gold Portfolio (Gold), Fidelity Advisor Gold Fund Class I (Class I) and Fidelity Advisor Gold Fund Class Z (Class Z) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Consolidated Subsidiary.
The Funds included in the table below hold certain commodity-related investments through a wholly owned subsidiary (the "Subsidiary"). As of period end, the investments in the Subsidiaries, were as follows:

	Subsidiary Name	$ Amount	% of Fund's Net Assets
Gold Portfolio	Fidelity Select Gold Cayman Ltd.	10,218,783.7

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.
3. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The   Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The   consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the   consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the   consolidated financial statements were issued have been evaluated in the preparation of the   consolidated financial statements. The Fund's   Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the   Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Consolidated Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Consolidated Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying   consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying   Consolidated Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Gold Portfolio	$131,460

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, the Fund did not have any unrecognized tax benefits in the   consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income.   Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the   consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporations, deferred Trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$390,850,953
Gross unrealized depreciation	(187,874,314)
Net unrealized appreciation (depreciation)	$202,976,639
Tax Cost	$1,642,086,635

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,563,393
Capital loss carryforward	$(1,461,988,083)
Net unrealized appreciation (depreciation) on securities and other investments	$203,138,503

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(274,109,326)
Long-term	(1,187,878,757)
Total capital loss carryforward	$(1,461,988,083)

The tax character of distributions paid was as follows:

	February 28, 2023	February 28, 2022
Ordinary Income	$5,320,281	$27,126,849

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the   Consolidated Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the   Consolidated Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Consolidated Schedule of Investments, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Gold Portfolio	861,480,974	675,375,560
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

The investment adviser, either through itself or through an affiliate provides investment management related services to the Subsidiary. The Subsidiary does not pay the investment adviser a fee for these services. Under the management contract with the subsidiary, the investment adviser pays all other expenses of the Subsidiary, except custodian fees.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$194,867	$4,428
Class M	.25%	.25%	117,966	-
Class C	.75%	.25%	335,475	24,479
			$648,308	$28,907

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$40,149
Class M	3,412
Class C A	196
$43,757

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$192,552.25
Class M	62,058.26
Class C	66,798.20
Gold	2,182,343.19
Class I	227,241.18
Class Z	40,371.04
	$2,771,363

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Gold Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Gold Portfolio	$5,875

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Gold Portfolio	Borrower	$ 3,344,667	3.64%	$2,027

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Gold Portfolio	8,187,898	37,112,292	(1,397,642)
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Consolidated Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Gold Portfolio	$2,689
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Consolidated Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the   Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the   Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Gold Portfolio	$79,640	$70	$-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $10,043 . During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction

Class M	$255

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $53,134.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended February 28, 2023	Year ended February 28, 2022
Gold Portfolio
Distributions to shareholders
Class A	$236,581	$1,159,197
Class M	64,063	296,704
Class C	82,259	340,514
Gold	4,119,368	21,360,877
Class I	460,437	2,173,450
Class Z	357,573	1,796,107
Total	$5,320,281	$27,126,849
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2023	Year ended February 28, 2022	Year ended February 28, 2023	Year ended February 28, 2022
Gold Portfolio
Class A
Shares sold	1,122,921	1,096,721	$27,099,950	$29,272,417
Reinvestment of distributions	7,775	47,654	230,842	1,130,833
Shares redeemed	(939,774)	(1,270,387)	(21,685,894)	(33,037,200)
Net increase (decrease)	190,922	(126,012)	$5,644,898	$(2,633,950)
Class M
Shares sold	371,999	261,284	$8,541,059	$6,743,876
Reinvestment of distributions	2,211	12,798	64,030	296,405
Shares redeemed	(346,180)	(292,712)	(7,235,921)	(7,361,263)
Net increase (decrease)	28,030	(18,630)	$1,369,168	$(320,982)
Class C
Shares sold	330,090	196,401	$7,857,068	$4,759,229
Reinvestment of distributions	2,997	15,464	82,054	339,121
Shares redeemed	(663,298)	(732,472)	(13,627,374)	(17,728,207)
Net increase (decrease)	(330,211)	(520,607)	$(5,688,252)	$(12,629,857)
Gold
Shares sold	24,882,743	15,683,398	$614,447,230	$428,540,719
Reinvestment of distributions	128,260	836,569	3,933,734	20,495,942
Shares redeemed	(17,838,751)	(20,431,260)	(424,861,608)	(537,992,891)
Net increase (decrease)	7,172,252	(3,911,293)	$193,519,356	$(88,956,230)
Class I
Shares sold	1,703,267	1,719,405	$41,572,132	$46,014,104
Reinvestment of distributions	14,570	85,689	447,009	2,100,234
Shares redeemed	(2,309,414)	(1,696,668)	(53,976,142)	(45,357,188)
Net increase (decrease)	(591,577)	108,426	$(11,957,001)	$2,757,150
Class Z
Shares sold	2,207,248	1,719,289	$52,782,706	$46,800,221
Reinvestment of distributions	11,475	72,350	352,174	1,773,309
Shares redeemed	(1,991,473)	(1,969,124)	(46,768,230)	(53,134,514)
Net increase (decrease)	227,250	(177,485)	$6,366,650	$(4,560,984)
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Materials Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-5.38%	4.49%	6.23%
Class M (incl.3.50% sales charge)	-3.36%	4.70%	6.18%
Class C (incl. contingent deferred sales charge)	-1.33%	4.95%	6.22%
Materials Portfolio	0.67%	6.03%	7.15%
Class I	0.66%	6.03%	7.17%
Class Z	0.81%	6.17%	7.24%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials Portfolio, a class of the fund, on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Materials Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Co-Manager Ashley Fernandes:
For the fiscal year ending February 28, 2023, the fund's share classes (excluding sales charges, if applicable) returned about 0% to 1%, roughly in line with the 0.65% advance of the MSCI U.S. IMI Materials 25/50 Linked Index and well ahead of the broad-based S&P 500 ® index. The top contributors to performance versus the sector index were stock selection and an underweighting in specialty chemicals. Also bolstering the fund's relative result was an overweighting in fertilizers & agricultural chemicals. The fund's largest individual relative contributor was an outsized stake in CF Industries Holdings, which gained roughly 9% the past 12 months. The company was among our largest holdings. Also bolstering performance was our overweighting in Albemarle, which gained roughly 27%. We decreased our investment the past year. Another notable relative contributor was an underweighting in Sherwin Williams (-12%), a position not held at period end. In contrast, a notable detractor from performance versus the sector index was an underweighting in steel. An overweighting and security selection in aluminum and stock selection in copper also hindered the fund's relative result. The fund's biggest individual relative detractor was an outsized stake in Alcoa, which returned -34% the past 12 months. Our second-largest relative detractor this period was avoiding Nucor, an index component that gained approximately 29%. Also hindering performance was our overweighting in Tronox Holdings, which returned -21%. Notable changes in positioning include a higher allocation to the commodity chemicals and industrial gases subindustries.
Note to shareholders: On January 1, 2023, Ashley Fernandes assumed sole management responsibilities for the fund after having served as co-manager with Jody Simes since April 2022.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Materials Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Linde PLC	17.2
Air Products & Chemicals, Inc.	7.5
Freeport-McMoRan, Inc.	7.3
Corteva, Inc.	5.9
First Quantum Minerals Ltd.	5.1
LyondellBasell Industries NV Class A	4.7
DuPont de Nemours, Inc.	3.8
Celanese Corp. Class A	3.5
CF Industries Holdings, Inc.	3.1
Olin Corp.	2.8
60.9

Industries (% of Fund's net assets)

Chemicals	64.6
Metals & Mining	21.4
Containers & Packaging	8.3
Construction Materials	4.2

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Materials Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 98.5%
	Shares	Value ($)
Chemicals - 64.6%
Commodity Chemicals - 16.4%
Cabot Corp. (a)	289,600	23,031,888
Chemtrade Logistics Income Fund	1,926,900	12,963,680
Dow, Inc.	210,100	12,017,720
LyondellBasell Industries NV Class A	542,739	52,097,517
Olin Corp.	525,600	30,353,400
Orion Engineered Carbons SA	194,500	4,959,750
Tronox Holdings PLC	1,765,203	27,537,167
Westlake Corp. (a)	139,900	16,667,686
		179,628,808
Diversified Chemicals - 3.4%
Huntsman Corp.	262,500	7,701,750
The Chemours Co. LLC	874,303	29,883,677
		37,585,427
Fertilizers & Agricultural Chemicals - 9.0%
CF Industries Holdings, Inc.	396,300	34,038,207
Corteva, Inc.	1,035,811	64,520,667
		98,558,874
Industrial Gases - 24.7%
Air Products & Chemicals, Inc.	288,200	82,419,436
Linde PLC	541,486	188,637,477
		271,056,913
Specialty Chemicals - 11.1%
Albemarle Corp.	7,900	2,009,049
Ashland, Inc.	179,000	18,218,620
Celanese Corp. Class A	326,500	37,949,095
DuPont de Nemours, Inc.	578,417	42,241,794
Eastman Chemical Co.	70,200	5,981,040
Element Solutions, Inc.	390,200	8,014,708
RPM International, Inc.	85,200	7,551,276
		121,965,582
TOTAL CHEMICALS		708,795,604
Construction Materials - 4.2%
Construction Materials - 4.2%
Martin Marietta Materials, Inc.	61,900	22,275,953
Vulcan Materials Co.	131,700	23,825,847
		46,101,800
Containers & Packaging - 8.3%
Metal & Glass Containers - 5.7%
Aptargroup, Inc.	226,700	26,460,424
Crown Holdings, Inc.	187,959	16,260,333
Greif, Inc. Class A	281,200	19,979,260
		62,700,017
Paper Packaging - 2.6%
Avery Dennison Corp.	103,000	18,765,570
Sealed Air Corp.	203,149	9,877,104
		28,642,674
TOTAL CONTAINERS & PACKAGING		91,342,691
Metals & Mining - 21.4%
Aluminum - 2.1%
Alcoa Corp.	477,100	23,349,274
Copper - 12.4%
First Quantum Minerals Ltd.	2,524,900	55,161,062
Freeport-McMoRan, Inc.	1,960,300	80,313,491
		135,474,553
Diversified Metals & Mining - 1.9%
Glencore PLC	3,396,600	20,250,073
Steel - 5.0%
Commercial Metals Co.	319,700	16,544,475
Reliance Steel & Aluminum Co.	105,200	26,072,768
Steel Dynamics, Inc.	99,000	12,484,890
		55,102,133
TOTAL METALS & MINING		234,176,033
TOTAL COMMON STOCKS (Cost $796,683,232)		1,080,416,128

Money Market Funds - 2.7%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (b)	12,466,384	12,468,877
Fidelity Securities Lending Cash Central Fund 4.63% (b)(c)	17,447,305	17,449,050
TOTAL MONEY MARKET FUNDS (Cost $29,917,927)		29,917,927

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $826,601,159)	1,110,334,055
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(13,033,869)
NET ASSETS - 100.0%	1,097,300,186

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	1,212,250	270,921,057	259,664,430	245,566	-	-	12,468,877	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	20,127,155	202,620,830	205,298,935	15,081	-	-	17,449,050	0.1%
Total	21,339,405	473,541,887	464,963,365	260,647	-	-	29,917,927

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,080,416,128	1,060,166,055	20,250,073	-

Money Market Funds	29,917,927	29,917,927	-	-
Total Investments in Securities:	1,110,334,055	1,090,083,982	20,250,073	-

Materials Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $16,870,503) - See accompanying schedule:
Unaffiliated issuers (cost $796,683,232)	$1,080,416,128
Fidelity Central Funds (cost $29,917,927)	29,917,927

Total Investment in Securities (cost $826,601,159)		$1,110,334,055
Foreign currency held at value (cost $19,046)		18,872
Receivable for investments sold		16,053,961
Receivable for fund shares sold		453,744
Dividends receivable		1,564,527
Distributions receivable from Fidelity Central Funds		20,504
Prepaid expenses		5,442
Other receivables		170,960
Total assets		1,128,622,065
Liabilities
Payable for investments purchased	$11,940,264
Payable for fund shares redeemed	997,681
Accrued management fee	483,068
Distribution and service plan fees payable	56,550
Other affiliated payables	183,135
Other payables and accrued expenses	212,131
Collateral on securities loaned	17,449,050
Total Liabilities		31,321,879
Net Assets		$1,097,300,186
Net Assets consist of:
Paid in capital		$773,543,103
Total accumulated earnings (loss)		323,757,083
Net Assets		$1,097,300,186

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($124,776,777 ÷ 1,247,999 shares) (a)		$99.98
Maximum offering price per share (100/94.25 of $99.98)		$106.08
Class M :
Net Asset Value and redemption price per share ($38,569,794 ÷ 390,508 shares) (a)		$98.77
Maximum offering price per share (100/96.50 of $98.77)		$102.35
Class C :
Net Asset Value and offering price per share ($17,052,876 ÷ 177,917 shares) (a)		$95.85
Materials :
Net Asset Value , offering price and redemption price per share ($603,330,274 ÷ 5,995,367 shares)		$100.63
Class I :
Net Asset Value , offering price and redemption price per share ($208,630,149 ÷ 2,077,644 shares)		$100.42
Class Z :
Net Asset Value , offering price and redemption price per share ($104,940,316 ÷ 1,046,539 shares)		$100.27
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$19,398,883
Income from Fidelity Central Funds (including $15,081 from security lending)		260,647
Total Income		19,659,530
Expenses
Management fee	$5,632,622
Transfer agent fees	1,875,435
Distribution and service plan fees	681,630
Accounting fees	323,931
Custodian fees and expenses	14,513
Independent trustees' fees and expenses	3,645
Registration fees	113,186
Audit	49,937
Legal	804
Interest	201
Miscellaneous	7,525
Total expenses before reductions	8,703,429
Expense reductions	(38,566)
Total expenses after reductions		8,664,863
Net Investment income (loss)		10,994,667
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	108,078,773
Foreign currency transactions	20,417
Total net realized gain (loss)		108,099,190
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(119,331,153)
Assets and liabilities in foreign currencies	(16,905)
Total change in net unrealized appreciation (depreciation)		(119,348,058)
Net gain (loss)		(11,248,868)
Net increase (decrease) in net assets resulting from operations		$(254,201)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,994,667	$8,580,339
Net realized gain (loss)	108,099,190	32,188,411
Change in net unrealized appreciation (depreciation)	(119,348,058)	129,763,897
Net increase (decrease) in net assets resulting from operations	(254,201)	170,532,647
Distributions to shareholders	(33,314,365)	(8,437,183)
Share transactions - net increase (decrease)	(23,554,987)	72,770,453
Total increase (decrease) in net assets	(57,123,553)	234,865,917

Net Assets
Beginning of period	1,154,423,739	919,557,822
End of period	$1,097,300,186	$1,154,423,739

Financial Highlights
Fidelity Advisor® Materials Fund Class A

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$102.68	$87.03	$59.39	$69.57	$88.50
Income from Investment Operations
Net investment income (loss) B,C	.79	.46	.33	.58	.84
Net realized and unrealized gain (loss)	(.54)	15.77	27.72	(10.10)	(12.01)
Total from investment operations	.25	16.23	28.05	(9.52)	(11.17)
Distributions from net investment income	(.80)	(.58)	(.41)	(.66)	(.67)
Distributions from net realized gain	(2.15)	-	-	-	(7.09)
Total distributions	(2.95)	(.58)	(.41)	(.66)	(7.76)
Net asset value, end of period	$99.98	$102.68	$87.03	$59.39	$69.57
Total Return D,E	.39%	18.64%	47.27%	(13.81)%	(12.59)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.03%	1.03%	1.08%	1.08%	1.06%
Expenses net of fee waivers, if any	1.03%	1.03%	1.08%	1.08%	1.06%
Expenses net of all reductions	1.03%	1.03%	1.08%	1.07%	1.05%
Net investment income (loss)	.81%	.46%	.48%	.87%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$124,777	$138,219	$101,238	$76,869	$126,182
Portfolio turnover rate H	47%	43%	36%	69%	77% I

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Materials Fund Class M

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$101.52	$86.14	$58.84	$68.98	$87.79
Income from Investment Operations
Net investment income (loss) B,C	.54	.20	.14	.39	.61
Net realized and unrealized gain (loss)	(.53)	15.59	27.42	(10.01)	(11.88)
Total from investment operations	.01	15.79	27.56	(9.62)	(11.27)
Distributions from net investment income	(.61)	(.41)	(.26)	(.52)	(.45)
Distributions from net realized gain	(2.15)	-	-	-	(7.09)
Total distributions	(2.76)	(.41)	(.26)	(.52)	(7.54)
Net asset value, end of period	$98.77	$101.52	$86.14	$58.84	$68.98
Total Return D,E	.15%	18.32%	46.86%	(14.05)%	(12.84)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.28%	1.29%	1.36%	1.37%	1.35%
Expenses net of fee waivers, if any	1.28%	1.29%	1.36%	1.36%	1.35%
Expenses net of all reductions	1.28%	1.29%	1.36%	1.36%	1.34%
Net investment income (loss)	.56%	.20%	.21%	.58%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$38,570	$37,100	$24,768	$19,423	$27,436
Portfolio turnover rate H	47%	43%	36%	69%	77% I

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Materials Fund Class C

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$98.63	$83.76	$57.30	$67.13	$85.52
Income from Investment Operations
Net investment income (loss) B,C	.06	(.28)	(.18)	.08	.25
Net realized and unrealized gain (loss)	(.53)	15.15	26.64	(9.76)	(11.50)
Total from investment operations	(.47)	14.87	26.46	(9.68)	(11.25)
Distributions from net investment income	(.16)	-	-	(.15)	(.04)
Distributions from net realized gain	(2.15)	-	-	-	(7.09)
Total distributions	(2.31)	-	-	(.15)	(7.14) D
Net asset value, end of period	$95.85	$98.63	$83.76	$57.30	$67.13
Total Return E,F	(.36)%	17.75%	46.18%	(14.46)%	(13.24)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.78%	1.78%	1.83%	1.82%	1.81%
Expenses net of fee waivers, if any	1.78%	1.78%	1.83%	1.82%	1.81%
Expenses net of all reductions	1.78%	1.78%	1.83%	1.81%	1.79%
Net investment income (loss)	.06%	(.29)%	(.27)%	.12%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$17,053	$21,261	$23,296	$24,239	$51,659
Portfolio turnover rate I	47%	43%	36%	69%	77% J

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Materials Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$103.29	$87.46	$59.63	$69.84	$88.90
Income from Investment Operations
Net investment income (loss) B,C	1.07	.75	.53	.77	1.06
Net realized and unrealized gain (loss)	(.55)	15.86	27.87	(10.14)	(12.09)
Total from investment operations	.52	16.61	28.40	(9.37)	(11.03)
Distributions from net investment income	(1.03)	(.78)	(.57)	(.84)	(.93)
Distributions from net realized gain	(2.15)	-	-	-	(7.09)
Total distributions	(3.18)	(.78)	(.57)	(.84)	(8.03) D
Net asset value, end of period	$100.63	$103.29	$87.46	$59.63	$69.84
Total Return E	.67%	18.98%	47.68%	(13.57)%	(12.35)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.76%	.75%	.80%	.80%	.79%
Expenses net of fee waivers, if any	.75%	.74%	.80%	.80%	.79%
Expenses net of all reductions	.75%	.74%	.80%	.79%	.78%
Net investment income (loss)	1.09%	.75%	.76%	1.14%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$603,330	$645,773	$533,073	$405,668	$626,759
Portfolio turnover rate H	47%	43%	36%	69%	77% I

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Materials Fund Class I

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$103.07	$87.29	$59.52	$69.70	$88.73
Income from Investment Operations
Net investment income (loss) B,C	1.06	.74	.55	.78	1.07
Net realized and unrealized gain (loss)	(.54)	15.83	27.80	(10.12)	(12.08)
Total from investment operations	.52	16.57	28.35	(9.34)	(11.01)
Distributions from net investment income	(1.02)	(.79)	(.58)	(.84)	(.93)
Distributions from net realized gain	(2.15)	-	-	-	(7.09)
Total distributions	(3.17)	(.79)	(.58)	(.84)	(8.02)
Net asset value, end of period	$100.42	$103.07	$87.29	$59.52	$69.70
Total Return D	.66%	18.97%	47.70%	(13.55)%	(12.34)%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.76%	.75%	.78%	.79%	.78%
Expenses net of fee waivers, if any	.76%	.75%	.78%	.79%	.78%
Expenses net of all reductions	.76%	.75%	.78%	.78%	.77%
Net investment income (loss)	1.08%	.74%	.78%	1.16%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$208,630	$238,282	$190,132	$137,887	$254,240
Portfolio turnover rate G	47%	43%	36%	69%	77% H

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Materials Fund Class Z

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$102.92	$87.14	$59.40	$69.58	$79.81
Income from Investment Operations
Net investment income (loss) C,D	1.20	.88	.67	.88	.62
Net realized and unrealized gain (loss)	(.54)	15.81	27.75	(10.10)	(6.96)
Total from investment operations	.66	16.69	28.42	(9.22)	(6.34)
Distributions from net investment income	(1.16)	(.91)	(.68)	(.96)	(.96)
Distributions from net realized gain	(2.15)	-	-	-	(2.93)
Total distributions	(3.31)	(.91)	(.68)	(.96)	(3.89)
Net asset value, end of period	$100.27	$102.92	$87.14	$59.40	$69.58
Total Return E,F	.81%	19.14%	47.92%	(13.43)%	(7.35)%
Ratios to Average Net Assets D,G,H
Expenses before reductions	.62%	.62%	.64%	.63%	.63% I
Expenses net of fee waivers, if any	.61%	.62%	.64%	.63%	.62% I
Expenses net of all reductions	.61%	.62%	.63%	.62%	.61% I
Net investment income (loss)	1.23%	.88%	.93%	1.31%	2.27% I
Supplemental Data
Net assets, end of period (000 omitted)	$104,940	$73,790	$47,051	$13,267	$10,039
Portfolio turnover rate J	47%	43%	36%	69%	77% K

A For the year ended February 29.

B For the period October 2, 2018 (commencement of sale of shares) through February 28, 2019.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.
Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Fidelity Advisor Materials Fund Class A (Class A), Fidelity Advisor Materials Fund Class M (Class M), Fidelity Advisor Materials Fund Class C (Class C), Materials Portfolio (Materials), Fidelity Advisor Materials Fund Class I (Class I) and Fidelity Advisor Materials Fund Class Z (Class Z) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Materials Portfolio	$170,960

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred Trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$298,730,549
Gross unrealized depreciation	(17,040,907)
Net unrealized appreciation (depreciation)	$281,689,642
Tax Cost	$828,644,413

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$404,924
Undistributed long-term capital gain	$41,868,671
Net unrealized appreciation (depreciation) on securities and other investments	$281,655,866

The tax character of distributions paid was as follows:

	February 28, 2023	February 28, 2022
Ordinary Income	$10,457,127	$ 8,437,183
Long-term Capital Gains	22,857,238	-
Total	$33,314,365	$ 8,437,183
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Materials Portfolio	504,389,945	559,316,282
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$313,970	$5,234
Class M	.25%	.25%	181,244	496
Class C	.75%	.25%	186,416	27,734
			$681,630	$33,464

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$20,160
Class M	2,307
Class C A	106
$22,573

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$257,456.20
Class M	74,589.21
Class C	38,561.21
Materials	1,069,263.18
Class I	402,014.18
Class Z	33,552.04
	$1,875,435

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Materials Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Materials Portfolio	$6,556

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Materials Portfolio	Borrower	$ 7,643,667.32%		$201

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Materials Portfolio	23,186,744	9,817,568	1,313,266
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Materials Portfolio	$1,920
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Materials Portfolio	$1,523	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $887. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class M	$73

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $37,606.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended February 28, 2023	Year ended February 28, 2022
Materials Portfolio
Distributions to shareholders
Class A	$ 3,653,799	$762,533
Class M	1,013,870	147,448
Class C	430,794	-
Materials	18,471,243	5,007,156
Class I	6,523,647	1,869,092
Class Z	3,221,012	650,954
Total	$33,314,365	$8,437,183
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2023	Year ended February 28, 2022	Year ended February 28, 2023	Year ended February 28, 2022
Materials Portfolio
Class A
Shares sold	174,329	462,367	$17,454,764	$46,208,008
Reinvestment of distributions	37,585	7,168	3,573,539	745,309
Shares redeemed	(310,006)	(286,710)	(30,402,251)	(28,650,346)
Net increase (decrease)	(98,092)	182,825	$(9,373,948)	$18,302,971
Class M
Shares sold	92,789	179,127	$9,181,513	$17,772,580
Reinvestment of distributions	10,767	1,429	1,011,814	147,010
Shares redeemed	(78,482)	(102,671)	(7,550,323)	(10,013,298)
Net increase (decrease)	25,074	77,885	$2,643,004	$7,906,292
Class C
Shares sold	33,396	94,534	$3,198,388	$9,060,563
Reinvestment of distributions	4,589	-	418,955	-
Shares redeemed	(75,621)	(157,099)	(7,005,317)	(14,767,417)
Net increase (decrease)	(37,636)	(62,565)	$(3,387,974)	$(5,706,854)
Materials
Shares sold	1,012,996	5,001,453	$103,105,703	$502,734,189
Reinvestment of distributions	179,022	44,769	17,121,716	4,680,116
Shares redeemed	(1,448,920)	(4,889,252)	(140,887,042)	(485,592,599)
Net increase (decrease)	(256,902)	156,970	$(20,659,623)	$21,821,706
Class I
Shares sold	699,555	1,335,457	$69,977,727	$132,303,721
Reinvestment of distributions	64,549	16,505	6,160,539	1,721,641
Shares redeemed	(998,267)	(1,218,271)	(97,071,794)	(121,416,087)
Net increase (decrease)	(234,163)	133,691	$(20,933,528)	$12,609,275
Class Z
Shares sold	598,908	511,529	$54,583,653	$50,914,703
Reinvestment of distributions	32,902	5,860	3,134,918	610,221
Shares redeemed	(302,227)	(340,358)	(29,561,489)	(33,687,861)
Net increase (decrease)	329,583	177,031	$28,157,082	$17,837,063
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Chemicals Portfolio, Gold Portfolio and Materials Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2023, and the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Chemicals Portfolio (1)
Gold Portfolio (2)
Materials Portfolio (1)
(1) Statement of assets and liabilities, including the schedule of investments, as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, and the financial highlights for each of the periods indicated therein.
(2) Consolidated statement of asset and liabilities, including the consolidated schedule of investments, as of February 28, 2023, the related consolidated statement of operations for the year ended February 28, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended February 28, 2023, and the consolidated financial highlights for each of the periods indicated therein.

Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.   Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures.   We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2023

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023

Chemicals Portfolio	.75%
Actual		$ 1,000	$ 1,077.90	$ 3.86
Hypothetical- B		$ 1,000	$ 1,021.08	$ 3.76
Gold Portfolio
Class A	1.09%
Actual		$ 1,000	$ 1,165.60	$ 5.85
Hypothetical- B		$ 1,000	$ 1,019.39	$ 5.46
Class M	1.35%
Actual		$ 1,000	$ 1,163.60	$ 7.24
Hypothetical- B		$ 1,000	$ 1,018.10	$ 6.76
Class C	1.80%
Actual		$ 1,000	$ 1,161.40	$ 9.65
Hypothetical- B		$ 1,000	$ 1,015.87	$ 9.00
Gold Portfolio	.78%
Actual		$ 1,000	$ 1,166.90	$ 4.19
Hypothetical- B		$ 1,000	$ 1,020.93	$ 3.91
Class I	.77%
Actual		$ 1,000	$ 1,166.90	$ 4.14
Hypothetical- B		$ 1,000	$ 1,020.98	$ 3.86
Class Z	.63%
Actual		$ 1,000	$ 1,167.80	$ 3.39
Hypothetical- B		$ 1,000	$ 1,021.67	$ 3.16
Materials Portfolio
Class A	1.03%
Actual		$ 1,000	$ 1,110.00	$ 5.39
Hypothetical- B		$ 1,000	$ 1,019.69	$ 5.16
Class M	1.28%
Actual		$ 1,000	$ 1,108.60	$ 6.69
Hypothetical- B		$ 1,000	$ 1,018.45	$ 6.41
Class C	1.78%
Actual		$ 1,000	$ 1,105.90	$ 9.29
Hypothetical- B		$ 1,000	$ 1,015.97	$ 8.90
Materials Portfolio	.76%
Actual		$ 1,000	$ 1,111.50	$ 3.98
Hypothetical- B		$ 1,000	$ 1,021.03	$ 3.81
Class I	.76%
Actual		$ 1,000	$ 1,111.60	$ 3.98
Hypothetical- B		$ 1,000	$ 1,021.03	$ 3.81
Class Z	.61%
Actual		$ 1,000	$ 1,112.20	$ 3.19
Hypothetical- B		$ 1,000	$ 1,021.77	$ 3.06

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2023, or, if subsequently determined to be different, the net capital gain of such year.

Chemicals Portfolio	$48,236,858
Materials Portfolio	$67,863,923
The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends:

Gold Portfolio	$97,520
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2022	December 2022
Chemicals Portfolio	100%	100%
Gold Portfolio
Class A	3%	-
Class M	4%	-
Class C	5%	-
Gold	3%	-
Class I	3%	-
Class Z	3%	-
Materials Portfolio
Class A	-	100%
Class M	-	100%
Class C	-	100%
Materials	-	98%
Class I	-	99%
Class Z	-	87%
A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2022	December 2022
Chemicals Portfolio	100%	100%
Gold Portfolio
Class A	100%	-
Class M	100%	-
Class C	100%	-
Gold	100%	-
Class I	100%	-
Class Z	100%	-
Materials Portfolio
Class A	-	100%
Class M	-	100%
Class C	-	100%
Materials	-	100%
Class I	-	100%
Class Z	-	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
Gold Portfolio
Class A	04/11/2022	$0.0728	$0.0038
Class M	04/11/2022	$0.0628	$0.0038
Class C	04/11/2022	$0.0488	$0.0038
Gold	04/11/2022	$0.0848	$0.0038
Class I	04/11/2022	$0.0848	$0.0038
Class Z	04/11/2022	$0.0898	$0.0038

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.846032.116
SELMT-ANN-0423
Fidelity® Select Portfolios®
Consumer Discretionary Sector

Automotive Portfolio
Communication Services Portfolio
Construction and Housing Portfolio
Consumer Discretionary Portfolio
Leisure Portfolio
Retailing Portfolio

Annual Report
February 28, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Automotive Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Communication Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Construction and Housing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Consumer Discretionary Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Leisure Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Retailing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Automotive Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Automotive Portfolio	-16.92%	10.56%	10.95%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Automotive Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Automotive Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Hiroki Sugihara:
For the fiscal year ending February 28, 2023, the fund returned -16.92%, underperforming the -15.57% result of the FactSet Automotive Linked Index, as well as the broad-based S&P 500 ® index. Versus the industry index, security selection was the primary detractor, especially within auto parts & equipment category. Subpar picks and an underweighting among automotive retail stocks, in addition to an underweighting in motorcycle manufacturers, also hurt. The biggest individual relative detractor was an overweight position in Xpeng (-75%). Outsized exposure to Carvana (-93%) also proved detrimental. Avoiding BorgWarner, an index component that gained roughly 25%, further weighed on relative performance. In contrast, the top contributor to performance versus the industry index proved to be investment choices among automobile manufacturers. An overweighting in auto parts & equipment companies, as well as picks in the trucking group, aided the portfolio's relative result. The biggest individual relative contributor was an underweight position in NIO (-59%), though we reduced our investment during the period. Also adding value was an outsized stake in Tesla, which returned approximately -29% and was among the portfolio's more sizable holdings. Another key relative contributor was an overweighting in O'Reilly Automotive (+28%), one of the fund's largest holdings on February 28. Notable changes in positioning the past 12 months include a higher allocation to both distributors and auto parts & equipment stocks.
Notes to shareholders:
On August 1, 2022, Elliot Mattingly came off the fund, leaving Hiroki Sugihara as sole portfolio manager of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Automotive Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Tesla, Inc.	11.9
Toyota Motor Corp. sponsored ADR	10.7
General Motors Co.	8.6
O'Reilly Automotive, Inc.	7.7
Aptiv PLC	5.6
Ferrari NV	4.9
Ford Motor Co.	4.3
AutoZone, Inc.	4.0
Copart, Inc.	3.7
Li Auto, Inc. ADR	3.2
64.6

Industries (% of Fund's net assets)

Automobiles	55.4
Auto Components	18.2
Specialty Retail	14.8
Distributors	5.0
Commercial Services & Supplies	3.7
Internet & Direct Marketing Retail	1.0
Semiconductors & Semiconductor Equipment	0.8
Electrical Equipment	0.5
Electronic Equipment & Components	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Automotive Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 98.8%
	Shares	Value ($)
Auto Components - 18.2%
Auto Parts & Equipment - 18.2%
Adient PLC (a)	38,245	1,633,826
Aptiv PLC (a)	50,920	5,920,978
Autoliv, Inc.	23,935	2,215,902
Cie Automotive SA	32,800	960,290
DENSO Corp.	33,858	1,800,140
Hanon Systems	104,270	712,659
Lear Corp.	16,762	2,340,813
Magna International, Inc. Class A (sub. vtg.)	48,241	2,688,698
Novem Group SA	117,407	1,092,796
		19,366,102
Automobiles - 54.8%
Automobile Manufacturers - 54.8%
Ferrari NV	20,234	5,268,327
Ford Motor Co.	379,179	4,576,691
General Motors Co.	236,161	9,148,877
Honda Motor Co. Ltd. sponsored ADR	117,000	3,038,490
Li Auto, Inc. ADR (a)(b)	145,852	3,443,566
Lucid Group, Inc. Class A (a)(b)	35,764	326,525
Mercedes-Benz Group AG (Germany)	16,447	1,260,544
NIO, Inc. sponsored ADR (a)(b)	103,784	974,532
Rivian Automotive, Inc. (a)(b)	32,680	630,724
Stellantis NV (b)	144,048	2,523,721
Suzuki Motor Corp.	53,701	1,886,467
Tesla, Inc. (a)	61,848	12,722,752
Toyota Motor Corp. sponsored ADR (b)	83,507	11,350,271
XPeng, Inc. ADR (a)(b)	130,945	1,168,029
		58,319,516
Commercial Services & Supplies - 3.7%
Diversified Support Services - 3.7%
Copart, Inc. (a)	55,597	3,917,365
Distributors - 5.0%
Distributors - 5.0%
Central Automotive Products Ltd.	300	5,927
Genuine Parts Co.	16,721	2,957,276
LKQ Corp.	40,709	2,332,219
		5,295,422
Electrical Equipment - 0.5%
Electrical Components & Equipment - 0.5%
Sensata Technologies, Inc. PLC	11,023	557,543
Internet & Direct Marketing Retail - 1.0%
Internet & Direct Marketing Retail - 1.0%
Uber Technologies, Inc. (a)	33,454	1,112,680
Semiconductors & Semiconductor Equipment - 0.8%
Semiconductors - 0.8%
Mitsui High-Tec, Inc.	16,000	823,767
Specialty Retail - 14.8%
Automotive Retail - 14.8%
Advance Auto Parts, Inc.	2,978	431,691
AutoZone, Inc. (a)	1,706	4,242,037
CarMax, Inc. (a)(b)	13,986	965,593
Carvana Co. Class A (a)(b)	21,410	201,682
Lithia Motors, Inc. Class A (sub. vtg.)	6,638	1,693,885
O'Reilly Automotive, Inc. (a)	9,917	8,232,102
		15,766,990
TOTAL COMMON STOCKS (Cost $77,309,580)		105,159,385

Preferred Stocks - 0.6%
	Shares	Value ($)
Convertible Preferred Stocks - 0.0%
Electronic Equipment & Components - 0.0%
Electronic Components - 0.0%
CelLink Corp. Series D (a)(c)(d)	3,700	48,174

Nonconvertible Preferred Stocks - 0.6%
Automobiles - 0.6%
Automobile Manufacturers - 0.6%
Dr. Ing. h.c. F. Porsche AG Series F (a)	4,864	587,005

TOTAL PREFERRED STOCKS (Cost $482,262)		635,179

Money Market Funds - 18.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (e)	311,851	311,913
Fidelity Securities Lending Cash Central Fund 4.63% (e)(f)	19,446,540	19,448,485
TOTAL MONEY MARKET FUNDS (Cost $19,760,398)		19,760,398

TOTAL INVESTMENT IN SECURITIES - 117.9% (Cost $97,552,240)	125,554,962
NET OTHER ASSETS (LIABILITIES) - (17.9)%	(19,075,791)
NET ASSETS - 100.0%	106,479,171

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $48,174 or 0.0% of net assets.

(d)	Level 3 security
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
CelLink Corp. Series D	1/20/22	77,048

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	252,289	33,405,522	33,345,898	12,217	-	-	311,913	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	18,145,010	179,259,737	177,956,262	291,519	-	-	19,448,485	0.1%
Total	18,397,299	212,665,259	211,302,160	303,736	-	-	19,760,398

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	105,159,385	103,898,841	1,260,544	-

Preferred Stocks	635,179	587,005	-	48,174

Money Market Funds	19,760,398	19,760,398	-	-
Total Investments in Securities:	125,554,962	124,246,244	1,260,544	48,174

Automotive Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $19,098,673) - See accompanying schedule:
Unaffiliated issuers (cost $77,791,842)	$105,794,564
Fidelity Central Funds (cost $19,760,398)	19,760,398

Total Investment in Securities (cost $97,552,240)		$125,554,962
Foreign currency held at value (cost $10,651)		10,651
Receivable for fund shares sold		168,722
Dividends receivable		305,078
Distributions receivable from Fidelity Central Funds		29,707
Prepaid expenses		230
Other receivables		2,213
Total assets		126,071,563
Liabilities
Payable for investments purchased	$10,649
Payable for fund shares redeemed	30,330
Accrued management fee	46,050
Other affiliated payables	23,466
Other payables and accrued expenses	33,822
Collateral on securities loaned	19,448,075
Total Liabilities		19,592,392
Net Assets		$106,479,171
Net Assets consist of:
Paid in capital		$92,929,377
Total accumulated earnings (loss)		13,549,794
Net Assets		$106,479,171
Net Asset Value , offering price and redemption price per share ($106,479,171 ÷ 2,315,078 shares)		$45.99

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$1,342,022
Special dividends		222,964
Income from Fidelity Central Funds (including $291,519 from security lending)		303,736
Total Income		1,868,722
Expenses
Management fee	$606,539
Transfer agent fees	289,869
Accounting fees	41,943
Custodian fees and expenses	15,351
Independent trustees' fees and expenses	407
Registration fees	28,143
Audit	40,354
Legal	738
Miscellaneous	696
Total expenses before reductions	1,024,040
Expense reductions	(4,274)
Total expenses after reductions		1,019,766
Net Investment income (loss)		848,956
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(14,151,090)
Foreign currency transactions	3,546
Total net realized gain (loss)		(14,147,544)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(16,315,495)
Assets and liabilities in foreign currencies	(713)
Total change in net unrealized appreciation (depreciation)		(16,316,208)
Net gain (loss)		(30,463,752)
Net increase (decrease) in net assets resulting from operations		$(29,614,796)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$848,956	$753,430
Net realized gain (loss)	(14,147,544)	10,793,755
Change in net unrealized appreciation (depreciation)	(16,316,208)	607,122
Net increase (decrease) in net assets resulting from operations	(29,614,796)	12,154,307
Distributions to shareholders	(2,701,513)	(6,137,128)
Share transactions
Proceeds from sales of shares	45,458,045	189,559,902
Reinvestment of distributions	2,537,929	5,872,623
Cost of shares redeemed	(74,376,081)	(234,498,841)
Net increase (decrease) in net assets resulting from share transactions	(26,380,107)	(39,066,316)
Total increase (decrease) in net assets	(58,696,416)	(33,049,137)

Net Assets
Beginning of period	165,175,587	198,224,724
End of period	$106,479,171	$165,175,587

Other Information
Shares
Sold	949,641	3,055,146
Issued in reinvestment of distributions	51,998	95,061
Redeemed	(1,606,800)	(3,886,592)
Net increase (decrease)	(605,161)	(736,385)

Financial Highlights
Automotive Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$56.56	$54.21	$34.91	$33.29	$37.52
Income from Investment Operations
Net investment income (loss) B,C	.34 D	.23 E	.05 F	.46 G	.36
Net realized and unrealized gain (loss)	(9.86)	3.82	23.73	2.67 H	(2.15)
Total from investment operations	(9.52)	4.05	23.78	3.13	(1.79)
Distributions from net investment income	(.28)	(.29)	(.01)	(.49) I	(.38)
Distributions from net realized gain	(.77)	(1.40)	(4.47)	(1.02) I	(2.06)
Total distributions	(1.05)	(1.70) J	(4.48)	(1.51)	(2.44)
Net asset value, end of period	$45.99	$56.56	$54.21	$34.91	$33.29
Total Return K	(16.92)%	7.20%	78.19%	9.14% H	(4.66)%
Ratios to Average Net Assets C,L,M
Expenses before reductions	.89%	.80%	.88%	1.00%	.97%
Expenses net of fee waivers, if any	.88%	.80%	.88%	1.00%	.97%
Expenses net of all reductions	.88%	.80%	.87%	.99%	.97%
Net investment income (loss)	.73% D	.37% E	.10% F	1.33% G	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$106,479	$165,176	$198,225	$36,480	$40,781
Portfolio turnover rate N	54%	69%	56%	45%	31%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .54%.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .20%.

F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.21)%.

G Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.07%.

H Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.19 per share. Excluding these litigation proceeds, the total return would have been 8.58%.

I The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

J Total distributions per share do not sum due to rounding.

K Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

L Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

M Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

N Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Communication Services Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-25.15%	5.32%	8.70%
Class M (incl.3.50% sales charge)	-23.55%	5.59%	8.84%
Class C (incl. contingent deferred sales charge)	-21.93%	5.91%	9.00%
Communication Services Portfolio	-20.36%	6.84%	9.48%
Class I	-20.32%	6.85%	9.49%
Class Z	-20.23%	6.97%	9.55%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class A, Class M, Class C, Class I and Class Z shares took place on November 30, 2018. Returns prior to November 30, 2018, are those of Communication Services Portfolio, the original class of the fund.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communication Services Portfolio, a class of the fund, on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Communication Services Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Matthew Drukker:
For the fiscal year ending February 28, 2023, the fund's share classes (excluding sales charges, if applicable) returned roughly -21% to -20%, outperforming the -23.61% result of the MSCI US IMI Communication Services 25/50 (Media Linked) Index, but underperforming the broad-based S&P 500 ® index. The primary contributors to performance versus the sector index were security selection and an overweight in the movies & entertainment industry. Picks among trucking stocks and an overweight in the wireless telecommunication services category also lifted the fund's relative result. The biggest individual relative contributor was an overweight position in T-Mobile U.S. (+14%), one portfolio's more sizable holdings at period end. Also lifting performance was an outsized stake in Netflix, which returned approximately -18%. We added to our position in the company this past year. Adding further value was the fund's non-index investment in Uber Technologies (-6%), one of our largest holdings as of February 28. In contrast, the largest detractor from performance versus the sector index was an underweighting among integrated telecommunication services firms. Stock picks and an overweighting in the interactive media & services group, as well as investment choices in the internet & direct marketing retail industry, also hindered relative performance. The biggest individual relative detractor was an overweight position in Snap (-75%). A smaller-than-index stake in AT&T (+11%), where we reduced our holding size this period, hurt as well. Another notable relative detractor was a larger-than-index position in Liberty Broadband (-40%), which was among the fund's biggest holdings. Notable changes in positioning include a higher allocation to the cable & satellite industry and movies & entertainment stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Communication Services Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Meta Platforms, Inc. Class A	17.8
Alphabet, Inc. Class A	17.8
Netflix, Inc.	8.9
Activision Blizzard, Inc.	5.8
Liberty Broadband Corp. Class A	4.4
T-Mobile U.S., Inc.	4.4
Charter Communications, Inc. Class A	4.4
Comcast Corp. Class A	4.2
The Walt Disney Co.	3.9
Uber Technologies, Inc.	2.4
74.0

Industries (% of Fund's net assets)

Interactive Media & Services	39.9
Entertainment	29.5
Media	15.7
Internet & Direct Marketing Retail	4.7
Wireless Telecommunication Services	4.4
Diversified Telecommunication Services	4.0
Real Estate Management & Development	0.3
Software	0.1
IT Services	0.1

Communication Services Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 98.4%
	Shares	Value ($)
Diversified Telecommunication Services - 4.0%
Alternative Carriers - 4.0%
EchoStar Holding Corp. Class A (a)(b)	129,700	2,588,812
Iridium Communications, Inc.	28,600	1,755,182
Liberty Global PLC Class C (a)	677,300	14,392,625
Liberty Latin America Ltd. Class C (a)	1,274,786	11,192,621
		29,929,240
Integrated Telecommunication Services - 0.0%
AT&T, Inc.	4,000	75,640
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		30,004,880
Entertainment - 29.5%
Interactive Home Entertainment - 7.8%
Activision Blizzard, Inc.	579,400	44,179,250
Roblox Corp. (a)(b)	61,100	2,238,704
Skillz, Inc. (a)	26,600	16,638
Take-Two Interactive Software, Inc. (a)	118,300	12,959,765
		59,394,357
Movies & Entertainment - 21.7%
Cinemark Holdings, Inc. (a)(b)	590,000	8,029,900
Endeavor Group Holdings, Inc. (a)(b)	306,500	6,838,015
Liberty Media Corp. Liberty Formula One Class A (a)	222,262	13,504,639
Lions Gate Entertainment Corp.:
Class A (a)	34,500	366,045
Class B (a)	562,434	5,596,218
Marcus Corp. (b)	297,200	4,781,948
Netflix, Inc. (a)	209,400	67,454,022
The Walt Disney Co. (a)	300,971	29,979,721
Warner Bros Discovery, Inc. (a)	427,014	6,669,959
Warner Music Group Corp. Class A	501,600	15,830,496
World Wrestling Entertainment, Inc. Class A (b)	68,700	5,770,800
		164,821,763
TOTAL ENTERTAINMENT		224,216,120
Interactive Media & Services - 39.6%
Interactive Media & Services - 39.6%
Alphabet, Inc. Class A (a)	1,504,400	135,486,264
Angi, Inc. (a)(b)	2,088,100	5,345,536
Match Group, Inc. (a)(b)	237,070	9,819,439
Meta Platforms, Inc. Class A (a)	774,900	135,561,007
Shutterstock, Inc. (b)	19,600	1,474,312
Snap, Inc. Class A (a)	895,600	9,090,340
Vimeo, Inc. (a)	51,464	197,107
Zoominfo Technologies, Inc. (a)	172,800	4,176,576
		301,150,581
Internet & Direct Marketing Retail - 4.7%
Internet & Direct Marketing Retail - 4.7%
Amazon.com, Inc. (a)	187,700	17,686,971
Uber Technologies, Inc. (a)	553,100	18,396,106
		36,083,077
IT Services - 0.1%
Internet Services & Infrastructure - 0.1%
X Holdings I, Inc. (c)(d)	1,724	629,950
Media - 15.7%
Advertising - 0.6%
S4 Capital PLC (a)	1,876,500	4,636,182
TechTarget, Inc. (a)	12,100	456,533
		5,092,715
Broadcasting - 0.3%
Fox Corp. Class A (b)	58,600	2,052,172
Cable & Satellite - 14.8%
Altice U.S.A., Inc. Class A (a)	1,361,600	5,391,936
Charter Communications, Inc. Class A (a)	90,200	33,158,422
Comcast Corp. Class A	865,400	32,166,918
DISH Network Corp. Class A (a)	44,539	508,190
Liberty Broadband Corp. Class A (a)	389,123	33,748,638
Liberty Media Corp. Liberty SiriusXM Series A (a)	232,800	7,540,392
		112,514,496
TOTAL MEDIA		119,659,383
Real Estate Management & Development - 0.3%
Real Estate Services - 0.3%
Zillow Group, Inc. Class A (a)	59,600	2,464,460
Software - 0.1%
Application Software - 0.1%
Viant Technology, Inc. (a)	257,200	1,010,796
Wireless Telecommunication Services - 4.4%
Wireless Telecommunication Services - 4.4%
T-Mobile U.S., Inc. (a)	235,750	33,518,935
TOTAL COMMON STOCKS (Cost $674,835,934)		748,738,182

Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
Interactive Media & Services - 0.3%
Interactive Media & Services - 0.3%
Reddit, Inc. Series F (a)(c)(d) (Cost $3,584,075)	58,000	2,209,800

Money Market Funds - 5.2%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (e)	10,669,917	10,672,051
Fidelity Securities Lending Cash Central Fund 4.63% (e)(f)	29,123,764	29,126,676
TOTAL MONEY MARKET FUNDS (Cost $39,798,727)		39,798,727

TOTAL INVESTMENT IN SECURITIES - 103.9% (Cost $718,218,736)	790,746,709
NET OTHER ASSETS (LIABILITIES) - (3.9)%	(29,498,696)
NET ASSETS - 100.0%	761,248,013

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,839,750 or 0.4% of net assets.

(d)	Level 3 security
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Reddit, Inc. Series F	8/11/21	3,584,075

X Holdings I, Inc.	10/27/21	1,266,192

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	605	252,151,916	241,480,470	138,792	-	-	10,672,051	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	30,567,219	304,774,181	306,214,724	32,570	-	-	29,126,676	0.1%
Total	30,567,824	556,926,097	547,695,194	171,362	-	-	39,798,727

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	748,738,182	748,108,232	-	629,950

Convertible Preferred Stocks	2,209,800	-	-	2,209,800

Money Market Funds	39,798,727	39,798,727	-	-
Total Investments in Securities:	790,746,709	787,906,959	-	2,839,750

Communication Services Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $28,132,058) - See accompanying schedule:
Unaffiliated issuers (cost $678,420,009)	$750,947,982
Fidelity Central Funds (cost $39,798,727)	39,798,727

Total Investment in Securities (cost $718,218,736)		$790,746,709
Foreign currency held at value (cost $799)		797
Receivable for fund shares sold		632,792
Dividends receivable		94,144
Distributions receivable from Fidelity Central Funds		39,302
Prepaid expenses		1,869
Total assets		791,515,613
Liabilities
Payable for fund shares redeemed	$587,717
Accrued management fee	346,801
Distribution and service plan fees payable	13,210
Other affiliated payables	154,278
Other payables and accrued expenses	39,812
Collateral on securities loaned	29,125,782
Total Liabilities		30,267,600
Net Assets		$761,248,013
Net Assets consist of:
Paid in capital		$734,201,364
Total accumulated earnings (loss)		27,046,649
Net Assets		$761,248,013

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($24,285,213 ÷ 390,186 shares) (a)		$62.24
Maximum offering price per share (100/94.25 of $62.24)		$66.04
Class M :
Net Asset Value and redemption price per share ($3,499,049 ÷ 56,665 shares) (a)		$61.75
Maximum offering price per share (100/96.50 of $61.75)		$63.99
Class C :
Net Asset Value and offering price per share ($7,478,221 ÷ 123,463 shares) (a)		$60.57
Communication Services :
Net Asset Value , offering price and redemption price per share ($710,710,435 ÷ 11,299,039 shares)		$62.90
Class I :
Net Asset Value , offering price and redemption price per share ($11,960,813 ÷ 190,199 shares)		$62.89
Class Z :
Net Asset Value , offering price and redemption price per share ($3,314,282 ÷ 52,456 shares)		$63.18
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$2,373,848
Income from Fidelity Central Funds (including $32,570 from security lending)		171,362
Total Income		2,545,210
Expenses
Management fee	$4,130,707
Transfer agent fees	1,693,195
Distribution and service plan fees	159,757
Accounting fees	253,372
Custodian fees and expenses	8,848
Independent trustees' fees and expenses	2,720
Registration fees	98,848
Audit	45,964
Legal	1,915
Interest	993
Miscellaneous	4,948
Total expenses before reductions	6,401,267
Expense reductions	(27,974)
Total expenses after reductions		6,373,293
Net Investment income (loss)		(3,828,083)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(27,501,704)
Foreign currency transactions	(65,206)
Total net realized gain (loss)		(27,566,910)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(178,868,019)
Assets and liabilities in foreign currencies	29
Total change in net unrealized appreciation (depreciation)		(178,867,990)
Net gain (loss)		(206,434,900)
Net increase (decrease) in net assets resulting from operations		$(210,262,983)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(3,828,083)	$(4,780,267)
Net realized gain (loss)	(27,566,910)	19,842,720
Change in net unrealized appreciation (depreciation)	(178,867,990)	(98,753,641)
Net increase (decrease) in net assets resulting from operations	(210,262,983)	(83,691,188)
Distributions to shareholders	-	(63,905,764)
Share transactions - net increase (decrease)	(73,791,815)	267,487,210
Total increase (decrease) in net assets	(284,054,798)	119,890,258

Net Assets
Beginning of period	1,045,302,811	925,412,553
End of period	$761,248,013	$1,045,302,811

Financial Highlights
Fidelity Advisor® Communication Services Fund Class A

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$78.37	$87.31	$60.63	$74.85	$78.20
Income from Investment Operations
Net investment income (loss) C,D	(.48)	(.60)	(.59)	(.30)	(.12)
Net realized and unrealized gain (loss)	(15.65)	(3.18)	30.37	8.77	2.68
Total from investment operations	(16.13)	(3.78)	29.78	8.47	2.56
Distributions from net investment income	-	-	-	-	(.14)
Distributions from net realized gain	-	(5.16)	(3.10)	(22.69)	(5.77)
Total distributions	-	(5.16)	(3.10)	(22.69)	(5.91)
Net asset value, end of period	$62.24	$78.37	$87.31	$60.63	$74.85
Total Return E,F,G	(20.58)%	(5.05)%	50.81%	11.90%	3.83%
Ratios to Average Net Assets D,H,I
Expenses before reductions	1.07%	1.03%	1.08%	1.07%	1.13% J
Expenses net of fee waivers, if any	1.07%	1.03%	1.08%	1.07%	1.12% J
Expenses net of all reductions	1.07%	1.03%	1.07%	1.06%	1.11% J
Net investment income (loss)	(.74)%	(.65)%	(.81)%	(.47)%	(.68)% J
Supplemental Data
Net assets, end of period (000 omitted)	$24,285	$33,679	$22,962	$9,947	$715
Portfolio turnover rate K	45%	57%	63%	73%	107%

A For the year ended February 29.

B For the period November 30, 2018 (commencement of sale of shares) through February 28, 2019.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Communication Services Fund Class M

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$77.94	$86.94	$60.52	$74.82	$78.20
Income from Investment Operations
Net investment income (loss) C,D	(.63)	(.82)	(.77)	(.48)	(.16)
Net realized and unrealized gain (loss)	(15.56)	(3.15)	30.29	8.75	2.67
Total from investment operations	(16.19)	(3.97)	29.52	8.27	2.51
Distributions from net investment income	-	-	-	-	(.12)
Distributions from net realized gain	-	(5.03)	(3.10)	(22.57)	(5.77)
Total distributions	-	(5.03)	(3.10)	(22.57)	(5.89)
Net asset value, end of period	$61.75	$77.94	$86.94	$60.52	$74.82
Total Return E,F,G	(20.77)%	(5.28)%	50.47%	11.58%	3.76%
Ratios to Average Net Assets D,H,I
Expenses before reductions	1.31%	1.27%	1.32%	1.35%	1.36% J
Expenses net of fee waivers, if any	1.31%	1.27%	1.32%	1.35%	1.35% J
Expenses net of all reductions	1.31%	1.27%	1.32%	1.34%	1.34% J
Net investment income (loss)	(.98)%	(.88)%	(1.06)%	(.75)%	(.90)% J
Supplemental Data
Net assets, end of period (000 omitted)	$3,499	$5,817	$5,386	$2,264	$485
Portfolio turnover rate K	45%	57%	63%	73%	107%

A For the year ended February 29.

B For the period November 30, 2018 (commencement of sale of shares) through February 28, 2019.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Communication Services Fund Class C

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$76.81	$86.05	$60.20	$74.76	$78.20
Income from Investment Operations
Net investment income (loss) C,D	(.90)	(1.27)	(1.12)	(.81)	(.25)
Net realized and unrealized gain (loss)	(15.34)	(3.07)	30.07	8.74	2.67
Total from investment operations	(16.24)	(4.34)	28.95	7.93	2.42
Distributions from net investment income	-	-	-	-	(.09)
Distributions from net realized gain	-	(4.90)	(3.10)	(22.49)	(5.77)
Total distributions	-	(4.90)	(3.10)	(22.49)	(5.86)
Net asset value, end of period	$60.57	$76.81	$86.05	$60.20	$74.76
Total Return E,F,G	(21.14)%	(5.76)%	49.77%	11.01%	3.63%
Ratios to Average Net Assets D,H,I
Expenses before reductions	1.78%	1.78%	1.80%	1.86%	1.87% J
Expenses net of fee waivers, if any	1.78%	1.78%	1.80%	1.86%	1.85% J
Expenses net of all reductions	1.78%	1.78%	1.79%	1.85%	1.84% J
Net investment income (loss)	(1.45)%	(1.39)%	(1.53)%	(1.26)%	(1.37)% J
Supplemental Data
Net assets, end of period (000 omitted)	$7,478	$8,938	$6,856	$1,982	$377
Portfolio turnover rate K	45%	57%	63%	73%	107%

A For the year ended February 29.

B For the period November 30, 2018 (commencement of sale of shares) through February 28, 2019.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the contingent deferred sales charge.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Communication Services Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$78.98	$87.88	$60.82	$74.88	$79.70
Income from Investment Operations
Net investment income (loss) B,C	(.30)	(.34)	(.36)	(.12)	.13
Net realized and unrealized gain (loss)	(15.78)	(3.22)	30.52	8.79	5.31
Total from investment operations	(16.08)	(3.56)	30.16	8.67	5.44
Distributions from net investment income	-	-	-	-	(.20)
Distributions from net realized gain	-	(5.34)	(3.10)	(22.73)	(10.06)
Total distributions	-	(5.34)	(3.10)	(22.73)	(10.26)
Net asset value, end of period	$62.90	$78.98	$87.88	$60.82	$74.88
Total Return D	(20.36)%	(4.79)%	51.29%	12.22%	8.12%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.80%	.75%	.77%	.78%	.82%
Expenses net of fee waivers, if any	.79%	.74%	.77%	.78%	.81%
Expenses net of all reductions	.79%	.74%	.76%	.77%	.80%
Net investment income (loss)	(.47)%	(.36)%	(.51)%	(.18)%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$710,710	$958,304	$859,871	$577,157	$562,422
Portfolio turnover rate G	45%	57%	63%	73%	107%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Communication Services Fund Class I

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$78.93	$87.86	$60.80	$74.89	$78.20
Income from Investment Operations
Net investment income (loss) C,D	(.28)	(.34)	(.39)	(.11)	(.06)
Net realized and unrealized gain (loss)	(15.76)	(3.22)	30.55	8.78	2.67
Total from investment operations	(16.04)	(3.56)	30.16	8.67	2.61
Distributions from net investment income	-	-	-	-	(.15)
Distributions from net realized gain	-	(5.37)	(3.10)	(22.76)	(5.77)
Total distributions	-	(5.37)	(3.10)	(22.76)	(5.92)
Net asset value, end of period	$62.89	$78.93	$87.86	$60.80	$74.89
Total Return E,F	(20.32)%	(4.79)%	51.31%	12.22%	3.91%
Ratios to Average Net Assets D,G,H
Expenses before reductions	.76%	.75%	.78%	.77%	.70% I
Expenses net of fee waivers, if any	.75%	.75%	.77%	.77%	.69% I
Expenses net of all reductions	.75%	.75%	.77%	.76%	.68% I
Net investment income (loss)	(.43)%	(.37)%	(.51)%	(.17)%	(.30)% I
Supplemental Data
Net assets, end of period (000 omitted)	$11,961	$32,089	$26,521	$2,493	$452
Portfolio turnover rate J	45%	57%	63%	73%	107%

A For the year ended February 29.

B For the period November 30, 2018 (commencement of sale of shares) through February 28, 2019.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Communication Services Fund Class Z

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$79.20	$88.04	$60.85	$74.89	$78.20
Income from Investment Operations
Net investment income (loss) C,D	(.19)	(.22)	(.28)	(.03)	(.03)
Net realized and unrealized gain (loss)	(15.83)	(3.23)	30.57	8.80	2.65
Total from investment operations	(16.02)	(3.45)	30.29	8.77	2.62
Distributions from net investment income	-	-	-	-	(.16)
Distributions from net realized gain	-	(5.39)	(3.10)	(22.81)	(5.77)
Total distributions	-	(5.39)	(3.10)	(22.81)	(5.93)
Net asset value, end of period	$63.18	$79.20	$88.04	$60.85	$74.89
Total Return E,F	(20.23)%	(4.65)%	51.48%	12.38%	3.92%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.62%	.62%	.64%	.65%	.64% I
Expenses net of fee waivers, if any	.62%	.61%	.64%	.65%	.62% I
Expenses net of all reductions	.62%	.61%	.63%	.64%	.61% I
Net investment income (loss)	(.29)%	(.23)%	(.38)%	(.05)%	(.16)% I
Supplemental Data
Net assets, end of period (000 omitted)	$3,314	$6,477	$3,817	$1,833	$529
Portfolio turnover rate J	45%	57%	63%	73%	107%

A For the year ended February 29.

B For the period November 30, 2018 (commencement of sale of shares) through February 28, 2019.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Calculated based on average shares outstanding during the period.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Construction and Housing Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Construction and Housing Portfolio	-0.70%	16.08%	13.75%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Construction and Housing Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Construction and Housing Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Jordan Michaels:
For the fiscal year ending February 28, 2023, the fund returned -0.70%, outperforming the -2.34% result of the MSCI US IMI Construction & Housing 25/50 Index, as well as the broad-based S&P 500 ® index. Versus the industry index, security selection was the primary contributor, led by choices in the construction & engineering group. Also helping was stock selection and an underweighting in residential REITs. The fund's biggest individual relative contributor was an overweighting in WillScot Mobile Mini Holdings, which gained 44% the past year. Though we decreased our stake, the company was among the biggest holdings as of February 28. Our second-largest relative contributor this period was avoiding AvalonBay Communities, an index component that returned approximately -25%. Another top relative contributor was an out-of-index position in Tempur Sealy International (+31%). We reduced the size of our position this period. In contrast, the largest detractor from performance versus the industry index was security selection in internet services & infrastructure. An underweighting in the outperforming construction & engineering group also modestly hurt, as did stock selection in real estate services. Our non-index stake in Cyxtera Technologies was the fund's largest individual relative detractor, due to its roughly -82% result. Also hurting performance was our outsized stake in Elme Communities, which returned about -17%. We reduced our holdings this period. The fund's non-index investment in Cushman & Wakefield returned -41%, and we increased the fund's holdings. Notable changes in positioning include a higher allocation to the homebuilding and construction & engineering subindustries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Construction and Housing Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

The Home Depot, Inc.	16.8
Lowe's Companies, Inc.	15.4
Johnson Controls International PLC	5.8
Trane Technologies PLC	4.0
Vulcan Materials Co.	3.3
Invitation Homes, Inc.	3.2
Willscot Mobile Mini Holdings	3.1
Floor & Decor Holdings, Inc. Class A	3.0
Builders FirstSource, Inc.	3.0
Essex Property Trust, Inc.	2.6
60.2

Industries (% of Fund's net assets)

Specialty Retail	36.2
Building Products	23.4
Equity Real Estate Investment Trusts (Reits)	12.8
Household Durables	12.6
Construction & Engineering	8.7
Construction Materials	3.7
Real Estate Management & Development	0.9
Chemicals	0.5
Electrical Equipment	0.3
Trading Companies & Distributors	0.3
IT Services	0.1

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Construction and Housing Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 99.5%
	Shares	Value ($)
Building Products - 23.4%
Building Products - 23.4%
Apogee Enterprises, Inc.	96,400	4,411,264
Armstrong World Industries, Inc. (a)	64,400	5,077,940
Builders FirstSource, Inc. (b)	174,935	14,830,989
Carlisle Companies, Inc.	46,100	11,903,942
Carrier Global Corp.	216,400	9,744,492
Fortune Brands Home & Security, Inc.	77,100	4,776,345
Johnson Controls International PLC	459,951	28,848,127
MasterBrand, Inc. (b)	219,600	2,138,904
Resideo Technologies, Inc. (b)	85,200	1,562,568
Simpson Manufacturing Co. Ltd.	50,900	5,490,074
The AZEK Co., Inc. (a)(b)	145,000	3,493,050
Trane Technologies PLC	107,700	19,921,269
UFP Industries, Inc.	55,326	4,732,033
		116,930,997
Chemicals - 0.5%
Specialty Chemicals - 0.5%
PPG Industries, Inc.	8,500	1,122,510
Sherwin-Williams Co.	6,400	1,416,640
		2,539,150
Construction & Engineering - 8.7%
Construction & Engineering - 8.7%
AECOM	62,600	5,406,136
EMCOR Group, Inc.	41,370	6,917,891
Fluor Corp. (b)	17,100	627,057
Granite Construction, Inc.	96,818	4,182,538
Quanta Services, Inc.	66,599	10,749,079
Willscot Mobile Mini Holdings (b)	303,350	15,592,190
		43,474,891
Construction Materials - 3.7%
Construction Materials - 3.7%
Summit Materials, Inc.	75,558	2,231,983
Vulcan Materials Co.	89,876	16,259,467
		18,491,450
Electrical Equipment - 0.3%
Electrical Components & Equipment - 0.3%
Generac Holdings, Inc. (b)	13,200	1,584,132
Equity Real Estate Investment Trusts (REITs) - 12.8%
Residential REITs - 12.8%
Elme Communities (SBI)	482,400	8,977,464
Equity Lifestyle Properties, Inc.	129,700	8,885,747
Equity Residential (SBI)	83,000	5,189,160
Essex Property Trust, Inc.	56,600	12,908,196
Invitation Homes, Inc.	515,100	16,102,026
Mid-America Apartment Communities, Inc.	72,200	11,559,220
		63,621,813
Household Durables - 12.6%
Home Furnishings - 1.9%
Tempur Sealy International, Inc.	215,500	9,210,470
Homebuilding - 10.4%
Blu Investments LLC (b)(c)(d)	11,990,913	3,717
D.R. Horton, Inc.	44,156	4,083,547
Installed Building Products, Inc.	57,938	6,684,886
KB Home	172,700	6,091,129
Lennar Corp. Class A	11,000	1,064,140
NVR, Inc. (b)	2,421	12,525,334
PulteGroup, Inc.	224,485	12,272,595
Toll Brothers, Inc.	154,400	9,254,736
		51,980,084
Household Appliances - 0.3%
Whirlpool Corp. (a)	10,400	1,434,992
TOTAL HOUSEHOLD DURABLES		62,625,546
IT Services - 0.1%
Internet Services & Infrastructure - 0.1%
Cyxtera Technologies, Inc. Class A (b)	200,000	448,000
Real Estate Management & Development - 0.9%
Diversified Real Estate Activities - 0.3%
The RMR Group, Inc.	56,060	1,577,528
Real Estate Services - 0.6%
Cushman & Wakefield PLC (b)	219,895	2,845,441
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		4,422,969
Specialty Retail - 36.2%
Home Improvement Retail - 35.2%
Floor & Decor Holdings, Inc. Class A (a)(b)	162,900	14,955,849
Lowe's Companies, Inc.	372,695	76,681,996
The Home Depot, Inc.	283,190	83,977,164
		175,615,009
Homefurnishing Retail - 1.0%
Williams-Sonoma, Inc. (a)	40,400	5,046,768
TOTAL SPECIALTY RETAIL		180,661,777
Trading Companies & Distributors - 0.3%
Trading Companies & Distributors - 0.3%
Beacon Roofing Supply, Inc. (b)	19,903	1,293,695
TOTAL COMMON STOCKS (Cost $328,519,990)		496,094,420

Money Market Funds - 5.8%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (e)	3,548,798	3,549,508
Fidelity Securities Lending Cash Central Fund 4.63% (e)(f)	25,264,199	25,266,725
TOTAL MONEY MARKET FUNDS (Cost $28,816,233)		28,816,233

TOTAL INVESTMENT IN SECURITIES - 105.3% (Cost $357,336,223)	524,910,653
NET OTHER ASSETS (LIABILITIES) - (5.3)%	(26,213,732)
NET ASSETS - 100.0%	498,696,921

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,717 or 0.0% of net assets.

(d)	Level 3 security
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Blu Investments LLC	5/21/20	20,739

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	5,377,678	135,395,564	137,223,734	43,281	-	-	3,549,508	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	2,014,150	161,339,327	138,086,752	15,855	-	-	25,266,725	0.1%
Total	7,391,828	296,734,891	275,310,486	59,136	-	-	28,816,233

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	496,094,420	496,090,703	-	3,717

Money Market Funds	28,816,233	28,816,233	-	-
Total Investments in Securities:	524,910,653	524,906,936	-	3,717

Construction and Housing Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $24,852,288) - See accompanying schedule:
Unaffiliated issuers (cost $328,519,990)	$496,094,420
Fidelity Central Funds (cost $28,816,233)	28,816,233

Total Investment in Securities (cost $357,336,223)		$524,910,653
Receivable for investments sold		6,093,975
Receivable for fund shares sold		290,632
Dividends receivable		97,561
Distributions receivable from Fidelity Central Funds		13,250
Prepaid expenses		1,202
Total assets		531,407,273
Liabilities
Payable for investments purchased	$6,930,955
Payable for fund shares redeemed	164,442
Accrued management fee	222,923
Other affiliated payables	91,966
Other payables and accrued expenses	33,341
Collateral on securities loaned	25,266,725
Total Liabilities		32,710,352
Net Assets		$498,696,921
Net Assets consist of:
Paid in capital		$347,408,093
Total accumulated earnings (loss)		151,288,828
Net Assets		$498,696,921
Net Asset Value , offering price and redemption price per share ($498,696,921 ÷ 5,636,414 shares)		$88.48

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$8,517,917
Income from Fidelity Central Funds (including $15,855 from security lending)		59,136
Total Income		8,577,053
Expenses
Management fee	$2,702,438
Transfer agent fees	955,911
Accounting fees	183,832
Custodian fees and expenses	9,809
Independent trustees' fees and expenses	1,802
Registration fees	45,219
Audit	39,151
Legal	1,525
Interest	952
Miscellaneous	2,937
Total expenses before reductions	3,943,576
Expense reductions	(18,633)
Total expenses after reductions		3,924,943
Net Investment income (loss)		4,652,110
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(12,450,749)
Total net realized gain (loss)		(12,450,749)
Change in net unrealized appreciation (depreciation) on investment securities		(9,276,236)
Net gain (loss)		(21,726,985)
Net increase (decrease) in net assets resulting from operations		$(17,074,875)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,652,110	$3,741,270
Net realized gain (loss)	(12,450,749)	26,178,157
Change in net unrealized appreciation (depreciation)	(9,276,236)	24,955,718
Net increase (decrease) in net assets resulting from operations	(17,074,875)	54,875,145
Distributions to shareholders	(3,697,710)	(39,900,442)
Share transactions
Proceeds from sales of shares	79,113,675	712,970,980
Reinvestment of distributions	3,425,079	37,862,407
Cost of shares redeemed	(276,407,546)	(395,931,225)
Net increase (decrease) in net assets resulting from share transactions	(193,868,792)	354,902,162
Total increase (decrease) in net assets	(214,641,377)	369,876,865

Net Assets
Beginning of period	713,338,298	343,461,433
End of period	$498,696,921	$713,338,298

Other Information
Shares
Sold	926,693	7,347,600
Issued in reinvestment of distributions	40,601	384,753
Redeemed	(3,274,232)	(4,219,107)
Net increase (decrease)	(2,306,938)	3,513,246

Financial Highlights
Construction and Housing Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$89.80	$77.53	$58.56	$54.22	$59.88
Income from Investment Operations
Net investment income (loss) B,C	.76	.57	.59	.53	.49
Net realized and unrealized gain (loss)	(1.42)	17.59	21.82	8.71	1.32
Total from investment operations	(.66)	18.16	22.41	9.24	1.81
Distributions from net investment income	(.66)	(.53)	(.61)	(.60)	(.55)
Distributions from net realized gain	-	(5.36)	(2.83)	(4.31)	(6.92)
Total distributions	(.66)	(5.89)	(3.44)	(4.90) D	(7.47)
Net asset value, end of period	$88.48	$89.80	$77.53	$58.56	$54.22
Total Return E	(.70)%	22.95%	41.70%	17.10%	4.03%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.77%	.75%	.78%	.79%	.80%
Expenses net of fee waivers, if any	.76%	.75%	.78%	.79%	.80%
Expenses net of all reductions	.76%	.75%	.77%	.79%	.79%
Net investment income (loss)	.90%	.60%	.94%	.88%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$498,697	$713,338	$343,461	$318,905	$225,255
Portfolio turnover rate H	20%	70%	93%	161%	90%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Consumer Discretionary Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Consumer Discretionary Portfolio	-16.87%	7.13%	11.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Discretionary Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Consumer Discretionary Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Jordan Michaels:
For the fiscal year ending February 28, 2023, the fund returned -16.87%, trailing the -15.75% result of the MSCI US IMI Consumer Discretionary 25/50 Index, as well as the broad-based S&P 500 ® index. The largest detractors from performance versus the sector index were an underweighting and security selection in the restaurants group. An underweighting and stock picks in automotive retail and security selection in apparel retail also hurt. The fund's biggest individual relative detractor was our lighter-than-index stake in Mcdonalds, which gained about 10% the past year. We increased our stake this period, and it was among the fund's largest holdings as of February 28. Our second-largest relative detractor this period was avoiding Starbucks, an index component that gained 14%. Also hindering performance was our overweighting in Capri Holdings, which returned -27%. We reduced our stake in Capri Holdings the past 12 months. Conversely, the biggest contributor to performance versus the sector index was stock selection in hotels, resorts & cruise lines. Stock selection and an overweighting in footwear and an overweighting in apparel retail also bolstered the fund's relative performance. The fund's biggest individual relative contributor was an outsized stake in Deckers Outdoor, which gained about 45% the past 12 months. Also helping performance was our overweighting in TJX Companies, which gained 18%. TJX Companies was among the fund's biggest holdings. Another notable relative contributor was an outsized stake in Dicks Sporting Goods (+26%). This period we added to our stake. Notable changes in positioning include increased exposure to the general merchandise stores subindustry and a lower allocation to apparel, accessories & luxury goods.
Note to shareholders: On October 1, 2022, Jordan Michaels assumed sole management responsibilities for the fund after having served as co-manager with Katherine Shaw since July 2022.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Discretionary Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Amazon.com, Inc.	21.1
Tesla, Inc.	12.4
The Home Depot, Inc.	4.9
Lowe's Companies, Inc.	4.9
NIKE, Inc. Class B	4.1
TJX Companies, Inc.	3.9
Hilton Worldwide Holdings, Inc.	2.9
Booking Holdings, Inc.	2.6
Dollar Tree, Inc.	2.5
Target Corp.	2.2
61.5

Industries (% of Fund's net assets)

Internet & Direct Marketing Retail	21.9
Specialty Retail	21.9
Hotels, Restaurants & Leisure	17.5
Automobiles	12.8
Textiles, Apparel & Luxury Goods	12.0
Multiline Retail	7.1
Household Durables	3.1
Auto Components	2.0
Food & Staples Retailing	0.8
Building Products	0.4

Consumer Discretionary Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 99.5%
	Shares	Value ($)
Auto Components - 2.0%
Auto Parts & Equipment - 2.0%
Adient PLC (a)	73,900	3,157,008
Aptiv PLC (a)	17,400	2,023,272
Magna International, Inc. Class A (b)	60,090	3,348,816
		8,529,096
Automobiles - 12.8%
Automobile Manufacturers - 12.8%
Ferrari NV	6,127	1,595,287
Tesla, Inc. (a)	255,951	52,651,680
		54,246,967
Building Products - 0.4%
Building Products - 0.4%
The AZEK Co., Inc. (a)(b)	68,146	1,641,637
Food & Staples Retailing - 0.8%
Food Distributors - 0.8%
Performance Food Group Co. (a)	62,778	3,552,607
Hotels, Restaurants & Leisure - 17.5%
Casinos & Gaming - 3.1%
Caesars Entertainment, Inc. (a)	57,448	2,916,060
Churchill Downs, Inc.	26,581	6,533,078
Penn Entertainment, Inc. (a)	112,374	3,430,778
		12,879,916
Hotels, Resorts & Cruise Lines - 7.8%
Booking Holdings, Inc. (a)	4,312	10,883,488
Hilton Worldwide Holdings, Inc.	86,081	12,439,565
Marriott International, Inc. Class A	51,179	8,661,534
Royal Caribbean Cruises Ltd. (a)	17,400	1,229,136
		33,213,723
Leisure Facilities - 0.5%
Planet Fitness, Inc. (a)	25,233	2,045,135
Restaurants - 6.1%
ARAMARK Holdings Corp.	127,664	4,698,035
Brinker International, Inc. (a)	25,830	981,540
Chipotle Mexican Grill, Inc. (a)	3,855	5,748,113
Domino's Pizza, Inc.	17,194	5,055,208
Dutch Bros, Inc. (a)(b)	19,571	652,693
McDonald's Corp.	33,425	8,821,192
		25,956,781
TOTAL HOTELS, RESTAURANTS & LEISURE		74,095,555
Household Durables - 3.1%
Home Furnishings - 1.4%
Tempur Sealy International, Inc.	136,687	5,842,002
Homebuilding - 1.7%
KB Home	81,330	2,868,509
PulteGroup, Inc.	84,060	4,595,560
		7,464,069
TOTAL HOUSEHOLD DURABLES		13,306,071
Internet & Direct Marketing Retail - 21.9%
Internet & Direct Marketing Retail - 21.9%
Amazon.com, Inc. (a)	953,605	89,858,201
eBay, Inc.	70,656	3,243,110
Wayfair LLC Class A (a)	1,500	60,735
		93,162,046
Multiline Retail - 7.1%
General Merchandise Stores - 7.1%
Dollar General Corp.	32,104	6,944,095
Dollar Tree, Inc. (a)	73,200	10,634,496
Ollie's Bargain Outlet Holdings, Inc. (a)	55,682	3,203,942
Target Corp.	54,625	9,204,313
		29,986,846
Specialty Retail - 21.9%
Apparel Retail - 5.7%
Burlington Stores, Inc. (a)	23,587	5,053,515
TJX Companies, Inc.	217,297	16,644,950
Victoria's Secret & Co. (a)	69,439	2,752,562
		24,451,027
Automotive Retail - 0.5%
O'Reilly Automotive, Inc. (a)	2,410	2,000,541
Home Improvement Retail - 11.6%
Floor & Decor Holdings, Inc. Class A (a)(b)	84,567	7,764,096
Lowe's Companies, Inc.	100,441	20,665,736
The Home Depot, Inc.	70,531	20,915,263
		49,345,095
Homefurnishing Retail - 0.6%
Williams-Sonoma, Inc. (b)	19,020	2,375,978
Specialty Stores - 3.5%
Bath & Body Works, Inc.	39,688	1,622,049
Dick's Sporting Goods, Inc. (b)	67,837	8,725,873
Five Below, Inc. (a)	18,052	3,688,024
Sally Beauty Holdings, Inc. (a)	53,100	854,379
		14,890,325
TOTAL SPECIALTY RETAIL		93,062,966
Textiles, Apparel & Luxury Goods - 12.0%
Apparel, Accessories & Luxury Goods - 5.9%
Capri Holdings Ltd. (a)	147,768	7,324,860
lululemon athletica, Inc. (a)	20,130	6,224,196
LVMH Moet Hennessy Louis Vuitton SE	2,833	2,355,150
PVH Corp.	36,578	2,935,019
Tapestry, Inc.	149,128	6,488,559
		25,327,784
Footwear - 6.1%
Deckers Outdoor Corp. (a)	16,527	6,881,016
NIKE, Inc. Class B	144,202	17,129,756
On Holding AG (a)	41,093	898,704
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	20,500	912,455
		25,821,931
TOTAL TEXTILES, APPAREL & LUXURY GOODS		51,149,715
TOTAL COMMON STOCKS (Cost $296,361,047)		422,733,506

Money Market Funds - 4.2%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (c)	1,290,574	1,290,832
Fidelity Securities Lending Cash Central Fund 4.63% (c)(d)	16,276,186	16,277,814
TOTAL MONEY MARKET FUNDS (Cost $17,568,646)		17,568,646

TOTAL INVESTMENT IN SECURITIES - 103.7% (Cost $313,929,693)	440,302,152
NET OTHER ASSETS (LIABILITIES) - (3.7)%	(15,510,805)
NET ASSETS - 100.0%	424,791,347

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	-	82,765,441	81,474,609	48,808	-	-	1,290,832	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	6,819,964	125,949,027	116,491,177	230,764	-	-	16,277,814	0.1%
Total	6,819,964	208,714,468	197,965,786	279,572	-	-	17,568,646

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	422,733,506	420,378,356	2,355,150	-

Money Market Funds	17,568,646	17,568,646	-	-
Total Investments in Securities:	440,302,152	437,947,002	2,355,150	-

Consumer Discretionary Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $16,046,701) - See accompanying schedule:
Unaffiliated issuers (cost $296,361,047)	$422,733,506
Fidelity Central Funds (cost $17,568,646)	17,568,646

Total Investment in Securities (cost $313,929,693)		$440,302,152
Cash		16,056
Foreign currency held at value (cost $1)		1
Receivable for investments sold		3,563,098
Receivable for fund shares sold		173,902
Dividends receivable		273,971
Distributions receivable from Fidelity Central Funds		17,868
Prepaid expenses		2,350
Other receivables		15,085
Total assets		444,364,483
Liabilities
Payable for investments purchased	$2,441,904
Payable for fund shares redeemed	562,994
Accrued management fee	190,921
Other affiliated payables	70,259
Other payables and accrued expenses	33,533
Collateral on securities loaned	16,273,525
Total Liabilities		19,573,136
Net Assets		$424,791,347
Net Assets consist of:
Paid in capital		$296,165,809
Total accumulated earnings (loss)		128,625,538
Net Assets		$424,791,347
Net Asset Value , offering price and redemption price per share ($424,791,347 ÷ 8,936,375 shares)		$47.54

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$2,849,741
Income from Fidelity Central Funds (including $230,764 from security lending)		279,572
Total Income		3,129,313
Expenses
Management fee	$2,109,514
Transfer agent fees	681,929
Accounting fees	144,975
Custodian fees and expenses	12,064
Independent trustees' fees and expenses	1,364
Registration fees	50,963
Audit	40,160
Legal	3,356
Interest	966
Miscellaneous	3,196
Total expenses before reductions	3,048,487
Expense reductions	(14,515)
Total expenses after reductions		3,033,972
Net Investment income (loss)		95,341
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	14,819,825
Foreign currency transactions	3,643
Total net realized gain (loss)		14,823,468
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(78,173,699)
Assets and liabilities in foreign currencies	(1,786)
Total change in net unrealized appreciation (depreciation)		(78,175,485)
Net gain (loss)		(63,352,017)
Net increase (decrease) in net assets resulting from operations		$(63,256,676)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$95,341	$(1,380,277)
Net realized gain (loss)	14,823,468	69,875,616
Change in net unrealized appreciation (depreciation)	(78,175,485)	(55,774,464)
Net increase (decrease) in net assets resulting from operations	(63,256,676)	12,720,875
Distributions to shareholders	(36,965,013)	(57,919,716)
Share transactions
Proceeds from sales of shares	214,276,530	211,466,743
Reinvestment of distributions	34,220,095	54,428,730
Cost of shares redeemed	(142,158,153)	(385,959,972)
Net increase (decrease) in net assets resulting from share transactions	106,338,472	(120,064,499)
Total increase (decrease) in net assets	6,116,783	(165,263,340)

Net Assets
Beginning of period	418,674,564	583,937,904
End of period	$424,791,347	$418,674,564

Other Information
Shares
Sold	4,618,411	2,966,018
Issued in reinvestment of distributions	617,903	780,014
Redeemed	(2,921,858)	(5,710,596)
Net increase (decrease)	2,314,456	(1,964,564)

Financial Highlights
Consumer Discretionary Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$63.23	$68.01	$45.58	$44.31	$43.65
Income from Investment Operations
Net investment income (loss) B,C	.01	(.16)	(.03)	.11	.12
Net realized and unrealized gain (loss)	(9.85)	1.92	23.23	2.26	1.87
Total from investment operations	(9.84)	1.76	23.20	2.37	1.99
Distributions from net investment income	(.02)	-	-	(.11)	(.15)
Distributions from net realized gain	(5.83)	(6.54)	(.77)	(.99)	(1.18)
Total distributions	(5.85)	(6.54)	(.77)	(1.10)	(1.33)
Net asset value, end of period	$47.54	$63.23	$68.01	$45.58	$44.31
Total Return D	(16.87)%	1.88%	50.96%	5.30%	4.81%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.76%	.73%	.76%	.76%	.78%
Expenses net of fee waivers, if any	.76%	.73%	.76%	.76%	.77%
Expenses net of all reductions	.76%	.73%	.75%	.76%	.77%
Net investment income (loss)	.02%	(.22)%	(.06)%	.23%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$424,791	$418,675	$583,938	$402,403	$433,188
Portfolio turnover rate G	46%	38%	55%	41% H	46% H

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Leisure Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Leisure Portfolio	-0.22%	10.02%	12.63%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Leisure Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Leisure Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Kevin Francfort:
For the fiscal year ending February 28, 2023, the fund returned -0.22%, roughly in line with the -0.19% return of the MSCI US IMI Consumer Services 25/50 Index, but outperforming the broad-based S&P 500 ® index. Versus the industry index, security selection was the primary contributor, led by choices in the hotels, resorts & cruise lines group. Also helping was stock selection and an underweighting in leisure facilities. Our lighter-than-index investment in Expedia, a position we established this period, was the fund's largest individual relative contributor because the stock returned about -44% the past 12 months. Our second-largest contributor this period was Wingstop, an investment we established this period. The stock gained 95% the past year and contributed meaningfully to relative performance. Another notable relative contributor was our lighter-than-index position in Carnival (-48%). We established a small position later in the period and our stake gained 5%. The fund's foreign holdings also contributed overall despite a broadly strong U.S. dollar. In contrast, the largest detractor from performance versus the industry index was our stock selection in casinos & gaming. An underweighting and security selection in restaurants and stock picks in soft drinks also hurt the fund's relative performance. The biggest individual relative detractor was an overweight position in Caesars Entertainment (-39%). Caesars Entertainment was among the fund's largest holdings the past 12 months, though we reduced our stake. Also hurting performance was our lighter-than-index stake in Starbucks, which gained 14%. We added to our stake the past year. Another notable relative detractor was an overweighting in Dominos Pizza (-31%), which was among our biggest holdings even though we trimmed the position this period.
Note to shareholders: On March 1, 2023, Kevin Francfort assumed sole management responsibilities for the fund after having served as co-manager with Will Hilkert since September 2022.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Leisure Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

McDonald's Corp.	16.7
Booking Holdings, Inc.	11.5
Hilton Worldwide Holdings, Inc.	7.9
Starbucks Corp.	7.1
Yum! Brands, Inc.	6.3
Marriott International, Inc. Class A	4.7
Airbnb, Inc. Class A	4.7
Chipotle Mexican Grill, Inc.	3.7
Las Vegas Sands Corp.	3.4
Domino's Pizza, Inc.	3.3
69.3

Industries (% of Fund's net assets)

Hotels, Restaurants & Leisure	91.5
Food & Staples Retailing	2.5
Diversified Consumer Services	2.1
Beverages	1.8
IT Services	0.7
Specialty Retail	0.3

Leisure Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
Beverages - 1.8%
Soft Drinks - 1.8%
The Coca-Cola Co.	168,900	10,051,239
Diversified Consumer Services - 2.1%
Specialized Consumer Services - 2.1%
H&R Block, Inc.	117,200	4,312,960
OneSpaWorld Holdings Ltd. (a)(b)	464,500	5,383,555
Service Corp. International	35,400	2,390,562
		12,087,077
Food & Staples Retailing - 2.5%
Food Distributors - 2.5%
U.S. Foods Holding Corp. (a)	368,300	13,822,299
Hotels, Restaurants & Leisure - 91.5%
Casinos & Gaming - 12.9%
Bally's Corp. (a)(b)	130,900	2,585,275
Boyd Gaming Corp.	200	13,026
Caesars Entertainment, Inc. (a)	216,949	11,012,331
Churchill Downs, Inc.	64,648	15,889,185
Draftkings Holdings, Inc. (a)	32,400	611,064
Flutter Entertainment PLC (a)	48,600	7,795,442
Las Vegas Sands Corp. (a)(b)	337,200	19,378,884
MGM Resorts International	212,500	9,139,625
Penn Entertainment, Inc. (a)	87,708	2,677,725
Red Rock Resorts, Inc. (b)	87,200	3,808,024
		72,910,581
Hotels, Resorts & Cruise Lines - 32.3%
Airbnb, Inc. Class A (a)	215,300	26,542,184
Booking Holdings, Inc. (a)	25,576	64,553,824
Carnival Corp. (a)(b)	100,000	1,062,000
Expedia, Inc. (a)	25,800	2,811,426
Hilton Grand Vacations, Inc. (a)	63,400	3,026,716
Hilton Worldwide Holdings, Inc.	308,532	44,585,959
Marriott International, Inc. Class A	157,525	26,659,531
Royal Caribbean Cruises Ltd. (a)(b)	176,400	12,460,896
		181,702,536
Leisure Facilities - 2.0%
Planet Fitness, Inc. (a)	38,744	3,140,201
Vail Resorts, Inc.	33,682	7,864,410
		11,004,611
Restaurants - 44.3%
ARAMARK Holdings Corp.	61,200	2,252,160
Brinker International, Inc. (a)	218,300	8,295,400
Chipotle Mexican Grill, Inc. (a)	14,009	20,888,540
Darden Restaurants, Inc.	26,900	3,846,431
Domino's Pizza, Inc.	63,642	18,711,384
Dutch Bros, Inc. (a)(b)	135,300	4,512,255
First Watch Restaurant Group, Inc. (a)	235,000	3,590,800
McDonald's Corp.	357,493	94,345,980
Noodles & Co. (a)	628,700	3,671,608
Restaurant Brands International, Inc.	154,674	9,980,979
Ruth's Hospitality Group, Inc.	79,800	1,488,270
Starbucks Corp.	394,456	40,270,013
Wingstop, Inc.	15,300	2,606,355
Yum! Brands, Inc.	278,400	35,401,344
		249,861,519
TOTAL HOTELS, RESTAURANTS & LEISURE		515,479,247
IT Services - 0.7%
Data Processing & Outsourced Services - 0.7%
Toast, Inc. (a)(b)	211,000	3,992,120
Specialty Retail - 0.3%
Automotive Retail - 0.3%
Diversified Royalty Corp. (b)	782,000	1,931,359
TOTAL COMMON STOCKS (Cost $402,647,832)		557,363,341

Money Market Funds - 3.0%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (c)	4,288,587	4,289,445
Fidelity Securities Lending Cash Central Fund 4.63% (c)(d)	12,552,861	12,554,116
TOTAL MONEY MARKET FUNDS (Cost $16,843,561)		16,843,561

TOTAL INVESTMENT IN SECURITIES - 101.9% (Cost $419,491,393)	574,206,902
NET OTHER ASSETS (LIABILITIES) - (1.9)%	(10,826,226)
NET ASSETS - 100.0%	563,380,676

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	1,262,544	75,531,284	72,504,383	49,634	-	-	4,289,445	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	19,544,251	292,662,916	299,653,051	775,162	-	-	12,554,116	0.0%
Total	20,806,795	368,194,200	372,157,434	824,796	-	-	16,843,561

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	557,363,341	557,363,341	-	-

Money Market Funds	16,843,561	16,843,561	-	-
Total Investments in Securities:	574,206,902	574,206,902	-	-

Leisure Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $12,235,162) - See accompanying schedule:
Unaffiliated issuers (cost $402,647,832)	$557,363,341
Fidelity Central Funds (cost $16,843,561)	16,843,561

Total Investment in Securities (cost $419,491,393)		$574,206,902
Cash		3,460
Foreign currency held at value (cost $498)		497
Receivable for investments sold		4,438,124
Receivable for fund shares sold		99,887
Dividends receivable		847,195
Distributions receivable from Fidelity Central Funds		34,220
Prepaid expenses		1,753
Total assets		579,632,038
Liabilities
Payable for investments purchased	$3,062,964
Payable for fund shares redeemed	257,516
Accrued management fee	251,791
Other affiliated payables	89,986
Other payables and accrued expenses	34,989
Collateral on securities loaned	12,554,116
Total Liabilities		16,251,362
Net Assets		$563,380,676
Net Assets consist of:
Paid in capital		$409,344,281
Total accumulated earnings (loss)		154,036,395
Net Assets		$563,380,676
Net Asset Value , offering price and redemption price per share ($563,380,676 ÷ 35,542,715 shares)		$15.85

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$5,720,008
Income from Fidelity Central Funds (including $775,162 from security lending)		824,796
Total Income		6,544,804
Expenses
Management fee	$2,896,810
Transfer agent fees	906,194
Accounting fees	194,142
Custodian fees and expenses	10,583
Independent trustees' fees and expenses	1,889
Registration fees	33,005
Audit	40,049
Legal	1,835
Interest	7,139
Miscellaneous	3,469
Total expenses before reductions	4,095,115
Expense reductions	(19,474)
Total expenses after reductions		4,075,641
Net Investment income (loss)		2,469,163
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	1,162,305
Foreign currency transactions	(15,965)
Total net realized gain (loss)		1,146,340
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(15,645,084)
Assets and liabilities in foreign currencies	(3,349)
Total change in net unrealized appreciation (depreciation)		(15,648,433)
Net gain (loss)		(14,502,093)
Net increase (decrease) in net assets resulting from operations		$(12,032,930)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,469,163	$336,640
Net realized gain (loss)	1,146,340	141,336,647
Change in net unrealized appreciation (depreciation)	(15,648,433)	(91,223,907)
Net increase (decrease) in net assets resulting from operations	(12,032,930)	50,449,380
Distributions to shareholders	(18,288,153)	(140,839,314)
Share transactions
Proceeds from sales of shares	73,923,002	249,737,495
Reinvestment of distributions	17,168,093	130,602,409
Cost of shares redeemed	(144,189,598)	(296,858,478)
Net increase (decrease) in net assets resulting from share transactions	(53,098,503)	83,481,426
Total increase (decrease) in net assets	(83,419,586)	(6,908,508)

Net Assets
Beginning of period	646,800,262	653,708,770
End of period	$563,380,676	$646,800,262

Other Information
Shares
Sold	4,908,793	13,101,449
Issued in reinvestment of distributions	1,119,877	7,680,514
Redeemed	(9,983,968)	(15,791,115)
Net increase (decrease)	(3,955,298)	4,990,848

Financial Highlights
Leisure Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$16.38	$18.94	$13.89	$14.53	$16.58
Income from Investment Operations
Net investment income (loss) C,D	.07	.01	.07	.12	.16
Net realized and unrealized gain (loss)	(.12)	1.41	5.40	.25	.39
Total from investment operations	(.05)	1.42	5.47	.37	.55
Distributions from net investment income	(.05)	(.02)	(.08)	(.11)	(.16)
Distributions from net realized gain	(.42)	(3.96)	(.34)	(.89)	(2.44)
Total distributions	(.48) E	(3.98)	(.42)	(1.01) E	(2.60)
Redemption fees added to paid in capital C	-	-	-	-	- F
Net asset value, end of period	$15.85	$16.38	$18.94	$13.89	$14.53
Total Return G	(.22)%	7.53%	41.30%	1.76%	4.48%
Ratios to Average Net Assets D,H,I
Expenses before reductions	.74%	.73%	.77%	.76%	.76%
Expenses net of fee waivers, if any	.74%	.73%	.77%	.75%	.76%
Expenses net of all reductions	.74%	.73%	.76%	.75%	.76%
Net investment income (loss)	.45%	.05%	.48%	.79%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$563,381	$646,800	$653,709	$431,146	$472,923
Portfolio turnover rate J	46%	79%	72%	53%	41%

A For the year ended February 29.

B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Total distributions per share do not sum due to rounding.

F Amount represents less than $.005 per share.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Retailing Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Retailing Portfolio	-13.86%	9.24%	14.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Retailing Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Retailing Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Boris Shepov:
For the fiscal year ending February 28, 2023, the fund returned -13.86%, trailing the -11.69% result of the MSCI US IMI Retailing 25/50 Index, as well as the broad-based S&P 500 ® index. Versus the industry index, subindustry allocation decisions proved to be the primary detractor, especially an underweighting within automotive retail. Security selection in apparel retail and an underweighting in distributors also hurt. Not owning AutoZone, an index component that gained approximately 33%, was the largest individual relative detractor. Also hampering performance was an overweight in Amazon.com, which returned about -39% and was the fund's biggest holding on February 28. Avoiding Genuine Parts, an index component that increased roughly 48%, further pressured the portfolio's relative result. In contrast, the largest contributors to performance versus the industry index were an overweighting and security selection among department stores. Investment choices and outsized exposure to general merchandise stores, along with favorable picks in the footwear category, also bolstered the fund's relative return. The top individual relative contributor within the portfolio was an outsized investment in Nordstrom, which gained 16%. This is a position that was sold the past year. Also lifting performance was a larger-than-index stake in Ollie's Bargain Outlet Holdings, which gained rose 33%. Another notable relative contributor was an overweight in Five Below (+22%), where we reduced our stake this period. Noteworthy changes in positioning the past 12 months include increased exposure to general merchandise stores and a lower allocation to apparel, accessories & luxury goods stocks.
Notes to shareholders:
On June 1, 2023, following an update to the Global Industry Classification Standard (GICS), the fund's benchmark will change from the MSCI U.S. IMI Retailing 25/50 Index to the MSCI U.S. IMI Multi-Sector Retailing 25/50 Index. This new benchmark will better reflect the fund's investment mandate by capturing retailers across multiple industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Retailing Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Amazon.com, Inc.	23.8
The Home Depot, Inc.	11.6
Lowe's Companies, Inc.	7.5
Target Corp.	5.3
TJX Companies, Inc.	4.8
Dollar General Corp.	4.8
O'Reilly Automotive, Inc.	4.3
Dollar Tree, Inc.	4.3
Capri Holdings Ltd.	2.9
eBay, Inc.	2.8
72.1

Industries (% of Fund's net assets)

Specialty Retail	39.3
Internet & Direct Marketing Retail	30.3
Multiline Retail	18.6
Textiles, Apparel & Luxury Goods	6.2
Food & Staples Retailing	1.5
Interactive Media & Services	0.4

Retailing Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 96.3%
	Shares	Value ($)
Food & Staples Retailing - 1.5%
Food Retail - 1.0%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	562,300	26,378,031
Hypermarkets & Super Centers - 0.5%
Walmart, Inc.	100,600	14,298,278
TOTAL FOOD & STAPLES RETAILING		40,676,309
Interactive Media & Services - 0.4%
Interactive Media & Services - 0.4%
Pinterest, Inc. Class A (a)	507,100	12,733,281
Internet & Direct Marketing Retail - 30.3%
Internet & Direct Marketing Retail - 30.3%
Amazon.com, Inc. (a)	7,006,900	660,260,186
eBay, Inc.	1,662,600	76,313,340
Etsy, Inc. (a)	276,560	33,577,150
MercadoLibre, Inc. (a)	54,400	66,368,000
thredUP, Inc. (a)(b)	677,862	1,077,801
Wayfair LLC Class A (a)	48,100	1,947,569
		839,544,046
Multiline Retail - 18.6%
Department Stores - 1.0%
Kohl's Corp. (b)	966,100	27,089,444
General Merchandise Stores - 17.6%
Dollar General Corp.	618,900	133,868,070
Dollar Tree, Inc. (a)	828,200	120,320,896
Dollarama, Inc.	412,900	23,851,065
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	1,106,864	63,688,955
Target Corp. (b)	872,000	146,932,000
		488,660,986
TOTAL MULTILINE RETAIL		515,750,430
Specialty Retail - 39.3%
Apparel Retail - 9.4%
American Eagle Outfitters, Inc. (b)	1,604,000	23,049,480
Burlington Stores, Inc. (a)	176,394	37,792,415
TJX Companies, Inc.	1,748,232	133,914,571
Victoria's Secret & Co. (a)	1,685,533	66,814,528
		261,570,994
Automotive Retail - 4.4%
CarMax, Inc. (a)(b)	30,200	2,085,008
O'Reilly Automotive, Inc. (a)	146,000	121,194,600
		123,279,608
Home Improvement Retail - 19.6%
Floor & Decor Holdings, Inc. Class A (a)(b)	150,737	13,839,164
Lowe's Companies, Inc.	1,019,900	209,844,425
The Home Depot, Inc.	1,083,700	321,360,398
		545,043,987
Homefurnishing Retail - 0.9%
RH (a)(b)	79,800	23,862,594
Specialty Stores - 5.0%
Bath & Body Works, Inc.	1,027,200	41,981,664
Dick's Sporting Goods, Inc. (b)	135,000	17,365,050
Five Below, Inc. (a)	133,800	27,335,340
Ulta Beauty, Inc. (a)	97,700	50,686,760
		137,368,814
TOTAL SPECIALTY RETAIL		1,091,125,997
Textiles, Apparel & Luxury Goods - 6.2%
Apparel, Accessories & Luxury Goods - 5.0%
Canada Goose Holdings, Inc. (a)(b)	274,800	5,165,716
Capri Holdings Ltd. (a)	1,640,300	81,309,671
lululemon athletica, Inc. (a)	80,557	24,908,224
Tapestry, Inc. (b)	622,300	27,076,273
		138,459,884
Footwear - 1.2%
Deckers Outdoor Corp. (a)	79,300	33,016,555
TOTAL TEXTILES, APPAREL & LUXURY GOODS		171,476,439
TOTAL COMMON STOCKS (Cost $1,532,466,845)		2,671,306,502

Money Market Funds - 7.2%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (c)	87,145,065	87,162,494
Fidelity Securities Lending Cash Central Fund 4.63% (c)(d)	112,251,534	112,262,759
TOTAL MONEY MARKET FUNDS (Cost $199,425,253)		199,425,253

TOTAL INVESTMENT IN SECURITIES - 103.5% (Cost $1,731,892,098)	2,870,731,755
NET OTHER ASSETS (LIABILITIES) - (3.5)%	(96,641,369)
NET ASSETS - 100.0%	2,774,090,386

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	-	563,016,645	475,854,151	551,894	-	-	87,162,494	0.2%
Fidelity Securities Lending Cash Central Fund 4.63%	262,083,095	1,748,991,828	1,898,812,164	185,199	-	-	112,262,759	0.4%
Total	262,083,095	2,312,008,473	2,374,666,315	737,093	-	-	199,425,253

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	2,671,306,502	2,671,306,502	-	-

Money Market Funds	199,425,253	199,425,253	-	-
Total Investments in Securities:	2,870,731,755	2,870,731,755	-	-

Retailing Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $108,125,906) - See accompanying schedule:
Unaffiliated issuers (cost $1,532,466,845)	$2,671,306,502
Fidelity Central Funds (cost $199,425,253)	199,425,253

Total Investment in Securities (cost $1,731,892,098)		$2,870,731,755
Receivable for investments sold		17,476,425
Receivable for fund shares sold		316,258
Dividends receivable		1,873,752
Distributions receivable from Fidelity Central Funds		114,068
Prepaid expenses		7,983
Total assets		2,890,520,241
Liabilities
Payable for investments purchased	$334,907
Payable for fund shares redeemed	2,067,609
Accrued management fee	1,273,782
Other affiliated payables	459,664
Other payables and accrued expenses	35,468
Collateral on securities loaned	112,258,425
Total Liabilities		116,429,855
Net Assets		$2,774,090,386
Net Assets consist of:
Paid in capital		$1,634,485,112
Total accumulated earnings (loss)		1,139,605,274
Net Assets		$2,774,090,386
Net Asset Value , offering price and redemption price per share ($2,774,090,386 ÷ 165,601,459 shares)		$16.75

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$29,926,342
Income from Fidelity Central Funds (including $185,199 from security lending)		737,093
Total Income		30,663,435
Expenses
Management fee	$15,701,471
Transfer agent fees	4,957,643
Accounting fees	797,545
Custodian fees and expenses	17,004
Independent trustees' fees and expenses	10,324
Registration fees	31,718
Audit	40,053
Legal	2,876
Interest	3,488
Miscellaneous	18,359
Total expenses before reductions	21,580,481
Expense reductions	(106,174)
Total expenses after reductions		21,474,307
Net Investment income (loss)		9,189,128
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	3,484,457
Foreign currency transactions	9,603
Total net realized gain (loss)		3,494,060
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(524,806,259)
Unfunded commitments	1,090,000
Assets and liabilities in foreign currencies	(1,526)
Total change in net unrealized appreciation (depreciation)		(523,717,785)
Net gain (loss)		(520,223,725)
Net increase (decrease) in net assets resulting from operations		$(511,034,597)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,189,128	$(3,062,137)
Net realized gain (loss)	3,494,060	530,772,015
Change in net unrealized appreciation (depreciation)	(523,717,785)	(548,230,610)
Net increase (decrease) in net assets resulting from operations	(511,034,597)	(20,520,732)
Distributions to shareholders	(83,419,587)	(645,718,415)
Share transactions
Proceeds from sales of shares	155,857,098	589,399,734
Reinvestment of distributions	78,542,305	608,923,199
Cost of shares redeemed	(570,045,662)	(883,831,786)
Net increase (decrease) in net assets resulting from share transactions	(335,646,259)	314,491,147
Total increase (decrease) in net assets	(930,100,443)	(351,748,000)

Net Assets
Beginning of period	3,704,190,829	4,055,938,829
End of period	$2,774,090,386	$3,704,190,829

Other Information
Shares
Sold	9,021,587	24,397,911
Issued in reinvestment of distributions	4,134,935	26,457,673
Redeemed	(33,503,885)	(37,526,804)
Net increase (decrease)	(20,347,363)	13,328,780

Financial Highlights
Retailing Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$19.92	$23.50	$15.71	$15.01	$14.35
Income from Investment Operations
Net investment income (loss) C,D	.05	(.02)	(.01)	.04	.03
Net realized and unrealized gain (loss)	(2.76)	.11	9.35	1.02	.93
Total from investment operations	(2.71)	.09	9.34	1.06	.96
Distributions from net investment income	(.06)	-	-	(.05)	(.02)
Distributions from net realized gain	(.41)	(3.67)	(1.55)	(.31)	(.27)
Total distributions	(.46) E	(3.67)	(1.55)	(.36)	(.30) E
Net asset value, end of period	$16.75	$19.92	$23.50	$15.71	$15.01
Total Return F	(13.86)%	(1.23)%	59.90%	7.02%	6.83%
Ratios to Average Net Assets D,G,H
Expenses before reductions	.72%	.70%	.73%	.74%	.76%
Expenses net of fee waivers, if any	.72%	.70%	.73%	.74%	.75%
Expenses net of all reductions	.72%	.70%	.73%	.74%	.75%
Net investment income (loss)	.31%	(.07)%	(.07)%	.26%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$2,774,090	$3,704,191	$4,055,939	$2,698,998	$3,035,591
Portfolio turnover rate I	32%	33%	46%	17%	34%

A For the year ended February 29.

B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.
Automotive Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Each Fund offers a single class of shares, with the exception of Communication Services Portfolio. Communication Services Portfolio offers Fidelity Advisor Communication Services Fund Class A (Class A), Fidelity Advisor Communication Services Fund Class M (Class M), Fidelity Advisor Communication Services Fund Class C (Class C), Communication Services Portfolio (Communication Services), Fidelity Advisor Communication Services Fund Class I (Class I) and Fidelity Advisor Communication Services Class Z (Class Z) shares. Each class of Communication Services Portfolio has equal rights as to assets and voting privileges, and each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Share transactions on the Statement of Changes in Net Assets and Share Transactions note may contain exchanges between affiliated funds.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

For Communication Services Portfolio, investment income, realized and unrealized capital gains and losses, common expenses, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Automotive Portfolio	$98,166,405	$34,016,849	$ (6,628,292)	$27,388,557
Communication Services Portfolio	745,607,110	170,561,391	(125,421,792)	45,139,599
Construction and Housing Portfolio	359,157,041	192,962,924	(27,209,312)	165,753,612
Consumer Discretionary Portfolio	317,301,952	137,226,512	(14,226,312)	123,000,200
Leisure Portfolio	423,253,375	170,793,304	(19,839,777)	150,953,527
Retailing Portfolio	1,739,310,620	1,261,124,421	(129,703,286)	1,131,421,135

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Automotive Portfolio	$30,141	$-	$(13,865,998)	$27,385,652
Communication Services Portfolio	-	-	(17,461,483)	45,139,430
Construction and Housing Portfolio	-	-	(14,661,781)	165,753,612
Consumer Discretionary Portfolio	-	5,720,978	-	122,995,881
Leisure Portfolio	699,955	2,386,264	-	150,950,176
Retailing Portfolio	-	8,369,938	-	1,131,419,620

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Automotive Portfolio	$ (9,853,453)	$ (4,012,545)	$(13,865,998)
Communication Services Portfolio	(17,461,483)	-	(17,461,483)
Construction and Housing Portfolio	(14,661,781)	-	(14,661,781)

Certain of the Funds intend to elect to defer to the next fiscal year ordinary losses recognized during the period January 1, 2023 to February 28, 2023. Loss deferrals were as follows:

Ordinary losses
Communication Services Portfolio	$(631,297)
Consumer Discretionary Portfolio	(91,321)
Retailing Portfolio	(184,284)

The tax character of distributions paid was as follows:

February 28, 2023
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$634,736	$2,066,777	$2,701,513
Construction and Housing Portfolio	3,697,710	-	3,697,710
Consumer Discretionary Portfolio	190,305	36,774,708	36,965,013
Leisure Portfolio	1,954,866	16,333,287	18,288,153
Retailing Portfolio	9,439,958	73,979,629	83,419,587

February 28, 2022
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$1,558,029	$4,579,099	$6,137,128
Communication Services Portfolio	29,776,343	34,129,421	63,905,764
Construction and Housing Portfolio	14,753,592	25,146,850	39,900,442
Consumer Discretionary Portfolio	1,098,748	56,820,968	57,919,716
Leisure Portfolio	26,867,028	113,972,286	140,839,314
Retailing Portfolio	157,489,329	488,229,086	645,718,415

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, Retailing Portfolio had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	63,784,327	93,165,795
Communication Services Portfolio	355,925,584	440,179,830
Construction and Housing Portfolio	102,428,686	296,780,970
Consumer Discretionary Portfolio	248,907,854	185,143,873
Leisure Portfolio	253,896,509	327,657,234
Retailing Portfolio	944,520,411	1,440,265,904
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.23%	.52%
Communication Services Portfolio	.30%	.23%	.53%
Construction and Housing Portfolio	.30%	.23%	.53%
Consumer Discretionary Portfolio	.30%	.23%	.53%
Leisure Portfolio	.30%	.23%	.53%
Retailing Portfolio	.30%	.23%	.53%

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, Communication Services Portfolio has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of each Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Communication Services Portfolio
Class A	-%	.25%	$63,176	$1,611
Class M	.25%	.25%	21,462	-
Class C	.75%	.25%	75,119	19,487
			$159,757	$21,098

Sales Load. For Communication Services Portfolio, FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Communication Services Portfolio
Class A	$10,526
Class M	739
Class C A	398
$11,663
A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class (Communication Services Portfolio) or Fund (all other Funds). FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective class or Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were as follows:

	Amount	% of Average Net Assets
Automotive Portfolio	$289,869.25
Communication Services Portfolio
Class A	61,436.24
Class M	10,175.24
Class C	15,346.20
Communication Services	1,575,629.22
Class I	28,925.18
Class Z	1,684.04
	1,693,195
Construction and Housing Portfolio	955,911.19
Consumer Discretionary Portfolio	681,929.17
Leisure Portfolio	906,194.16
Retailing Portfolio	4,957,643.17

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Automotive Portfolio	.04
Communication Services Portfolio	.03
Construction and Housing Portfolio	.04
Consumer Discretionary Portfolio	.04
Leisure Portfolio	.04
Retailing Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$2,114
Communication Services Portfolio	9,791
Construction and Housing Portfolio	2,144
Consumer Discretionary Portfolio	3,231
Leisure Portfolio	5,770
Retailing Portfolio	12,106

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Communication Services Portfolio	Borrower	$13,940,000	2.57%	$993
Construction and Housing Portfolio	Borrower	$8,880,000	1.93%	$952
Consumer Discretionary Portfolio	Borrower	$3,766,000.75%		$866
Leisure Portfolio	Borrower	$9,977,000	4.29%	$7,139
Retailing Portfolio	Borrower	$6,545,864.87%		$3,488

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Automotive Portfolio	2,067,487	1,521,202	(382,780)
Communication Services Portfolio	5,862,139	19,203,525	176,263
Construction and Housing Portfolio	8,565,222	13,309,552	1,282,292
Consumer Discretionary Portfolio	21,503,056	10,570,951	(4,953,312)
Leisure Portfolio	10,544,150	12,232,907	(3,452,866)
Retailing Portfolio	87,932,284	71,324,019	(2,442,672)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Automotive Portfolio	$234
Communication Services Portfolio	1,510
Construction and Housing Portfolio	1,014
Consumer Discretionary Portfolio	741
Leisure Portfolio	1,009
Retailing Portfolio	5,620

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Automotive Portfolio	$30,647	$3,806	$314,985
Communication Services Portfolio	$3,175	$148	$-
Construction and Housing Portfolio	$1,616	$-	$-
Consumer Discretionary Portfolio	$24,073	$23,071	$-
Leisure Portfolio	$80,257	$129,817	$-
Retailing Portfolio	$18,762	$24	$-
8. Bank Borrowings.
Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Discretionary Portfolio	$288,000.83%		$100
9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:
Amount
Automotive Portfolio	$4,274
Construction and Housing Portfolio	18,633
Consumer Discretionary Portfolio	14,515
Leisure Portfolio	19,474
Retailing Portfolio	106,174

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses as follows:

Fund-Level Amount
Communication Services Portfolio	27,974
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended February 28, 2023	Year ended February 28, 2022
Communication Services Portfolio
Distributions to shareholders
Class A	$-	$1,776,273
Class M	-	363,201
Class C	-	474,822
Communication Services	-	59,014,431
Class I	-	1,922,707
Class Z	-	354,330
Total	$-	$63,905,764
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2023	Year ended February 28, 2022	Year ended February 28, 2023	Year ended February 28, 2022
Communication Services Portfolio
Class A
Shares sold	106,946	288,312	$6,909,623	$27,200,334
Reinvestment of distributions	-	19,346	-	1,740,757
Shares redeemed	(146,490)	(140,910)	(9,350,947)	(12,635,364)
Net increase (decrease)	(39,544)	166,748	$(2,441,324)	$16,305,727
Class M
Shares sold	11,811	38,436	$749,050	$3,599,648
Reinvestment of distributions	-	3,956	-	355,421
Shares redeemed	(29,773)	(29,716)	(1,798,790)	(2,591,005)
Net increase (decrease)	(17,962)	12,676	$(1,049,740)	$1,364,064
Class C
Shares sold	44,574	59,277	$2,778,261	$5,482,069
Reinvestment of distributions	-	5,320	-	471,861
Shares redeemed	(37,470)	(27,914)	(2,303,544)	(2,486,600)
Net increase (decrease)	7,104	36,683	$474,717	$3,467,330
Communication Services
Shares sold	2,037,740	6,404,833	$131,199,352	$608,572,415
Reinvestment of distributions	-	621,227	-	56,410,302
Shares redeemed	(2,871,553)	(4,677,647)	(185,590,458)	(433,498,431)
Net increase (decrease)	(833,813)	2,348,413	$(54,391,106)	$231,484,286
Class I
Shares sold	74,777	316,400	$4,946,728	$30,080,975
Reinvestment of distributions	-	19,631	-	1,780,227
Shares redeemed	(291,105)	(231,351)	(19,399,461)	(20,888,532)
Net increase (decrease)	(216,328)	104,680	$(14,452,733)	$10,972,670
Class Z
Shares sold	19,696	98,916	$1,307,319	$9,255,551
Reinvestment of distributions	-	3,767	-	340,659
Shares redeemed	(49,019)	(64,255)	(3,238,948)	(5,703,077)
Net increase (decrease)	(29,323)	38,428	$(1,931,629)	$3,893,133
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and the Shareholders of Automotive Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio and Retailing Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Automotive Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio and Retailing Portfolio (six of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2023, the related statements of operations for the year ended February 28, 2023, the statements of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.   Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023

Automotive Portfolio	.89%
Actual		$ 1,000	$ 984.10	$ 4.38
Hypothetical- B		$ 1,000	$ 1,020.38	$ 4.46
Communication Services Portfolio
Class A	1.08%
Actual		$ 1,000	$ 987.80	$ 5.32
Hypothetical- B		$ 1,000	$ 1,019.44	$ 5.41
Class M	1.33%
Actual		$ 1,000	$ 986.60	$ 6.55
Hypothetical- B		$ 1,000	$ 1,018.20	$ 6.66
Class C	1.78%
Actual		$ 1,000	$ 984.40	$ 8.76
Hypothetical- B		$ 1,000	$ 1,015.97	$ 8.90
Communication Services Portfolio	.81%
Actual		$ 1,000	$ 989.10	$ 3.99
Hypothetical- B		$ 1,000	$ 1,020.78	$ 4.06
Class I	.76%
Actual		$ 1,000	$ 989.60	$ 3.75
Hypothetical- B		$ 1,000	$ 1,021.03	$ 3.81
Class Z	.62%
Actual		$ 1,000	$ 990.10	$ 3.06
Hypothetical- B		$ 1,000	$ 1,021.72	$ 3.11

Construction and Housing Portfolio	.77%
Actual		$ 1,000	$ 1,108.30	$ 4.03
Hypothetical- B		$ 1,000	$ 1,020.98	$ 3.86

Consumer Discretionary Portfolio	.75%
Actual		$ 1,000	$ 988.40	$ 3.70
Hypothetical- B		$ 1,000	$ 1,021.08	$ 3.76

Leisure Portfolio	.74%
Actual		$ 1,000	$ 1,126.90	$ 3.90
Hypothetical- B		$ 1,000	$ 1,021.12	$ 3.71

Retailing Portfolio	.72%
Actual		$ 1,000	$ 1,023.00	$ 3.61
Hypothetical- B		$ 1,000	$ 1,021.22	$ 3.61

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2023, or, if subsequently determined to be different, the net capital gain of such year.

Leisure Portfolio	$2,661,213
Retailing Portfolio	$8,641,370
Consumer Discretionary Portfolio	$6,203,283
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Leisure Portfolio
April 2022 December 2022	100% 100%
Retailing Portfolio
December 2022	100%
Automotive Portfolio
December 2022	77%
Construction and Housing Portfolio
December 2022	100%
Consumer Discretionary Portfolio
December 2022	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Leisure Portfolio
April 2022	100%
December 2022	100%
Retailing Portfolio
December 2022	100%
Automotive Portfolio
December 2022	100%
Construction and Housing Portfolio
December 2022	100%
Consumer Discretionary Portfolio
December 2022	100%

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.813633.118
SELCON-ANN-0423
Fidelity® Select Portfolios®
Health Care Sector

Biotechnology Portfolio
Health Care Portfolio
Health Care Services Portfolio
Medical Technology and Devices Portfolio
Pharmaceuticals Portfolio

Annual Report
February 28, 2023

Contents

Biotechnology Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Health Care Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Health Care Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Medical Technology and Devices Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Pharmaceuticals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Biotechnology Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Biotechnology Portfolio	1.14%	2.58%	10.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Biotechnology Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Biotechnology Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Rajiv Kaul:
For the fiscal year, the fund gained 1.14%, trailing the 10.57% advance of the MSCI US IMI Biotechnology 25/50 Index, but outperforming the broad-based S&P 500 ® index. Versus the industry index, security selection was the primary detractor, especially within biotechnology. We also had weak stock picks in pharmaceuticals and life sciences tools & services. The fund's biggest individual relative detractor was a lighter-than-index stake in Gilead Sciences, which gained about 39% the past year. We decreased our stake this period. Also hindering performance was an overweighting in Arcus Biosciences, which returned -51%. Also holding back performance was our lighter-than-index investment in Horizon Therapeutics, which gained 20%. Horizon Therapeutics was not held at period end. The fund's top individual relative contributor was our outsized position in Biohaven Pharmaceutical Holding, which gained 19%. The company was acquired by Pfizer in October and then spun out as a newly independent company, trading under the same ticker symbol. The fund retained a position in the new company at period end. Also lifting performance was an underweighting in Novavax, which returned -89%. Novavax was not held at period end. Another key contributor was our out-of-index position in Roivant Sciences (+28%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Biotechnology Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

AbbVie, Inc.	12.6
Regeneron Pharmaceuticals, Inc.	5.1
Vertex Pharmaceuticals, Inc.	5.0
Alnylam Pharmaceuticals, Inc.	5.0
Krystal Biotech, Inc.	3.5
Argenx SE ADR	2.9
Biogen, Inc.	2.5
Moderna, Inc.	2.3
Apellis Pharmaceuticals, Inc.	2.0
Cytokinetics, Inc.	1.7
42.6

Industries (% of Fund's net assets)

Biotechnology	92.1
Pharmaceuticals	7.1
Health Care Technology	0.2
Health Care Providers & Services	0.2
Health Care Equipment & Supplies	0.1
Life Sciences Tools & Services	0.0
Food & Staples Retailing	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Biotechnology Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 98.4%
	Shares	Value ($)
Biotechnology - 91.0%
Biotechnology - 91.0%
2seventy bio, Inc. (a)	103,752	1,399,614
AbbVie, Inc.	4,077,678	627,554,646
Absci Corp. (a)(b)	993,000	2,105,160
ADC Therapeutics SA (a)	546,270	1,966,572
Adverum Biotechnologies, Inc. (a)(c)	7,472,259	5,380,026
Aerovate Therapeutics, Inc. (a)(b)	174,813	4,295,155
Aldeyra Therapeutics, Inc. (a)(b)	888,537	6,006,510
Alector, Inc. (a)	1,351,818	11,544,526
Alkermes PLC (a)	640,536	17,127,933
Allena Pharmaceuticals, Inc. (a)	93,683	56
Allogene Therapeutics, Inc. (a)(b)	1,556,685	9,884,950
Allovir, Inc. (a)(b)	852,383	5,753,585
Alnylam Pharmaceuticals, Inc. (a)	1,298,706	248,637,264
ALX Oncology Holdings, Inc. (a)	1,280,549	8,477,234
Ambrx Biopharma, Inc. ADR (a)(b)	1,361,508	8,754,496
Amgen, Inc.	40,497	9,381,535
Amicus Therapeutics, Inc. (a)	2,268,301	29,918,890
AnaptysBio, Inc. (a)(b)	289,228	7,201,777
Apellis Pharmaceuticals, Inc. (a)(b)	1,487,684	97,413,548
Applied Therapeutics, Inc. (a)(b)(c)	2,639,536	2,665,931
Arcellx, Inc.	643,801	18,032,866
Arcturus Therapeutics Holdings, Inc. (a)(b)	794,024	12,902,890
Arcus Biosciences, Inc. (a)(b)	3,193,396	58,151,741
Arcutis Biotherapeutics, Inc. (a)	802,774	12,988,883
Argenx SE ADR (a)	393,547	144,046,073
Arrowhead Pharmaceuticals, Inc. (a)	1,337,032	43,186,134
Ars Pharmaceuticals, Inc. (a)(b)	1,541,977	13,754,435
Ascendis Pharma A/S sponsored ADR (a)	659,409	73,253,746
Astria Therapeutics, Inc. (a)	1,177,041	14,336,359
aTyr Pharma, Inc. (a)(b)	2,258,063	4,764,513
Aura Biosciences, Inc. (a)	356,492	3,561,355
Avidity Biosciences, Inc. (a)(b)	762,250	18,065,325
Axcella Health, Inc. (a)(b)	1,661,354	963,918
Beam Therapeutics, Inc. (a)(b)	669,379	26,935,811
BeiGene Ltd. ADR (a)	37,198	8,355,787
BELLUS Health, Inc. (a)	1,621,196	12,483,209
Bicycle Therapeutics PLC ADR (a)(b)	377,647	8,583,916
BioCryst Pharmaceuticals, Inc. (a)(b)	2,693,042	23,833,422
Biogen, Inc. (a)	467,336	126,115,293
Biohaven Ltd. (a)(b)	2,038,409	31,146,890
BioInvent International AB (a)	153,043	423,251
BioMarin Pharmaceutical, Inc. (a)	402,236	40,058,683
Biomea Fusion, Inc. (a)(b)	358,129	4,598,376
BioNTech SE ADR	60,750	7,900,538
BioXcel Therapeutics, Inc. (a)(b)	351,727	11,227,126
Blueprint Medicines Corp. (a)	1,254,408	53,149,267
BridgeBio Pharma, Inc. (a)(b)	820,042	9,364,880
Candel Therapeutics, Inc. (a)(b)	716,096	1,288,973
Celldex Therapeutics, Inc. (a)	819,700	35,074,963
Centessa Pharmaceuticals PLC ADR (a)(b)	1,230,909	4,332,800
Century Therapeutics, Inc. (a)	834,618	3,764,127
Cerevel Therapeutics Holdings (a)	1,028,280	27,444,793
Chinook Therapeutics, Inc. (a)(b)	303,781	6,628,501
Chinook Therapeutics, Inc. rights (a)(d)	115,821	1
Codiak Biosciences, Inc. (a)(b)	448,539	215,299
Codiak Biosciences, Inc. warrants 9/15/27 (a)	46,000	2,611
Cogent Biosciences, Inc. (a)	1,096,367	14,504,935
Compass Therapeutics, Inc. (a)(b)	1,709,500	6,479,005
Crinetics Pharmaceuticals, Inc. (a)	891,534	17,509,728
CRISPR Therapeutics AG (a)(b)	295,222	14,560,349
Cyclerion Therapeutics, Inc. (a)	837,285	545,073
Cyclerion Therapeutics, Inc. (a)(e)	94,809	61,721
Cytokinetics, Inc. (a)(b)	1,922,671	83,367,015
Day One Biopharmaceuticals, Inc. (a)	664,771	12,245,082
Denali Therapeutics, Inc. (a)	333,369	9,050,968
Design Therapeutics, Inc. (a)(b)	1,119,405	7,914,193
Disc Medicine, Inc. (a)(b)	155,590	3,889,750
Disc Medicine, Inc. rights (a)(b)(d)	1,555,907	16
Dyne Therapeutics, Inc. (a)	380,913	4,906,159
Enanta Pharmaceuticals, Inc. (a)	212,946	10,327,881
Entrada Therapeutics, Inc. (a)(b)	503,853	6,424,126
EQRx, Inc. (a)	507,567	1,147,101
EQRx, Inc.:
rights (a)(d)	116,649	75,822
rights (a)(d)	49,993	22,497
Erasca, Inc. (a)(b)	583,402	2,100,247
Evelo Biosciences, Inc. (a)(b)	1,098,999	681,269
Exact Sciences Corp. (a)	27,000	1,682,910
Exelixis, Inc. (a)	1,040,134	17,765,489
Fate Therapeutics, Inc. (a)	516,787	3,162,736
FibroGen, Inc. (a)	76,500	1,698,300
Foghorn Therapeutics, Inc. (a)(b)	178,719	1,024,060
Fusion Pharmaceuticals, Inc. (a)	1,142,702	5,050,743
Fusion Pharmaceuticals, Inc. (e)	1,483,000	5,899,374
Generation Bio Co. (a)	137,100	542,916
Geron Corp. (a)	3,753,406	10,434,469
Geron Corp. warrants 12/31/25 (a)	2,100,000	1,828,679
Gilead Sciences, Inc.	558,701	44,992,192
Gritstone Bio, Inc. (a)	669,785	1,640,973
Halozyme Therapeutics, Inc. (a)	478,800	22,977,612
Hookipa Pharma, Inc. (a)	1,480,200	1,280,373
Icosavax, Inc. (a)(b)	788,357	6,448,760
Ideaya Biosciences, Inc. (a)(b)	647,657	11,431,146
Idorsia Ltd. (a)(b)	1,092,661	14,455,121
IGM Biosciences, Inc. (a)(b)	690,509	14,514,499
Immuneering Corp. (a)(b)	476,458	2,329,880
Immunocore Holdings PLC ADR (a)	248,518	13,631,212
ImmunoGen, Inc. (a)	922,023	3,577,449
Incyte Corp. (a)	434,700	33,463,206
Inhibrx, Inc. (a)(b)	210,609	5,067,253
Inozyme Pharma, Inc. (a)	640,812	1,813,498
Insmed, Inc. (a)	412,092	8,398,435
Instil Bio, Inc. (a)	1,173,143	911,649
Intellia Therapeutics, Inc. (a)	885,001	35,550,490
Ionis Pharmaceuticals, Inc. (a)	987,777	35,461,194
Iovance Biotherapeutics, Inc. (a)	136,800	997,272
iTeos Therapeutics, Inc. (a)	211,500	3,745,665
Iveric Bio, Inc. (a)	356,209	7,402,023
Janux Therapeutics, Inc. (a)(b)	498,148	8,284,201
Karuna Therapeutics, Inc. (a)	328,542	65,517,846
Keros Therapeutics, Inc. (a)	466,029	24,802,063
Kiniksa Pharmaceuticals Ltd. (a)	177,166	2,278,355
Kinnate Biopharma, Inc. (a)	979,677	5,172,695
Kronos Bio, Inc. (a)(b)	279,857	486,951
Krystal Biotech, Inc. (a)(c)	2,097,722	171,824,409
Kymera Therapeutics, Inc. (a)(b)	647,713	20,325,234
Legend Biotech Corp. ADR (a)	839,216	38,754,995
Madrigal Pharmaceuticals, Inc. (a)	153,340	41,556,673
MannKind Corp. (a)(b)	6,449,301	34,052,309
Merus BV (a)(b)	597,056	11,385,858
Mirati Therapeutics, Inc. (a)(b)	321,748	14,748,928
Moderna, Inc. (a)	822,986	114,238,687
Monte Rosa Therapeutics, Inc. (a)(b)	1,257,805	7,647,454
Morphic Holding, Inc. (a)	809,437	34,417,261
Natera, Inc. (a)	356,133	17,290,257
Nkarta, Inc. (a)(b)	63,730	267,666
Nurix Therapeutics, Inc. (a)(b)	739,346	6,972,033
Nuvalent, Inc. Class A (a)	218,574	6,620,606
Omega Therapeutics, Inc. (a)(b)	1,088,551	7,032,039
Oragenics, Inc. (a)	2,596	11,942
PepGen, Inc.	440,591	6,727,825
Poseida Therapeutics, Inc. (a)	570,083	3,243,772
Prelude Therapeutics, Inc. (a)	359,156	2,032,823
Prime Medicine, Inc. (b)	53,800	883,934
Prometheus Biosciences, Inc. (a)	397,555	48,656,756
Prothena Corp. PLC (a)	933,189	52,034,619
PTC Therapeutics, Inc. (a)	1,621,544	70,812,826
Rallybio Corp. (a)(b)	1,550,692	12,203,946
RAPT Therapeutics, Inc. (a)	724,582	21,338,940
Recursion Pharmaceuticals, Inc. (a)	89,200	726,980
Regeneron Pharmaceuticals, Inc. (a)	333,148	253,332,402
Regulus Therapeutics, Inc. (a)(b)(c)	2,195,000	2,941,300
Relay Therapeutics, Inc. (a)(b)	632,189	10,209,852
Repare Therapeutics, Inc. (a)(b)	174,960	1,793,340
Replimune Group, Inc. (a)	1,121,714	24,565,537
Revolution Medicines, Inc. (a)	517,472	13,847,551
Rezolute, Inc. (a)	200	496
Rhythm Pharmaceuticals, Inc. (a)(b)	752,703	18,298,210
Rocket Pharmaceuticals, Inc. (a)	223,736	4,297,969
Roivant Sciences Ltd. (a)	6,582,325	53,251,009
Sage Therapeutics, Inc. (a)	989,753	41,213,315
Sarepta Therapeutics, Inc. (a)	552,604	67,489,527
Scholar Rock Holding Corp. (a)(b)	1,693,925	14,533,877
Scholar Rock Holding Corp. warrants 12/31/25 (a)(e)	17,850	64,915
Seagen, Inc. (a)	420,136	75,494,238
Selecta Biosciences, Inc. (a)	395,568	644,776
Sensorion SA (a)(b)	1,973,044	813,887
Seres Therapeutics, Inc. (a)(b)	854,347	4,314,452
Shattuck Labs, Inc. (a)	110,936	523,618
SpringWorks Therapeutics, Inc. (a)(b)	463,611	14,789,191
SpringWorks Therapeutics, Inc. (e)	54,800	1,573,308
Stoke Therapeutics, Inc. (a)	146,536	1,302,705
Sutro Biopharma, Inc. (a)	304,500	1,717,380
Tango Therapeutics, Inc. (a)	1,289,988	6,746,637
Taysha Gene Therapies, Inc. (a)(b)	811,647	819,763
Tenaya Therapeutics, Inc. (a)	2,081,279	6,389,527
TG Therapeutics, Inc. (a)(b)	1,718,820	27,535,496
Travere Therapeutics, Inc. (a)	167,028	3,701,340
Twist Bioscience Corp. (a)	681,332	13,258,721
Tyra Biosciences, Inc. (a)	301,101	3,977,544
Ultragenyx Pharmaceutical, Inc. (a)	876,351	38,988,856
uniQure B.V. (a)	255,608	5,357,544
United Therapeutics Corp. (a)	269,569	66,324,757
Vaxcyte, Inc. (a)	1,319,350	54,053,770
Vera Therapeutics, Inc. (a)(b)	910,368	6,764,034
Vertex Pharmaceuticals, Inc. (a)	861,862	250,189,920
Verve Therapeutics, Inc. (a)(b)	348,293	6,617,567
Vigil Neuroscience, Inc. (a)(b)	86,610	1,039,320
Viking Therapeutics, Inc. (a)	25,000	275,250
Viridian Therapeutics, Inc. (a)	60,700	1,988,532
Vor Biopharma, Inc. (a)(b)	1,194,902	6,667,553
Werewolf Therapeutics, Inc. (a)	2,100	6,059
X4 Pharmaceuticals, Inc. warrants 4/12/24 (a)	450,000	5
Xencor, Inc. (a)	179,643	5,771,930
Xenon Pharmaceuticals, Inc. (a)	977,333	38,565,560
Zealand Pharma A/S (a)	776,333	24,755,988
Zentalis Pharmaceuticals, Inc. (a)	638,433	12,085,537
		4,522,643,626
Food & Staples Retailing - 0.0%
Drug Retail - 0.0%
MedAvail Holdings, Inc. (a)	2,777	1,032
Health Care Equipment & Supplies - 0.1%
Health Care Equipment - 0.1%
Alpha Tau Medical Ltd. Class A (a)(b)	362,046	1,144,065
Novocure Ltd. (a)	11,113	855,368
		1,999,433
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
23andMe Holding Co. Class A (a)(b)	1,488,074	3,735,066
Health Care Technology - 0.2%
Health Care Technology - 0.2%
Akili, Inc. (a)(b)	1,500	2,475
Schrodinger, Inc. (a)	539,101	11,714,665
		11,717,140
Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
Olink Holding AB ADR (a)	53,800	1,261,072
Pharmaceuticals - 7.0%
Pharmaceuticals - 7.0%
Acelyrin, Inc. (d)	2,378,678	14,795,615
Acelyrin, Inc. rights (a)(d)	289,045	1,713,028
Adimab LLC (a)(d)(e)(f)	1,954,526	79,959,659
Afferent Pharmaceuticals, Inc. rights 12/31/24 (a)(d)	8,274,568	9,184,770
Aradigm Corp. (a)(d)	11,945	549
Aradigm Corp. (a)(d)	148,009	6,808
Arvinas Holding Co. LLC (a)	297,316	9,112,735
Atea Pharmaceuticals, Inc. (a)	66,800	236,472
Axsome Therapeutics, Inc. (a)(b)	369,673	25,208,002
Corcept Therapeutics, Inc. (a)	88,400	1,841,372
DICE Therapeutics, Inc. (a)	338,246	10,093,261
Edgewise Therapeutics, Inc. (a)	1,177,285	11,278,390
Fulcrum Therapeutics, Inc. (a)(b)	1,448,597	8,749,526
GH Research PLC (a)(b)	893,124	8,556,128
Harmony Biosciences Holdings, Inc. (a)	124,525	5,482,836
Ikena Oncology, Inc. (a)	416,547	1,670,353
Intra-Cellular Therapies, Inc. (a)	464,276	22,763,452
Longboard Pharmaceuticals, Inc. (a)	869,289	4,520,303
Nuvation Bio, Inc. (a)	2,913,126	5,651,464
Ocular Therapeutix, Inc. (a)	45,654	275,750
OptiNose, Inc. (a)(b)	794,031	1,429,256
OptiNose, Inc. warrants (a)	91,712	60,319
Pharvaris BV (a)	353,507	2,937,643
Pliant Therapeutics, Inc. (a)	314,631	10,024,144
Rain Oncology, Inc. (a)(b)	349,069	3,124,168
Reata Pharmaceuticals, Inc. (a)(b)	116,773	3,639,814
Royalty Pharma PLC	52,920	1,897,182
Structure Therapeutics, Inc. ADR (b)	301,997	7,719,043
Terns Pharmaceuticals, Inc. (a)	1,140,467	11,552,931
Theseus Pharmaceuticals, Inc. (a)(b)	1,343,694	12,469,480
UCB SA	95,777	8,244,065
Ventyx Biosciences, Inc. (a)	785,545	33,974,821
Verona Pharma PLC ADR (a)	548,295	11,755,445
Verrica Pharmaceuticals, Inc. (a)(b)	1,451,876	11,252,039
WAVE Life Sciences (a)(b)	1,477,633	6,206,059
		347,386,882
TOTAL COMMON STOCKS (Cost $3,731,521,360)		4,888,744,251

Convertible Preferred Stocks - 1.3%
	Shares	Value ($)
Biotechnology - 1.1%
Biotechnology - 1.1%
ElevateBio LLC Series C (a)(d)(e)	216,600	688,788
Korro Bio, Inc.:
Series B1 (a)(d)(e)	957,854	2,059,386
Series B2 (a)(d)(e)	899,280	1,978,416
National Resilience, Inc. Series B (a)(d)(e)	732,064	44,458,247
SalioGen Therapeutics, Inc. Series B (a)(d)(e)	94,461	7,047,735
		56,232,572
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
Scorpion Therapeutics, Inc. Series B (a)(d)(e)	3,099,905	4,804,853
Pharmaceuticals - 0.1%
Pharmaceuticals - 0.1%
Afferent Pharmaceuticals, Inc. Series C (a)(d)(e)	8,274,568	83
Aristea Therapeutics, Inc. Series B (a)(d)(e)	836,400	4,608,564
		4,608,647
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $38,020,306)		65,646,072

Money Market Funds - 7.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (g)	16,572,078	16,575,392
Fidelity Securities Lending Cash Central Fund 4.63% (g)(h)	353,586,391	353,621,750
TOTAL MONEY MARKET FUNDS (Cost $370,163,501)		370,197,142

TOTAL INVESTMENT IN SECURITIES - 107.2% (Cost $4,139,705,167)	5,324,587,465
NET OTHER ASSETS (LIABILITIES) - (7.2)%	(355,480,379)
NET ASSETS - 100.0%	4,969,107,086

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated company
(d)	Level 3 security
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $153,205,049 or 3.1% of net assets.

(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Adimab LLC	9/17/14 - 6/05/15	31,091,029

Afferent Pharmaceuticals, Inc. Series C	7/01/15	0

Aristea Therapeutics, Inc. Series B	10/06/20	4,611,659

Cyclerion Therapeutics, Inc.	4/02/19	1,404,026

ElevateBio LLC Series C	3/09/21	908,637

Fusion Pharmaceuticals, Inc.	2/13/23	5,042,200

Korro Bio, Inc. Series B1	12/17/21	2,499,999

Korro Bio, Inc. Series B2	12/17/21	2,499,998

National Resilience, Inc. Series B	12/01/20	9,999,994

SalioGen Therapeutics, Inc. Series B	12/10/21	10,000,019

Scholar Rock Holding Corp. warrants 12/31/25	6/17/22	0

Scorpion Therapeutics, Inc. Series B	1/08/21	7,500,000

SpringWorks Therapeutics, Inc.	9/07/22	1,425,348

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	42,446,755	1,036,118,462	1,061,989,825	598,495	3,258	(3,258)	16,575,392	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	492,109,261	2,216,802,618	2,355,290,129	7,098,036	-	-	353,621,750	1.1%
Total	534,556,016	3,252,921,080	3,417,279,954	7,696,531	3,258	(3,258)	370,197,142

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Adverum Biotechnologies, Inc.	-	14,311,388	2,132,127	-	(2,107,259)	(4,691,976)	5,380,026
Applied Therapeutics, Inc.	1,070,923	2,575,660	1,176,547	-	(14,439,872)	14,635,767	2,665,931
Candel Therapeutics, Inc.	8,593,545	-	6,186,049	-	(4,771,678)	3,653,155	-
Krystal Biotech, Inc.	126,760,516	6,531,325	631,314	-	13,464	39,150,418	171,824,409
Regulus Therapeutics, Inc.	-	4,631,450	-	-	-	(1,690,150)	2,941,300
Total	136,424,984	28,049,823	10,126,037	-	(21,305,345)	51,057,214	182,811,666

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	4,888,744,251	4,773,556,275	9,429,211	105,758,765

Convertible Preferred Stocks	65,646,072	-	-	65,646,072

Money Market Funds	370,197,142	370,197,142	-	-
Total Investments in Securities:	5,324,587,465	5,143,753,417	9,429,211	171,404,837

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Common Stocks
Beginning Balance	$90,662,671
Net Realized Gain (Loss) on Investment Securities	109,862
Net Unrealized Gain (Loss) on Investment Securities	4,185,734
Cost of Purchases	23,265
Proceeds of Sales	(109,876)
Amortization/Accretion	-
Transfers into Level 3	10,887,109
Transfers out of Level 3	-
Ending Balance	$105,758,765
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2023	$4,185,734
Convertible Preferred Stocks
Beginning Balance	$80,070,979
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(3,537,798)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(10,887,109)
Ending Balance	$65,646,072
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2023	$(3,537,798)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Biotechnology Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $342,668,967) - See accompanying schedule:
Unaffiliated issuers (cost $3,666,478,431)	$4,771,578,657
Fidelity Central Funds (cost $370,163,501)	370,197,142
Other affiliated issuers (cost $103,063,235)	182,811,666

Total Investment in Securities (cost $4,139,705,167)		$5,324,587,465
Foreign currency held at value (cost $748)		748
Receivable for investments sold		34,503,570
Receivable for fund shares sold		199,281
Dividends receivable		284,333
Distributions receivable from Fidelity Central Funds		340,399
Prepaid expenses		26,248
Other receivables		1,094,128
Total assets		5,361,036,172
Liabilities
Payable for investments purchased	$31,855,192
Payable for fund shares redeemed	2,427,899
Accrued management fee	2,245,745
Other affiliated payables	771,070
Other payables and accrued expenses	1,168,498
Collateral on securities loaned	353,460,682
Total Liabilities		391,929,086
Net Assets		$4,969,107,086
Net Assets consist of:
Paid in capital		$4,464,873,986
Total accumulated earnings (loss)		504,233,100
Net Assets		$4,969,107,086
Net Asset Value , offering price and redemption price per share ($4,969,107,086 ÷ 311,304,219 shares)		$15.96

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$26,156,334
Income from Fidelity Central Funds (including $7,098,036 from security lending)		7,696,531
Total Income		33,852,865
Expenses
Management fee	$26,913,334
Transfer agent fees	8,279,353
Accounting fees	993,571
Custodian fees and expenses	137,419
Independent trustees' fees and expenses	17,490
Registration fees	67,130
Audit	116,132
Legal	4,678
Miscellaneous	37,989
Total expenses before reductions	36,567,096
Expense reductions	(185,851)
Total expenses after reductions		36,381,245
Net Investment income (loss)		(2,528,380)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(525,539,837)
Fidelity Central Funds	3,258
Other affiliated issuers	(21,305,345)
Foreign currency transactions	(13,547)
Total net realized gain (loss)		(546,855,471)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	557,700,901
Fidelity Central Funds	(3,258)
Other affiliated issuers	51,057,214
Assets and liabilities in foreign currencies	(8,889)
Total change in net unrealized appreciation (depreciation)		608,745,968
Net gain (loss)		61,890,497
Net increase (decrease) in net assets resulting from operations		$59,362,117
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,528,380)	$(10,105,462)
Net realized gain (loss)	(546,855,471)	288,016,862
Change in net unrealized appreciation (depreciation)	608,745,968	(2,639,724,294)
Net increase (decrease) in net assets resulting from operations	59,362,117	(2,361,812,894)
Distributions to shareholders	-	(951,630,731)
Share transactions
Proceeds from sales of shares	544,996,692	514,676,797
Reinvestment of distributions	-	898,472,847
Cost of shares redeemed	(915,943,690)	(1,692,638,148)
Net increase (decrease) in net assets resulting from share transactions	(370,946,998)	(279,488,504)
Total increase (decrease) in net assets	(311,584,881)	(3,592,932,129)

Net Assets
Beginning of period	5,280,691,967	8,873,624,096
End of period	$4,969,107,086	$5,280,691,967

Other Information
Shares
Sold	35,714,869	24,447,337
Issued in reinvestment of distributions	-	43,520,026
Redeemed	(58,965,046)	(81,104,304)
Net increase (decrease)	(23,250,177)	(13,136,941)

Financial Highlights
Biotechnology Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$15.78	$25.52	$21.02	$21.14	$23.45
Income from Investment Operations
Net investment income (loss) C,D	(.01)	(.03)	(.01)	.05	(.04)
Net realized and unrealized gain (loss)	.19	(6.91)	9.41	1.79	(.29) E
Total from investment operations	.18	(6.94)	9.40	1.84	(.33)
Distributions from net investment income	-	(.03)	(.07)	(.03)	-
Distributions from net realized gain	-	(2.77)	(4.84)	(1.93)	(1.98)
Total distributions	-	(2.80)	(4.90) F	(1.96)	(1.98)
Net asset value, end of period	$15.96	$15.78	$25.52	$21.02	$21.14
Total Return G	1.14%	(29.49)%	47.35%	8.57%	(.46)% E
Ratios to Average Net Assets D,H,I
Expenses before reductions	.72%	.69%	.70%	.72%	.72%
Expenses net of fee waivers, if any	.71%	.69%	.70%	.72%	.72%
Expenses net of all reductions	.71%	.69%	.69%	.72%	.72%
Net investment income (loss)	(.05)%	(.14)%	(.03)%	.22%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$4,969,107	$5,280,692	$8,873,624	$6,624,752	$7,583,722
Portfolio turnover rate J	51%	46%	78%	50%	37%

A For the year ended February 29.

B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.53)%.

F Total distributions per share do not sum due to rounding.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Health Care Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Health Care Portfolio	-2.05%	9.82%	14.38%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Health Care Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Eddie Yoon:
For the fiscal year ending February 28, 2023, the fund returned -2.05%, roughly in line with the -1.92% result of the MSCI US IMI Health Care 25/50 Index, but outperforming the broad-based S&P 500 ® index. Versus the sector index, security selection was the primary contributor, led by the health care equipment sector. Security selection in health care services also helped. The fund's largest individual relative contributor was an overweighting in Oak Street Health, which gained 99% the past 12 months. We decreased our stake in this company. Also adding value was our outsized stake in Penumbra, which gained about 17%. Penumbra was among the fund's largest holdings. Another notable relative contributor was an overweighting in Humana (+15%). This period we reduced our stake. Conversely, the primary detractor from performance versus the sector index were stock picks in biotechnology. An underweighting in pharmaceuticals and security selection in health care facilities also hindered the fund's relative result. An underweighting in Merck, a stake we established this period, was the fund's biggest individual relative detractor because the stock gained 43% the past year. Also hampering performance was our outsized stake in Tandem Diabetes Care, which returned -68%. We added to our investment the past 12 months. Avoiding Gilead Sciences, an index component that gained approximately 39%, also hurt relative performance. The fund's foreign holdings modestly detracted overall, partly due to a broadly strong U.S. dollar. Notable changes in positioning include a higher allocation to the health care services and health care equipment subindustries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

UnitedHealth Group, Inc.	9.4
Boston Scientific Corp.	6.1
Thermo Fisher Scientific, Inc.	6.0
Eli Lilly & Co.	5.5
Danaher Corp.	4.7
Penumbra, Inc.	4.6
Regeneron Pharmaceuticals, Inc.	3.9
Cigna Group	3.3
Insulet Corp.	3.2
Centene Corp.	2.8
49.5

Industries (% of Fund's net assets)

Health Care Providers & Services	25.5
Health Care Equipment & Supplies	21.8
Biotechnology	19.5
Life Sciences Tools & Services	15.8
Pharmaceuticals	14.4
Health Care Technology	2.2
Personal Products	0.4
Specialty Retail	0.2
Diversified Financial Services	0.1

Health Care Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 98.7%
	Shares	Value ($)
Biotechnology - 18.8%
Biotechnology - 18.8%
ADC Therapeutics SA (a)(b)	825,782	2,972,815
Alnylam Pharmaceuticals, Inc. (a)	280,000	53,606,000
Ambrx Biopharma, Inc. ADR (a)(b)	354,700	2,280,721
Arcutis Biotherapeutics, Inc. (a)	900,000	14,562,000
Argenx SE ADR (a)	485,000	177,519,700
Ascendis Pharma A/S sponsored ADR (a)	900,000	99,981,000
Avidity Biosciences, Inc. (a)	400,000	9,480,000
Beam Therapeutics, Inc. (a)(b)	400,000	16,096,000
Blueprint Medicines Corp. (a)	1,000,000	42,370,000
Caris Life Sciences, Inc. (c)(d)	1,420,479	7,954,682
Celldex Therapeutics, Inc. (a)	672,066	28,757,704
Cerevel Therapeutics Holdings (a)	1,363,500	36,391,815
Cytokinetics, Inc. (a)	1,500,000	65,040,000
Exact Sciences Corp. (a)	585,000	36,463,050
Generation Bio Co. (a)	509,353	2,017,038
Instil Bio, Inc. (a)	570,745	443,526
Janux Therapeutics, Inc. (a)	500,000	8,315,000
Karuna Therapeutics, Inc. (a)	240,000	47,860,800
Keros Therapeutics, Inc. (a)	540,000	28,738,800
Legend Biotech Corp. ADR (a)	1,800,000	83,124,000
Morphic Holding, Inc. (a)	320,000	13,606,400
Nuvalent, Inc. Class A (a)	382,530	11,586,834
Poseida Therapeutics, Inc. (a)(b)	1,922,313	10,937,961
PTC Therapeutics, Inc. (a)	670,000	29,258,900
Regeneron Pharmaceuticals, Inc. (a)	415,000	315,574,300
Relay Therapeutics, Inc. (a)(b)	800,000	12,920,000
Repligen Corp. (a)	320,000	55,798,400
Sarepta Therapeutics, Inc. (a)	460,000	56,179,800
Scholar Rock Holding Corp. (a)	155,315	1,332,603
Shattuck Labs, Inc. (a)	1,162,800	5,488,416
Stoke Therapeutics, Inc. (a)(b)	500,000	4,445,000
uniQure B.V. (a)(b)	670,000	14,043,200
Vaxcyte, Inc. (a)	900,000	36,873,000
Vertex Pharmaceuticals, Inc. (a)	280,000	81,281,200
Verve Therapeutics, Inc. (a)(b)	280,000	5,320,000
Xencor, Inc. (a)	1,400,000	44,982,000
Xenon Pharmaceuticals, Inc. (a)	528,214	20,843,324
Zai Lab Ltd. (a)(e)	6,700,000	24,532,952
Zentalis Pharmaceuticals, Inc. (a)	1,200,000	22,716,000
		1,531,694,941
Health Care Equipment & Supplies - 21.8%
Health Care Equipment - 21.8%
Boston Scientific Corp. (a)	10,600,000	495,232,000
Inspire Medical Systems, Inc. (a)	145,000	37,689,850
Insulet Corp. (a)	950,000	262,542,000
Intuitive Surgical, Inc. (a)	100,000	22,939,000
iRhythm Technologies, Inc. (a)	291,067	34,252,765
Masimo Corp. (a)	1,000,000	167,310,000
Nevro Corp. (a)	850,000	26,724,000
Novocure Ltd. (a)	488,501	37,599,922
Outset Medical, Inc. (a)	1,000,000	22,810,000
Penumbra, Inc. (a)	1,460,000	379,585,400
PROCEPT BioRobotics Corp. (a)	600,000	22,470,000
ResMed, Inc.	540,000	115,020,000
Stryker Corp.	400,000	105,152,000
Tandem Diabetes Care, Inc. (a)	1,400,000	50,204,000
		1,779,530,937
Health Care Providers & Services - 25.5%
Health Care Facilities - 2.4%
Acadia Healthcare Co., Inc. (a)	720,000	52,207,200
HCA Holdings, Inc.	75,000	18,258,750
Surgery Partners, Inc. (a)	3,756,500	125,654,925
The Oncology Institute, Inc. (a)(c)	2,232,581	3,147,939
		199,268,814
Health Care Services - 7.1%
agilon health, Inc. (a)(b)	9,400,000	199,374,000
Cigna Group	920,000	268,732,000
CVS Health Corp.	650,000	54,301,000
LifeStance Health Group, Inc. (a)	3,816,138	19,538,627
Oak Street Health, Inc. (a)	1,000,000	35,400,000
		577,345,627
Managed Health Care - 16.0%
Alignment Healthcare, Inc. (a)	3,800,000	37,772,000
Centene Corp. (a)	3,300,000	225,720,000
Humana, Inc.	440,000	217,808,800
Molina Healthcare, Inc. (a)	190,000	52,312,700
UnitedHealth Group, Inc.	1,620,000	771,022,801
		1,304,636,301
TOTAL HEALTH CARE PROVIDERS & SERVICES		2,081,250,742
Health Care Technology - 1.9%
Health Care Technology - 1.9%
Doximity, Inc. (a)(b)	850,000	28,585,500
Evolent Health, Inc. (a)	450,000	15,754,500
Medlive Technology Co. Ltd. (f)	3,000,000	3,661,426
Phreesia, Inc. (a)	1,080,000	39,744,000
Veeva Systems, Inc. Class A (a)	400,000	66,264,000
		154,009,426
Life Sciences Tools & Services - 15.8%
Life Sciences Tools & Services - 15.8%
10X Genomics, Inc. Class B (a)(f)	500,000	23,760,000
Bruker Corp.	1,200,000	82,704,000
Danaher Corp.	1,560,000	386,146,800
IQVIA Holdings, Inc. (a)	670,000	139,674,900
Lonza Group AG	75,000	44,673,128
Olink Holding AB ADR (a)	1,156,600	27,110,704
Sartorius Stedim Biotech	60,000	19,590,719
Thermo Fisher Scientific, Inc.	900,000	487,584,000
West Pharmaceutical Services, Inc.	235,000	74,502,050
		1,285,746,301
Personal Products - 0.4%
Personal Products - 0.4%
The Beauty Health Co. (a)(b)	479,105	6,041,514
The Beauty Health Co. (a)(c)	1,800,000	22,698,000
		28,739,514
Pharmaceuticals - 14.3%
Pharmaceuticals - 14.3%
Arvinas Holding Co. LLC (a)	750,000	22,987,500
AstraZeneca PLC (United Kingdom)	1,500,000	195,417,133
Eli Lilly & Co.	1,450,000	451,269,000
Merck & Co., Inc.	1,400,000	148,736,000
Novo Nordisk A/S Series B	500,000	70,627,636
Pharvaris BV (a)	620,000	5,152,200
Royalty Pharma PLC	5,700,000	204,345,000
UCB SA	600,000	51,645,376
Ventyx Biosciences, Inc. (a)	250,000	10,812,500
Verona Pharma PLC ADR (a)	400,000	8,576,000
		1,169,568,345
Specialty Retail - 0.2%
Specialty Stores - 0.2%
Warby Parker, Inc. (a)	1,000,000	13,010,000
TOTAL COMMON STOCKS (Cost $5,503,766,184)		8,043,550,206

Preferred Stocks - 1.2%
	Shares	Value ($)
Convertible Preferred Stocks - 1.1%
Biotechnology - 0.7%
Biotechnology - 0.7%
Asimov, Inc. Series B (a)(c)(d)	101,438	5,166,237
Caris Life Sciences, Inc. Series D (a)(c)(d)	3,206,021	17,953,718
Cleerly, Inc. Series C (c)(d)	1,285,367	14,935,965
Element Biosciences, Inc. Series C (a)(c)(d)	572,265	9,413,759
ElevateBio LLC Series C (a)(c)(d)	254,900	810,582
Inscripta, Inc. Series E (a)(c)(d)	1,282,228	5,423,824
		53,704,085
Health Care Providers & Services - 0.0%
Health Care Services - 0.0%
dMed Biopharmaceutical Co. Ltd. Series C (a)(c)(d)	380,451	4,127,893

Health Care Technology - 0.3%
Health Care Technology - 0.3%
Aledade, Inc.:
Series B1(a)(c)(d)	201,220	10,733,075
Series E1(c)(d)	56,664	3,022,458
Omada Health, Inc. Series E (a)(c)(d)	2,153,073	7,708,001
Wugen, Inc. Series B (a)(c)(d)	454,342	2,421,643
		23,885,177
Pharmaceuticals - 0.1%
Pharmaceuticals - 0.1%
Aristea Therapeutics, Inc. Series B (a)(c)(d)	1,037,400	5,716,074
Galvanize Therapeutics Series B (c)(d)	3,696,429	6,246,965
		11,963,039
TOTAL CONVERTIBLE PREFERRED STOCKS		93,680,194
Nonconvertible Preferred Stocks - 0.1%
Diversified Financial Services - 0.1%
Other Diversified Financial Services - 0.1%
Thriveworks TopCo LLC Series B (a)(c)(d)(g)	473,270	7,794,757

TOTAL PREFERRED STOCKS (Cost $132,756,423)		101,474,951

Money Market Funds - 2.3%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 4.63% (h)(i) (Cost $189,952,575)	189,935,332	189,954,325

TOTAL INVESTMENT IN SECURITIES - 102.2% (Cost $5,826,475,182)	8,334,979,482
NET OTHER ASSETS (LIABILITIES) - (2.2)%	(181,515,079)
NET ASSETS - 100.0%	8,153,464,403

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $135,275,572 or 1.7% of net assets.

(d)	Level 3 security
(e)	Affiliated company
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $27,421,426 or 0.3% of net assets.

(g)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Aledade, Inc. Series B1	5/07/21	7,704,855

Aledade, Inc. Series E1	5/20/22	2,822,683

Aristea Therapeutics, Inc. Series B	10/06/20	5,719,912

Asimov, Inc. Series B	10/29/21	9,401,345

Caris Life Sciences, Inc.	10/06/22	7,954,682

Caris Life Sciences, Inc. Series D	5/11/21	25,968,770

Cleerly, Inc. Series C	7/08/22	15,142,394

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	5,403,602

Element Biosciences, Inc. Series C	6/21/21	11,763,880

ElevateBio LLC Series C	3/09/21	1,069,306

Galvanize Therapeutics Series B	3/29/22	6,399,572

Inscripta, Inc. Series E	3/30/21	11,322,073

Omada Health, Inc. Series E	12/22/21	12,908,103

The Beauty Health Co.	12/08/20	18,000,000

The Oncology Institute, Inc.	6/28/21	22,325,810

Thriveworks TopCo LLC Series B	7/23/21 - 2/25/22	13,584,368

Wugen, Inc. Series B	7/09/21	3,523,377

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	36,264,694	1,123,481,826	1,159,746,520	1,215,198	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	202,861,851	1,295,221,054	1,308,128,580	1,754,556	-	-	189,954,325	0.6%
Total	239,126,545	2,418,702,880	2,467,875,100	2,969,754	-	-	189,954,325

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Zai Lab Ltd.	26,625,199	15,386,597	4,441,986	-	(22,717,266)	9,680,408	24,532,952
Total	26,625,199	15,386,597	4,441,986	-	(22,717,266)	9,680,408	24,532,952

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	8,043,550,206	7,700,344,675	335,250,849	7,954,682

Preferred Stocks	101,474,951	-	-	101,474,951

Money Market Funds	189,954,325	189,954,325	-	-
Total Investments in Securities:	8,334,979,482	7,890,299,000	335,250,849	109,429,633

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Preferred Stocks
Beginning Balance	$99,854,613
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(22,766,495)
Cost of Purchases	24,386,833
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$101,474,951
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2023	$(22,766,495)
Other Investments in Securities
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	-
Cost of Purchases	7,954,682
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$7,954,682
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2023	$-

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Health Care Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $186,141,172) - See accompanying schedule:
Unaffiliated issuers (cost $5,600,449,554)	$8,120,492,205
Fidelity Central Funds (cost $189,952,575)	189,954,325
Other affiliated issuers (cost $36,073,053)	24,532,952

Total Investment in Securities (cost $5,826,475,182)		$8,334,979,482
Foreign currency held at value (cost $8)		8
Receivable for investments sold		41,227,458
Receivable for fund shares sold		1,146,495
Dividends receivable		5,955,720
Reclaims receivable		5,412,240
Distributions receivable from Fidelity Central Funds		227,672
Prepaid expenses		23,661
Other receivables		761,986
Total assets		8,389,734,722
Liabilities
Payable to custodian bank	$1,425,616
Payable for investments purchased	35,003,078
Payable for fund shares redeemed	4,264,695
Accrued management fee	3,706,834
Other affiliated payables	1,106,774
Other payables and accrued expenses	830,822
Collateral on securities loaned	189,932,500
Total Liabilities		236,270,319
Net Assets		$8,153,464,403
Net Assets consist of:
Paid in capital		$5,757,809,383
Total accumulated earnings (loss)		2,395,655,020
Net Assets		$8,153,464,403
Net Asset Value , offering price and redemption price per share ($8,153,464,403 ÷ 299,940,737 shares)		$27.18

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$45,809,321
Income from Fidelity Central Funds (including $1,754,556 from security lending)		2,969,754
Total Income		48,779,075
Expenses
Management fee	$44,295,591
Transfer agent fees	12,171,724
Accounting fees	1,128,857
Custodian fees and expenses	97,261
Independent trustees' fees and expenses	28,748
Registration fees	69,017
Audit	55,185
Legal	7,343
Interest	4,620
Miscellaneous	49,613
Total expenses before reductions	57,907,959
Expense reductions	(300,032)
Total expenses after reductions		57,607,927
Net Investment income (loss)		(8,828,852)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(54,216,767)
Affiliated issuers	(22,717,266)
Foreign currency transactions	(128,287)
Total net realized gain (loss)		(77,062,320)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(119,731,988)
Affiliated issuers	9,680,408
Assets and liabilities in foreign currencies	(335,389)
Total change in net unrealized appreciation (depreciation)		(110,386,969)
Net gain (loss)		(187,449,289)
Net increase (decrease) in net assets resulting from operations		$(196,278,141)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(8,828,852)	$(10,700,587)
Net realized gain (loss)	(77,062,320)	831,099,766
Change in net unrealized appreciation (depreciation)	(110,386,969)	(1,151,771,898)
Net increase (decrease) in net assets resulting from operations	(196,278,141)	(331,372,719)
Distributions to shareholders	(185,553,756)	(929,859,235)
Share transactions
Proceeds from sales of shares	519,950,859	1,043,831,682
Reinvestment of distributions	171,960,992	861,023,255
Cost of shares redeemed	(1,155,824,340)	(1,997,490,811)
Net increase (decrease) in net assets resulting from share transactions	(463,912,489)	(92,635,874)
Total increase (decrease) in net assets	(845,744,386)	(1,353,867,828)

Net Assets
Beginning of period	8,999,208,789	10,353,076,617
End of period	$8,153,464,403	$8,999,208,789

Other Information
Shares
Sold	19,098,646	32,480,198
Issued in reinvestment of distributions	5,803,593	27,447,935
Redeemed	(42,956,929)	(63,667,769)
Net increase (decrease)	(18,054,690)	(3,739,636)

Financial Highlights
Health Care Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$28.30	$32.18	$26.53	$24.48	$23.56
Income from Investment Operations
Net investment income (loss) C,D	(.03)	(.03)	- E	.04	.02
Net realized and unrealized gain (loss)	(.50)	(.92)	9.23	2.40	2.90
Total from investment operations	(.53)	(.95)	9.23	2.44	2.92
Distributions from net investment income	-	(.04) F	(.18)	(.03)	(.03)
Distributions from net realized gain	(.59)	(2.89) F	(3.40)	(.36)	(1.97)
Total distributions	(.59)	(2.93)	(3.58)	(.39)	(2.00)
Net asset value, end of period	$27.18	$28.30	$32.18	$26.53	$24.48
Total Return G	(2.05)%	(3.67)%	36.00%	9.84%	13.30%
Ratios to Average Net Assets D,H,I
Expenses before reductions	.69%	.68%	.69%	.70%	.71%
Expenses net of fee waivers, if any	.68%	.67%	.69%	.70%	.71%
Expenses net of all reductions	.68%	.67%	.69%	.70%	.71%
Net investment income (loss)	(.10)%	(.10)%	(.01)%	.16%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$8,153,464	$8,999,209	$10,353,077	$7,220,187	$7,450,707
Portfolio turnover rate J	40%	31%	52%	36% K	60% K

A For the year ended February 29.

B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Amount represents less than $.005 per share.

F The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

Health Care Services Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Health Care Services Portfolio	-0.64%	11.87%	14.63%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Services Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Health Care Services Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Justin Segalini:
For the fiscal year ending February 28, 2023, the fund returned -0.64%, trailing the -0.37% result of the MSCI US IMI Health Care Providers & Services 25/50 Index, but outperforming the broad-based S&P 500 ® index. Versus the industry index, stock selection in health care facilities hurt most, followed by an underweighting within health care distributors. The fund's biggest individual relative detractor was an overweighting in Surgery Partners, which returned roughly -36% the past year. We increased our stake in this company. Also holding back performance was our overweighting in Tenet Healthcare, which returned -45%. Tenet Healthcare was not held at period end. Avoiding Cardinal Health, an index component that gained about 45%, also hurt relative performance. Conversely, the top contributor to performance versus the industry index was stock selection in health care services. Security selection in health care technology and health care distributors also boosted the fund's relative performance. The biggest individual relative contributor was an underweight position in CVS Health (-17%), which was among our largest holdings. Also adding value was our outsized stake in Cigna Group, which gained roughly 24%. Cigna was among the fund's biggest holdings. Another notable relative contributor was an overweighting in Humana (+15%), which was one of our largest holdings. Notable changes in positioning include increased exposure to the health care distributors subindustry and a lower allocation to health care facilities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care Services Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

UnitedHealth Group, Inc.	24.6
CVS Health Corp.	8.9
Humana, Inc.	8.2
Centene Corp.	7.7
Cigna Group	4.8
Elevance Health, Inc.	4.7
Molina Healthcare, Inc.	4.4
AmerisourceBergen Corp.	4.3
McKesson Corp.	4.3
HCA Holdings, Inc.	3.5
75.4

Industries (% of Fund's net assets)

Health Care Providers & Services	96.5
Health Care Technology	2.0
Diversified Financial Services	0.1

Health Care Services Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 98.2%
	Shares	Value ($)
Health Care Providers & Services - 96.5%
Health Care Distributors & Services - 8.6%
AmerisourceBergen Corp.	475,300	73,937,668
McKesson Corp.	207,500	72,585,575
		146,523,243
Health Care Facilities - 12.1%
Acadia Healthcare Co., Inc. (a)	532,600	38,618,826
Encompass Health Corp.	446,600	25,241,832
HCA Holdings, Inc.	247,200	60,180,840
Surgery Partners, Inc. (a)	1,304,400	43,632,180
U.S. Physical Therapy, Inc. (b)	180,300	18,269,799
Universal Health Services, Inc. Class B	164,000	21,905,480
		207,848,957
Health Care Services - 24.0%
agilon health, Inc. (a)(b)	2,325,673	49,327,524
Andlauer Healthcare Group, Inc.	184,939	6,477,270
Chemed Corp.	52,200	27,226,476
Cigna Group	282,572	82,539,281
CVS Health Corp.	1,824,570	152,424,578
DaVita HealthCare Partners, Inc. (a)	99,900	8,217,774
LifeStance Health Group, Inc. (a)	3,643,950	18,657,024
Option Care Health, Inc. (a)	1,298,932	39,838,244
Privia Health Group, Inc. (a)(b)	654,800	18,288,564
Quest Diagnostics, Inc.	48,000	6,641,280
		409,638,015
Managed Health Care - 51.8%
Alignment Healthcare, Inc. (a)	828,696	8,237,238
Centene Corp. (a)	1,918,284	131,210,626
Elevance Health, Inc.	171,802	80,690,245
HealthEquity, Inc. (a)	460,900	30,036,853
Humana, Inc.	282,900	140,041,158
Molina Healthcare, Inc. (a)	271,500	74,752,095
UnitedHealth Group, Inc.	883,950	420,707,164
		885,675,379
TOTAL HEALTH CARE PROVIDERS & SERVICES		1,649,685,594
Health Care Technology - 1.7%
Health Care Technology - 1.7%
Evolent Health, Inc. (a)(b)	581,900	20,372,319
Phreesia, Inc. (a)	239,335	8,807,528
		29,179,847
TOTAL COMMON STOCKS (Cost $1,085,319,586)		1,678,865,441

Preferred Stocks - 0.4%
	Shares	Value ($)
Convertible Preferred Stocks - 0.3%
Health Care Technology - 0.3%
Health Care Technology - 0.3%
Aledade, Inc.:
Series B1(a)(c)(d)	52,232	2,786,055
Series E1(c)(d)	40,149	2,141,548
		4,927,603
Nonconvertible Preferred Stocks - 0.1%
Diversified Financial Services - 0.1%
Other Diversified Financial Services - 0.1%
Thriveworks TopCo LLC Series B (a)(c)(d)(e)	69,639	1,146,954

TOTAL PREFERRED STOCKS (Cost $6,021,044)		6,074,557

Money Market Funds - 4.8%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (f)	18,113,222	18,116,844
Fidelity Securities Lending Cash Central Fund 4.63% (f)(g)	63,164,293	63,170,610
TOTAL MONEY MARKET FUNDS (Cost $81,287,454)		81,287,454

TOTAL INVESTMENT IN SECURITIES - 103.4% (Cost $1,172,628,084)	1,766,227,452
NET OTHER ASSETS (LIABILITIES) - (3.4)%	(57,525,285)
NET ASSETS - 100.0%	1,708,702,167

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,074,557 or 0.4% of net assets.

(d)	Level 3 security
(e)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Aledade, Inc. Series B1	5/07/21	2,000,000

Aledade, Inc. Series E1	5/20/22	1,999,998

Thriveworks TopCo LLC Series B	7/23/21 - 2/25/22	1,998,863

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	1,067,186	580,484,359	563,434,701	1,076,184	-	-	18,116,844	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	47,754,630	445,979,300	430,563,320	235,417	-	-	63,170,610	0.2%
Total	48,821,816	1,026,463,659	993,998,021	1,311,601	-	-	81,287,454

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,678,865,441	1,678,865,441	-	-

Preferred Stocks	6,074,557	-	-	6,074,557

Money Market Funds	81,287,454	81,287,454	-	-
Total Investments in Securities:	1,766,227,452	1,760,152,895	-	6,074,557

Health Care Services Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $61,908,240) - See accompanying schedule:
Unaffiliated issuers (cost $1,091,340,630)	$1,684,939,998
Fidelity Central Funds (cost $81,287,454)	81,287,454

Total Investment in Securities (cost $1,172,628,084)		$1,766,227,452
Receivable for investments sold		8,761,110
Receivable for fund shares sold		1,664,275
Dividends receivable		164,686
Distributions receivable from Fidelity Central Funds		60,883
Prepaid expenses		3,156
Other receivables		81,398
Total assets		1,776,962,960
Liabilities
Payable for investments purchased	$2,292,067
Payable for fund shares redeemed	1,625,946
Accrued management fee	772,314
Other affiliated payables	289,699
Other payables and accrued expenses	113,586
Collateral on securities loaned	63,167,181
Total Liabilities		68,260,793
Net Assets		$1,708,702,167
Net Assets consist of:
Paid in capital		$1,155,599,730
Total accumulated earnings (loss)		553,102,437
Net Assets		$1,708,702,167
Net Asset Value , offering price and redemption price per share ($1,708,702,167 ÷ 13,694,715 shares)		$124.77

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$13,140,050
Income from Fidelity Central Funds (including $235,417 from security lending)		1,311,601
Total Income		14,451,651
Expenses
Management fee	$8,157,383
Transfer agent fees	2,462,813
Accounting fees	440,095
Custodian fees and expenses	11,182
Independent trustees' fees and expenses	5,168
Registration fees	135,537
Audit	39,601
Legal	1,783
Miscellaneous	7,423
Total expenses before reductions	11,260,985
Expense reductions	(54,520)
Total expenses after reductions		11,206,465
Net Investment income (loss)		3,245,186
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(18,499,864)
Foreign currency transactions	(1,200)
Total net realized gain (loss)		(18,501,064)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(28,481,279)
Assets and liabilities in foreign currencies	(180)
Total change in net unrealized appreciation (depreciation)		(28,481,459)
Net gain (loss)		(46,982,523)
Net increase (decrease) in net assets resulting from operations		$(43,737,337)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,245,186	$2,679,968
Net realized gain (loss)	(18,501,064)	122,701,804
Change in net unrealized appreciation (depreciation)	(28,481,459)	56,927,180
Net increase (decrease) in net assets resulting from operations	(43,737,337)	182,308,952
Distributions to shareholders	(70,592,721)	(87,625,390)
Share transactions
Proceeds from sales of shares	1,010,359,737	148,662,940
Reinvestment of distributions	65,526,668	81,964,453
Cost of shares redeemed	(466,886,272)	(212,192,301)
Net increase (decrease) in net assets resulting from share transactions	609,000,133	18,435,092
Total increase (decrease) in net assets	494,670,075	113,118,654

Net Assets
Beginning of period	1,214,032,092	1,100,913,438
End of period	$1,708,702,167	$1,214,032,092

Other Information
Shares
Sold	7,599,624	1,120,061
Issued in reinvestment of distributions	474,418	621,521
Redeemed	(3,577,704)	(1,608,688)
Net increase (decrease)	4,496,338	132,894

Financial Highlights
Health Care Services Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$131.98	$121.44	$94.72	$89.28	$92.21
Income from Investment Operations
Net investment income (loss) B,C	.28	.29	.06	.23	.13
Net realized and unrealized gain (loss)	(.47)	20.01	27.59	5.50	8.27
Total from investment operations	(.19)	20.30	27.65	5.73	8.40
Distributions from net investment income	(.31)	(.22) D	(.93)	(.29)	(.10)
Distributions from net realized gain	(6.71)	(9.55) D	-	-	(11.23)
Total distributions	(7.02)	(9.76) E	(.93)	(.29)	(11.33)
Net asset value, end of period	$124.77	$131.98	$121.44	$94.72	$89.28
Total Return F	(.64)%	16.85%	29.43%	6.39%	9.61%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.73%	.71%	.73%	.75%	.76%
Expenses net of fee waivers, if any	.73%	.71%	.73%	.75%	.76%
Expenses net of all reductions	.73%	.71%	.73%	.75%	.76%
Net investment income (loss)	.21%	.22%	.05%	.25%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$1,708,702	$1,214,032	$1,100,913	$1,003,206	$1,343,070
Portfolio turnover rate I	30%	35%	34%	37%	60%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Medical Technology and Devices Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Medical Technology and Devices Portfolio	-11.64%	11.79%	15.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Technology and Devices Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Medical Technology and Devices Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Eddie Yoon:
For the fiscal year ending February 28, 2023, the fund returned -11.64%, outperforming the -13.45% result of the MSCI U.S. IMI Custom Health Care Technology and Equipment 25/50 Linked Index, but underperforming the broad-based S&P 500 ® index. The top contributor to performance versus the industry index were stock picks in health care equipment. An overweighting in life sciences tools & services and security selection in health care technology also helped. The fund's biggest individual relative contributor was an outsized stake in Penumbra, which gained about 18% the past year. The company was among our biggest holdings. Also bolstering performance was our overweighting in Boston Scientific, which gained 6%. Boston Scientific was among our largest holdings. Avoiding Baxter Intl, an index component that returned -52%, also helped relative performance. The fund's foreign holdings also contributed overall despite a broadly strong U.S. dollar. In contrast, the biggest detractor from performance versus the industry index was stock selection in life sciences tools & services. Weak stock selection in specialty stores and personal products - two groups that were not part of the index - also hindered the fund's relative result. The fund's biggest individual relative detractor was an outsized stake in Tandem Diabetes Care, which returned -68% the past 12 months. Also hindering performance was our overweighting in Nevro, which returned -56%. Also hurting performance was an underweighting in Dexcom, which gained roughly 7%. We decreased our position the past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Medical Technology and Devices Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Thermo Fisher Scientific, Inc.	16.3
Danaher Corp.	11.6
Boston Scientific Corp.	11.4
Stryker Corp.	5.7
Penumbra, Inc.	5.1
Insulet Corp.	4.6
IQVIA Holdings, Inc.	4.4
Masimo Corp.	3.5
Abbott Laboratories	3.5
ResMed, Inc.	3.3
69.4

Industries (% of Fund's net assets)

Health Care Equipment & Supplies	48.2
Life Sciences Tools & Services	41.2
Biotechnology	4.6
Health Care Technology	4.2
Personal Products	0.6
Health Care Providers & Services	0.5
Textiles, Apparel & Luxury Goods	0.4
Specialty Retail	0.2
Professional Services	0.2
Pharmaceuticals	0.1

Medical Technology and Devices Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 96.9%
	Shares	Value ($)
Biotechnology - 3.2%
Biotechnology - 3.2%
Abcam PLC ADR (a)	2,800,000	40,348,000
Exact Sciences Corp. (a)	600,000	37,398,000
Natera, Inc. (a)(b)	840,000	40,782,000
Repligen Corp. (a)(b)	600,000	104,622,000
Saluda Medical Pty Ltd. warrants (a)(c)(d)	235,185	585,611
		223,735,611
Health Care Equipment & Supplies - 47.7%
Health Care Equipment - 46.8%
Abbott Laboratories	2,340,000	238,024,800
Angelalign Technology, Inc. (e)	1,000,000	13,708,054
Boston Scientific Corp. (a)	16,800,000	784,896,000
DexCom, Inc. (a)	700,000	77,707,000
Inspire Medical Systems, Inc. (a)	250,000	64,982,500
Insulet Corp. (a)(b)	1,140,000	315,050,400
Intuitive Surgical, Inc. (a)	700,000	160,573,000
iRhythm Technologies, Inc. (a)	424,559	49,962,103
Masimo Corp. (a)	1,450,000	242,599,500
Nevro Corp. (a)(f)	2,000,000	62,880,000
Novocure Ltd. (a)	800,000	61,576,000
Outset Medical, Inc. (a)	1,000,000	22,810,000
Penumbra, Inc. (a)(b)	1,342,460	349,026,175
PROCEPT BioRobotics Corp. (a)(b)	1,280,000	47,936,000
ResMed, Inc.	1,063,647	226,556,811
Shockwave Medical, Inc. (a)	210,000	39,950,400
Stryker Corp.	1,500,000	394,320,000
Tandem Diabetes Care, Inc. (a)	2,180,000	78,174,800
		3,230,733,543
Health Care Supplies - 0.9%
Nanosonics Ltd. (a)	8,500,000	25,967,211
The Cooper Companies, Inc.	118,000	38,582,460
		64,549,671
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		3,295,283,214
Health Care Providers & Services - 0.3%
Health Care Services - 0.3%
LifeStance Health Group, Inc. (a)	3,861,743	19,772,124
Health Care Technology - 3.5%
Health Care Technology - 3.5%
DNA Script (a)(c)(d)	1,220	845,492
DNA Script (a)(c)(d)	4,668	3,235,046
Doximity, Inc. (a)(b)	1,080,000	36,320,400
Evolent Health, Inc. (a)	396,500	13,881,465
Medlive Technology Co. Ltd. (e)	5,000,000	6,102,377
Phreesia, Inc. (a)	1,670,000	61,456,000
Veeva Systems, Inc. Class A (a)	700,000	115,962,000
		237,802,780
Life Sciences Tools & Services - 41.2%
Life Sciences Tools & Services - 41.2%
10X Genomics, Inc. Class B (a)(e)	392,772	18,664,525
Agilent Technologies, Inc.	500,000	70,985,000
Bio-Techne Corp.	870,000	63,196,800
Bruker Corp.	1,800,000	124,056,000
Danaher Corp.	3,240,000	801,997,200
Eurofins Scientific SA	500,000	34,904,100
IQVIA Holdings, Inc. (a)	1,475,000	307,493,250
Lonza Group AG	90,000	53,607,754
Olink Holding AB ADR (a)(b)	1,227,800	28,779,632
Pacific Biosciences of California, Inc. (a)(b)	2,000,000	18,160,000
Sartorius Stedim Biotech	160,000	52,241,918
Seer, Inc. (a)(b)	2,800,000	11,452,000
Thermo Fisher Scientific, Inc.	2,080,000	1,126,860,800
West Pharmaceutical Services, Inc.	435,000	137,908,050
		2,850,307,029
Personal Products - 0.6%
Personal Products - 0.6%
The Beauty Health Co. (a)(b)	155,239	1,957,564
The Beauty Health Co. (a)(c)	3,000,000	37,830,000
		39,787,564
Professional Services - 0.2%
Research & Consulting Services - 0.2%
Clarivate Analytics PLC (a)(b)	1,500,000	15,195,000
Specialty Retail - 0.2%
Specialty Stores - 0.2%
Warby Parker, Inc. (a)(b)	1,200,000	15,612,000
TOTAL COMMON STOCKS (Cost $4,107,275,816)		6,697,495,322

Convertible Preferred Stocks - 3.0%
	Shares	Value ($)
Biotechnology - 1.4%
Biotechnology - 1.4%
Asimov, Inc. Series B (a)(c)(d)	97,985	4,990,376
Caris Life Sciences, Inc. Series D (a)(c)(d)	2,803,935	15,702,036
Element Biosciences, Inc. Series B (a)(c)(d)	2,385,223	39,236,918
ElevateBio LLC Series C (a)(c)(d)	214,700	682,746
Inscripta, Inc. Series D (a)(c)(d)	3,938,731	16,660,832
Saluda Medical Pty Ltd. Series D (a)(c)(d)	1,567,904	18,140,649
		95,413,557
Health Care Equipment & Supplies - 0.2%
Health Care Supplies - 0.2%
Kardium, Inc. Series D6 (a)(c)(d)	13,783,189	13,645,357
Health Care Providers & Services - 0.2%
Health Care Services - 0.2%
Conformal Medical, Inc. Series C (a)(c)(d)	2,605,625	9,276,025
dMed Biopharmaceutical Co. Ltd. Series C (a)(c)(d)	309,255	3,355,417
		12,631,442
Health Care Technology - 0.7%
Health Care Technology - 0.7%
Aledade, Inc.:
Series B1 (a)(c)(d)	175,232	9,346,875
Series E1 (c)(d)	58,567	3,123,964
DNA Script:
Series B (a)(c)(d)	59	40,889
Series C (a)(c)(d)	28,249	19,577,297
Omada Health, Inc. Series E (a)(c)(d)	2,182,939	7,814,922
PrognomIQ, Inc.:
Series A5 (a)(c)(d)	833,333	1,366,666
Series B (a)(c)(d)	2,735,093	6,372,767
Series C (c)(d)	752,098	2,000,581
		49,643,961
Pharmaceuticals - 0.1%
Pharmaceuticals - 0.1%
Galvanize Therapeutics Series B (c)(d)	3,641,139	6,153,525
Textiles, Apparel & Luxury Goods - 0.4%
Textiles - 0.4%
Freenome, Inc.:
Series C (a)(c)(d)	2,268,156	17,668,935
Series D (a)(c)(d)	1,325,855	10,832,235
		28,501,170
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $198,835,399)		205,989,012

Preferred Securities - 0.3%
	Principal Amount (g)	Value ($)
Health Care Equipment & Supplies - 0.3%
Health Care Supplies - 0.3%
Kardium, Inc. 0% (c)(d)(h) (Cost $19,551,861)	19,551,861	19,043,513

Money Market Funds - 1.7%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (i)	12,566,738	12,569,252
Fidelity Securities Lending Cash Central Fund 4.63% (i)(j)	104,968,993	104,979,490
TOTAL MONEY MARKET FUNDS (Cost $117,548,742)		117,548,742

TOTAL INVESTMENT IN SECURITIES - 101.9% (Cost $4,443,211,818)	7,040,076,589
NET OTHER ASSETS (LIABILITIES) - (1.9)%	(128,591,920)
NET ASSETS - 100.0%	6,911,484,669

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $267,528,674 or 3.9% of net assets.

(d)	Level 3 security
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $38,474,956 or 0.6% of net assets.

(f)	Affiliated company
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Security is perpetual in nature with no stated maturity date.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Aledade, Inc. Series B1	5/07/21	6,709,756

Aledade, Inc. Series E1	5/20/22	2,917,480

Asimov, Inc. Series B	10/29/21	9,081,318

Caris Life Sciences, Inc. Series D	5/11/21	22,711,874

Conformal Medical, Inc. Series C	7/24/20	9,554,996

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	4,392,395

DNA Script	12/17/21	4,714,776

DNA Script Series B	12/17/21	47,244

DNA Script Series C	10/01/21	24,572,393

Element Biosciences, Inc. Series B	12/13/19	12,500,000

ElevateBio LLC Series C	3/09/21	900,667

Freenome, Inc. Series C	8/14/20	14,999,996

Freenome, Inc. Series D	11/22/21	9,999,996

Galvanize Therapeutics Series B	3/29/22	6,303,849

Inscripta, Inc. Series D	11/13/20	18,000,001

Kardium, Inc. Series D6	12/30/20	14,001,515

Kardium, Inc. 0%	12/30/20	19,551,861

Omada Health, Inc. Series E	12/22/21	13,087,156

PrognomIQ, Inc. Series A5	8/20/20	503,333

PrognomIQ, Inc. Series B	9/11/20	6,249,999

PrognomIQ, Inc. Series C	2/16/22	2,301,420

Saluda Medical Pty Ltd. Series D	1/20/22	20,000,011

Saluda Medical Pty Ltd. warrants	1/20/22	0

The Beauty Health Co.	12/08/20	30,000,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	21,433,102	1,229,311,033	1,238,174,883	1,366,847	-	-	12,569,252	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	73,452,626	1,009,017,643	977,490,779	2,117,441	-	-	104,979,490	0.3%
Total	94,885,728	2,238,328,676	2,215,665,662	3,484,288	-	-	117,548,742

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Nanosonics Ltd.	63,907,137	-	37,068,368	-	5,841,844	(6,713,402)	-
Nevro Corp.	91,776,000	63,146,247	30,147,923	-	(49,499,645)	(12,394,679)	62,880,000
Total	155,683,137	63,146,247	67,216,291	-	(43,657,801)	(19,108,081)	62,880,000

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	6,697,495,322	6,639,221,419	53,607,754	4,666,149

Convertible Preferred Stocks	205,989,012	-	-	205,989,012

Preferred Securities	19,043,513	-	-	19,043,513

Money Market Funds	117,548,742	117,548,742	-	-
Total Investments in Securities:	7,040,076,589	6,756,770,161	53,607,754	229,698,674

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Convertible Preferred Stocks
Beginning Balance	$240,783,918
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(44,016,235)
Cost of Purchases	9,221,329
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$205,989,012
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2023	$(44,016,235)
Other Investments in Securities
Beginning Balance	$25,605,694
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(1,896,032)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$23,709,662
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2023	$(1,896,032)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Medical Technology and Devices Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $103,361,313) - See accompanying schedule:
Unaffiliated issuers (cost $4,207,610,407)	$6,859,647,847
Fidelity Central Funds (cost $117,548,742)	117,548,742
Other affiliated issuers (cost $118,052,669)	62,880,000

Total Investment in Securities (cost $4,443,211,818)		$7,040,076,589
Foreign currency held at value (cost $84)		83
Receivable for investments sold		60,512,509
Receivable for fund shares sold		734,870
Dividends receivable		851,175
Distributions receivable from Fidelity Central Funds		376,931
Prepaid expenses		15,703
Other receivables		230,636
Total assets		7,102,798,496
Liabilities
Payable for investments purchased	$66,888,599
Payable for fund shares redeemed	14,995,911
Accrued management fee	3,158,294
Other affiliated payables	1,025,159
Other payables and accrued expenses	274,939
Collateral on securities loaned	104,970,925
Total Liabilities		191,313,827
Net Assets		$6,911,484,669
Net Assets consist of:
Paid in capital		$4,664,629,971
Total accumulated earnings (loss)		2,246,854,698
Net Assets		$6,911,484,669
Net Asset Value , offering price and redemption price per share ($6,911,484,669 ÷ 112,133,731 shares)		$61.64

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$19,804,120
Income from Fidelity Central Funds (including $2,117,441 from security lending)		3,484,288
Total Income		23,288,408
Expenses
Management fee	$38,848,557
Transfer agent fees	11,566,502
Accounting fees	1,086,483
Custodian fees and expenses	75,956
Independent trustees' fees and expenses	25,455
Registration fees	32,525
Audit	41,138
Legal	4,741
Interest	2,108
Miscellaneous	41,425
Total expenses before reductions	51,724,890
Expense reductions	(266,416)
Total expenses after reductions		51,458,474
Net Investment income (loss)		(28,170,066)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(202,286,083)
Affiliated issuers	(43,657,801)
Foreign currency transactions	(91,142)
Total net realized gain (loss)		(246,035,026)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(752,446,539)
Affiliated issuers	(19,108,081)
Assets and liabilities in foreign currencies	(7,069)
Total change in net unrealized appreciation (depreciation)		(771,561,689)
Net gain (loss)		(1,017,596,715)
Net increase (decrease) in net assets resulting from operations		$(1,045,766,781)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(28,170,066)	$(44,939,672)
Net realized gain (loss)	(246,035,026)	498,712,415
Change in net unrealized appreciation (depreciation)	(771,561,689)	(241,663,649)
Net increase (decrease) in net assets resulting from operations	(1,045,766,781)	212,109,094
Distributions to shareholders	(137,786,409)	(808,325,364)
Share transactions
Proceeds from sales of shares	418,873,849	1,949,163,820
Reinvestment of distributions	128,702,740	757,192,690
Cost of shares redeemed	(1,358,373,047)	(1,877,605,232)
Net increase (decrease) in net assets resulting from share transactions	(810,796,458)	828,751,278
Total increase (decrease) in net assets	(1,994,349,648)	232,535,008

Net Assets
Beginning of period	8,905,834,317	8,673,299,309
End of period	$6,911,484,669	$8,905,834,317

Other Information
Shares
Sold	6,616,291	24,345,738
Issued in reinvestment of distributions	1,786,046	9,855,790
Redeemed	(22,012,597)	(24,120,700)
Net increase (decrease)	(13,610,260)	10,080,828

Financial Highlights
Medical Technology and Devices Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$70.83	$74.99	$55.88	$52.92	$46.09
Income from Investment Operations
Net investment income (loss) B,C	(.24)	(.37)	(.24)	(.08)	(.04)
Net realized and unrealized gain (loss)	(7.84)	2.97	24.19	4.10	10.40
Total from investment operations	(8.08)	2.60	23.95	4.02	10.36
Distributions from net realized gain	(1.11)	(6.76)	(4.84)	(1.06)	(3.53)
Total distributions	(1.11)	(6.76)	(4.84)	(1.06)	(3.53)
Net asset value, end of period	$61.64	$70.83	$74.99	$55.88	$52.92
Total Return D	(11.64)%	2.95%	44.20%	7.46%	23.85%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.70%	.68%	.70%	.71%	.73%
Expenses net of fee waivers, if any	.70%	.68%	.70%	.71%	.73%
Expenses net of all reductions	.70%	.68%	.70%	.71%	.73%
Net investment income (loss)	(.38)%	(.46)%	(.36)%	(.15)%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$6,911,485	$8,905,834	$8,673,299	$6,058,766	$6,787,645
Portfolio turnover rate G	37%	32%	58%	35%	43%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Pharmaceuticals Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Pharmaceuticals Portfolio	1.60%	10.48%	10.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Pharmaceuticals Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Pharmaceuticals Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Karim Suwwan de Felipe:
For the fiscal year ending February 28, 2023, the fund gained 1.60%, outperforming the -1.60% result of the MSCI North America IMI + ADR Custom Pharmaceuticals 25/50 Linked Index, as well as the broad-based S&P 500 ® index. Versus the industry index, security selection was the primary contributor, led by the pharmaceuticals sector. The fund's largest individual relative contributor was an outsized stake in Eli Lilly, which gained roughly 25% the past year. It was the fund's largest holding. Also helping performance was an underweighting in GSK, which returned -32%. Avoiding Pfizer, an index component that returned about -11%, also helped relative performance. Conversely, the largest detractor from performance versus the industry index were stock picks in life sciences tools & services. Weak stock picks in health care equipment also hurt the fund's relative performance. Our non-index investment in Roche Holdings was the fund's biggest individual relative detractor, due to its roughly -23% result. This was among our largest holdings. Another notable relative detractor was our lighter-than-index stake in Merck (+43%). The company was among the fund's biggest holdings. Also hurting performance was an underweighting in Novo-Nordisk, which gained about 39%. The company was among the largest holdings at period end. The fund's foreign holdings also detracted overall, partly due to a broadly strong U.S. dollar.   Notable changes in positioning include increased exposure to the biotechnology subindustry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Pharmaceuticals Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Eli Lilly & Co.	14.3
AstraZeneca PLC sponsored ADR	10.9
Novo Nordisk A/S Series B sponsored ADR	8.8
Sanofi SA sponsored ADR	8.2
Merck & Co., Inc.	7.1
Royalty Pharma PLC	4.2
Roche Holding AG (participation certificate)	4.0
Gilead Sciences, Inc.	3.8
UCB SA	3.4
Merck KGaA	3.1
67.8

Industries (% of Fund's net assets)

Pharmaceuticals	74.4
Biotechnology	20.9
Health Care Providers & Services	1.9
Diversified Financial Services	0.3
Software	0.0
Food & Staples Retailing	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Pharmaceuticals Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 97.0%
	Shares	Value ($)
Biotechnology - 20.7%
Biotechnology - 20.7%
2seventy bio, Inc. (a)	183,600	2,476,764
ADC Therapeutics SA (a)(b)	419,700	1,510,920
Alnylam Pharmaceuticals, Inc. (a)	29,471	5,642,223
Apellis Pharmaceuticals, Inc. (a)	60,400	3,954,992
Arcus Biosciences, Inc. (a)	115,100	2,095,971
Argenx SE (a)	15,200	5,532,882
Argenx SE ADR (a)	11,000	4,026,220
Ascendis Pharma A/S sponsored ADR (a)	40,500	4,499,145
Avidity Biosciences, Inc. (a)	302,800	7,176,360
Biogen, Inc. (a)	61,100	16,488,446
BioInvent International AB (a)	396,505	1,096,563
Blueprint Medicines Corp. (a)	153,900	6,520,743
Cullinan Oncology, Inc. (a)	88,100	994,649
Cytokinetics, Inc. (a)	67,100	2,909,456
Galapagos NV sponsored ADR (a)	36,900	1,383,197
Generation Bio Co. (a)	387,856	1,535,910
Gilead Sciences, Inc.	356,100	28,676,733
Intellia Therapeutics, Inc. (a)	15,400	618,618
iTeos Therapeutics, Inc. (a)	116,000	2,054,360
Kalvista Pharmaceuticals, Inc. (a)	374,800	2,747,284
Leap Therapeutics, Inc. warrants 1/31/26 (a)	606,000	22,749
Legend Biotech Corp. ADR (a)	293,400	13,549,212
Moderna, Inc. (a)	15,100	2,096,031
Natera, Inc. (a)	96,000	4,660,800
Oxurion NV (a)(b)	3,128,819	41,698
PepGen, Inc.	243,600	3,719,772
Prothena Corp. PLC (a)	104,100	5,804,616
PTC Therapeutics, Inc. (a)	49,500	2,161,665
Relay Therapeutics, Inc. (a)(b)	168,000	2,713,200
Sarepta Therapeutics, Inc. (a)	101,100	12,347,343
Synlogic, Inc. (a)	520,500	364,350
uniQure B.V. (a)	150,300	3,150,288
Xencor, Inc. (a)	123,168	3,957,388
XOMA Corp. (a)(b)	53,300	1,134,224
		157,664,772
Food & Staples Retailing - 0.0%
Drug Retail - 0.0%
MedAvail Holdings, Inc. (a)	3,333	1,239
Health Care Providers & Services - 1.9%
Health Care Services - 1.9%
Cigna Group	49,500	14,458,950
Pharmaceuticals - 74.4%
Pharmaceuticals - 74.4%
Acelyrin, Inc. (c)	317,157	1,972,748
Acelyrin, Inc. rights (a)(c)	38,539	228,402
Arvinas Holding Co. LLC (a)	55,600	1,704,140
AstraZeneca PLC sponsored ADR	1,268,300	82,667,794
Axsome Therapeutics, Inc. (a)(b)	43,400	2,959,446
Bristol-Myers Squibb Co.	234,280	16,155,949
Edgewise Therapeutics, Inc. (a)	532,200	5,098,476
Eli Lilly & Co.	349,561	108,790,372
GSK PLC sponsored ADR	345,060	11,825,206
Harmony Biosciences Holdings, Inc. (a)	73,077	3,217,580
Intra-Cellular Therapies, Inc. (a)	11,200	549,136
Jazz Pharmaceuticals PLC (a)	31,600	4,436,640
Johnson & Johnson	41,550	6,367,953
Merck & Co., Inc.	508,136	53,984,369
Merck KGaA	124,300	23,579,523
Novartis AG sponsored ADR	150,096	12,626,076
Novo Nordisk A/S Series B sponsored ADR	477,800	67,365,022
Reata Pharmaceuticals, Inc. (a)	52,100	1,623,957
Roche Holding AG (participation certificate)	105,596	30,447,443
Royalty Pharma PLC	888,500	31,852,725
Sanofi SA sponsored ADR	1,329,022	62,264,681
Sosei Group Corp. (a)	181,400	2,939,065
Structure Therapeutics, Inc. ADR	98,000	2,504,880
UCB SA	302,000	25,994,839
Zoetis, Inc. Class A	29,500	4,926,500
		566,082,922
TOTAL COMMON STOCKS (Cost $579,287,424)		738,207,883

Convertible Preferred Stocks - 0.5%
	Shares	Value ($)
Biotechnology - 0.2%
Biotechnology - 0.2%
Castle Creek Biosciences, Inc.:
Series D1 (c)(d)	6,308	1,285,192
Series D2 (c)(d)	85	17,318
		1,302,510
Diversified Financial Services - 0.3%
Other Diversified Financial Services - 0.3%
Paragon Biosciences Emalex Capital, Inc.:
Series C (a)(c)(d)	158,879	1,720,660
Series D1 (c)(d)	14,400	155,952
Series D2 (c)(d)	22,477	243,426
		2,120,038
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series C (a)(c)(d)	200	44,304
Software - 0.0%
Systems Software - 0.0%
Evozyne LLC Series A (a)(c)(d)	5,900	91,981
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,635,756)		3,558,833

Money Market Funds - 3.1%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (e)	16,714,569	16,717,912
Fidelity Securities Lending Cash Central Fund 4.63% (e)(f)	7,205,438	7,206,158
TOTAL MONEY MARKET FUNDS (Cost $23,924,070)		23,924,070

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $606,847,250)	765,690,786
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(4,511,787)
NET ASSETS - 100.0%	761,178,999

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,558,833 or 0.5% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Castle Creek Biosciences, Inc. Series D1	4/19/22	1,356,409

Castle Creek Biosciences, Inc. Series D2	6/28/21	14,700

Castle Creek Pharmaceutical Holdings, Inc. Series C	12/09/19	82,370

Evozyne LLC Series A	4/09/21	132,573

Paragon Biosciences Emalex Capital, Inc. Series C	2/26/21	1,700,005

Paragon Biosciences Emalex Capital, Inc. Series D1	10/21/22	155,952

Paragon Biosciences Emalex Capital, Inc. Series D2	5/18/22	193,747

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	10,726,575	345,673,519	339,682,182	260,885	-	-	16,717,912	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	7,039,136	316,048,806	315,881,784	70,984	-	-	7,206,158	0.0%
Total	17,765,711	661,722,325	655,563,966	331,869	-	-	23,924,070

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Oxurion NV	-	4,984,659	-	-	-	(4,942,961)	-
Total	-	4,984,659	-	-	-	(4,942,961)	-

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	738,207,883	700,003,659	36,003,074	2,201,150

Convertible Preferred Stocks	3,558,833	-	-	3,558,833

Money Market Funds	23,924,070	23,924,070	-	-
Total Investments in Securities:	765,690,786	723,927,729	36,003,074	5,759,983

Pharmaceuticals Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $6,996,498) - See accompanying schedule:
Unaffiliated issuers (cost $582,923,180)	$741,766,716
Fidelity Central Funds (cost $23,924,070)	23,924,070

Total Investment in Securities (cost $606,847,250)		$765,690,786
Cash		159,847
Foreign currency held at value (cost $412)		407
Receivable for investments sold		1,230,882
Receivable for fund shares sold		248,073
Dividends receivable		2,043,399
Reclaims receivable		1,581,798
Distributions receivable from Fidelity Central Funds		20,089
Prepaid expenses		2,521
Other receivables		152,095
Total assets		771,129,897
Liabilities
Payable for investments purchased	$1,626,236
Payable for fund shares redeemed	392,504
Accrued management fee	346,935
Other affiliated payables	140,229
Other payables and accrued expenses	239,544
Collateral on securities loaned	7,205,450
Total Liabilities		9,950,898
Net Assets		$761,178,999
Net Assets consist of:
Paid in capital		$568,675,833
Total accumulated earnings (loss)		192,503,166
Net Assets		$761,178,999
Net Asset Value , offering price and redemption price per share ($761,178,999 ÷ 34,967,627 shares)		$21.77

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$15,133,055
Foreign Tax Reclaims		1,005,089
Interest		64
Income from Fidelity Central Funds (including $70,984 from security lending)		331,869
Income before foreign taxes withheld		$16,470,077
Less foreign taxes withheld		(1,896,569)
Total Income		14,573,508
Expenses
Management fee	$4,390,775
Transfer agent fees	1,461,483
Accounting fees	264,946
Custodian fees and expenses	126,989
Independent trustees' fees and expenses	2,865
Registration fees	42,492
Audit	55,353
Legal	5,429
Interest	3,363
Miscellaneous	4,916
Total expenses before reductions	6,358,611
Expense reductions	(29,167)
Total expenses after reductions		6,329,444
Net Investment income (loss)		8,244,064
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	67,953,495
Foreign currency transactions	71,322
Total net realized gain (loss)		68,024,817
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(55,955,025)
Affiliated issuers	(4,942,961)
Assets and liabilities in foreign currencies	(71,565)
Total change in net unrealized appreciation (depreciation)		(60,969,551)
Net gain (loss)		7,055,266
Net increase (decrease) in net assets resulting from operations		$15,299,330
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,244,064	$9,312,735
Net realized gain (loss)	68,024,817	66,607,987
Change in net unrealized appreciation (depreciation)	(60,969,551)	(29,793,616)
Net increase (decrease) in net assets resulting from operations	15,299,330	46,127,106
Distributions to shareholders	(41,990,940)	(87,692,898)
Share transactions
Proceeds from sales of shares	164,880,948	223,427,519
Reinvestment of distributions	39,396,332	83,261,883
Cost of shares redeemed	(351,154,587)	(163,755,378)
Net increase (decrease) in net assets resulting from share transactions	(146,877,307)	142,934,024
Total increase (decrease) in net assets	(173,568,917)	101,368,232

Net Assets
Beginning of period	934,747,916	833,379,684
End of period	$761,178,999	$934,747,916

Other Information
Shares
Sold	7,124,169	9,855,327
Issued in reinvestment of distributions	1,698,146	3,596,826
Redeemed	(15,341,002)	(6,801,557)
Net increase (decrease)	(6,518,687)	6,650,596

Financial Highlights
Pharmaceuticals Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$22.53	$23.92	$21.71	$21.07	$18.82
Income from Investment Operations
Net investment income (loss) B,C	.23	.27	.27	.29	.29
Net realized and unrealized gain (loss)	.19	.97	4.04	2.29	2.34
Total from investment operations	.42	1.24	4.31	2.58	2.63
Distributions from net investment income	(.30)	(.28)	(.31)	(.31)	(.28)
Distributions from net realized gain	(.88)	(2.35)	(1.79)	(1.64)	(.10)
Total distributions	(1.18)	(2.63)	(2.10)	(1.94) D	(.38)
Net asset value, end of period	$21.77	$22.53	$23.92	$21.71	$21.07
Total Return E	1.60%	5.15%	20.46%	12.06%	14.15%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.76%	.75%	.77%	.78%	.80%
Expenses net of fee waivers, if any	.76%	.75%	.77%	.78%	.79%
Expenses net of all reductions	.76%	.75%	.76%	.77%	.79%
Net investment income (loss)	.99%	1.10%	1.13%	1.36%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$761,179	$934,748	$833,380	$764,285	$747,604
Portfolio turnover rate H	45%	29%	32%	52%	55%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.
Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio, and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust).   The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Biotechnology Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$171,404,837	Market comparable	Enterprise value/Revenue multiple (EV/R)	18.0	Increase
		Recovery value	Recovery value	$0.00 - $5.51 / $5.50	Increase
		Market Approach	Transaction price	$2.42 - $105.86 / $46.47	Increase
			Discount rate	4.7% - 40.0% / 32.0%	Decrease
			Parity Price	$0.00	Increase
		Discounted cash flow	Discount rate	4.9% - 14.1% / 10.5%	Decrease
			Probability rate	0.0% - 90.0% / 39.0%	Increase
			Term	0.1 - 7.8 / 4.3	Increase
		Black scholes	Discount rate	4.2% - 4.4% / 4.4%	Increase
			Volatility	80.0% - 85.0% / 82.8%	Increase
			Term	2.0 - 3.0 / 3.0	Increase

Health Care Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$ 109,429,633	Market comparable	Enterprise value/Revenue multiple (EV/R)	3.6 - 18.0/6.7	Increase
		Recovery Value	Recovery Value	$5.51	Increase
		Market Approach	Transaction price Discount rate	$7.75 - $20.56 / $13.55 20.0%-50.0% / 31.0%	Increase Decrease
		Black scholes	Discount rate	4.3%-4.9% / 4.5%	Increase
			Term	1.5-4.0/3.2	Increase
			Volatility	45.0%-90.0% / 52.3%	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Medical Technology and Devices Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$210,655,161	Market Comparable	Enterprise value/Revenue multiple (EV/R)	3.6% - 18.0 / 6.4	Increase
		Market approach	Transaction price	$1.02 - $20.56 / $11.75	Increase
			Discount rate	15.0% - 50.0% / 23.6%	Decrease
		Discounted cash flow	Weighted average cost of capital (WACC)	28.3%	Decrease
			Exit multiple	2.0	Increase
		Black scholes	Discount rate	4.3% - 4.9% /4.6%	Increase
			Volatility	55.0% - 80.0% /67.3%	Increase
			Term	1.5 - 4.0 / 2.5	Increase
Preferred Securities	$19,043,513	Market approach	Transaction price	$100.00	Increase
		Black scholes	Discount rate	4.4%	Increase
			Volatility	70.0%	Increase
			Term	3.0	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023, as well as a roll forward of Level 3 investments, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends or foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Biotechnology Portfolio	$1,065,322
Health Care Portfolio	702,098
Health Care Services Portfolio	79,036
Medical Technology and Devices Portfolio	230,636
Pharmaceuticals Portfolio	144,281

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), deferred Trustee compensation, capital loss carryforwards, partnerships, net operating losses and   losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Biotechnology Portfolio	$4,168,288,756	$1,702,606,798	$(546,308,089)	$1,156,298,709)
Health Care Portfolio	5,843,402,990	2,997,884,694	(506,308,202)	2,491,576,492
Health Care Services Portfolio	1,188,870,647	654,128,922	(76,772,117)	577,356,805
Medical Technology and Devices Portfolio	4,456,431,098	2,844,407,593	(260,762,102)	2,583,645,491
Pharmaceuticals Portfolio	608,145,883	208,618,302	(51,073,399)	157,544,903

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Biotechnology Portfolio	$-	$(648,368,714)	$1,156,284,868
Health Care Portfolio	-	(82,842,812)	2,491,637,226
Health Care Services Portfolio	-	-	577,354,880
Medical Technology and Devices Portfolio	-	(330,894,459)	2,583,640,172
Pharmaceuticals Portfolio	35,641,716	-	157,539,749

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Biotechnology Portfolio	$(486,419,734)	$(161,948,980)	$(648,368,714)
Health Care Portfolio	(82,842,812)	-	(82,842,812)
Medical Technology and Devices Portfolio	(323,788,266)	(7,106,193)	(330,894,459)

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2022 to February 28, 2023 and ordinary losses recognized during the period of January 1, 2023 to February 28, 2023. Loss deferrals were as follows:

	Capital Losses	Ordinary Losses
Biotechnology Portfolio	$-	$(2,587,831)
Health Care Portfolio	-	(12,417,992)
Health Care Services Portfolio	(23,317,441)	(854,077)
Medical Technology and Devices Portfolio	-	(5,653,348)
Pharmaceuticals Portfolio	-	(529,772)

The tax character of distributions paid was as follows:

February 28, 2023
	Ordinary Income	Long-term Capital Gains	Total
Health Care Portfolio	-	185,553,756	185,553,756
Health Care Services Portfolio	6,851,701	63,741,020	70,592,721
Medical Technology and Devices Portfolio	-	137,786,409	137,786,409
Pharmaceuticals Portfolio	10,747,779	31,243,161	41,990,940

February 28, 2022
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$44,710,367	$906,920,364	$951,630,731
Health Care Portfolio	30,213,050	899,646,185	929,859,235
Health Care Services Portfolio	2,649,600	84,975,790	87,625,390
Medical Technology and Devices Portfolio	80,106,652	728,218,712	808,325,364
Pharmaceuticals Portfolio	14,327,993	73,364,905	87,692,898

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Biotechnology Portfolio	79,959,659	1.61
Health Care Portfolio	7,794,757.10
Health Care Services Portfolio	1,146,954.07

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	2,560,920,434	2,902,731,897
Health Care Portfolio	3,354,725,863	3,936,409,570
Health Care Services Portfolio	990,960,891	452,917,413
Medical Technology and Devices Portfolio	2,735,274,233	3,629,714,765
Pharmaceuticals Portfolio	372,188,874	556,621,213
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.23%	.53%
Health Care Portfolio	.30%	.23%	.53%
Health Care Services Portfolio	.30%	.23%	.53%
Medical Technology and Devices Portfolio	.30%	.23%	.53%
Pharmaceuticals Portfolio	.30%	.23%	.53%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.16%
Health Care Portfolio	.14%
Health Care Services Portfolio	.16%
Medical Technology and Devices Portfolio	.16%
Pharmaceuticals Portfolio	.18%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Biotechnology Portfolio	.02
Health Care Portfolio	.01
Health Care Services Portfolio	.03
Medical Technology and Devices Portfolio	.01
Pharmaceuticals Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$181,009
Health Care Portfolio	71,796
Health Care Services Portfolio	17,269
Medical Technology and Devices Portfolio	54,685
Pharmaceuticals Portfolio	10,984

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Health Care Portfolio	Borrower	$6,682,938	1.56%	$4,620
Medical Technology and Devices Portfolio	Borrower	$8,557,857	1.27%	$2,108
Pharmaceuticals Portfolio	Borrower	$13,288,500	2.28%	$3,363

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Biotechnology Portfolio	133,000,609	166,195,767	(10,338,109)
Health Care Portfolio	225,043,889	352,657,619	61,499,881
Health Care Services Portfolio	101,703,304	75,854,331	16,713,553
Medical Technology and Devices Portfolio	124,184,811	173,350,227	47,346
Pharmaceuticals Portfolio	41,271,572	51,407,690	5,208,222
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Biotechnology Portfolio	$9,236
Health Care Portfolio	15,190
Health Care Services Portfolio	2,581
Medical Technology and Devices Portfolio	13,710
Pharmaceuticals Portfolio	1,500
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Biotechnology Portfolio	$739,889	$101,109	$492,191
Health Care Portfolio	$183,363	$50,233	$-
Health Care Services Portfolio	$24,291	$8,760	$-
Medical Technology and Devices Portfolio	$222,443	$13,812	$-
Pharmaceuticals Portfolio	$7,328	$6,855	$821,408
8. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Biotechnology Portfolio	$4,661
Health Care Portfolio	2,216
Health Care Services Portfolio	909
Medical Technology and Devices Portfolio	1,917

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Biotechnology Portfolio	$181,190
Health Care Portfolio	297,816
Health Care Services Portfolio	53,611
Medical Technology and Devices Portfolio	264,499
Pharmaceuticals Portfolio	29,167
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio and Pharmaceuticals Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio, and Pharmaceuticals Portfolio (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2023, the related statements of operations for the year ended February 28, 2023, the statements of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2023 and each of the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodians, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023

Biotechnology Portfolio	.71%
Actual		$ 1,000	$ 1,008.20	$ 3.54
Hypothetical- B		$ 1,000	$ 1,021.27	$ 3.56

Health Care Portfolio	.69%
Actual		$ 1,000	$ 1,019.90	$ 3.46
Hypothetical- B		$ 1,000	$ 1,021.37	$ 3.46

Health Care Services Portfolio	.73%
Actual		$ 1,000	$ 945.70	$ 3.52
Hypothetical- B		$ 1,000	$ 1,021.17	$ 3.66

Medical Technology and Devices Portfolio	.70%
Actual		$ 1,000	$ 1,038.90	$ 3.54
Hypothetical- B		$ 1,000	$ 1,021.32	$ 3.51

Pharmaceuticals Portfolio	.77%
Actual		$ 1,000	$ 1,027.50	$ 3.87
Hypothetical- B		$ 1,000	$ 1,020.98	$ 3.86

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2023, or, if subsequently determined to be different, the net capital gain of such year.

Health Care Services Portfolio	$8,714,096
Pharmaceuticals Portfolio	$66,573,883
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Health Care Services Portfolio
April 2022 December 2022	100% 100%
Pharmaceuticals Portfolio
April 2022 December 2022	62% 54%
A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Health Care Services Portfolio
April 2022 December 2022	100% 100%
Pharmaceuticals Portfolio
April 2022 December 2022	100% 100%
The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

April, 2022
Health Care Services Portfolio	100%
The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends:

Pharmaceuticals Portfolio	$81,637

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.813640.118
SELHC-ANN-0423
Fidelity® Select Portfolios®
Financials Sector

Banking Portfolio
Brokerage and Investment Management Portfolio
Financial Services Portfolio
FinTech Portfolio
Insurance Portfolio
(Financial Services Portfolio to be renamed Financials Portfolio effective April 28, 2023)

Annual Report
February 28, 2023

Contents

Banking Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Brokerage and Investment Management Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Financial Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
FinTech Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Insurance Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Banking Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Banking Portfolio	-11.27%	3.88%	9.81%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Banking Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Banking Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Matthew Reed:
For the fiscal year, the fund returned -11.27%, outperforming the -12.37% result of the MSCI US IMI Banks 5% Capped Linked Index, but underperforming the broad-based S&P 500 ® index. The top contributor to performance versus the industry index was an overweighting in diversified banks. Stock selection and an underweighting in regional banks and stock picks in thrifts & mortgage finance also helped. Not owning SVB Financial Group, an index component that returned roughly -52%, was the largest individual relative contributor. The fund's non-index position in State Street gained approximately 7% and helped. Another notable relative contributor was an outsized stake in M&T Bank (-13%), which was one of our largest holdings. Conversely, the primary detractor from performance versus the industry index was stock picks in diversified banks. The fund's biggest individual relative detractor was an overweighting in Signature Bank, which returned -66% the past year. Also holding back performance was our outsized stake in PacWest Bancorp, which returned -42%. Avoiding Regions Financial, an index component that returned about 0%, also hurt relative performance. Notable changes in positioning include increased exposure to the diversified banks subindustry and a lower allocation to thrifts & mortgage finance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Banking Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Wells Fargo & Co.	9.0
Bank of America Corp.	6.9
U.S. Bancorp	6.7
JPMorgan Chase & Co.	5.4
Citigroup, Inc.	5.1
Truist Financial Corp.	4.4
M&T Bank Corp.	4.1
KeyCorp	3.4
East West Bancorp, Inc.	3.1
Essent Group Ltd.	3.1
51.2

Industries (% of Fund's net assets)

Banks	87.9
Thrifts & Mortgage Finance	6.3
Consumer Finance	2.8
Capital Markets	1.9
IT Services	0.6
Diversified Financial Services	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Banking Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
Banks - 87.9%
Diversified Banks - 33.1%
Bank of America Corp.	863,376	29,613,797
Citigroup, Inc.	434,000	21,999,460
JPMorgan Chase & Co.	160,500	23,007,675
U.S. Bancorp	606,800	28,962,564
Wells Fargo & Co.	821,992	38,444,566
		142,028,062
Regional Banks - 54.8%
1st Source Corp.	102,881	5,125,531
American National Bankshares, Inc.	131,886	4,437,964
Associated Banc-Corp.	489,100	11,322,665
BankUnited, Inc.	97,369	3,448,810
Cadence Bank	375,539	9,974,316
Comerica, Inc.	155,900	10,928,590
Community Trust Bancorp, Inc.	112,676	4,816,899
ConnectOne Bancorp, Inc.	103,300	2,505,025
East West Bancorp, Inc.	175,300	13,359,613
Eastern Bankshares, Inc.	127,200	1,994,496
First Citizens Bancshares, Inc.	14,000	10,272,640
First Hawaiian, Inc.	246,800	6,749,980
First Interstate Bancsystem, Inc.	286,234	10,172,756
Heartland Financial U.S.A., Inc.	179,100	8,854,704
Independent Bank Group, Inc.	47,000	2,766,420
KeyCorp	789,700	14,443,613
M&T Bank Corp.	112,560	17,479,442
Old National Bancorp, Indiana	203,454	3,595,032
PacWest Bancorp	275,336	7,640,574
PNC Financial Services Group, Inc.	19,800	3,126,816
Popular, Inc.	169,900	12,130,860
Preferred Bank, Los Angeles (a)	69,295	4,878,368
Sierra Bancorp	135,100	2,730,371
Signature Bank	63,590	7,316,030
Trico Bancshares	96,087	4,853,354
Truist Financial Corp.	406,200	19,071,090
UMB Financial Corp.	103,466	9,380,228
Univest Corp. of Pennsylvania	194,500	5,484,900
Wintrust Financial Corp.	95,300	8,779,989
Zions Bancorp NA	159,450	8,071,359
		235,712,435
TOTAL BANKS		377,740,497
Capital Markets - 1.9%
Asset Management & Custody Banks - 1.9%
Phoenix Vega Mezz PLC	330,200	16,415
State Street Corp.	95,300	8,451,204
		8,467,619
Consumer Finance - 2.8%
Consumer Finance - 2.8%
Capital One Financial Corp.	55,200	6,021,216
OneMain Holdings, Inc. (a)	143,900	6,200,651
		12,221,867
Diversified Financial Services - 0.0%
Other Diversified Financial Services - 0.0%
Sunrisemezz Ltd. (b)	47,171	6,421
Thrifts & Mortgage Finance - 6.3%
Thrifts & Mortgage Finance - 6.3%
Essent Group Ltd.	308,229	13,238,436
NMI Holdings, Inc. (b)	394,502	9,207,677
Radian Group, Inc.	162,236	3,463,739
Southern Missouri Bancorp, Inc. (a)	23,700	1,096,836
		27,006,688
TOTAL COMMON STOCKS (Cost $350,739,427)		425,443,092

Convertible Bonds - 0.6%
	Principal Amount (c)	Value ($)
IT Services - 0.6%
Data Processing & Outsourced Services - 0.6%
Affirm Holdings, Inc. 0% 11/15/26 (Cost $2,291,212)	3,658,000	2,439,520

Money Market Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (d)	1,486,764	1,487,061
Fidelity Securities Lending Cash Central Fund 4.63% (d)(e)	4,036,789	4,037,193
TOTAL MONEY MARKET FUNDS (Cost $5,524,254)		5,524,254

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $358,554,893)	433,406,866
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(3,522,827)
NET ASSETS - 100.0%	429,884,039

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	70,784	65,907,156	64,490,879	11,824	-	-	1,487,061	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	39,878,125	291,681,674	327,522,606	14,953	-	-	4,037,193	0.0%
Total	39,948,909	357,588,830	392,013,485	26,777	-	-	5,524,254

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	425,443,092	425,443,092	-	-

Convertible Bonds	2,439,520	-	2,439,520	-

Money Market Funds	5,524,254	5,524,254	-	-
Total Investments in Securities:	433,406,866	430,967,346	2,439,520	-

Banking Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $3,913,304) - See accompanying schedule:
Unaffiliated issuers (cost $353,030,639)	$427,882,612
Fidelity Central Funds (cost $5,524,254)	5,524,254

Total Investment in Securities (cost $358,554,893)		$433,406,866
Receivable for investments sold		40,282
Receivable for fund shares sold		27,710
Dividends receivable		881,831
Distributions receivable from Fidelity Central Funds		1,081
Prepaid expenses		2,436
Total assets		434,360,206
Liabilities
Payable for fund shares redeemed	$138,213
Accrued management fee	193,670
Other affiliated payables	72,244
Other payables and accrued expenses	34,847
Collateral on securities loaned	4,037,193
Total Liabilities		4,476,167
Net Assets		$429,884,039
Net Assets consist of:
Paid in capital		$345,505,777
Total accumulated earnings (loss)		84,378,262
Net Assets		$429,884,039
Net Asset Value , offering price and redemption price per share ($429,884,039 ÷ 16,383,289 shares)		$26.24

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$14,770,963
Interest		200,713
Income from Fidelity Central Funds (including $14,953 from security lending)		26,777
Total Income		14,998,453
Expenses
Management fee	$2,593,092
Transfer agent fees	804,025
Accounting fees	176,905
Custodian fees and expenses	18,106
Independent trustees' fees and expenses	1,734
Registration fees	43,908
Audit	42,588
Legal	878
Interest	3,052
Miscellaneous	3,585
Total expenses before reductions	3,687,873
Expense reductions	(17,651)
Total expenses after reductions		3,670,222
Net Investment income (loss)		11,328,231
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	20,549,485
Foreign currency transactions	481
Total net realized gain (loss)		20,549,966
Change in net unrealized appreciation (depreciation) on investment securities		(115,880,770)
Net gain (loss)		(95,330,804)
Net increase (decrease) in net assets resulting from operations		$(84,002,573)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,328,231	$12,596,370
Net realized gain (loss)	20,549,966	29,218,859
Change in net unrealized appreciation (depreciation)	(115,880,770)	75,273,957
Net increase (decrease) in net assets resulting from operations	(84,002,573)	117,089,186
Distributions to shareholders	(27,365,238)	(20,298,948)
Share transactions
Proceeds from sales of shares	86,486,325	519,785,682
Reinvestment of distributions	25,505,449	19,052,468
Cost of shares redeemed	(287,573,573)	(456,654,461)
Net increase (decrease) in net assets resulting from share transactions	(175,581,799)	82,183,689
Total increase (decrease) in net assets	(286,949,610)	178,973,927

Net Assets
Beginning of period	716,833,649	537,859,722
End of period	$429,884,039	$716,833,649

Other Information
Shares
Sold	3,179,002	17,252,319
Issued in reinvestment of distributions	1,010,981	659,756
Redeemed	(10,660,796)	(15,503,674)
Net increase (decrease)	(6,470,813)	2,408,401

Financial Highlights
Banking Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$31.37	$26.31	$23.37	$26.42	$36.82
Income from Investment Operations
Net investment income (loss) B,C	.61	.58	.54	.58	.49
Net realized and unrealized gain (loss)	(4.24)	5.48	4.32	(1.96)	(3.62)
Total from investment operations	(3.63)	6.06	4.86	(1.38)	(3.13)
Distributions from net investment income	(.67)	(.54)	(.55)	(.53)	(.54)
Distributions from net realized gain	(.83)	(.46)	(1.37)	(1.14)	(6.73)
Total distributions	(1.50)	(1.00)	(1.92)	(1.67)	(7.27)
Net asset value, end of period	$26.24	$31.37	$26.31	$23.37	$26.42
Total Return D	(11.27)%	23.37%	25.90%	(6.05)%	(6.57)%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.75%	.73%	.79%	.77%	.77%
Expenses net of fee waivers, if any	.74%	.73%	.79%	.77%	.77%
Expenses net of all reductions	.74%	.73%	.79%	.77%	.76%
Net investment income (loss)	2.29%	1.93%	2.84%	2.21%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$429,884	$716,834	$537,860	$361,696	$514,650
Portfolio turnover rate G	21%	34%	32%	31%	44%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Brokerage and Investment Management Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Brokerage and Investment Management Portfolio	-2.98%	10.64%	11.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Brokerage and Investment Management Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Brokerage and Investment Management Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Charles Ackerman:
For the fiscal year ending February 28, 2023, the fund returned -2.98%, outperforming the -4.33% result of the MSCI US IMI Capital Markets 5% Capped Linked Index, as well as the broad-based S&P 500 ® index. Versus the industry index, security selection was the primary contributor, led by the investment banking & brokerage sector. The fund's largest individual relative contributor was an overweighting in LPL Financial Holdings, which gained 38% the past 12 months. We decreased our investment in this company. Also adding value was our outsized stake in Ameriprise Financial, which gained 16%. Ameriprise Financial was among the fund's biggest holdings. Another key contributor was our out-of-index position in Apollo Global Management (+11%). We trimmed our stake. In contrast, the biggest detractor from performance versus the industry index was security selection in data processing & outsourced services. An underweighting in the outperforming investment banking & brokerage group and stock selection in diversified banks also modestly hindered the fund's relative performance. An underweighting in Jefferies Financial Group was the fund's largest individual relative detractor given the stock's 51% gain the past year. Also holding back performance was an underweighting in Federated Hermes, which gained about 24%. Federated Hermes was not held at period end. Also hampering performance was an underweighting in Goldman Sachs Group, which gained 6%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Brokerage and Investment Management Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Ameriprise Financial, Inc.	6.1
Morgan Stanley	5.9
BlackRock, Inc. Class A	5.4
S&P Global, Inc.	5.3
Charles Schwab Corp.	5.3
LPL Financial	5.0
Intercontinental Exchange, Inc.	4.7
Bank of New York Mellon Corp.	4.4
KKR & Co. LP	4.1
MSCI, Inc.	3.5
49.7

Industries (% of Fund's net assets)

Capital Markets	94.3
Diversified Financial Services	2.9
Banks	0.6
IT Services	0.2

Brokerage and Investment Management Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 98.0%
	Shares	Value ($)
Banks - 0.6%
Diversified Banks - 0.6%
Wells Fargo & Co.	98,300	4,597,491
Capital Markets - 94.3%
Asset Management & Custody Banks - 40.7%
Affiliated Managers Group, Inc.	40,400	6,440,164
Ameriprise Financial, Inc.	144,100	49,407,567
Ares Management Corp.	347,400	28,010,862
Artisan Partners Asset Management, Inc.	46,500	1,533,105
Avantax, Inc. (a)	18,600	531,774
Bank of New York Mellon Corp.	710,600	36,155,328
BlackRock, Inc. Class A	63,600	43,847,748
Blackstone, Inc. (b)	211,500	19,204,200
Blue Owl Capital, Inc. Class A (b)	806,100	9,947,274
Bridge Investment Group Holdings, Inc.	93,500	1,270,665
Carlyle Group LP	353,900	12,174,160
Cohen & Steers, Inc.	16,128	1,167,022
Focus Financial Partners, Inc. Class A (a)	9,000	466,740
Franklin Resources, Inc. (b)	275,300	8,113,091
Invesco Ltd. (b)	345,100	6,094,466
Janus Henderson Group PLC (b)	135,600	3,723,576
KKR & Co. LP	591,800	33,347,930
Northern Trust Corp.	104,200	9,927,134
P10, Inc.	143,400	1,544,418
Patria Investments Ltd.	432,372	6,857,420
Petershill Partners PLC (c)	425,200	855,147
State Street Corp.	299,200	26,533,056
T. Rowe Price Group, Inc.	150,700	16,920,596
Virtus Investment Partners, Inc.	32,300	6,796,889
		330,870,332
Financial Exchanges & Data - 26.7%
Cboe Global Markets, Inc.	88,938	11,221,307
CME Group, Inc.	139,800	25,913,328
Coinbase Global, Inc. (a)(b)	79,000	5,121,570
FactSet Research Systems, Inc.	1,500	621,825
Intercontinental Exchange, Inc.	379,400	38,622,920
MarketAxess Holdings, Inc.	23,800	8,126,510
Moody's Corp.	77,200	22,399,580
MSCI, Inc.	54,100	28,248,315
NASDAQ, Inc.	463,100	25,961,386
Open Lending Corp. (a)	208,400	1,475,472
S&P Global, Inc.	127,300	43,434,760
Tradeweb Markets, Inc. Class A	86,800	6,153,252
		217,300,225
Investment Banking & Brokerage - 26.9%
BGC Partners, Inc. Class A	386,500	1,878,390
Charles Schwab Corp.	555,061	43,250,353
Goldman Sachs Group, Inc.	79,600	27,991,340
Interactive Brokers Group, Inc.	100,000	8,611,000
Jefferies Financial Group, Inc.	11,100	419,469
LPL Financial	164,300	41,002,708
Moelis & Co. Class A (b)	95,500	4,090,265
Morgan Stanley	492,516	47,527,794
Piper Jaffray Companies (b)	3,300	498,267
PJT Partners, Inc.	145,412	11,470,099
Raymond James Financial, Inc. (b)	216,000	23,427,360
Robinhood Markets, Inc. (a)(b)	322,700	3,249,589
Virtu Financial, Inc. Class A	270,400	4,969,952
		218,386,586
TOTAL CAPITAL MARKETS		766,557,143
Diversified Financial Services - 2.9%
Other Diversified Financial Services - 2.9%
Apollo Global Management, Inc.	333,900	23,673,510
IT Services - 0.2%
Data Processing & Outsourced Services - 0.2%
PayPal Holdings, Inc. (a)	21,900	1,611,840
TOTAL COMMON STOCKS (Cost $584,224,005)		796,439,984

Money Market Funds - 6.8%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (d)	16,323,202	16,326,467
Fidelity Securities Lending Cash Central Fund 4.63% (d)(e)	38,915,333	38,919,225
TOTAL MONEY MARKET FUNDS (Cost $55,245,692)		55,245,692

TOTAL INVESTMENT IN SECURITIES - 104.8% (Cost $639,469,697)	851,685,676
NET OTHER ASSETS (LIABILITIES) - (4.8)%	(38,712,731)
NET ASSETS - 100.0%	812,972,945

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $855,147 or 0.1% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	8,617,943	90,194,816	82,486,292	130,279	-	-	16,326,467	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	47,542,900	621,049,140	629,672,815	129,568	-	-	38,919,225	0.1%
Total	56,160,843	711,243,956	712,159,107	259,847	-	-	55,245,692

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	796,439,984	796,439,984	-	-

Money Market Funds	55,245,692	55,245,692	-	-
Total Investments in Securities:	851,685,676	851,685,676	-	-

Brokerage and Investment Management Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $38,510,858) - See accompanying schedule:
Unaffiliated issuers (cost $584,224,005)	$796,439,984
Fidelity Central Funds (cost $55,245,692)	55,245,692

Total Investment in Securities (cost $639,469,697)		$851,685,676
Receivable for fund shares sold		392,250
Dividends receivable		918,328
Distributions receivable from Fidelity Central Funds		72,094
Prepaid expenses		1,821
Other receivables		50,189
Total assets		853,120,358
Liabilities
Payable for fund shares redeemed	$636,515
Accrued management fee	365,831
Other affiliated payables	141,350
Other payables and accrued expenses	84,492
Collateral on securities loaned	38,919,225
Total Liabilities		40,147,413
Net Assets		$812,972,945
Net Assets consist of:
Paid in capital		$676,147,635
Total accumulated earnings (loss)		136,825,310
Net Assets		$812,972,945
Net Asset Value , offering price and redemption price per share ($812,972,945 ÷ 7,067,000 shares)		$115.04

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$18,398,630
Income from Fidelity Central Funds (including $129,568 from security lending)		259,847
Total Income		18,658,477
Expenses
Management fee	$4,728,555
Transfer agent fees	1,580,638
Accounting fees	281,702
Custodian fees and expenses	13,961
Independent trustees' fees and expenses	3,140
Registration fees	57,329
Audit	40,842
Legal	729
Interest	18,216
Miscellaneous	4,499
Total expenses before reductions	6,729,611
Expense reductions	(32,083)
Total expenses after reductions		6,697,528
Net Investment income (loss)		11,960,949
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(74,755,629)
Foreign currency transactions	1,000
Total net realized gain (loss)		(74,754,629)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(8,919,201)
Assets and liabilities in foreign currencies	(1,534)
Total change in net unrealized appreciation (depreciation)		(8,920,735)
Net gain (loss)		(83,675,364)
Net increase (decrease) in net assets resulting from operations		$(71,714,415)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,960,949	$8,497,410
Net realized gain (loss)	(74,754,629)	5,615,492
Change in net unrealized appreciation (depreciation)	(8,920,735)	42,391,470
Net increase (decrease) in net assets resulting from operations	(71,714,415)	56,504,372
Distributions to shareholders	(17,226,958)	(11,958,952)
Share transactions
Proceeds from sales of shares	189,388,454	1,076,173,907
Reinvestment of distributions	15,606,994	11,131,114
Cost of shares redeemed	(512,802,938)	(351,448,797)
Net increase (decrease) in net assets resulting from share transactions	(307,807,490)	735,856,224
Total increase (decrease) in net assets	(396,748,863)	780,401,644

Net Assets
Beginning of period	1,209,721,808	429,320,164
End of period	$812,972,945	$1,209,721,808

Other Information
Shares
Sold	1,678,022	8,446,490
Issued in reinvestment of distributions	142,147	92,249
Redeemed	(4,750,290)	(2,792,832)
Net increase (decrease)	(2,930,121)	5,745,907

Financial Highlights
Brokerage and Investment Management Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$121.01	$100.99	$74.99	$71.71	$84.47
Income from Investment Operations
Net investment income (loss) B,C	1.45	1.31	.93	1.01	.77
Net realized and unrealized gain (loss)	(5.19)	20.54	28.01	5.70	(7.60)
Total from investment operations	(3.74)	21.85	28.94	6.71	(6.83)
Distributions from net investment income	(1.83)	(.83)	(1.06)	(.98)	(.96)
Distributions from net realized gain	(.41)	(1.01)	(1.88)	(2.45)	(4.96)
Total distributions	(2.23) D	(1.83) D	(2.94)	(3.43)	(5.93) D
Net asset value, end of period	$115.04	$121.01	$100.99	$74.99	$71.71
Total Return E	(2.98)%	21.70%	39.69%	9.28%	(8.04)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.75%	.74%	.76%	.77%	.78%
Expenses net of fee waivers, if any	.74%	.74%	.76%	.77%	.77%
Expenses net of all reductions	.74%	.74%	.76%	.77%	.77%
Net investment income (loss)	1.33%	1.06%	1.14%	1.33%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$812,973	$1,209,722	$429,320	$309,088	$327,128
Portfolio turnover rate H	4%	3%	11%	9%	30%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Financial Services Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Financial Services Portfolio	-3.30%	7.92%	11.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Financial Services Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Financial Services Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Matthew Reed:
For the fiscal year ending February 28, 2023, the fund returned -3.30%, outperforming the -4.87% result of the MSCI US IMI Financials 5% Capped Linked Index, as well as the broad-based S&P 500 ® index. The primary contributor to performance versus the sector index was an overweighting among reinsurance firms. Stock picks and an underweighting in the financial exchanges & data industry, as well as security selection in the life & health insurance category, also helped. The biggest individual relative contributor was an overweight position in Reinsurance Group of America (+33%), one of the fund's largest holdings on February 28. Also boosting value was the portfolio's outsized stake in Arthur J. Gallaghar, which gained 20%. Another notable relative contributor was an overweighting in Primerica (+50%). In contrast, the largest detractor from performance versus the sector index was investment choices among property & casualty insurance providers. Security selection and an underweighting in the investment banking & brokerage group, in addition to an underweighting in the life & health insurance industry, further hampered relative performance. The biggest individual relative detractor was an overweight position in Signature Bank (-66%). Our second-largest relative detractor this period was the decision to avoid Progressive, an index component that gained 36%. An outsized stake in Virtu Financial (-45%) proved detrimental as well. Notable changes in positioning include decreased exposure to the consumer finance industry and a higher allocation to property & casualty insurance stocks.
Notes to shareholders:
On April 28, 2023, the fund's name will change to Fidelity Select Financials Portfolio, in alignment with an update to the Global Industry Classification Standard (GICS).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Financial Services Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Wells Fargo & Co.	6.4
Bank of America Corp.	5.2
JPMorgan Chase & Co.	4.7
Morgan Stanley	3.6
Chubb Ltd.	3.3
Citigroup, Inc.	3.2
State Street Corp.	3.2
U.S. Bancorp	2.9
Reinsurance Group of America, Inc.	2.7
Marsh & McLennan Companies, Inc.	2.6
37.8

Industries (% of Fund's net assets)

Banks	39.2
Insurance	26.1
Capital Markets	18.9
Consumer Finance	4.3
Thrifts & Mortgage Finance	3.8
IT Services	3.3
Diversified Financial Services	2.9
Professional Services	0.7
Software	0.4

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Financial Services Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 99.0%
	Shares	Value ($)
Banks - 39.2%
Diversified Banks - 22.4%
Bank of America Corp.	1,105,600	37,922,080
Citigroup, Inc.	457,900	23,210,951
JPMorgan Chase & Co.	241,300	34,590,355
U.S. Bancorp	443,600	21,173,028
Wells Fargo & Co.	1,009,090	47,195,141
		164,091,555
Regional Banks - 16.8%
Associated Banc-Corp. (a)	261,100	6,044,465
BankUnited, Inc.	98,200	3,478,244
Cadence Bank	202,530	5,379,197
Comerica, Inc.	68,700	4,815,870
East West Bancorp, Inc.	105,500	8,040,155
First Citizens Bancshares, Inc. (a)	12,600	9,245,376
First Interstate Bancsystem, Inc.	162,221	5,765,334
Heartland Financial U.S.A., Inc.	105,700	5,225,808
KeyCorp	570,200	10,428,958
M&T Bank Corp.	100,937	15,674,507
PacWest Bancorp	136,300	3,782,325
Popular, Inc.	125,100	8,932,140
Signature Bank	64,400	7,409,220
Truist Financial Corp.	278,700	13,084,965
UMB Financial Corp. (a)	49,800	4,514,868
Wintrust Financial Corp.	62,900	5,794,977
Zions Bancorp NA	100,600	5,092,372
		122,708,781
TOTAL BANKS		286,800,336
Capital Markets - 18.9%
Asset Management & Custody Banks - 9.1%
Affiliated Managers Group, Inc.	32,800	5,228,648
Bank of New York Mellon Corp.	222,200	11,305,536
Brookfield Asset Management Ltd. Class A (a)	31,628	1,063,333
Brookfield Corp. Class A	131,515	4,372,874
Carlyle Group LP	313,400	10,780,960
Northern Trust Corp.	50,100	4,773,027
Patria Investments Ltd.	391,600	6,210,776
State Street Corp.	261,600	23,198,688
		66,933,842
Financial Exchanges & Data - 3.5%
Bolsa Mexicana de Valores S.A.B. de CV	2,208,400	4,294,530
Cboe Global Markets, Inc.	29,300	3,696,781
CME Group, Inc.	94,600	17,535,056
		25,526,367
Investment Banking & Brokerage - 6.3%
Lazard Ltd. Class A	147,292	5,502,829
Morgan Stanley	271,300	26,180,450
Raymond James Financial, Inc.	91,100	9,880,706
Virtu Financial, Inc. Class A	229,300	4,214,534
		45,778,519
TOTAL CAPITAL MARKETS		138,238,728
Consumer Finance - 4.3%
Consumer Finance - 4.3%
Capital One Financial Corp.	158,200	17,256,456
FirstCash Holdings, Inc.	86,311	7,616,946
OneMain Holdings, Inc. (a)	157,300	6,778,057
		31,651,459
Diversified Financial Services - 2.9%
Multi-Sector Holdings - 0.8%
Cannae Holdings, Inc. (b)	253,890	5,732,836
Other Diversified Financial Services - 2.1%
Apollo Global Management, Inc.	219,500	15,562,550
TOTAL DIVERSIFIED FINANCIAL SERVICES		21,295,386
Insurance - 26.1%
Insurance Brokers - 4.4%
Arthur J. Gallagher & Co.	72,300	13,545,405
Marsh & McLennan Companies, Inc.	115,500	18,727,170
		32,272,575
Life & Health Insurance - 3.1%
Globe Life, Inc.	114,700	13,957,843
Primerica, Inc.	44,500	8,541,330
		22,499,173
Multi-Line Insurance - 1.9%
Hartford Financial Services Group, Inc.	179,200	14,027,776
Property & Casualty Insurance - 14.0%
American Financial Group, Inc.	59,700	8,006,367
Beazley PLC	908,100	7,460,464
Chubb Ltd.	112,900	23,824,158
Direct Line Insurance Group PLC	3,895,600	8,450,881
Fidelity National Financial, Inc.	216,600	8,633,676
First American Financial Corp.	192,100	10,907,438
Hiscox Ltd.	573,700	7,866,855
Lancashire Holdings Ltd.	882,400	6,506,350
Selective Insurance Group, Inc.	55,100	5,594,303
The Travelers Companies, Inc.	80,300	14,865,136
		102,115,628
Reinsurance - 2.7%
Reinsurance Group of America, Inc.	138,500	20,009,095
TOTAL INSURANCE		190,924,247
IT Services - 2.7%
Data Processing & Outsourced Services - 2.7%
Global Payments, Inc.	78,300	8,785,260
MasterCard, Inc. Class A	29,600	10,516,584
		19,301,844
Professional Services - 0.7%
Research & Consulting Services - 0.7%
Dun & Bradstreet Holdings, Inc.	431,300	5,179,913
Software - 0.4%
Application Software - 0.4%
Black Knight, Inc. (b)	49,600	2,956,160
Thrifts & Mortgage Finance - 3.8%
Thrifts & Mortgage Finance - 3.8%
Essent Group Ltd.	315,138	13,535,177
NMI Holdings, Inc. (b)	422,743	9,866,822
Walker & Dunlop, Inc.	46,800	4,082,364
		27,484,363
TOTAL COMMON STOCKS (Cost $605,283,373)		723,832,436

Convertible Bonds - 0.6%
	Principal Amount (c)	Value ($)
IT Services - 0.6%
Data Processing & Outsourced Services - 0.6%
Affirm Holdings, Inc. 0% 11/15/26 (Cost $3,952,686)	6,166,000	4,112,105

Money Market Funds - 1.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (d)	2,743,120	2,743,668
Fidelity Securities Lending Cash Central Fund 4.63% (d)(e)	7,671,008	7,671,775
TOTAL MONEY MARKET FUNDS (Cost $10,415,443)		10,415,443

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $619,651,502)	738,359,984
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(7,200,545)
NET ASSETS - 100.0%	731,159,439

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	3,554,184	182,834,592	183,645,108	73,718	-	-	2,743,668	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	19,553,600	222,511,087	234,392,912	17,171	-	-	7,671,775	0.0%
Total	23,107,784	405,345,679	418,038,020	90,889	-	-	10,415,443

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	723,832,436	723,832,436	-	-

Convertible Bonds	4,112,105	-	4,112,105	-

Money Market Funds	10,415,443	10,415,443	-	-
Total Investments in Securities:	738,359,984	734,247,879	4,112,105	-

Financial Services Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $7,430,650) - See accompanying schedule:
Unaffiliated issuers (cost $609,236,059)	$727,944,541
Fidelity Central Funds (cost $10,415,443)	10,415,443

Total Investment in Securities (cost $619,651,502)		$738,359,984
Cash		13,608
Receivable for fund shares sold		660,519
Dividends receivable		983,178
Distributions receivable from Fidelity Central Funds		12,254
Prepaid expenses		3,713
Other receivables		1,374
Total assets		740,034,630
Liabilities
Payable for fund shares redeemed	$721,512
Accrued management fee	326,857
Other affiliated payables	119,444
Other payables and accrued expenses	35,603
Collateral on securities loaned	7,671,775
Total Liabilities		8,875,191
Net Assets		$731,159,439
Net Assets consist of:
Paid in capital		$606,732,787
Total accumulated earnings (loss)		124,426,652
Net Assets		$731,159,439
Net Asset Value , offering price and redemption price per share ($731,159,439 ÷ 63,512,865 shares)		$11.51

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$18,804,473
Interest		296,712
Income from Fidelity Central Funds (including $17,171 from security lending)		90,889
Total Income		19,192,074
Expenses
Management fee	$3,524,239
Transfer agent fees	1,141,925
Accounting fees	223,748
Custodian fees and expenses	16,347
Independent trustees' fees and expenses	2,292
Registration fees	59,205
Audit	41,388
Legal	558
Interest	2,103
Miscellaneous	4,936
Total expenses before reductions	5,016,741
Expense reductions	(23,514)
Total expenses after reductions		4,993,227
Net Investment income (loss)		14,198,847
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	36,726,142
Foreign currency transactions	2,635
Total net realized gain (loss)		36,728,777
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(79,393,122)
Assets and liabilities in foreign currencies	(130)
Total change in net unrealized appreciation (depreciation)		(79,393,252)
Net gain (loss)		(42,664,475)
Net increase (decrease) in net assets resulting from operations		$(28,465,628)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,198,847	$15,691,678
Net realized gain (loss)	36,728,777	64,214,173
Change in net unrealized appreciation (depreciation)	(79,393,252)	59,571,315
Net increase (decrease) in net assets resulting from operations	(28,465,628)	139,477,166
Distributions to shareholders	(73,318,860)	(29,541,664)
Share transactions
Proceeds from sales of shares	247,678,669	634,993,625
Reinvestment of distributions	67,840,973	27,204,727
Cost of shares redeemed	(302,485,447)	(558,271,824)
Net increase (decrease) in net assets resulting from share transactions	13,034,195	103,926,528
Total increase (decrease) in net assets	(88,750,293)	213,862,030

Net Assets
Beginning of period	819,909,732	606,047,702
End of period	$731,159,439	$819,909,732

Other Information
Shares
Sold	21,744,109	48,475,233
Issued in reinvestment of distributions	6,070,885	2,146,844
Redeemed	(26,254,915)	(42,497,145)
Net increase (decrease)	1,560,079	8,124,932

Financial Highlights
Financial Services Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$13.23	$11.26	$9.49	$9.65	$11.67
Income from Investment Operations
Net investment income (loss) C,D	.24	.25	.20	.19	.14
Net realized and unrealized gain (loss)	(.74)	2.26	2.17	.26	(1.04)
Total from investment operations	(.50)	2.51	2.37	.45	(.90)
Distributions from net investment income	(.23)	(.26)	(.21)	(.16)	(.14)
Distributions from net realized gain	(.98)	(.28)	(.39)	(.45)	(.98)
Total distributions	(1.22) E	(.54)	(.60)	(.61)	(1.12)
Net asset value, end of period	$11.51	$13.23	$11.26	$9.49	$9.65
Total Return F	(3.30)%	22.47%	27.89%	3.81%	(6.91)%
Ratios to Average Net Assets D,G,H
Expenses before reductions	.75%	.73%	.77%	.77%	.76%
Expenses net of fee waivers, if any	.75%	.72%	.77%	.77%	.76%
Expenses net of all reductions	.75%	.72%	.77%	.76%	.75%
Net investment income (loss)	2.12%	1.89%	2.36%	1.81%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$731,159	$819,910	$606,048	$483,337	$558,429
Portfolio turnover rate I	46%	53%	63%	61% J	49% J

A For the year ended February 29.

B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

FinTech Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
FinTech Portfolio	-14.51%	2.54%	7.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in FinTech Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

FinTech Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Ruth Nagle:
For the fiscal year ending February 28, 2023, the fund returned -14.51%, outperforming the -15.60% return of the FactSet Financial Technologies Linked Index, but underperforming the broad-based S&P 500 ® index. Versus the industry index, security selection was the primary contributor, led by the data processing & outsourced services group. Security selection in consumer finance also boosted the fund's relative result. The biggest individual relative contributor was an overweight position in MasterCard (-1%). MasterCard was the fund's biggest holding, on average, during the period. Also adding value was our lighter-than-index investment in Upstart Holdings, which returned about -88%. Upstart Holdings was not held at period end. Another notable relative contributor was an underweighting in Fidelity National Information Services (-32%). This period we decreased our stake. Conversely, the largest detractor from performance versus the industry index was an overweight in application software. Stock selection in regional banks and an underweight in asset management & custody banks also modestly hurt relative performance. The biggest individual relative detractor was an underweight position in Fiserv (+18%), which was among the fund's largest holdings. Our second-largest relative detractor this period was avoiding Wex, an index component that gained roughly 14%. Our out-of-index position in Nuvei (-45%) was a key detractor. We reduced our position the past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

FinTech Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Visa, Inc. Class A	14.4
MasterCard, Inc. Class A	14.2
Intuit, Inc.	10.8
American Express Co.	8.0
Fiserv, Inc.	5.0
Block, Inc. Class A	4.9
Discover Financial Services	4.8
Capital One Financial Corp.	4.7
Global Payments, Inc.	4.3
Adyen BV	4.2
75.3

Industries (% of Fund's net assets)

IT Services	63.9
Consumer Finance	18.6
Software	16.5
Banks	0.5

FinTech Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 99.5%
	Shares	Value ($)
Banks - 0.5%
Diversified Banks - 0.5%
Wells Fargo & Co.	12,037	562,970
Consumer Finance - 18.6%
Consumer Finance - 18.6%
American Express Co.	49,303	8,578,229
Capital One Financial Corp.	46,171	5,036,333
Discover Financial Services	46,698	5,230,176
OneMain Holdings, Inc.	26,874	1,158,001
		20,002,739
IT Services - 63.9%
Data Processing & Outsourced Services - 63.9%
Adyen BV (a)(b)	3,219	4,562,708
Affirm Holdings, Inc. (a)(c)	12,234	166,627
AvidXchange Holdings, Inc. (a)	10,800	107,460
Block, Inc. Class A (a)	69,008	5,294,984
Dlocal Ltd. (a)	31,523	470,954
Edenred SA	43,585	2,458,044
Fidelity National Information Services, Inc.	26,430	1,674,869
Fiserv, Inc. (a)	46,422	5,342,708
FleetCor Technologies, Inc. (a)	15,140	3,251,921
Flywire Corp. (a)	58,576	1,448,584
Global Payments, Inc.	40,744	4,571,477
MasterCard, Inc. Class A	43,086	15,308,025
Nuvei Corp. (Canada) (a)(b)	10,046	307,601
PagSeguro Digital Ltd. (a)	59,646	517,131
PayPal Holdings, Inc. (a)	60,050	4,419,680
Repay Holdings Corp. (a)	45,774	388,164
Shift4 Payments, Inc. (a)(c)	16,547	1,067,282
Visa, Inc. Class A	70,660	15,540,958
Worldline SA (a)(b)	44,111	1,837,333
		68,736,510
Software - 16.5%
Application Software - 16.5%
Bill Holdings, Inc. (a)	14,899	1,260,902
Black Knight, Inc. (a)	43,031	2,564,648
EngageSmart, Inc. (a)	42,588	896,052
Guidewire Software, Inc. (a)	5,385	378,081
Intuit, Inc.	28,565	11,631,097
Lightspeed Commerce, Inc. (Canada) (a)	10,056	153,733
Workiva, Inc. (a)	10,182	908,234
		17,792,747
TOTAL COMMON STOCKS (Cost $120,895,764)		107,094,966

Money Market Funds - 0.7%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (d)	355,472	355,543
Fidelity Securities Lending Cash Central Fund 4.63% (d)(e)	376,955	376,993
TOTAL MONEY MARKET FUNDS (Cost $732,536)		732,536

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $121,628,300)	107,827,502
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(249,170)
NET ASSETS - 100.0%	107,578,332

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,707,642 or 6.2% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	870,270	20,075,742	20,590,469	9,259	-	-	355,543	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	8,602,318	28,499,830	36,725,155	5,831	-	-	376,993	0.0%
Total	9,472,588	48,575,572	57,315,624	15,090	-	-	732,536

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	107,094,966	100,694,925	6,400,041	-

Money Market Funds	732,536	732,536	-	-
Total Investments in Securities:	107,827,502	101,427,461	6,400,041	-

FinTech Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $405,018) - See accompanying schedule:
Unaffiliated issuers (cost $120,895,764)	$107,094,966
Fidelity Central Funds (cost $732,536)	732,536

Total Investment in Securities (cost $121,628,300)		$107,827,502
Receivable for investments sold		619,770
Receivable for fund shares sold		16,352
Dividends receivable		64,217
Distributions receivable from Fidelity Central Funds		708
Prepaid expenses		355
Total assets		108,528,904
Liabilities
Payable for investments purchased	$427,483
Payable for fund shares redeemed	37,437
Accrued management fee	49,080
Other affiliated payables	26,734
Other payables and accrued expenses	33,688
Collateral on securities loaned	376,150
Total Liabilities		950,572
Net Assets		$107,578,332
Net Assets consist of:
Paid in capital		$143,812,487
Total accumulated earnings (loss)		(36,234,155)
Net Assets		$107,578,332
Net Asset Value , offering price and redemption price per share ($107,578,332 ÷ 7,836,303 shares)		$13.73

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$1,016,352
Income from Fidelity Central Funds (including $5,831 from security lending)		15,090
Total Income		1,031,442
Expenses
Management fee	$647,241
Transfer agent fees	311,131
Accounting fees	44,771
Custodian fees and expenses	3,757
Independent trustees' fees and expenses	430
Registration fees	30,932
Audit	40,048
Legal	952
Miscellaneous	(1,299)
Total expenses before reductions	1,077,963
Expense reductions	(4,444)
Total expenses after reductions		1,073,519
Net Investment income (loss)		(42,077)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(16,199,835)
Foreign currency transactions	6,292
Total net realized gain (loss)		(16,193,543)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(7,892,700)
Assets and liabilities in foreign currencies	(380)
Total change in net unrealized appreciation (depreciation)		(7,893,080)
Net gain (loss)		(24,086,623)
Net increase (decrease) in net assets resulting from operations		$(24,128,700)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(42,077)	$1,580,188
Net realized gain (loss)	(16,193,543)	42,675,935
Change in net unrealized appreciation (depreciation)	(7,893,080)	(51,830,285)
Net increase (decrease) in net assets resulting from operations	(24,128,700)	(7,574,162)
Distributions to shareholders	-	(37,026,602)
Share transactions
Proceeds from sales of shares	14,085,599	281,706,628
Reinvestment of distributions	-	33,727,405
Cost of shares redeemed	(44,229,846)	(253,862,105)
Net increase (decrease) in net assets resulting from share transactions	(30,144,247)	61,571,928
Total increase (decrease) in net assets	(54,272,947)	16,971,164

Net Assets
Beginning of period	161,851,279	144,880,115
End of period	$107,578,332	$161,851,279

Other Information
Shares
Sold	980,123	12,489,588
Issued in reinvestment of distributions	-	1,901,219
Redeemed	(3,218,612)	(11,797,499)
Net increase (decrease)	(2,238,489)	2,593,308

Financial Highlights
FinTech Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.06	$19.37	$16.23	$15.80	$16.29
Income from Investment Operations
Net investment income (loss) B,C	- D	.14 E	.34 F	.39	.24
Net realized and unrealized gain (loss)	(2.33)	.04 G,H	3.14	.35	.43
Total from investment operations	(2.33)	.18	3.48	.74	.67
Distributions from net investment income	-	(.25)	(.34)	(.31)	(.20)
Distributions from net realized gain	-	(3.24)	-	(.01)	(.95)
Total distributions	-	(3.49)	(.34)	(.31) I	(1.16) I
Net asset value, end of period	$13.73	$16.06	$19.37	$16.23	$15.80
Total Return J	(14.51)%	(.75)% G	21.94%	4.54%	4.83%
Ratios to Average Net Assets C,K,L
Expenses before reductions	.87%	.81%	.89%	.86%	.87%
Expenses net of fee waivers, if any	.87%	.81%	.89%	.86%	.87%
Expenses net of all reductions	.87%	.81%	.89%	.85%	.86%
Net investment income (loss)	(.03)%	.63% E	2.35% F	2.29%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$107,578	$161,851	$144,880	$148,247	$102,334
Portfolio turnover rate M	15%	164%	25%	20%	32%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Amount represents less than $.005 per share.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .40%.

F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.89%.

G Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.78)%.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I Total distributions per share do not sum due to rounding.

J Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

K Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

M Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Insurance Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Insurance Portfolio	8.75%	10.60%	12.71%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Insurance Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Insurance Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Fahim Razzaque:
For the fiscal year ending February 28, 2023, the fund gained 8.75%, trailing the 10.25% advance of the MSCI US IMI Insurance 25/50 Index, but handily outperforming the broad-based S&P 500 ® index. Versus the industry index, market selection was the primary detractor, especially an overweighting within multi-line insurance. Weak stock picks in asset management & custody banks also hindered the fund's relative result. Our non-index position in Berkshire Hathaway (-5%) was the fund's largest individual relative detractor. The fund's non-index investment in Ares Management, a position not held at period end, returned approximately -11%. Also hurting performance was our outsized stake in Brown & Brown (-16%). We increased our position the past 12 months. Conversely, by sector, the biggest contributor to performance versus the industry index was stock selection in life & health insurance. Security selection in multi-line insurance and insurance brokers also bolstered the fund's relative result. Not owning Lincoln National, an index component that returned -51%, was the biggest individual relative contributor. Also boosting value was our overweight in Primerica, which gained 50%. We added to our stake the past year. Another notable relative contributor was an underweighting in Prudential Financial (-6%), a position not held at period end. Notable changes in positioning include reduced exposure to the multi-line insurance subindustry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Insurance Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Chubb Ltd.	10.8
Marsh & McLennan Companies, Inc.	10.6
Progressive Corp.	8.5
The Travelers Companies, Inc.	6.5
Arthur J. Gallagher & Co.	5.9
Hartford Financial Services Group, Inc.	5.0
American International Group, Inc.	4.9
Aon PLC	4.7
Globe Life, Inc.	4.4
Unum Group	4.2
65.5

Industries (% of Fund's net assets)

Insurance	97.3
Diversified Financial Services	1.9

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Insurance Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 99.2%
	Shares	Value ($)
Diversified Financial Services - 1.9%
Multi-Sector Holdings - 1.9%
Berkshire Hathaway, Inc. Class B (a)	28,900	8,819,702
Insurance - 97.3%
Insurance Brokers - 25.7%
Aon PLC	73,200	22,256,460
Arthur J. Gallagher & Co.	150,800	28,252,380
Brown & Brown, Inc.	220,900	12,385,863
Marsh & McLennan Companies, Inc.	309,200	50,133,688
Willis Towers Watson PLC	37,628	8,818,498
		121,846,889
Life & Health Insurance - 15.2%
CNO Financial Group, Inc.	283,500	7,263,270
Globe Life, Inc.	171,600	20,882,004
Primerica, Inc.	56,700	10,882,998
Principal Financial Group, Inc.	146,000	13,075,760
Unum Group	450,100	20,051,955
		72,155,987
Multi-Line Insurance - 11.0%
American International Group, Inc.	377,950	23,096,525
Assurant, Inc.	41,700	5,312,163
Hartford Financial Services Group, Inc.	301,500	23,601,420
		52,010,108
Property & Casualty Insurance - 40.7%
Allstate Corp.	149,800	19,291,244
American Financial Group, Inc.	200	26,822
Arch Capital Group Ltd. (a)	240,000	16,800,000
Assured Guaranty Ltd.	57,600	3,594,816
Chubb Ltd.	242,105	51,088,997
Cincinnati Financial Corp. (b)	26,100	3,150,270
Fidelity National Financial, Inc.	106,700	4,253,062
First American Financial Corp.	89,200	5,064,776
Loews Corp.	143,100	8,741,979
Markel Corp. (a)	3,620	4,814,093
Mercury General Corp.	200	6,810
Progressive Corp.	279,900	40,171,248
Selective Insurance Group, Inc.	51,500	5,228,795
The Travelers Companies, Inc.	167,800	31,063,136
		193,296,048
Reinsurance - 4.7%
Everest Re Group Ltd.	16,000	6,143,520
Reinsurance Group of America, Inc.	86,900	12,554,443
RenaissanceRe Holdings Ltd.	17,800	3,825,220
		22,523,183
TOTAL INSURANCE		461,832,215
TOTAL COMMON STOCKS (Cost $342,466,535)		470,651,917

Money Market Funds - 1.6%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (c)	4,179,419	4,180,255
Fidelity Securities Lending Cash Central Fund 4.63% (c)(d)	3,210,679	3,211,000
TOTAL MONEY MARKET FUNDS (Cost $7,391,255)		7,391,255

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $349,857,790)	478,043,172
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(3,581,801)
NET ASSETS - 100.0%	474,461,371

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	1,824,492	219,013,538	216,657,775	107,289	-	-	4,180,255	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	550	15,439,439	12,228,989	723	-	-	3,211,000	0.0%
Total	1,825,042	234,452,977	228,886,764	108,012	-	-	7,391,255

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	470,651,917	470,651,917	-	-

Money Market Funds	7,391,255	7,391,255	-	-
Total Investments in Securities:	478,043,172	478,043,172	-	-

Insurance Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $3,138,200) - See accompanying schedule:
Unaffiliated issuers (cost $342,466,535)	$470,651,917
Fidelity Central Funds (cost $7,391,255)	7,391,255

Total Investment in Securities (cost $349,857,790)		$478,043,172
Foreign currency held at value (cost $3)		3
Receivable for fund shares sold		575,128
Dividends receivable		337,602
Distributions receivable from Fidelity Central Funds		9,069
Prepaid expenses		1,074
Total assets		478,966,048
Liabilities
Payable for fund shares redeemed	$959,148
Accrued management fee	208,801
Other affiliated payables	90,434
Other payables and accrued expenses	35,294
Collateral on securities loaned	3,211,000
Total Liabilities		4,504,677
Net Assets		$474,461,371
Net Assets consist of:
Paid in capital		$332,981,780
Total accumulated earnings (loss)		141,479,591
Net Assets		$474,461,371
Net Asset Value , offering price and redemption price per share ($474,461,371 ÷ 6,292,242 shares)		$75.40

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$5,549,633
Income from Fidelity Central Funds (including $723 from security lending)		108,012
Total Income		5,657,645
Expenses
Management fee	$1,758,172
Transfer agent fees	660,418
Accounting fees	120,715
Custodian fees and expenses	10,429
Independent trustees' fees and expenses	1,083
Registration fees	105,027
Audit	40,049
Legal	156
Interest	2,321
Miscellaneous	1,614
Total expenses before reductions	2,699,984
Expense reductions	(11,132)
Total expenses after reductions		2,688,852
Net Investment income (loss)		2,968,793
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	14,737,111
Foreign currency transactions	(753)
Total net realized gain (loss)		14,736,358
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	5,173,256
Assets and liabilities in foreign currencies	(2,745)
Total change in net unrealized appreciation (depreciation)		5,170,511
Net gain (loss)		19,906,869
Net increase (decrease) in net assets resulting from operations		$22,875,662
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,968,793	$2,475,589
Net realized gain (loss)	14,736,358	6,591,336
Change in net unrealized appreciation (depreciation)	5,170,511	35,822,023
Net increase (decrease) in net assets resulting from operations	22,875,662	44,888,948
Distributions to shareholders	(2,977,551)	(17,750,181)
Share transactions
Proceeds from sales of shares	393,392,705	71,913,727
Reinvestment of distributions	2,747,103	16,623,368
Cost of shares redeemed	(187,507,051)	(54,446,500)
Net increase (decrease) in net assets resulting from share transactions	208,632,757	34,090,595
Total increase (decrease) in net assets	228,530,868	61,229,362

Net Assets
Beginning of period	245,930,503	184,701,141
End of period	$474,461,371	$245,930,503

Other Information
Shares
Sold	5,401,580	1,054,727
Issued in reinvestment of distributions	37,851	256,213
Redeemed	(2,667,446)	(810,083)
Net increase (decrease)	2,771,985	500,857

Financial Highlights
Insurance Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$69.86	$61.17	$58.44	$59.27	$78.49
Income from Investment Operations
Net investment income (loss) B,C	.63	.78	.88	.87	.98
Net realized and unrealized gain (loss)	5.46	13.73	6.99	2.77	(2.40)
Total from investment operations	6.09	14.51	7.87	3.64	(1.42)
Distributions from net investment income	(.55)	(.89)	(.94)	(.91)	(1.16)
Distributions from net realized gain	-	(4.93)	(4.20)	(3.56)	(16.63)
Total distributions	(.55)	(5.82)	(5.14)	(4.47)	(17.80) D
Net asset value, end of period	$75.40	$69.86	$61.17	$58.44	$59.27
Total Return E	8.75%	24.68%	15.54%	5.95%	(.29)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.81%	.78%	.83%	.81%	.82%
Expenses net of fee waivers, if any	.81%	.78%	.83%	.81%	.81%
Expenses net of all reductions	.81%	.78%	.83%	.80%	.81%
Net investment income (loss)	.90%	1.16%	1.68%	1.37%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$474,461	$245,931	$184,701	$219,539	$223,081
Portfolio turnover rate H	48%	15%	18%	28%	9%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.
Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, FinTech Portfolio and Insurance Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust).   The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

In January 2023 the Board of Trustees approved a change in the name of Financial Services Portfolio to Financials Portfolio effective April 28, 2023.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Brokerage and Investment Management Portfolio	$50,189

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), deferred Trustee compensation, net operating losses, partnerships, capital loss carryforwards and   losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Banking Portfolio	$360,943,658	$88,065,024	$(15,601,816)	$72,463,208
Brokerage and Investment Management Portfolio	640,361,716	261,687,029	(50,363,069)	211,323,960
Financial Services Portfolio	622,803,456	141,240,830	(25,684,302)	115,556,528
FinTech Portfolio	122,064,043	24,169,564	(38,406,105)	(14,236,541)
Insurance Portfolio	351,792,227	133,103,830	(6,852,885)	126,250,945

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Banking Portfolio	$1,684,994	$10,230,061	$-	$72,463,208
Brokerage and Investment Management Portfolio	-	-	(74,446,146)	211,322,364
Financial Services Portfolio	2,197,325	6,673,975	-	115,555,352
FinTech Portfolio	-	-	(21,997,614)	(14,236,541)
Insurance Portfolio	-	15,230,446	-	126,249,144

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Brokerage and Investment Management Portfolio	(74,446,146)	(-)	(74,446,146)
FinTech Portfolio	(21,997,614)	(-)	(21,997,614)

The tax character of distributions paid was as follows:
February 28, 2023
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$11,563,840	$15,801,398	$27,365,238
Brokerage and Investment Management Portfolio	13,893,658	3,333,300	17,226,958
Financial Services Portfolio	14,414,547	58,904,313	73,318,860
FinTech Portfolio	-	-	-
Insurance Portfolio	2,977,551	-	2,977,551

February 28, 2022
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$10,967,463	$9,331,485	$20,298,948
Brokerage and Investment Management Portfolio	7,406,134	4,552,818	11,958,952
Financial Services Portfolio	15,183,491	14,358,173	29,541,664
FinTech Portfolio	3,215,617	33,810,985	37,026,602
Insurance Portfolio	2,910,816	14,839,365	17,750,181

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	105,972,044	293,602,359
Brokerage and Investment Management Portfolio	37,829,108	359,862,620
Financial Services Portfolio	308,990,905	353,640,986
FinTech Portfolio	18,324,727	46,555,622
Insurance Portfolio	369,184,926	161,478,550
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.23%	.52%
Brokerage and Investment Management Portfolio	.30%	.23%	.53%
Financial Services Portfolio	.30%	.23%	.53%
FinTech Portfolio	.30%	.23%	.53%
Insurance Portfolio	.30%	.23%	.53%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.16%
Brokerage and Investment Management Portfolio	.18%
Financial Services Portfolio	.17%
FinTech Portfolio	.25%
Insurance Portfolio	.20%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Banking Portfolio	.04
Brokerage and Investment Management Portfolio	.03
Financial Services Portfolio	.03
FinTech Portfolio	.04
Insurance Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$3,948
Brokerage and Investment Management Portfolio	1,770
Financial Services Portfolio	5,032
FinTech Portfolio	190
Insurance Portfolio	2,281

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Banking Portfolio	Borrower	$4,813,400	4.57%	$3,052
Brokerage and Investment Management Portfolio	Borrower	$4,922,128	3.01%	$16,040
Financial Services Portfolio	Borrower	$8,406,400	1.80%	$2,103
Insurance Portfolio	Borrower	$9,918,000	3.12%	$1,721

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Banking Portfolio	2,195,220	10,254,750	(686,955)
Brokerage and Investment Management Portfolio	521,795	11,761,351	(494,769)
Financial Services Portfolio	13,519,173	19,425,362	3,728,865
FinTech Portfolio	1,207,696	46,801	14,984
Insurance Portfolio	28,784,056	13,945,703	3,832,914

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Banking Portfolio	$956
Brokerage and Investment Management Portfolio	1,720
Financial Services Portfolio	1,210
FinTech Portfolio	239
Insurance Portfolio	519

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Banking Portfolio	$1,488	$11	$-
Brokerage and Investment Management Portfolio	$13,416	$1,587	$-
Financial Services Portfolio	$1,721	$-	$-
FinTech Portfolio	$581	$-	$-
Insurance Portfolio	$76	$-	$-

8. Bank Borrowings.
Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Brokerage and Investment Management Portfolio	$944,406	2.59%	$2,176
Insurance Portfolio	$10,389,000	2.08%	$600

9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Banking Portfolio	$17,651
Brokerage and Investment Management Portfolio	32,083
Financial Services Portfolio	23,514
FinTech Portfolio	4,444
Insurance Portfolio	11,132

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, FinTech Portfolio and Insurance Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, FinTech Portfolio and Insurance Portfolio (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2023, the related statements of operations for the year ended February 28, 2023, the statements of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2023 and each of the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023

Banking Portfolio	.75%
Actual		$ 1,000	$ 1,048.80	$ 3.81
Hypothetical- B		$ 1,000	$ 1,021.08	$ 3.76

Brokerage and Investment Management Portfolio	.75%
Actual		$ 1,000	$ 1,096.10	$ 3.90
Hypothetical- B		$ 1,000	$ 1,021.08	$ 3.76

Financial Services Portfolio	.74%
Actual		$ 1,000	$ 1,093.40	$ 3.84
Hypothetical- B		$ 1,000	$ 1,021.12	$ 3.71

FinTech Portfolio	.88%
Actual		$ 1,000	$ 1,001.50	$ 4.37
Hypothetical- B		$ 1,000	$ 1,020.43	$ 4.41

Insurance Portfolio	.81%
Actual		$ 1,000	$ 1,133.40	$ 4.28
Hypothetical- B		$ 1,000	$ 1,020.78	$ 4.06

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2023, or, if subsequently determined to be different, the net capital gain of such year.

Banking Portfolio	$21,316,509
Financial Services Portfolio	$37,414,936
Insurance Portfolio	$16,255,082
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Banking Portfolio
April 2022	100%
December 2022	100%
Brokerage and Investment Management Portfolio
April 2022	100%
December 2022	100%
Financial Services Portfolio
April 2022	100%
December 2022	100%
FinTech Portfolio
April 2022	-
December 2022	-
Insurance Portfolio
April 2022	-
December 2022	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Banking Portfolio
April 2022	100%
December 2022	100%
Brokerage and Investment Management Portfolio
April 2022	100%
December 2022	100%
Financial Services Portfolio
April 2022	100%
December 2022	100%
FinTech Portfolio
April 2022	-
December 2022	-
Insurance Portfolio
April 2022 December 2022	- 100%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

	April, 2022	December, 2022
Banking Portfolio	-	-
Brokerage and Investment Management Portfolio	100%	-
Financial Services Portfolio	-	-
FinTech Portfolio	-	-
Insurance Portfolio	-	-

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.813663.118
SELFIN-ANN-0423
Fidelity® Select Portfolios®
Energy Sector

Energy Portfolio

Annual Report
February 28, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Energy Portfolio	24.63%	8.51%	3.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Maurice FitzMaurice:
For the fiscal year ending February 28, 2023, the fund gained 24.63%, outperforming the 24.10% advance of the MSCI US IMI Energy 25/50 Index, as well as the broad-based S&P 500 ® index. The top contributors to performance versus the sector index were stock selection and an underweighting in oil & gas storage & transportation. Security selection in integrated oil & gas and an overweighting in oil & gas equipment & services also helped. The fund's biggest individual relative contributor was an overweighting in TechnipFMC, which gained 124% the past 12 months. We increased the position the past year. Also boosting value was an underweighting in Chevron, which gained roughly 15%. Despite an underweighting, the company was among the fund's largest holdings. Avoiding Williams Companies, an index component that gained about 1%, also helped relative performance. In contrast, the largest detractor from performance versus the sector index were stock picks in oil & gas exploration & production. Weak stock selection in oil & gas equipment & services and independent power producers & energy traders also hurt relative performance. Our non-index investment in Canadian National Resources was the fund's biggest individual relative detractor this period, due to its approximate 6% gain. This was among our largest holdings this period. Also hindering performance was untimely positioning in EQT, which gained roughly 46%. This was a stake we established during the period. Also hurting performance was our outsized stake in PDC Energy, which gained 7%. Notable changes in positioning include a higher allocation to the oil & gas equipment & services and oil & gas refining & marketing subindustries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.	24.6
Chevron Corp.	6.6
Valero Energy Corp.	5.2
ConocoPhillips Co.	4.6
Schlumberger Ltd.	4.5
Halliburton Co.	4.4
Marathon Petroleum Corp.	4.3
Hess Corp.	3.6
Occidental Petroleum Corp.	3.5
Cheniere Energy, Inc.	3.5
64.8

Industries (% of Fund's net assets)

Oil, Gas & Consumable Fuels	83.8
Energy Equipment & Services	15.7
Independent Power and Renewable Electricity Producers	0.4

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($)
Energy Equipment & Services - 15.7%
Oil & Gas Drilling - 1.6%
Nabors Industries Ltd. (a)	8,999	1,352,640
Nabors Industries Ltd. warrants 6/11/26 (a)	36,999	1,032,272
Noble Corp. PLC (a)	210,700	8,784,083
Odfjell Drilling Ltd. (a)	1,535,318	3,969,579
Shelf Drilling Ltd. (a)(b)	1,347,589	4,009,755
Valaris Ltd. (a)	410,300	27,592,675
		46,741,004
Oil & Gas Equipment & Services - 14.1%
Cactus, Inc.	48,586	2,232,527
Halliburton Co.	3,420,700	123,931,961
Nextier Oilfield Solutions, Inc. (a)	4,239,500	38,706,635
NOV, Inc.	787,200	17,223,936
Oceaneering International, Inc. (a)	897,530	18,749,402
ProPetro Holding Corp. (a)	1,333,701	11,749,906
Schlumberger Ltd.	2,429,569	129,277,366
TechnipFMC PLC (a)	3,765,172	57,569,480
		399,441,213
TOTAL ENERGY EQUIPMENT & SERVICES		446,182,217
Independent Power and Renewable Electricity Producers - 0.4%
Independent Power Producers & Energy Traders - 0.4%
Vistra Corp.	421,300	9,264,387
Oil, Gas & Consumable Fuels - 83.8%
Coal & Consumable Fuels - 0.3%
Arch Resources, Inc.	49,000	7,710,150
Integrated Oil & Gas - 40.2%
Cenovus Energy, Inc.:
warrants (a)	97,500	1,326,000
(Canada)	4,627,106	85,319,155
Chevron Corp.	1,168,303	187,828,073
Exxon Mobil Corp.	6,356,746	698,669,955
Imperial Oil Ltd.	484,100	23,944,235
Occidental Petroleum Corp.	1,701,815	99,658,286
Occidental Petroleum Corp. warrants 8/3/27 (a)	99,550	3,669,413
Suncor Energy, Inc. (c)	1,203,200	40,438,807
		1,140,853,924
Oil & Gas Exploration & Production - 26.9%
Antero Resources Corp. (a)	1,134,300	29,718,660
APA Corp.	1,012,500	38,859,750
Callon Petroleum Co. (a)	108,100	4,189,956
Canadian Natural Resources Ltd.	1,688,900	95,442,344
Canadian Natural Resources Ltd.	25,780	1,456,828
Chord Energy Corp.	74,152	9,982,342
Civitas Resources, Inc.	221,054	15,511,359
ConocoPhillips Co.	1,274,166	131,685,056
Coterra Energy, Inc. (c)	468,098	11,688,407
Devon Energy Corp.	815,800	43,987,936
Diamondback Energy, Inc.	169,500	23,828,310
EOG Resources, Inc.	294,464	33,280,321
EQT Corp.	278,700	9,247,266
Hess Corp.	764,000	102,910,800
Magnolia Oil & Gas Corp. Class A	460,900	10,070,665
National Energy Services Reunited Corp. (a)	1,711,418	11,055,760
Northern Oil & Gas, Inc.	140,560	4,362,982
Ovintiv, Inc.	729,400	31,196,438
PDC Energy, Inc.	1,011,107	67,855,391
Pioneer Natural Resources Co.	226,666	45,426,133
Range Resources Corp.	1,318,000	35,506,920
SM Energy Co.	258,900	7,640,139
		764,903,763
Oil & Gas Refining & Marketing - 11.3%
Marathon Petroleum Corp.	992,392	122,659,651
Phillips 66 Co.	514,273	52,743,839
Valero Energy Corp.	1,116,700	147,102,891
		322,506,381
Oil & Gas Storage & Transport - 5.1%
Cheniere Energy, Inc.	622,612	97,961,772
Energy Transfer LP	2,990,200	37,855,932
Golar LNG Ltd. (a)	382,733	8,737,794
		144,555,498
TOTAL OIL, GAS & CONSUMABLE FUELS		2,380,529,716
TOTAL COMMON STOCKS (Cost $1,717,013,668)		2,835,976,320

Money Market Funds - 1.6%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (d)	613	613
Fidelity Securities Lending Cash Central Fund 4.63% (d)(e)	46,143,793	46,148,408
TOTAL MONEY MARKET FUNDS (Cost $46,149,021)		46,149,021

TOTAL INVESTMENT IN SECURITIES - 101.5% (Cost $1,763,162,689)	2,882,125,341
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(41,415,579)
NET ASSETS - 100.0%	2,840,709,762

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,009,755 or 0.1% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	7,528,525	437,616,346	445,144,258	143,542	-	-	613	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	23,406,482	1,096,817,177	1,074,075,251	134,767	-	-	46,148,408	0.1%
Total	30,935,007	1,534,433,523	1,519,219,509	278,309	-	-	46,149,021

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	2,835,976,320	2,835,976,320	-	-

Money Market Funds	46,149,021	46,149,021	-	-
Total Investments in Securities:	2,882,125,341	2,882,125,341	-	-

Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $43,430,465) - See accompanying schedule:
Unaffiliated issuers (cost $1,717,013,668)	$2,835,976,320
Fidelity Central Funds (cost $46,149,021)	46,149,021

Total Investment in Securities (cost $1,763,162,689)		$2,882,125,341
Receivable for investments sold		7,007,336
Receivable for fund shares sold		1,948,241
Dividends receivable		12,230,628
Distributions receivable from Fidelity Central Funds		3,155
Prepaid expenses		6,356
Other receivables		390,326
Total assets		2,903,711,383
Liabilities
Payable for fund shares redeemed	$7,827,551
Accrued management fee	1,307,883
Notes payable to affiliates	6,854,000
Other affiliated payables	488,686
Other payables and accrued expenses	375,701
Collateral on securities loaned	46,147,800
Total Liabilities		63,001,621
Net Assets		$2,840,709,762
Net Assets consist of:
Paid in capital		$2,937,158,169
Total accumulated earnings (loss)		(96,448,407)
Net Assets		$2,840,709,762
Net Asset Value , offering price and redemption price per share ($2,840,709,762 ÷ 51,706,133 shares)		$54.94

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$100,859,156
Income from Fidelity Central Funds (including $134,767 from security lending)		278,309
Total Income		101,137,465
Expenses
Management fee	$15,345,560
Transfer agent fees	4,730,354
Accounting fees	780,816
Custodian fees and expenses	41,315
Independent trustees' fees and expenses	9,769
Registration fees	228,445
Audit	60,663
Legal	2,943
Interest	132,773
Miscellaneous	8,769
Total expenses before reductions	21,341,407
Expense reductions	(100,733)
Total expenses after reductions		21,240,674
Net Investment income (loss)		79,896,791
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	62,610,001
Foreign currency transactions	(59,395)
Total net realized gain (loss)		62,550,606
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	379,247,000
Assets and liabilities in foreign currencies	(4,963)
Total change in net unrealized appreciation (depreciation)		379,242,037
Net gain (loss)		441,792,643
Net increase (decrease) in net assets resulting from operations		$521,689,434
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$79,896,791	$37,737,303
Net realized gain (loss)	62,550,606	(5,935,534)
Change in net unrealized appreciation (depreciation)	379,242,037	661,757,391
Net increase (decrease) in net assets resulting from operations	521,689,434	693,559,160
Distributions to shareholders	(76,651,144)	(31,460,812)
Share transactions
Proceeds from sales of shares	2,107,751,018	1,435,953,793
Net asset value of shares issued in exchange for the net assets of the Target Fund(s) (see Merger Information note)	-	388,960,944
Reinvestment of distributions	71,674,644	29,620,722
Cost of shares redeemed	(2,191,394,921)	(1,089,636,722)
Net increase (decrease) in net assets resulting from share transactions	(11,969,259)	764,898,737
Total increase (decrease) in net assets	433,069,031	1,426,997,085

Net Assets
Beginning of period	2,407,640,731	980,643,646
End of period	$2,840,709,762	$2,407,640,731

Other Information
Shares
Sold	39,822,947	39,603,793
Issued in exchange for the shares of the Target Fund(s) (see Merger Information note)	-	11,161,009
Issued in reinvestment of distributions	1,340,218	884,794
Redeemed	(42,677,565)	(31,953,761)
Net increase (decrease)	(1,514,400)	19,695,835

Financial Highlights
Energy Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$45.24	$29.25	$26.79	$37.50	$41.01
Income from Investment Operations
Net investment income (loss) B,C	1.46	.96	.99 D	.71	.49
Net realized and unrealized gain (loss)	9.64	15.82	2.27	(10.76)	(3.51)
Total from investment operations	11.10	16.78	3.26	(10.05)	(3.02)
Distributions from net investment income	(1.40)	(.79)	(.80)	(.64)	(.48)
Distributions from net realized gain	-	-	-	(.02)	(.01)
Total distributions	(1.40)	(.79)	(.80)	(.66)	(.49)
Net asset value, end of period	$54.94	$45.24	$29.25	$26.79	$37.50
Total Return E	24.63%	58.37%	13.03%	(27.24)%	(7.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.73%	.77%	.85%	.81%	.78%
Expenses net of fee waivers, if any	.73%	.77%	.85%	.81%	.78%
Expenses net of all reductions	.73%	.77%	.84%	.80%	.77%
Net investment income (loss)	2.75%	2.79%	4.50% D	2.00%	1.12%
Supplemental Data
Net assets, end of period (000 omitted)	$2,840,710	$2,407,641	$980,644	$676,312	$1,152,173
Portfolio turnover rate H	43%	56% I	31%	79%	59%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.82%.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I The portfolio turnover rate does not include the assets acquired in the merger.

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.
Energy Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Energy Portfolio	$336,105

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investments companies (PFIC), partnerships, deferred Trustee compensation, capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,131,819,264
Gross unrealized depreciation	(25,206,828)
Net unrealized appreciation (depreciation)	$1,106,612,436)
Tax Cost	$1,775,512,905

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,200,162,975)
Net unrealized appreciation (depreciation) on securities and other investments	$1,104,063,112

Due to a merger in a prior period, approximately $390,759,990 of the Fund's realized losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $2,077,904 of those capital losses per year to offset gains. These realized losses were acquired from Select Natural Gas Portfolio when it merged into the Fund on November 19, 2021.

Due to a merger in a prior period, approximately $320,127,296 of the Fund's realized losses and a portion of the Fund's unrealized losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $3,367,549 of those capital losses per year to offset gains. These realized and unrealized losses were acquired from Select Energy Service Portfolio when it merged into the Fund on November 19, 2021.

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(463,978,664)
Long-term	(736,184,311)
Total capital loss carryforward	$(1,200,162,975)

The tax character of distributions paid was as follows:

	February 28, 2023	February 28, 2022
Ordinary Income	$76,651,144	$ 31,460,812

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	1,245,039,230	1,236,016,778
4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Energy Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$33,462

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented as Notes payable to affiliates in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$11,772,827	2.86%	$130,182

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Energy Portfolio	67,861,814	145,361,073	2,659,746
5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Energy Portfolio	$4,852
6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Energy Portfolio	$13,861	$-	$-
7. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	$4,316,125	2.70%	$2,591
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $100,733.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
11. Prior Fiscal Year Merger Information.
On November 19, 2021, the Fund acquired all of the assets and assumed all of the liabilities of each Target Fund listed in the below table pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The securities held by each Target Fund were the primary assets acquired by the Fund. The acquisition was accomplished by an exchange of shares of the Fund for shares then outstanding of each Target Fund at their respective net asset value on the acquisition date. The reorganization provides shareholders of each Target Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of each Target Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from each Target Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Target Fund	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Energy Service Portfolio	239,225,585	(29,042,821)	240,539,236	6,902,147	.5578794835
Natural Gas Portfolio	148,458,051	3,907,464	148,421,708	4,258,862	.4453142037

Surviving Fund	Net Assets $	Total net assets after the acquisition $
Energy Portfolio	1,269,646,810	1,658,607,754

Pro forma results of operations of the combined entity for the entire period ended February 28, 2022, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$41,213,855
Total net realized gain (loss)	31,547,962
Total change in net unrealized appreciation (depreciation)	637,928,213
Net increase (decrease) in net assets resulting from operations	$710,690,030

Because the combined investment portfolios have been managed as a single portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of the acquired funds that have been included in the Fund's Statement of Operations since November 19, 2021.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Energy Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Energy Portfolio (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023

Energy Portfolio	.73%
Actual		$ 1,000	$ 1,062.50	$ 3.73
Hypothetical- B		$ 1,000	$ 1,021.17	$ 3.66

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.813649.118
SELNR-ANN-0423
Fidelity® Environment and Alternative Energy Fund
Fidelity® Natural Resources Fund

Annual Report
February 28, 2023

Contents

Fidelity® Environment and Alternative Energy Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Natural Resources Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

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Fidelity® Environment and Alternative Energy Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Environment and Alternative Energy Fund	-9.46%	6.49%	9.79%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Environment and Alternative Energy Fund on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity® Environment and Alternative Energy Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Julia Pei:
For the fiscal year ending February 28, 2023, the fund returned -9.46%, trailing the -3.95% result of the FTSE EO & Alternative Energy Index, as well as the broad-based S&P 500 ® index. The largest detractor from performance versus the industry index was stock selection in specialty chemicals. Also hindering performance was positioning in automobile manufacturers and environmental & facilities services. The fund's largest individual relative detractor was untimely positioning in Tesla, which returned -29% the past year. The company was among our biggest holdings. Another notable relative detractor was our outsized stake in Waste Management (-11%), a position we established this period. Also hampering performance was untimely positioning in IBM, which gained roughly 10%. We added to our position the past 12 months. The fund's foreign holdings also detracted overall, partly due to a broadly strong U.S. dollar.   In contrast, the biggest contributor to performance versus the industry index were stock picks in semiconductors. An overweighting in industrial gases and stock picks in building products also boosted the fund's relative result. The fund's largest individual relative contributor was an overweighting in Linde, which gained 20% the past year. The company was among the fund's largest holdings. Another key contributor was our out-of-index position in onsemi (+23%). We reduced our stake this period. The fund's non-index investment in Deere gained roughly 18%. We decreased our position in the company the past 12 months. Notable changes in positioning include a higher allocation to the industrial gases and semiconductors subindustries.
Note to shareholders: On January 30, 2023, Asher Anolic came off the fund, leaving Julie Pei as sole manager.
Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Environment and Alternative Energy Fund
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	13.2
Tesla, Inc.	9.3
Linde PLC	8.0
Danaher Corp.	7.2
Analog Devices, Inc.	4.9
IBM Corp.	4.9
Prologis (REIT), Inc.	4.7
Eaton Corp. PLC	4.3
Waste Management, Inc.	3.7
Cummins, Inc.	2.8
63.0

Industries (% of Fund's net assets)

Software	13.5
Semiconductors & Semiconductor Equipment	12.3
Automobiles	9.3
Chemicals	8.4
Life Sciences Tools & Services	8.4
Electrical Equipment	6.8
Commercial Services & Supplies	5.2
Independent Power and Renewable Electricity Producers	5.1
IT Services	4.9
Equity Real Estate Investment Trusts (Reits)	4.7
Building Products	4.5
Machinery	4.2
Electric Utilities	3.4
Construction & Engineering	2.6
Containers & Packaging	1.8
Oil, Gas & Consumable Fuels	1.7
Energy Equipment & Services	0.9
Electronic Equipment & Components	0.7
Metals & Mining	0.6
Aerospace & Defense	0.3
Professional Services	0.1

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Fidelity® Environment and Alternative Energy Fund
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 99.4%
	Shares	Value ($)
Aerospace & Defense - 0.3%
Aerospace & Defense - 0.3%
BWX Technologies, Inc.	22,600	1,381,086
Woodward, Inc.	1,900	188,100
		1,569,186
Automobiles - 9.3%
Automobile Manufacturers - 9.3%
Tesla, Inc. (a)	214,280	44,079,539
Building Products - 4.5%
Building Products - 4.5%
Owens Corning	54,020	5,282,616
The AZEK Co., Inc. (a)(b)	134,380	3,237,214
Trane Technologies PLC	69,800	12,910,906
		21,430,736
Chemicals - 8.4%
Industrial Gases - 8.0%
Linde PLC	108,440	37,777,243
Specialty Chemicals - 0.4%
Aspen Aerogels, Inc. (a)	197,880	2,146,998
TOTAL CHEMICALS		39,924,241
Commercial Services & Supplies - 5.2%
Environmental & Facility Services - 5.2%
Clean Harbors, Inc. (a)	29,590	3,907,951
Tetra Tech, Inc.	23,140	3,167,635
Waste Management, Inc.	117,870	17,652,211
		24,727,797
Construction & Engineering - 2.6%
Construction & Engineering - 2.6%
AECOM	98,300	8,489,188
Quanta Services, Inc.	23,210	3,746,094
		12,235,282
Containers & Packaging - 1.8%
Metal & Glass Containers - 1.8%
Ball Corp.	148,390	8,341,002
Electric Utilities - 3.4%
Electric Utilities - 3.4%
ORSTED A/S (c)	68,040	5,922,410
PG&E Corp. (a)	647,250	10,110,045
		16,032,455
Electrical Equipment - 6.8%
Electrical Components & Equipment - 6.1%
Acuity Brands, Inc.	5,320	1,031,867
Eaton Corp. PLC	115,880	20,270,888
Fluence Energy, Inc. (a)(b)	123,670	2,308,919
Hubbell, Inc. Class B	8,230	2,070,174
Plug Power, Inc. (a)(b)	63,690	947,070
Sunrun, Inc. (a)	87,510	2,103,740
		28,732,658
Heavy Electrical Equipment - 0.7%
Bloom Energy Corp. Class A (a)(b)	96,400	2,090,916
NuScale Power Corp. (a)(b)	129,300	1,338,255
		3,429,171
TOTAL ELECTRICAL EQUIPMENT		32,161,829
Electronic Equipment & Components - 0.7%
Electronic Equipment & Instruments - 0.7%
Badger Meter, Inc.	1,120	136,214
Itron, Inc. (a)	53,600	2,989,272
		3,125,486
Energy Equipment & Services - 0.9%
Oil & Gas Equipment & Services - 0.9%
Baker Hughes Co. Class A	137,030	4,193,118
Equity Real Estate Investment Trusts (REITs) - 4.7%
Industrial REITs - 4.7%
Prologis (REIT), Inc.	180,820	22,313,188
Independent Power and Renewable Electricity Producers - 5.1%
Independent Power Producers & Energy Traders - 3.6%
RWE AG	214,500	9,129,516
The AES Corp.	312,980	7,724,346
		16,853,862
Renewable Electricity - 1.5%
Brookfield Renewable Corp.	195,320	5,439,662
Energy Absolute PCL NVDR	742,250	1,648,976
		7,088,638
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		23,942,500
IT Services - 4.9%
IT Consulting & Other Services - 4.9%
IBM Corp.	179,030	23,148,579
Life Sciences Tools & Services - 8.4%
Life Sciences Tools & Services - 8.4%
Agilent Technologies, Inc.	39,740	5,641,888
Danaher Corp.	137,210	33,963,591
		39,605,479
Machinery - 4.2%
Agricultural & Farm Machinery - 0.8%
Deere & Co.	9,290	3,894,740
Construction Machinery & Heavy Trucks - 2.8%
Cummins, Inc.	53,622	13,034,436
Industrial Machinery - 0.6%
Timken Co.	36,100	3,084,745
TOTAL MACHINERY		20,013,921
Metals & Mining - 0.6%
Diversified Metals & Mining - 0.6%
Lynas Rare Earths Ltd. (a)	500,804	2,750,417
Oil, Gas & Consumable Fuels - 1.7%
Oil & Gas Exploration & Production - 0.9%
Denbury, Inc. (a)	49,510	4,127,649
Oil & Gas Refining & Marketing - 0.8%
Neste OYJ	80,000	3,866,105
TOTAL OIL, GAS & CONSUMABLE FUELS		7,993,754
Professional Services - 0.1%
Research & Consulting Services - 0.1%
KBR, Inc.	4,260	234,769
Semiconductors & Semiconductor Equipment - 12.3%
Semiconductor Equipment - 3.3%
AEHR Test Systems (a)	8,890	296,482
Enphase Energy, Inc. (a)	36,100	7,600,133
Entegris, Inc.	6,100	519,903
SolarEdge Technologies, Inc. (a)	22,310	7,092,795
		15,509,313
Semiconductors - 9.0%
Allegro MicroSystems LLC (a)	93,470	4,082,770
Analog Devices, Inc.	126,910	23,284,178
NXP Semiconductors NV	20,220	3,608,866
onsemi (a)	150,350	11,638,594
		42,614,408
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		58,123,721
Software - 13.5%
Application Software - 0.3%
Aspen Technology, Inc. (a)	6,230	1,320,822
Systems Software - 13.2%
Microsoft Corp.	250,920	62,584,466
TOTAL SOFTWARE		63,905,288
TOTAL COMMON STOCKS (Cost $414,381,496)		469,852,287

Convertible Preferred Stocks - 0.0%
	Shares	Value ($)
Electronic Equipment & Components - 0.0%
Electronic Components - 0.0%
CelLink Corp. Series D (a)(d)(e) (Cost $295,699)	14,200	184,884

Money Market Funds - 1.2%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (f)	480,542	480,638
Fidelity Securities Lending Cash Central Fund 4.63% (f)(g)	5,109,814	5,110,325
TOTAL MONEY MARKET FUNDS (Cost $5,590,963)		5,590,963

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $420,268,158)	475,628,134
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(3,024,304)
NET ASSETS - 100.0%	472,603,830

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,922,410 or 1.3% of net assets.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $184,884 or 0.0% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
CelLink Corp. Series D	1/20/22	295,699

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	620,575	67,251,993	67,391,930	39,672	-	-	480,638	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	1,297,050	85,681,854	81,868,579	90,570	-	-	5,110,325	0.0%
Total	1,917,625	152,933,847	149,260,509	130,242	-	-	5,590,963

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	469,852,287	461,179,460	8,672,827	-

Convertible Preferred Stocks	184,884	-	-	184,884

Money Market Funds	5,590,963	5,590,963	-	-
Total Investments in Securities:	475,628,134	466,770,423	8,672,827	184,884

Fidelity® Environment and Alternative Energy Fund
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $4,979,104) - See accompanying schedule:
Unaffiliated issuers (cost $414,677,195)	$470,037,171
Fidelity Central Funds (cost $5,590,963)	5,590,963

Total Investment in Securities (cost $420,268,158)		$475,628,134
Foreign currency held at value (cost $5)		5
Receivable for investments sold		2,534,870
Receivable for fund shares sold		392,830
Dividends receivable		862,834
Distributions receivable from Fidelity Central Funds		14,280
Prepaid expenses		971
Total assets		479,433,924
Liabilities
Payable for investments purchased	$938,726
Payable for fund shares redeemed	431,903
Accrued management fee	211,529
Other affiliated payables	109,366
Other payables and accrued expenses	28,245
Collateral on securities loaned	5,110,325
Total Liabilities		6,830,094
Net Assets		$472,603,830
Net Assets consist of:
Paid in capital		$546,618,489
Total accumulated earnings (loss)		(74,014,659)
Net Assets		$472,603,830
Net Asset Value , offering price and redemption price per share ($472,603,830 ÷ 16,968,880 shares)		$27.85

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$7,913,482
Income from Fidelity Central Funds (including $90,570 from security lending)		130,242
Total Income		8,043,724
Expenses
Management fee	$3,228,120
Transfer agent fees	1,318,834
Accounting fees	209,780
Custodian fees and expenses	19,239
Independent trustees' fees and expenses	2,143
Registration fees	35,306
Audit	47,712
Legal	2,510
Interest	6,784
Miscellaneous	3,135
Total expenses before reductions	4,873,563
Expense reductions	(22,188)
Total expenses after reductions		4,851,375
Net Investment income (loss)		3,192,349
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $24,438)	(103,176,826)
Foreign currency transactions	(9,970)
Total net realized gain (loss)		(103,186,796)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $15,075)	14,332,944
Assets and liabilities in foreign currencies	(5,090)
Total change in net unrealized appreciation (depreciation)		14,327,854
Net gain (loss)		(88,858,942)
Net increase (decrease) in net assets resulting from operations		$(85,666,593)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,192,349	$2,066,511
Net realized gain (loss)	(103,186,796)	45,207,872
Change in net unrealized appreciation (depreciation)	14,327,854	(30,454,510)
Net increase (decrease) in net assets resulting from operations	(85,666,593)	16,819,873
Distributions to shareholders	(3,228,177)	(64,644,758)
Share transactions
Proceeds from sales of shares	106,568,582	631,087,095
Reinvestment of distributions	3,006,815	61,338,201
Cost of shares redeemed	(303,818,497)	(262,840,215)
Net increase (decrease) in net assets resulting from share transactions	(194,243,100)	429,585,081
Total increase (decrease) in net assets	(283,137,870)	381,760,196

Net Assets
Beginning of period	755,741,700	373,981,504
End of period	$472,603,830	$755,741,700

Other Information
Shares
Sold	3,656,658	18,010,951
Issued in reinvestment of distributions	111,940	1,802,725
Redeemed	(11,200,238)	(7,814,961)
Net increase (decrease)	(7,431,640)	11,998,715

Financial Highlights
Fidelity® Environment and Alternative Energy Fund

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$30.97	$30.16	$23.80	$24.92	$26.31
Income from Investment Operations
Net investment income (loss) B,C	.15	.11	.24	.27	.24
Net realized and unrealized gain (loss)	(3.09)	3.46	8.02	(.81)	(.25)
Total from investment operations	(2.94)	3.57	8.26	(.54)	(.01)
Distributions from net investment income	(.18)	(.10)	(.26)	(.23)	(.22)
Distributions from net realized gain	-	(2.66)	(1.64)	(.35)	(1.16)
Total distributions	(.18)	(2.76)	(1.90)	(.58)	(1.38)
Net asset value, end of period	$27.85	$30.97	$30.16	$23.80	$24.92
Total Return D	(9.46)%	11.02%	38.97%	(2.35)%	.39%
Ratios to Average Net Assets C,E,F
Expenses before reductions	.79%	.79%	.85%	.85%	.87%
Expenses net of fee waivers, if any	.79%	.79%	.85%	.85%	.87%
Expenses net of all reductions	.79%	.79%	.85%	.85%	.87%
Net investment income (loss)	.52%	.33%	.95%	1.08%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$472,604	$755,742	$373,982	$181,456	$160,960
Portfolio turnover rate G	34%	89%	28%	49%	62%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Natural Resources Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Natural Resources Fund	19.78%	9.58%	3.68%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Natural Resources Fund on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity® Natural Resources Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Ashley Fernandes:
For the fiscal year ending February 28, 2023, the fund gained 19.78%, notably outpacing the 10.19% advance of the S&P North American Natural Resources Sector Index and outperforming the broad-based S&P 500 ® index by a wide margin. The top contributors to performance versus the industry index were stock picks and an overweighting in oil & gas exploration & production. Stock picks and an overweighting in oil & gas equipment & services and an underweighting in gold also bolstered the fund's relative result. The fund's biggest individual relative contributor was an outsized stake in Exxon Mobil, which gained 45% the past year and was the fund's largest holding. Also boosting value was our overweight in Hess, which gained 35% and was another of our biggest holdings. An outsized stake in Weatherford International (+133%) also added notable value. This period we increased our stake in the company. In contrast, the largest detractors from performance versus the industry index were an overweighting and stock selection in copper. An overweighting and stock picks in diversified metals & mining also hampered the fund's relative performance. The fund's largest individual relative detractor was an overweighting in Freeport-McMoRan, which returned -12% the past 12 months. The company was among our biggest holdings. Our second-largest relative detractor was avoiding Marathon Petroleum, an index component that gained roughly 63%. An out-of-index investment in First Quantum Minerals (-25%) also hurt. Notable changes in positioning include a higher allocation to the oil & gas equipment & services and oil & gas refining & marketing subindustries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Natural Resources Fund
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.	19.0
Hess Corp.	8.4
Canadian Natural Resources Ltd.	7.9
Imperial Oil Ltd.	6.3
Freeport-McMoRan, Inc.	4.7
Phillips 66 Co.	4.6
Schlumberger Ltd.	4.6
Valero Energy Corp.	4.5
MEG Energy Corp.	4.3
Kosmos Energy Ltd.	3.3
67.6

Industries (% of Fund's net assets)

Oil, Gas & Consumable Fuels	64.7
Energy Equipment & Services	12.9
Metals & Mining	11.7
Chemicals	4.2
Containers & Packaging	4.1

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Fidelity® Natural Resources Fund
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 97.6%
	Shares	Value ($)
Chemicals - 4.2%
Commodity Chemicals - 1.7%
Chemtrade Logistics Income Fund	828,800	5,575,950
LyondellBasell Industries NV Class A	89,600	8,600,704
		14,176,654
Diversified Chemicals - 0.5%
The Chemours Co. LLC	109,800	3,752,964
Fertilizers & Agricultural Chemicals - 0.5%
CF Industries Holdings, Inc.	48,900	4,200,021
Industrial Gases - 1.1%
Linde PLC	24,900	8,674,413
Specialty Chemicals - 0.4%
Celanese Corp. Class A	30,600	3,556,638
TOTAL CHEMICALS		34,360,690
Containers & Packaging - 4.1%
Metal & Glass Containers - 2.3%
Aptargroup, Inc.	85,400	9,967,888
Crown Holdings, Inc.	9,600	830,496
Greif, Inc. Class A	107,200	7,616,560
		18,414,944
Paper Packaging - 1.8%
Avery Dennison Corp.	55,200	10,056,888
Sealed Air Corp.	94,100	4,575,142
		14,632,030
TOTAL CONTAINERS & PACKAGING		33,046,974
Energy Equipment & Services - 12.9%
Oil & Gas Drilling - 0.7%
Diamond Offshore Drilling, Inc. (a)	100,900	1,198,692
Valaris Ltd. (a)	58,800	3,954,300
		5,152,992
Oil & Gas Equipment & Services - 12.2%
Expro Group Holdings NV (a)	1,083,300	24,623,409
Schlumberger Ltd.	701,000	37,300,210
TechnipFMC PLC (a)	902,500	13,799,225
Weatherford International PLC (a)	355,164	23,661,026
		99,383,870
TOTAL ENERGY EQUIPMENT & SERVICES		104,536,862
Metals & Mining - 11.7%
Copper - 7.1%
First Quantum Minerals Ltd.	880,500	19,236,134
Freeport-McMoRan, Inc.	934,700	38,294,659
		57,530,793
Diversified Metals & Mining - 3.4%
Glencore PLC	3,422,800	20,406,274
Horizonte Minerals PLC (a)	1,579,600	2,764,532
Ivanhoe Mines Ltd. (a)	551,000	4,603,444
		27,774,250
Gold - 1.2%
Franco-Nevada Corp.	77,900	9,943,454
TOTAL METALS & MINING		95,248,497
Oil, Gas & Consumable Fuels - 64.7%
Coal & Consumable Fuels - 0.6%
Cameco Corp. (b)	180,553	4,936,319
Integrated Oil & Gas - 27.3%
Equinor ASA sponsored ADR	536,600	16,371,666
Exxon Mobil Corp.	1,402,800	154,181,747
Imperial Oil Ltd.	1,032,400	51,063,889
		221,617,302
Oil & Gas Exploration & Production - 27.1%
Africa Oil Corp.	5,977,121	12,221,449
Canadian Natural Resources Ltd.	1,131,200	63,924,112
Deltic Energy PLC (a)	24,667,915	697,287
Eco Atlantic Oil & Gas Ltd. (a)	3,803,000	1,031,228
Hess Corp.	505,800	68,131,260
Kosmos Energy Ltd. (a)	3,452,500	27,171,175
MEG Energy Corp. (a)	2,194,012	34,666,837
Talos Energy, Inc. (a)	103,900	1,850,459
Tourmaline Oil Corp.	242,100	10,610,172
		220,303,979
Oil & Gas Refining & Marketing - 9.7%
Delek U.S. Holdings, Inc.	65,200	1,641,084
PBF Energy, Inc. Class A	82,900	3,623,559
Phillips 66 Co.	366,616	37,600,137
Valero Energy Corp.	276,100	36,370,653
		79,235,433
TOTAL OIL, GAS & CONSUMABLE FUELS		526,093,033
TOTAL COMMON STOCKS (Cost $561,836,770)		793,286,056

Money Market Funds - 1.7%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (c)	8,696,194	8,697,934
Fidelity Securities Lending Cash Central Fund 4.63% (c)(d)	5,143,736	5,144,250
TOTAL MONEY MARKET FUNDS (Cost $13,842,184)		13,842,184

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $575,678,954)	807,128,240
NET OTHER ASSETS (LIABILITIES) - 0.7%	5,300,840
NET ASSETS - 100.0%	812,429,080

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	5,185,303	220,931,359	217,418,728	197,425	-	-	8,697,934	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	18,439,385	152,215,332	165,510,467	39,015	-	-	5,144,250	0.0%
Total	23,624,688	373,146,691	382,929,195	236,440	-	-	13,842,184

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	793,286,056	772,879,782	20,406,274	-

Money Market Funds	13,842,184	13,842,184	-	-
Total Investments in Securities:	807,128,240	786,721,966	20,406,274	-

Fidelity® Natural Resources Fund
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $4,934,870) - See accompanying schedule:
Unaffiliated issuers (cost $561,836,770)	$793,286,056
Fidelity Central Funds (cost $13,842,184)	13,842,184

Total Investment in Securities (cost $575,678,954)		$807,128,240
Foreign currency held at value (cost $19)		24
Receivable for investments sold		7,205,808
Receivable for fund shares sold		5,706,694
Dividends receivable		2,250,622
Distributions receivable from Fidelity Central Funds		55,230
Prepaid expenses		2,774
Other receivables		82,424
Total assets		822,431,816
Liabilities
Payable for investments purchased	$3,485,880
Payable for fund shares redeemed	749,305
Accrued management fee	362,016
Other affiliated payables	143,227
Other payables and accrued expenses	118,058
Collateral on securities loaned	5,144,250
Total Liabilities		10,002,736
Net Assets		$812,429,080
Net Assets consist of:
Paid in capital		$853,225,602
Total accumulated earnings (loss)		(40,796,522)
Net Assets		$812,429,080
Net Asset Value , offering price and redemption price per share ($812,429,080 ÷ 20,321,529 shares)		$39.98

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$22,061,786
Income from Fidelity Central Funds (including $39,015 from security lending)		236,440
Total Income		22,298,226
Expenses
Management fee	$3,952,551
Transfer agent fees	1,371,619
Accounting fees	243,740
Custodian fees and expenses	32,889
Independent trustees' fees and expenses	2,488
Registration fees	93,794
Audit	50,627
Legal	788
Interest	10,132
Miscellaneous	3,735
Total expenses before reductions	5,762,363
Expense reductions	(25,812)
Total expenses after reductions		5,736,551
Net Investment income (loss)		16,561,675
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	16,006,711
Foreign currency transactions	(73,780)
Total net realized gain (loss)		15,932,931
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	64,591,935
Assets and liabilities in foreign currencies	(1,683)
Total change in net unrealized appreciation (depreciation)		64,590,252
Net gain (loss)		80,523,183
Net increase (decrease) in net assets resulting from operations		$97,084,858
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,561,675	$7,161,576
Net realized gain (loss)	15,932,931	22,873,313
Change in net unrealized appreciation (depreciation)	64,590,252	124,171,738
Net increase (decrease) in net assets resulting from operations	97,084,858	154,206,627
Distributions to shareholders	(18,584,123)	(5,734,164)
Share transactions
Proceeds from sales of shares	634,417,680	383,163,467
Reinvestment of distributions	17,432,108	5,352,192
Cost of shares redeemed	(515,954,973)	(231,841,612)
Net increase (decrease) in net assets resulting from share transactions	135,894,815	156,674,047
Total increase (decrease) in net assets	214,395,550	305,146,510

Net Assets
Beginning of period	598,033,530	292,887,020
End of period	$812,429,080	$598,033,530

Other Information
Shares
Sold	16,884,073	13,086,738
Issued in reinvestment of distributions	466,676	199,634
Redeemed	(14,503,991)	(8,430,799)
Net increase (decrease)	2,846,758	4,855,573

Financial Highlights
Fidelity® Natural Resources Fund

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$34.22	$23.21	$20.59	$25.55	$27.51
Income from Investment Operations
Net investment income (loss) B,C	.83	.51	.30	.30	.29
Net realized and unrealized gain (loss)	5.87	10.91	2.69	(4.88)	(1.97)
Total from investment operations	6.70	11.42	2.99	(4.58)	(1.68)
Distributions from net investment income	(.94)	(.41)	(.37)	(.30)	(.28)
Distributions from net realized gain	-	-	-	(.08)	- D
Total distributions	(.94)	(.41)	(.37)	(.38)	(.28)
Net asset value, end of period	$39.98	$34.22	$23.21	$20.59	$25.55
Total Return E	19.78%	49.71%	14.76%	(18.25)%	(6.06)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.77%	.82%	.89%	.84%	.81%
Expenses net of fee waivers, if any	.77%	.81%	.89%	.84%	.81%
Expenses net of all reductions	.77%	.81%	.88%	.84%	.80%
Net investment income (loss)	2.21%	1.84%	1.62%	1.18%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$812,429	$598,034	$292,887	$315,533	$424,167
Portfolio turnover rate H	74%	98%	90%	8%	26%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.

Fidelity Environment and Alternative Energy Fund and   Fidelity Natural Resources Fund (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Fidelity Natural Resources Fund may also invest in certain precious metals.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts,   ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Natural Resources Fund	$ 82,424

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Environment and Alternative Energy Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, partnerships, certain foreign taxes, passive foreign investment companies (PFIC), deferred Trustee compensation and   capital loss carryforwards and   losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Environment and Alternative Energy Fund	$423,925,811	$75,132,570	$(23,430,247)	$51,702,323
Fidelity Natural Resources Fund	581,345,367	238,158,794	(12,375,921)	225,782,873

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Environment and Alternative Energy Fund	$-	$(125,059,440)	$51,696,755
Fidelity Natural Resources Fund	1,175,087	(267,670,186)	225,782,763

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Environment and Alternative Energy Fund	$(90,583,038)	$(34,476,402)	$(125,059,440)
Fidelity Natural Resources Fund	(93,181,409)	(174,488,777)	(267,670,186)

Certain of the Funds intend to elect to defer to the next fiscal year ordinary losses recognized during the period January 1, 2023 to February 28, 2023. Loss deferrals were as follows:
Ordinary Losses
Fidelity Environment and Alternative Energy Fund	$(657,360)

The tax character of distributions paid was as follows:

February 28, 2023
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Environment and Alternative Energy Fund	$3,228,177	$ -	$3,228,177
Fidelity Natural Resources Fund	18,584,123	-	18,584,123

February 28, 2022
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Environment and Alternative Energy Fund	$6,756,801	$57,887,957	$64,644,758
Fidelity Natural Resources Fund	5,734,164	-	5,734,164

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Environment and Alternative Energy Fund	210,397,570	404,970,986
Fidelity Natural Resources Fund	665,954,799	545,714,598
5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Environment and Alternative Energy Fund	.30%	.23%	.52%
Fidelity Natural Resources Fund	.30%	.23%	.53%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Environment and Alternative Energy Fund	.21%
Fidelity Natural Resources Fund	.18%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Environment and Alternative Energy Fund	.03
Fidelity Natural Resources Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Environment and Alternative Energy Fund	$ 5,887
Fidelity Natural Resources Fund	20,032

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Environment and Alternative Energy Fund	Borrower	$ 10,524,286	3.32%	$ 6,784
Fidelity Natural Resources Fund	Borrower	$ 5,503,371	1.74%	$ 9,289

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Environment and Alternative Energy Fund	3,320,455	14,369,538	(3,803,443)
Fidelity Natural Resources Fund	51,481,080	50,979,009	(689,613)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Environment and Alternative Energy Fund	$ 1,182
Fidelity Natural Resources Fund	1,230
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Environment and Alternative Energy Fund	$ 9,625	$ 436	$257,715
Fidelity Natural Resources Fund	$ 4,006	$ -	$-
8. Bank Borrowings.
Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Natural Resources Fund	$ 1,824,000	2.08%	$ 843
9. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Natural Resources Fund	43

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:
Amount
Fidelity Environment and Alternative Energy Fund	$ 22,188
Fidelity Natural Resources Fund	25,769
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Fidelity Environment and Alternative Energy Fund and Fidelity Natural Resources Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Environment and Alternative Energy Fund and Fidelity Natural Resources Fund (two of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2023, the related statements of operations for the year ended February 28, 2023, the statements of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2023 and each of the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.   Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, issuer of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures.   We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023

Fidelity® Environment and Alternative Energy Fund	.81%
Actual		$ 1,000	$ 993.60	$ 4.00
Hypothetical- B		$ 1,000	$ 1,020.78	$ 4.06

Fidelity® Natural Resources Fund	.76%
Actual		$ 1,000	$ 1,136.40	$ 4.03
Hypothetical- B		$ 1,000	$ 1,021.03	$ 3.81

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Environment and Alternative Energy Fund
December 2022	100%
Fidelity Natural Resources Fund
April 2022	40%
December 2022	54%
A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Environment and Alternative Energy Fund
December 2022	100%
Fidelity Natural Resources Fund
April 2022	100%
December 2022	100%

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9901475.101
EAE-NRF-ANN-0423
Fidelity® Select Portfolios®
Consumer Staples Sector

Consumer Staples Portfolio

Annual Report
February 28, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-7.15%	6.26%	6.84%
Class M (incl.3.50% sales charge)	-5.18%	6.47%	6.80%
Class C (incl. contingent deferred sales charge)	-3.18%	6.72%	6.84%
Consumer Staples Portfolio	-1.21%	7.83%	7.78%
Class I	-1.22%	7.82%	7.76%
Class Z	-1.09%	7.94%	7.83%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples Portfolio, a class of the fund, on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Ben Shuleva:
For the fiscal year ending February 28, 2023, the fund's share classes (excluding sales charges, if applicable) returned about -2% to -1%, versus the -1.01% result of the MSCI U.S. IMI Consumer Staples 25/50 Index, and well ahead of the broad-based S&P 500® index. The largest detractor from performance relative to the sector index was security selection in the personal products category. Stock picks in advertising also notably hindered the fund's relative result. The fund's biggest individual relative detractor was an overweight in Herbalife Nutrition, which returned -46% the past 12 months. We pared our stake. Another notable relative detractor was an out-of-index investment in Advantage Solutions (-72%). The fund's non-index position in Olaplex Holdings, which we established this period, returned roughly -63%. In contrast, stock picks in the packaged foods & meats segment gave the biggest boost to the fund's performance versus the sector index. Security selection in the hypermarkets & super centers group and household products category also bolstered the fund's relative result. The fund's biggest individual relative contributor was an outsized stake in Monster Beverage, which gained 20% the past 12 months. Though we reduced our shares in the company, it was among our largest holdings at period end. Also lifting the fund's performance was our overweight in Lamb Weston Holdings, which gained approximately 51%. Lamb Weston was not held at period end. Another notable relative contributor was an underweight in Costco Wholesale (-4%), a stake we established the past year. Notable changes in positioning include reduced exposure to the tobacco group and an increased weight in distillers & vintners.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Procter & Gamble Co.	14.2
The Coca-Cola Co.	14.2
Walmart, Inc.	6.5
Mondelez International, Inc.	5.9
Altria Group, Inc.	5.5
Constellation Brands, Inc. Class A (sub. vtg.)	4.4
Monster Beverage Corp.	4.3
Philip Morris International, Inc.	4.3
PepsiCo, Inc.	4.2
Keurig Dr. Pepper, Inc.	4.1
67.6

Industries (% of Fund's net assets)

Beverages	35.8
Household Products	21.6
Food Products	17.2
Food & Staples Retailing	11.7
Tobacco	9.8
Personal Products	2.4
Internet & Direct Marketing Retail	0.8
Household Durables	0.4
Media	0.3
Hotels, Restaurants & Leisure	0.0

Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 100.0%
	Shares	Value ($)
Beverages - 35.8%
Brewers - 2.9%
Boston Beer Co., Inc. Class A (a)	139,100	45,040,580
Distillers & Vintners - 5.5%
Brown-Forman Corp. Class B (non-vtg.)	27,400	1,777,438
Constellation Brands, Inc. Class A (sub. vtg.)	304,384	68,090,701
Diageo PLC	372,624	15,812,847
Pernod Ricard SA	1,600	334,572
		86,015,558
Soft Drinks - 27.4%
Celsius Holdings, Inc. (a)	15,000	1,362,000
Keurig Dr. Pepper, Inc.	1,841,827	63,635,123
Monster Beverage Corp. (a)	657,013	66,857,643
PepsiCo, Inc.	375,604	65,178,562
Primo Water Corp.	433,500	6,710,580
The Coca-Cola Co.	3,698,018	220,069,051
The Vita Coco Co., Inc. (a)	8,800	148,808
		423,961,767
TOTAL BEVERAGES		555,017,905
Food & Staples Retailing - 11.7%
Drug Retail - 0.2%
Walgreens Boots Alliance, Inc.	59,100	2,099,823
Food Distributors - 2.9%
Performance Food Group Co. (a)	144,800	8,194,232
Sysco Corp.	276,956	20,652,609
U.S. Foods Holding Corp. (a)	441,674	16,576,025
		45,422,866
Food Retail - 1.3%
Albertsons Companies, Inc.	557,100	11,075,148
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	14,400	675,518
Grocery Outlet Holding Corp. (a)	74,050	2,003,053
Kroger Co.	144,600	6,238,044
		19,991,763
Hypermarkets & Super Centers - 7.3%
Costco Wholesale Corp.	26,900	13,024,442
Walmart, Inc.	705,900	100,329,567
		113,354,009
TOTAL FOOD & STAPLES RETAILING		180,868,461
Food Products - 17.2%
Agricultural Products - 3.4%
Archer Daniels Midland Co.	113,600	9,042,560
Bunge Ltd.	303,993	29,031,332
Darling Ingredients, Inc. (a)	197,961	12,524,992
Ingredion, Inc.	16,000	1,590,400
		52,189,284
Packaged Foods & Meats - 13.8%
Conagra Brands, Inc.	354,541	12,908,838
Freshpet, Inc. (a)(b)	269,600	16,763,728
Laird Superfood, Inc. (a)(b)	220,582	247,052
McCormick & Co., Inc. (non-vtg.)	119,900	8,910,968
Mondelez International, Inc.	1,409,497	91,871,014
Nomad Foods Ltd. (a)	1,876,159	33,620,769
Pilgrim's Pride Corp. (a)	32,200	753,158
Sovos Brands, Inc. (a)	292,298	3,820,335
The Hain Celestial Group, Inc. (a)	125,700	2,241,231
The Kraft Heinz Co.	27,000	1,051,380
The Real Good Food Co. LLC:
Class B (c)	58,667	1
Class B unit (d)	58,667	226,455
The Simply Good Foods Co. (a)	113,800	4,357,402
TreeHouse Foods, Inc. (a)	402,708	19,648,123
Tyson Foods, Inc. Class A	286,166	16,952,474
		213,372,928
TOTAL FOOD PRODUCTS		265,562,212
Hotels, Restaurants & Leisure - 0.0%
Restaurants - 0.0%
Compass Group PLC	4	92
Household Durables - 0.4%
Household Appliances - 0.3%
Helen of Troy Ltd. (a)	41,500	4,676,635
Housewares & Specialties - 0.1%
Tupperware Brands Corp. (a)	276,662	1,134,314
TOTAL HOUSEHOLD DURABLES		5,810,949
Household Products - 21.6%
Household Products - 21.6%
Church & Dwight Co., Inc.	30,300	2,538,534
Colgate-Palmolive Co.	124,700	9,140,510
Energizer Holdings, Inc. (b)	913,144	33,083,207
Kimberly-Clark Corp.	164,533	20,574,852
Procter & Gamble Co.	1,600,282	220,134,790
Reckitt Benckiser Group PLC	82,200	5,703,448
Reynolds Consumer Products, Inc. (b)	412,339	11,314,582
Spectrum Brands Holdings, Inc.	275,000	17,605,500
The Clorox Co.	94,174	14,638,407
		334,733,830
Internet & Direct Marketing Retail - 0.8%
Internet & Direct Marketing Retail - 0.8%
Amazon.com, Inc. (a)	128,800	12,136,824
Media - 0.3%
Advertising - 0.3%
Advantage Solutions, Inc. Class A (a)(b)	2,060,867	4,533,907
Personal Products - 2.4%
Personal Products - 2.4%
BellRing Brands, Inc. (a)	151,700	4,684,496
Edgewell Personal Care Co. (b)	26,100	1,114,470
Estee Lauder Companies, Inc. Class A	27,155	6,600,023
Herbalife Nutrition Ltd. (a)(b)	749,050	14,494,118
Olaplex Holdings, Inc. (a)(b)	2,198,100	10,814,652
		37,707,759
Tobacco - 9.8%
Tobacco - 9.8%
Altria Group, Inc.	1,847,617	85,784,857
Philip Morris International, Inc.	685,182	66,668,209
		152,453,066
TOTAL COMMON STOCKS (Cost $1,234,376,846)		1,548,825,005

Money Market Funds - 2.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (e)	691,479	691,618
Fidelity Securities Lending Cash Central Fund 4.63% (e)(f)	36,894,714	36,898,404
TOTAL MONEY MARKET FUNDS (Cost $37,590,022)		37,590,022

TOTAL INVESTMENT IN SECURITIES - 102.4% (Cost $1,271,966,868)	1,586,415,027
NET OTHER ASSETS (LIABILITIES) - (2.4)%	(37,601,127)
NET ASSETS - 100.0%	1,548,813,900

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $226,455 or 0.0% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	14,588,277	206,081,384	219,978,043	87,644	-	-	691,618	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	13,163,424	344,789,252	321,054,272	39,959	-	-	36,898,404	0.1%
Total	27,751,701	550,870,636	541,032,315	127,603	-	-	37,590,022

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,548,825,005	1,527,308,617	21,516,387	1

Money Market Funds	37,590,022	37,590,022	-	-
Total Investments in Securities:	1,586,415,027	1,564,898,639	21,516,387	1

Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $35,485,524) - See accompanying schedule:
Unaffiliated issuers (cost $1,234,376,846)	$1,548,825,005
Fidelity Central Funds (cost $37,590,022)	37,590,022

Total Investment in Securities (cost $1,271,966,868)		$1,586,415,027
Receivable for investments sold		470,148
Receivable for fund shares sold		432,262
Dividends receivable		1,120,560
Distributions receivable from Fidelity Central Funds		2,412
Prepaid expenses		6,674
Other receivables		272,512
Total assets		1,588,719,595
Liabilities
Payable for investments purchased	$564,298
Payable for fund shares redeemed	1,021,497
Accrued management fee	696,239
Distribution and service plan fees payable	157,714
Other affiliated payables	255,154
Other payables and accrued expenses	312,618
Collateral on securities loaned	36,898,175
Total Liabilities		39,905,695
Net Assets		$1,548,813,900
Net Assets consist of:
Paid in capital		$1,240,880,615
Total accumulated earnings (loss)		307,933,285
Net Assets		$1,548,813,900

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($297,850,131 ÷ 3,264,269 shares) (a)		$91.25
Maximum offering price per share (100/94.25 of $91.25)		$96.82
Class M :
Net Asset Value and redemption price per share ($62,869,916 ÷ 697,735 shares) (a)		$90.11
Maximum offering price per share (100/96.50 of $90.11)		$93.38
Class C :
Net Asset Value and offering price per share ($78,496,964 ÷ 889,750 shares) (a)		$88.22
Consumer Staples :
Net Asset Value , offering price and redemption price per share ($862,837,178 ÷ 9,334,961 shares)		$92.43
Class I :
Net Asset Value , offering price and redemption price per share ($158,018,769 ÷ 1,714,573 shares)		$92.16
Class Z :
Net Asset Value , offering price and redemption price per share ($88,740,942 ÷ 964,084 shares)		$92.05
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$40,213,248
Income from Fidelity Central Funds (including $39,959 from security lending)		127,603
Total Income		40,340,851
Expenses
Management fee	$8,428,642
Transfer agent fees	2,631,292
Distribution and service plan fees	1,872,304
Accounting fees	455,820
Custodian fees and expenses	24,854
Independent trustees' fees and expenses	5,474
Registration fees	138,871
Audit	49,914
Legal	4,059
Interest	13,604
Miscellaneous	9,878
Total expenses before reductions	13,634,712
Expense reductions	(55,573)
Total expenses after reductions		13,579,139
Net Investment income (loss)		26,761,712
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	557,787
Foreign currency transactions	(48,065)
Total net realized gain (loss)		509,722
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(58,457,249)
Assets and liabilities in foreign currencies	(4,462)
Total change in net unrealized appreciation (depreciation)		(58,461,711)
Net gain (loss)		(57,951,989)
Net increase (decrease) in net assets resulting from operations		$(31,190,277)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,761,712	$23,869,410
Net realized gain (loss)	509,722	117,808,690
Change in net unrealized appreciation (depreciation)	(58,461,711)	106,519,256
Net increase (decrease) in net assets resulting from operations	(31,190,277)	248,197,356
Distributions to shareholders	(52,925,514)	(153,414,832)
Share transactions - net increase (decrease)	(73,640,667)	254,802,169
Total increase (decrease) in net assets	(157,756,458)	349,584,693

Net Assets
Beginning of period	1,706,570,358	1,356,985,665
End of period	$1,548,813,900	$1,706,570,358

Financial Highlights
Fidelity Advisor® Consumer Staples Fund Class A

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$95.55	$89.40	$79.57	$76.88	$87.07
Income from Investment Operations
Net investment income (loss) B,C	1.38	1.40	1.34	1.40	2.08 D
Net realized and unrealized gain (loss)	(2.79)	14.98	11.24	3.54	(2.64)
Total from investment operations	(1.41)	16.38	12.58	4.94	(.56)
Distributions from net investment income	(1.36)	(1.55)	(1.42)	(1.35)	(2.11)
Distributions from net realized gain	(1.53)	(8.68)	(1.33)	(.90)	(7.53)
Total distributions	(2.89)	(10.23)	(2.75)	(2.25)	(9.63) E
Net asset value, end of period	$91.25	$95.55	$89.40	$79.57	$76.88
Total Return F,G	(1.49)%	18.83%	16.00%	6.17%	(.32)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.01%	1.01%	1.04%	1.04%	1.05%
Expenses net of fee waivers, if any	1.01%	1.01%	1.04%	1.04%	1.05%
Expenses net of all reductions	1.01%	1.01%	1.03%	1.04%	1.04%
Net investment income (loss)	1.51%	1.45%	1.57%	1.67%	2.65% D
Supplemental Data
Net assets, end of period (000 omitted)	$297,850	$293,276	$248,234	$239,067	$232,020
Portfolio turnover rate J	46%	61%	51%	40%	41% K

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.69 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.78%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Consumer Staples Fund Class M

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$94.39	$88.43	$78.74	$76.13	$86.30
Income from Investment Operations
Net investment income (loss) B,C	1.13	1.13	1.10	1.16	1.85 D
Net realized and unrealized gain (loss)	(2.76)	14.81	11.11	3.50	(2.61)
Total from investment operations	(1.63)	15.94	12.21	4.66	(.76)
Distributions from net investment income	(1.12)	(1.30)	(1.19)	(1.15)	(1.88)
Distributions from net realized gain	(1.53)	(8.68)	(1.33)	(.90)	(7.53)
Total distributions	(2.65)	(9.98)	(2.52)	(2.05)	(9.41)
Net asset value, end of period	$90.11	$94.39	$88.43	$78.74	$76.13
Total Return E,F	(1.74)%	18.51%	15.69%	5.88%	(.59)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.27%	1.28%	1.31%	1.31%	1.33%
Expenses net of fee waivers, if any	1.27%	1.28%	1.31%	1.31%	1.32%
Expenses net of all reductions	1.27%	1.28%	1.30%	1.31%	1.31%
Net investment income (loss)	1.25%	1.18%	1.30%	1.40%	2.37% D
Supplemental Data
Net assets, end of period (000 omitted)	$62,870	$64,707	$56,664	$55,954	$60,069
Portfolio turnover rate I	46%	61%	51%	40%	41% J

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.68 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.50%.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Consumer Staples Fund Class C

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$92.48	$86.73	$77.27	$74.79	$84.85
Income from Investment Operations
Net investment income (loss) B,C	.67	.65	.68	.75	1.46 D
Net realized and unrealized gain (loss)	(2.69)	14.51	10.87	3.44	(2.57)
Total from investment operations	(2.02)	15.16	11.55	4.19	(1.11)
Distributions from net investment income	(.71)	(.79)	(.80)	(.81)	(1.43)
Distributions from net realized gain	(1.53)	(8.62)	(1.30)	(.90)	(7.53)
Total distributions	(2.24)	(9.41)	(2.09) E	(1.71)	(8.95) E
Net asset value, end of period	$88.22	$92.48	$86.73	$77.27	$74.79
Total Return F,G	(2.23)%	17.92%	15.14%	5.39%	(1.05)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.77%	1.77%	1.79%	1.79%	1.79%
Expenses net of fee waivers, if any	1.76%	1.76%	1.79%	1.79%	1.79%
Expenses net of all reductions	1.76%	1.76%	1.78%	1.79%	1.78%
Net investment income (loss)	.76%	.70%	.83%	.92%	1.91% D
Supplemental Data
Net assets, end of period (000 omitted)	$78,497	$88,645	$104,955	$117,328	$150,822
Portfolio turnover rate J	46%	61%	51%	40%	41% K

A For the year ended February 29.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Calculated based on average shares outstanding during the period.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.67 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.04%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the contingent deferred sales charge.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

Consumer Staples Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$96.75	$90.40	$80.42	$77.63	$87.85
Income from Investment Operations
Net investment income (loss) B,C	1.66	1.69	1.60	1.66	2.34 D
Net realized and unrealized gain (loss)	(2.84)	15.16	11.39	3.59	(2.67)
Total from investment operations	(1.18)	16.85	12.99	5.25	(.33)
Distributions from net investment income	(1.61)	(1.81)	(1.68)	(1.55)	(2.36)
Distributions from net realized gain	(1.53)	(8.68)	(1.33)	(.90)	(7.53)
Total distributions	(3.14)	(10.50) E	(3.01)	(2.46) E	(9.89)
Net asset value, end of period	$92.43	$96.75	$90.40	$80.42	$77.63
Total Return F	(1.21)%	19.16%	16.34%	6.48%	(.03)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.73%	.73%	.75%	.75%	.77%
Expenses net of fee waivers, if any	.73%	.73%	.75%	.75%	.76%
Expenses net of all reductions	.73%	.73%	.74%	.75%	.75%
Net investment income (loss)	1.79%	1.74%	1.86%	1.96%	2.94% D
Supplemental Data
Net assets, end of period (000 omitted)	$862,837	$1,032,956	$770,644	$773,437	$814,350
Portfolio turnover rate I	46%	61%	51%	40%	41% J

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.69 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.07%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Consumer Staples Fund Class I

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$96.48	$90.17	$80.23	$77.45	$87.68
Income from Investment Operations
Net investment income (loss) B,C	1.65	1.67	1.60	1.65	2.33 D
Net realized and unrealized gain (loss)	(2.83)	15.13	11.34	3.58	(2.68)
Total from investment operations	(1.18)	16.80	12.94	5.23	(.35)
Distributions from net investment income	(1.61)	(1.80)	(1.67)	(1.55)	(2.36)
Distributions from net realized gain	(1.53)	(8.68)	(1.33)	(.90)	(7.53)
Total distributions	(3.14)	(10.49) E	(3.00)	(2.45)	(9.88) E
Net asset value, end of period	$92.16	$96.48	$90.17	$80.23	$77.45
Total Return F	(1.22)%	19.15%	16.32%	6.48%	(.04)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.74%	.74%	.76%	.76%	.77%
Expenses net of fee waivers, if any	.74%	.74%	.75%	.76%	.77%
Expenses net of all reductions	.74%	.74%	.75%	.76%	.76%
Net investment income (loss)	1.78%	1.72%	1.86%	1.95%	2.93% D
Supplemental Data
Net assets, end of period (000 omitted)	$158,019	$149,160	$132,898	$149,514	$159,614
Portfolio turnover rate I	46%	61%	51%	40%	41% J

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.69 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.06%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Consumer Staples Fund Class Z

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$96.36	$90.08	$80.14	$77.36	$81.61
Income from Investment Operations
Net investment income (loss) C,D	1.76	1.79	1.71	1.78	.05 E
Net realized and unrealized gain (loss)	(2.82)	15.10	11.35	3.56	.33
Total from investment operations	(1.06)	16.89	13.06	5.34	.38
Distributions from net investment income	(1.73)	(1.93)	(1.79)	(1.66)	(2.23)
Distributions from net realized gain	(1.53)	(8.68)	(1.33)	(.90)	(2.40)
Total distributions	(3.25) F	(10.61)	(3.12)	(2.56)	(4.63)
Net asset value, end of period	$92.05	$96.36	$90.08	$80.14	$77.36
Total Return G,H	(1.09)%	19.29%	16.49%	6.61%	.79%
Ratios to Average Net Assets D,I,J
Expenses before reductions	.61%	.61%	.62%	.63%	.63% K
Expenses net of fee waivers, if any	.61%	.61%	.62%	.63%	.62% K
Expenses net of all reductions	.61%	.61%	.62%	.62%	.61% K
Net investment income (loss)	1.91%	1.85%	1.99%	2.08%	.16% E,K
Supplemental Data
Net assets, end of period (000 omitted)	$88,741	$77,826	$43,591	$41,629	$8,052
Portfolio turnover rate L	46%	61%	51%	40%	41% M

A For the year ended February 29.

B For the period October 2, 2018 (commencement of sale of shares) through February 28, 2019.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.26 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.69)%.

F Total distributions per share do not sum due to rounding.

G Total returns for periods of less than one year are not annualized.

H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

K Annualized.

L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

M Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended February 28, 2023

1 . Organization.
Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Fidelity Advisor Consumer Staples Fund Class A (Class A), Fidelity Advisor Consumer Staples Fund Class M (Class M), Fidelity Advisor Consumer Staples Fund Class C (Class C), Consumer Staples Portfolio (Consumer Staples), Fidelity Advisor Consumer Staples Class I (Class I) and Fidelity Advisor Consumer Staples Fund Class Z (Class Z) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Consumer Staples Portfolio	$270,166

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, partnerships, deferred Trustee compensation and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$369,649,219
Gross unrealized depreciation	(62,864,136)
Net unrealized appreciation (depreciation)	$306,785,083
Tax Cost	$1,279,629,944

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,233,664
Undistributed long-term capital gain	$200,332
Net unrealized appreciation (depreciation) on securities and other investments	$306,777,388

The tax character of distributions paid was as follows:

	February 28, 2023	February 28, 2022
Ordinary Income	$28,235,236	$63,314,112
Long-term Capital Gains	24,690,278	90,100,720
Total	$52,925,514	$153,414,832

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Consumer Staples Portfolio	729,718,522	807,132,287
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$732,627	$10,901
Class M	.25%	.25%	316,344	794
Class C	.75%	.25%	823,333	64,385
			$1,872,304	$76,080

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$89,410
Class M	10,980
Class C A	764
$101,154
A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$562,332.19
Class M	129,078.20
Class C	160,479.19
Consumer Staples	1,475,084.16
Class I	269,609.17
Class Z	34,710.04
	$2,631,292

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Consumer Staples Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Consumer Staples Portfolio	$23,098

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Staples Portfolio	Borrower	$ 5,741,097	2.50%	$12,374

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Consumer Staples Portfolio	72,178,515	73,723,353	(1,490,894)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Consumer Staples Portfolio	$2,851
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Consumer Staples Portfolio	$4,015	$-	$-
8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Staples Portfolio	$753,867	3.92%	$1,230

9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $55,573.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended February 28, 2023	Year ended February 28, 2022
Consumer Staples Portfolio
Distributions to shareholders
Class A	$ 9,061,460	$28,728,133
Class M	1,830,918	6,378,016
Class C	2,098,957	9,724,881
Consumer Staples	32,004,733	88,326,666
Class I	5,160,204	14,778,169
Class Z	2,769,242	5,478,967
Total	$52,925,514	$153,414,832
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2023	Year ended February 28, 2022	Year ended February 28, 2023	Year ended February 28, 2022
Consumer Staples Portfolio
Class A
Shares sold	565,130	512,430	$51,861,919	$49,258,142
Reinvestment of distributions	95,040	295,095	8,776,247	27,710,518
Shares redeemed	(465,315)	(514,641)	(42,475,640)	(49,392,846)
Net increase (decrease)	194,855	292,884	$18,162,526	$27,575,814
Class M
Shares sold	86,908	69,762	$7,782,299	$6,632,101
Reinvestment of distributions	19,900	68,289	1,820,900	6,339,502
Shares redeemed	(94,625)	(93,262)	(8,558,414)	(8,856,119)
Net increase (decrease)	12,183	44,789	$1,044,785	$4,115,484
Class C
Shares sold	167,163	80,488	$14,879,754	$7,503,197
Reinvestment of distributions	22,978	105,499	2,076,666	9,608,492
Shares redeemed	(258,894)	(437,630)	(22,861,871)	(40,618,649)
Net increase (decrease)	(68,753)	(251,643)	$(5,905,451)	$(23,506,960)
Consumer Staples
Shares sold	2,183,669	3,003,388	$203,864,179	$293,188,867
Reinvestment of distributions	316,888	851,019	29,626,850	80,858,070
Shares redeemed	(3,842,578)	(1,702,337)	(351,826,884)	(165,649,882)
Net increase (decrease)	(1,342,021)	2,152,070	$(118,335,855)	$208,397,055
Class I
Shares sold	795,767	366,907	$73,693,384	$35,605,195
Reinvestment of distributions	52,268	144,626	4,854,356	13,704,710
Shares redeemed	(679,428)	(439,361)	(62,277,443)	(42,622,622)
Net increase (decrease)	168,607	72,172	$16,270,297	$6,687,283
Class Z
Shares sold	568,677	567,361	$52,889,407	$55,256,648
Reinvestment of distributions	27,861	53,280	2,580,426	5,041,341
Shares redeemed	(440,111)	(296,902)	(40,346,802)	(28,764,496)
Net increase (decrease)	156,427	323,739	$15,123,031	$31,533,493

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Consumer Staples Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Consumer Staples Portfolio (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2023

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023
Consumer Staples Portfolio
Class A	1.01%
Actual		$ 1,000	$ 1,024.50	$ 5.07
Hypothetical- B		$ 1,000	$ 1,019.79	$ 5.06
Class M	1.27%
Actual		$ 1,000	$ 1,023.20	$ 6.37
Hypothetical- B		$ 1,000	$ 1,018.50	$ 6.36
Class C	1.76%
Actual		$ 1,000	$ 1,020.50	$ 8.82
Hypothetical- B		$ 1,000	$ 1,016.07	$ 8.80
Consumer Staples Portfolio	.73%
Actual		$ 1,000	$ 1,025.90	$ 3.67
Hypothetical- B		$ 1,000	$ 1,021.17	$ 3.66
Class I	.74%
Actual		$ 1,000	$ 1,025.80	$ 3.72
Hypothetical- B		$ 1,000	$ 1,021.12	$ 3.71
Class Z	.61%
Actual		$ 1,000	$ 1,026.60	$ 3.07
Hypothetical- B		$ 1,000	$ 1,021.77	$ 3.06

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2023, $1,899,535 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed in April during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A designates 100%, 100%, 100%, and 100%; Class M designates 100%, 100%, 100%, and 100%; Class C designates 100%, 100%, 100%, and 100%; Consumer Staples Portfolio designates 95%, 100%, 100%, and 100%; Class I designates 97%, 100%, 100%, and 100%, and Class Z designates 89%, 100%, 100%, and 100%; of the dividends distributed in April, July, October, and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%, 100%, 100%, and 100%; Class M designates 100%, 100%, 100%, and 100%; Class C designates 100%, 100%, 100%, and 100%; Consumer Staples Portfolio designates 99.11%, 100%, 100%, and 100%; Class I designates 100%, 100%, 100%, and 100%, and Class Z designates 92.85%, 100%, 100%, and 100%; of the dividends distributed in April, July, October, and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.846042.116
SELCS-ANN-0423
Fidelity® Select Portfolios®
Industrials Sector

Defense and Aerospace Portfolio
Industrials Portfolio
Transportation Portfolio

Annual Report
February 28, 2023

Contents

Defense and Aerospace Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Industrials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Transportation Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

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Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Defense and Aerospace Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Defense and Aerospace Portfolio	1.54%	3.57%	12.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Defense and Aerospace Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Defense and Aerospace Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Clayton Pfannenstiel:
For the fiscal year ending February 28, 2023, the fund gained 1.54%, trailing the 3.54% advance of the MSCI US IMI Aerospace & Defense 25/50 Linked Index, but outperforming the broad-based S&P 500 ® index. Versus the industry index, security selection was the primary detractor, especially within the core aerospace & defense category. Out-of-index exposure to electronic equipment & instruments firms hurt to a much lesser extent. The fund's largest individual relative detractor was an outsized stake in Triumph Group, which returned -49% the past year. Also hindering performance was the portfolio's smaller-than-index stake in Axon Enterprise, which gained 43%. An underweighting in Aerojet Rocketdyne Holdings (+45%) proved detrimental as well; the stock was no longer held at period end. In contrast, the largest contributor to performance versus the industry index was a non-index allocation to the research & consulting services segment. Not owning Virgin Galactic, an index component that returned about -41%, was the top individual relative contributor. Also adding value was an underweighting in Raytheon Technologies, which returned -2% and was among the fund's biggest holdings on February 28. Avoiding Kaman, an index component that returned approximately -38%, bolstered the portfolio's relative result as well.
Notes to shareholders:
On January 1, 2023, Chad Colman came off of the fund, leaving Clayton Pfannenstiel as sole manager.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Defense and Aerospace Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

The Boeing Co.	17.9
Lockheed Martin Corp.	16.0
Raytheon Technologies Corp.	13.0
Howmet Aerospace, Inc.	5.0
TransDigm Group, Inc.	5.0
Northrop Grumman Corp.	4.7
HEICO Corp. Class A	4.4
L3Harris Technologies, Inc.	3.3
Textron, Inc.	2.7
General Dynamics Corp.	2.5
74.5

Industries (% of Fund's net assets)

Aerospace & Defense	91.5
Professional Services	3.9
Electronic Equipment & Components	2.4
Metals & Mining	0.7

Defense and Aerospace Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 98.5%
	Shares	Value ($)
Aerospace & Defense - 91.5%
Aerospace & Defense - 91.5%
AerSale Corp. (a)	419,200	8,325,312
Airbus Group NV	272,500	35,689,477
Axon Enterprise, Inc. (a)	65,100	13,040,181
BWX Technologies, Inc.	562,700	34,386,597
Curtiss-Wright Corp.	108,400	18,947,236
Elbit Systems Ltd. (b)	87,400	14,763,608
General Dynamics Corp.	174,500	39,770,295
HEICO Corp. Class A	533,800	69,474,070
Howmet Aerospace, Inc.	1,858,100	78,374,658
Huntington Ingalls Industries, Inc.	168,500	36,261,200
Kratos Defense & Security Solutions, Inc. (a)	978,300	12,375,495
L3Harris Technologies, Inc.	241,800	51,065,742
Lockheed Martin Corp.	531,300	251,974,338
Mercury Systems, Inc. (a)	426,300	22,312,542
Northrop Grumman Corp.	159,300	73,932,723
Raytheon Technologies Corp.	2,088,500	204,860,965
Spirit AeroSystems Holdings, Inc. Class A	699,100	23,895,238
Textron, Inc.	581,500	42,176,195
The Boeing Co. (a)	1,394,200	281,001,011
TransDigm Group, Inc.	105,300	78,329,511
Triumph Group, Inc. (a)	1,489,200	18,793,704
Triumph Group, Inc. warrants 12/19/23 (a)	415,950	316,122
Woodward, Inc.	296,100	29,313,900
		1,439,380,120
Electronic Equipment & Components - 2.4%
Electronic Equipment & Instruments - 2.4%
Teledyne Technologies, Inc. (a)	89,100	38,319,237
Metals & Mining - 0.7%
Steel - 0.7%
ATI, Inc. (a)	275,900	11,215,335
Professional Services - 3.9%
Research & Consulting Services - 3.9%
Booz Allen Hamilton Holding Corp. Class A	335,000	31,734,550
CACI International, Inc. Class A (a)	103,300	30,266,900
		62,001,450
TOTAL COMMON STOCKS (Cost $1,068,155,129)		1,550,916,142

Money Market Funds - 1.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (c)	20,586,689	20,590,806
Fidelity Securities Lending Cash Central Fund 4.63% (c)(d)	1,136,595	1,136,708
TOTAL MONEY MARKET FUNDS (Cost $21,727,514)		21,727,514

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $1,089,882,643)	1,572,643,656
NET OTHER ASSETS (LIABILITIES) - 0.1%	1,130,716
NET ASSETS - 100.0%	1,573,774,372

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	10,252,211	280,724,206	270,385,611	384,062	-	-	20,590,806	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	19,275,358	168,180,131	186,318,781	20,637	-	-	1,136,708	0.0%
Total	29,527,569	448,904,337	456,704,392	404,699	-	-	21,727,514

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,550,916,142	1,515,226,665	35,689,477	-

Money Market Funds	21,727,514	21,727,514	-	-
Total Investments in Securities:	1,572,643,656	1,536,954,179	35,689,477	-

Defense and Aerospace Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $1,114,872) - See accompanying schedule:
Unaffiliated issuers (cost $1,068,155,129)	$1,550,916,142
Fidelity Central Funds (cost $21,727,514)	21,727,514

Total Investment in Securities (cost $1,089,882,643)		$1,572,643,656
Cash		16,971
Receivable for investments sold		1,241,739
Receivable for fund shares sold		921,238
Dividends receivable		3,442,698
Distributions receivable from Fidelity Central Funds		51,687
Prepaid expenses		8,685
Other receivables		112,362
Total assets		1,578,439,036
Liabilities
Payable for investments purchased	$1,610,263
Payable for fund shares redeemed	806,576
Accrued management fee	696,808
Other affiliated payables	266,729
Other payables and accrued expenses	147,438
Collateral on securities loaned	1,136,850
Total Liabilities		4,664,664
Net Assets		$1,573,774,372
Net Assets consist of:
Paid in capital		$1,083,508,000
Total accumulated earnings (loss)		490,266,372
Net Assets		$1,573,774,372
Net Asset Value , offering price and redemption price per share ($1,573,774,372 ÷ 98,946,583 shares)		$15.91

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$16,697,160
Special dividends		2,072,000
Income from Fidelity Central Funds (including $20,637 from security lending)		404,699
Total Income		19,173,859
Expenses
Management fee	$7,610,119
Transfer agent fees	2,645,479
Accounting fees	416,979
Custodian fees and expenses	11,859
Independent trustees' fees and expenses	4,871
Registration fees	58,189
Audit	40,051
Legal	772
Miscellaneous	10,624
Total expenses before reductions	10,798,943
Expense reductions	(50,343)
Total expenses after reductions		10,748,600
Net Investment income (loss)		8,425,259
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	8,872,934
Foreign currency transactions	20,294
Total net realized gain (loss)		8,893,228
Change in net unrealized appreciation (depreciation) on investment securities		(9,553,385)
Net gain (loss)		(660,157)
Net increase (decrease) in net assets resulting from operations		$7,765,102
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,425,259	$932,889
Net realized gain (loss)	8,893,228	353,125,938
Change in net unrealized appreciation (depreciation)	(9,553,385)	(141,504,262)
Net increase (decrease) in net assets resulting from operations	7,765,102	212,554,565
Distributions to shareholders	(131,285,966)	(114,456,735)
Share transactions
Proceeds from sales of shares	374,622,368	116,915,674
Reinvestment of distributions	123,852,822	107,992,135
Cost of shares redeemed	(337,711,083)	(424,668,107)
Net increase (decrease) in net assets resulting from share transactions	160,764,107	(199,760,298)
Total increase (decrease) in net assets	37,243,243	(101,662,468)

Net Assets
Beginning of period	1,536,531,129	1,638,193,597
End of period	$1,573,774,372	$1,536,531,129

Other Information
Shares
Sold	23,993,181	6,800,815
Issued in reinvestment of distributions	8,055,567	7,086,098
Redeemed	(23,077,316)	(24,520,122)
Net increase (decrease)	8,971,432	(10,633,209)

Financial Highlights
Defense and Aerospace Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$17.08	$16.28	$16.61	$17.27	$18.45
Income from Investment Operations
Net investment income (loss) C,D	.09 E	.01	(.04)	.27 F	.11
Net realized and unrealized gain (loss)	.12 G	2.12	.06	(.45)	.33
Total from investment operations	.21	2.13	.02	(.18)	.44
Distributions from net investment income	(.07)	-	(.05)	(.22)	(.10)
Distributions from net realized gain	(1.31)	(1.33)	(.30)	(.26)	(1.52)
Total distributions	(1.38)	(1.33)	(.35)	(.48)	(1.62)
Net asset value, end of period	$15.91	$17.08	$16.28	$16.61	$17.27
Total Return H	1.54%	14.06%	.69%	(1.32)%	3.57%
Ratios to Average Net Assets D,I,J
Expenses before reductions	.75%	.74%	.77%	.75%	.75%
Expenses net of fee waivers, if any	.74%	.74%	.77%	.74%	.75%
Expenses net of all reductions	.74%	.74%	.76%	.74%	.75%
Net investment income (loss)	.58% E	.06%	(.29)%	1.49% F	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$1,573,774	$1,536,531	$1,638,194	$2,728,959	$2,795,259
Portfolio turnover rate K	15%	52%	30%	40%	44%

A For the year ended February 29.

B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .44%.

F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.18 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .48%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Industrials Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Industrials Portfolio	1.19%	5.59%	9.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrials Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Industrials Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Janet Glazer:
For the fiscal year ending February 28, 2023, the fund gained 1.19%, underperforming the 2.97% advance of the MSCI US IMI Industrials 25/50 Linked Index, but outperforming the broad-based S&P 500 ® index. Versus the sector index, security selection was the primary detractor, especially within aerospace & defense. Security selection in application software and an underweighting in construction machinery & heavy trucks also hurt. The biggest individual relative detractor was an overweight position in Triumph (-58%), a stock that was not held at the end of this period. Also hurting performance was our large overweighting in Roper Technologies, which returned roughly -5%. Roper Technologies was not held at period end. Avoiding Caterpillar, an index component that gained about 31%, also hurt relative performance. In contrast, the largest contributors to performance versus the sector index were an overweighting and stock selection in construction & engineering. An underweighting and security selection in air freight & logistics and stock picks in electrical components & equipment also bolstered the fund's relative result. The biggest individual relative contributor was an overweight position in WillScot Mobile Mini (+45%). WillScot Mobile Mini was among the fund's biggest holdings. Also lifting performance was our outsized investment in Crane Holdings, which gained 29%. This was a position we established the past year, following the firm's spin-off from parent firm Crane Company. Avoiding 3M, an index component that returned -24%, also aided relative performance. Notable changes in positioning include increased exposure to the industrial machinery subindustry and a lower allocation to aerospace & defense.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Industrials Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Fortive Corp.	7.2
Willscot Mobile Mini Holdings	6.9
The Boeing Co.	6.5
Saia, Inc.	6.0
FedEx Corp.	6.0
AMETEK, Inc.	5.9
Parker Hannifin Corp.	5.8
Pentair PLC	5.3
TransDigm Group, Inc.	4.4
Old Dominion Freight Lines, Inc.	4.2
58.2

Industries (% of Fund's net assets)

Machinery	36.1
Aerospace & Defense	17.9
Road & Rail	14.4
Electrical Equipment	13.5
Construction & Engineering	7.1
Air Freight & Logistics	6.0
Industrial Conglomerates	2.9
Internet & Direct Marketing Retail	2.4
Commercial Services & Supplies	0.0

Industrials Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 100.3%
	Shares	Value ($)
Aerospace & Defense - 17.9%
Aerospace & Defense - 17.9%
HEICO Corp.	54,600	9,040,122
HEICO Corp. Class A	35,300	4,594,295
Hexcel Corp. (a)	24,100	1,758,095
Howmet Aerospace, Inc.	385,700	16,268,826
The Boeing Co. (b)	146,560	29,539,168
TransDigm Group, Inc.	26,937	20,037,626
		81,238,132
Air Freight & Logistics - 6.0%
Air Freight & Logistics - 6.0%
FedEx Corp.	133,800	27,190,836
Commercial Services & Supplies - 0.0%
Environmental & Facility Services - 0.0%
Tetra Tech, Inc.	800	109,512
Construction & Engineering - 7.1%
Construction & Engineering - 7.1%
AECOM	9,500	820,420
Willscot Mobile Mini Holdings (b)	613,500	31,533,900
		32,354,320
Electrical Equipment - 13.5%
Electrical Components & Equipment - 13.5%
Acuity Brands, Inc.	7,000	1,357,720
AMETEK, Inc.	188,220	26,644,423
nVent Electric PLC	379,552	17,398,664
Regal Rexnord Corp.	94,770	14,939,543
Vertiv Holdings Co.	52,300	849,875
		61,190,225
Industrial Conglomerates - 2.9%
Industrial Conglomerates - 2.9%
General Electric Co.	54,400	4,608,224
Honeywell International, Inc.	44,598	8,539,625
		13,147,849
Internet & Direct Marketing Retail - 2.4%
Internet & Direct Marketing Retail - 2.4%
Uber Technologies, Inc. (b)	321,400	10,689,764
Machinery - 36.1%
Industrial Machinery - 36.1%
Barnes Group, Inc.	184,718	7,784,017
Crane Holdings Co.	140,411	16,818,430
Flowserve Corp.	411,973	14,291,343
Fortive Corp.	490,000	32,663,399
Ingersoll Rand, Inc.	299,600	17,397,772
Middleby Corp. (b)	108,300	16,839,567
Parker Hannifin Corp.	74,600	26,248,010
Pentair PLC	429,500	24,026,230
RBC Bearings, Inc. (a)(b)	34,300	7,882,483
		163,951,251
Road & Rail - 14.4%
Trucking - 14.4%
ArcBest Corp. (a)	54,600	5,252,520
J.B. Hunt Transport Services, Inc.	11,252	2,034,249
Knight-Swift Transportation Holdings, Inc. Class A	204,400	11,618,096
Old Dominion Freight Lines, Inc.	55,723	18,904,585
Saia, Inc. (b)	101,000	27,357,870
		65,167,320
TOTAL COMMON STOCKS (Cost $394,687,054)		455,039,209

Money Market Funds - 1.0%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 4.63% (c)(d) (Cost $4,537,200)	4,536,746	4,537,200

TOTAL INVESTMENT IN SECURITIES - 101.3% (Cost $399,224,254)	459,576,409
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(6,050,916)
NET ASSETS - 100.0%	453,525,493

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	1,945,359	196,769,883	198,715,242	98,564	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	1,593,775	179,463,597	176,520,172	8,608	-	-	4,537,200	0.0%
Total	3,539,134	376,233,480	375,235,414	107,172	-	-	4,537,200

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	455,039,209	455,039,209	-	-

Money Market Funds	4,537,200	4,537,200	-	-
Total Investments in Securities:	459,576,409	459,576,409	-	-

Industrials Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $4,420,884) - See accompanying schedule:
Unaffiliated issuers (cost $394,687,054)	$455,039,209
Fidelity Central Funds (cost $4,537,200)	4,537,200

Total Investment in Securities (cost $399,224,254)		$459,576,409
Receivable for investments sold		2,351,194
Receivable for fund shares sold		67,873
Dividends receivable		294,304
Distributions receivable from Fidelity Central Funds		22,926
Prepaid expenses		2,907
Other receivables		106,169
Total assets		462,421,782
Liabilities
Payable to custodian bank	$1,910,330
Payable for investments purchased	1,349,653
Payable for fund shares redeemed	684,373
Accrued management fee	203,102
Other affiliated payables	72,137
Other payables and accrued expenses	139,494
Collateral on securities loaned	4,537,200
Total Liabilities		8,896,289
Net Assets		$453,525,493
Net Assets consist of:
Paid in capital		$390,407,023
Total accumulated earnings (loss)		63,118,470
Net Assets		$453,525,493
Net Asset Value , offering price and redemption price per share ($453,525,493 ÷ 14,825,716 shares)		$30.59

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$2,683,729
Special dividends		411,385
Income from Fidelity Central Funds (including $8,608 from security lending)		107,172
Total Income		3,202,286
Expenses
Management fee	$1,875,889
Transfer agent fees	595,224
Accounting fees	129,010
Custodian fees and expenses	7,349
Independent trustees' fees and expenses	1,190
Registration fees	52,099
Audit	39,375
Legal	3,178
Interest	1,537
Miscellaneous	2,795
Total expenses before reductions	2,707,646
Expense reductions	(13,331)
Total expenses after reductions		2,694,315
Net Investment income (loss)		507,971
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	4,343,765
Foreign currency transactions	2,899
Total net realized gain (loss)		4,346,664
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	7,992,006
Assets and liabilities in foreign currencies	(18)
Total change in net unrealized appreciation (depreciation)		7,991,988
Net gain (loss)		12,338,652
Net increase (decrease) in net assets resulting from operations		$12,846,623
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$507,971	$(443,437)
Net realized gain (loss)	4,346,664	100,676,384
Change in net unrealized appreciation (depreciation)	7,991,988	(46,229,650)
Net increase (decrease) in net assets resulting from operations	12,846,623	54,003,297
Distributions to shareholders	(13,235,663)	(115,424,416)
Share transactions
Proceeds from sales of shares	164,045,053	116,900,003
Reinvestment of distributions	12,491,921	108,515,761
Cost of shares redeemed	(82,387,426)	(368,438,524)
Net increase (decrease) in net assets resulting from share transactions	94,149,548	(143,022,760)
Total increase (decrease) in net assets	93,760,508	(204,443,879)

Net Assets
Beginning of period	359,764,985	564,208,864
End of period	$453,525,493	$359,764,985

Other Information
Shares
Sold	5,797,934	3,139,766
Issued in reinvestment of distributions	419,387	3,143,897
Redeemed	(2,846,988)	(10,008,148)
Net increase (decrease)	3,370,333	(3,724,485)

Financial Highlights
Industrials Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$31.41	$37.17	$31.90	$33.84	$36.96
Income from Investment Operations
Net investment income (loss) B,C	.04 D	(.04)	(.02)	.28 E	.32
Net realized and unrealized gain (loss)	.30	3.70	6.38	(.76)	(.70)
Total from investment operations	.34	3.66	6.36	(.48)	(.38)
Distributions from net investment income	(.04)	-	(.07) F	(.24)	(.25)
Distributions from net realized gain	(1.13)	(9.42)	(1.02) F	(1.23)	(2.49)
Total distributions	(1.16) G	(9.42)	(1.09)	(1.46) G	(2.74)
Net asset value, end of period	$30.59	$31.41	$37.17	$31.90	$33.84
Total Return H	1.19%	9.33%	21.41%	(1.82)%	(.45)%
Ratios to Average Net Assets C,I,J
Expenses before reductions	.76%	.74%	.76%	.76%	.76%
Expenses net of fee waivers, if any	.76%	.74%	.76%	.76%	.76%
Expenses net of all reductions	.76%	.74%	.74%	.75%	.75%
Net investment income (loss)	.14% D	(.10)%	(.05)%	.81% E	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$453,525	$359,765	$564,209	$529,023	$632,470
Portfolio turnover rate K	125%	151%	272%	143% L	88% L

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .03%.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .64%.

F The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

G Total distributions per share do not sum due to rounding.

H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

L Portfolio turnover rate excludes securities received or delivered in-kind.

Transportation Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Transportation Portfolio	-0.46%	9.05%	12.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Transportation Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Transportation Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Matthew Moulis:
For the fiscal year ending February 28, 2023, the fund returned -0.46%, outperforming the -8.76% result of the MSCI US IMI Transportation 25/50 Linked Index, as well as the broad-based S&P 500 ® index. Versus the industry index, out-of-index exposure to the oil & gas storage & transportation group was the primary contributor, by far. Security selection in the marine subindustry also boosted the fund's relative result. Our non-index investment in Scorpio Tankers was the fund's largest individual relative contributor, driven by an increase of 194%. This was among our biggest holdings. Our second-largest contributor this period was Eagle Bulk Shipping, which gained about 49% and contributed to relative performance. We decreased our position in the past 12 months. Another key contributor was our out-of-index position in International Seaways (+193%). We reduced our stake this period. In contrast, the primary detractor from performance versus the industry index was stock selection in air freight & logistics. An underweighting in trucking and stock picks in aluminum also hindered the fund's relative result. The fund's largest individual relative detractor was an overweighting in Air Transport Services Group, which returned about -34% the past year. The company was among our biggest holdings. Our second-largest relative detractor this period was avoiding Old Dominion Freight Lines, an index component that gained roughly 9%. Also holding back performance was an underweighting in United Airlines Holdings, which gained approximately 17%. Notable changes in positioning include reduced exposure to the marine subindustry and a higher allocation to airlines.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Transportation Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

United Parcel Service, Inc. Class B	16.3
Union Pacific Corp.	12.7
CSX Corp.	8.2
Uber Technologies, Inc.	5.2
Scorpio Tankers, Inc.	4.8
Air Transport Services Group, Inc.	4.5
FedEx Corp.	4.3
Alaska Air Group, Inc.	4.3
Kirby Corp.	3.8
Copa Holdings SA Class A	3.1
67.2

Industries (% of Fund's net assets)

Air Freight & Logistics	32.2
Road & Rail	29.5
Airlines	13.6
Oil, Gas & Consumable Fuels	11.9
Internet & Direct Marketing Retail	5.6
Marine	4.5
Energy Equipment & Services	1.2

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Transportation Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 98.5%
	Shares	Value ($)
Air Freight & Logistics - 32.2%
Air Freight & Logistics - 32.2%
Air Transport Services Group, Inc. (a)	1,279,523	26,780,416
Atlas Air Worldwide Holdings, Inc. (a)	67,800	6,834,918
C.H. Robinson Worldwide, Inc.	107,396	10,735,304
Expeditors International of Washington, Inc. (b)	127,538	13,335,373
FedEx Corp.	123,741	25,146,646
Forward Air Corp.	44,400	4,582,524
GXO Logistics, Inc. (a)	21,522	1,066,846
Hub Group, Inc. Class A (a)	55,649	5,104,683
United Parcel Service, Inc. Class B	523,441	95,522,750
		189,109,460
Airlines - 13.6%
Airlines - 13.6%
Alaska Air Group, Inc. (a)	524,700	25,096,401
Allegiant Travel Co. (a)	16,200	1,661,310
Canada Jetlines Ltd. (a)	1,250	220
Copa Holdings SA Class A (a)(b)	198,700	18,349,945
Delta Air Lines, Inc. (a)	456,561	17,504,549
Frontier Group Holdings, Inc. (a)	409,699	4,818,060
Spirit Airlines, Inc.	72,200	1,322,704
Sun Country Airlines Holdings, Inc. (a)	432,410	8,669,821
United Airlines Holdings, Inc. (a)	50,679	2,633,281
		80,056,291
Energy Equipment & Services - 1.2%
Oil & Gas Drilling - 1.2%
Noble Corp. PLC (a)	138,100	5,757,389
Valaris Ltd. (a)	15,000	1,008,750
		6,766,139
Internet & Direct Marketing Retail - 5.6%
Internet & Direct Marketing Retail - 5.6%
Lyft, Inc. (a)	272,000	2,720,000
Uber Technologies, Inc. (a)	914,304	30,409,751
		33,129,751
Marine - 4.5%
Marine - 4.5%
Eagle Bulk Shipping, Inc. (b)	20,230	1,320,412
Kirby Corp. (a)(b)	308,885	22,403,429
Matson, Inc.	36,795	2,447,235
		26,171,076
Oil, Gas & Consumable Fuels - 11.9%
Oil & Gas Exploration & Production - 0.3%
Canadian Natural Resources Ltd.	33,000	1,864,830
Oil & Gas Storage & Transport - 11.6%
Ardmore Shipping Corp.	119,700	2,172,555
Cool Co. Ltd.	218,860	2,835,856
DHT Holdings, Inc.	380,000	4,396,600
Frontline PLC (NY Shares)	492,000	9,288,960
Hafnia Ltd.	1,950,447	11,832,501
International Seaways, Inc.	178,800	9,197,472
Scorpio Tankers, Inc.	468,600	28,284,696
		68,008,640
TOTAL OIL, GAS & CONSUMABLE FUELS		69,873,470
Road & Rail - 29.5%
Railroads - 23.0%
CSX Corp.	1,578,501	48,128,495
Norfolk Southern Corp.	53,336	11,991,000
Union Pacific Corp.	360,137	74,649,197
		134,768,692
Trucking - 6.5%
ArcBest Corp.	30,800	2,962,960
Hertz Global Holdings, Inc. (a)	81,700	1,512,267
J.B. Hunt Transport Services, Inc.	3,361	607,635
Knight-Swift Transportation Holdings, Inc. Class A	118,000	6,707,120
RXO, Inc. (a)	64,622	1,329,275
Ryder System, Inc.	77,007	7,539,755
Saia, Inc. (a)(b)	10,374	2,810,005
TFI International, Inc.	37,577	4,585,897
TFI International, Inc. (Canada)	27,700	3,380,232
U-Haul Holding Co. (non-vtg.)	102,821	5,719,932
Werner Enterprises, Inc.	23,783	1,104,720
		38,259,798
TOTAL ROAD & RAIL		173,028,490
TOTAL COMMON STOCKS (Cost $406,686,070)		578,134,677

Money Market Funds - 5.0%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (c)	7,754,056	7,755,607
Fidelity Securities Lending Cash Central Fund 4.63% (c)(d)	21,903,985	21,906,175
TOTAL MONEY MARKET FUNDS (Cost $29,661,782)		29,661,782

TOTAL INVESTMENT IN SECURITIES - 103.5% (Cost $436,347,852)	607,796,459
NET OTHER ASSETS (LIABILITIES) - (3.5)%	(20,689,437)
NET ASSETS - 100.0%	587,107,022

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	10,409,172	142,116,426	144,769,991	252,434	-	-	7,755,607	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	71,035,353	367,895,168	417,024,346	40,575	-	-	21,906,175	0.1%
Total	81,444,525	510,011,594	561,794,337	293,009	-	-	29,661,782

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	578,134,677	578,134,677	-	-

Money Market Funds	29,661,782	29,661,782	-	-
Total Investments in Securities:	607,796,459	607,796,459	-	-

Transportation Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $21,662,832) - See accompanying schedule:
Unaffiliated issuers (cost $406,686,070)	$578,134,677
Fidelity Central Funds (cost $29,661,782)	29,661,782

Total Investment in Securities (cost $436,347,852)		$607,796,459
Receivable for fund shares sold		226,439
Dividends receivable		1,607,011
Distributions receivable from Fidelity Central Funds		38,288
Prepaid expenses		1,731
Total assets		609,669,928
Liabilities
Payable for fund shares redeemed	$253,535
Accrued management fee	261,929
Other affiliated payables	107,248
Other payables and accrued expenses	34,019
Collateral on securities loaned	21,906,175
Total Liabilities		22,562,906
Net Assets		$587,107,022
Net Assets consist of:
Paid in capital		$416,733,559
Total accumulated earnings (loss)		170,373,463
Net Assets		$587,107,022
Net Asset Value , offering price and redemption price per share ($587,107,022 ÷ 6,052,593 shares)		$97.00

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$12,087,166
Income from Fidelity Central Funds (including $40,575 from security lending)		293,009
Total Income		12,380,175
Expenses
Management fee	$3,193,686
Transfer agent fees	1,140,822
Accounting fees	208,257
Custodian fees and expenses	8,708
Independent trustees' fees and expenses	2,080
Registration fees	35,819
Audit	48,008
Legal	1,699
Interest	670
Miscellaneous	514
Total expenses before reductions	4,640,263
Expense reductions	(21,756)
Total expenses after reductions		4,618,507
Net Investment income (loss)		7,761,668
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	28,252,642
Foreign currency transactions	(12,300)
Total net realized gain (loss)		28,240,342
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(46,772,094)
Assets and liabilities in foreign currencies	(156)
Total change in net unrealized appreciation (depreciation)		(46,772,250)
Net gain (loss)		(18,531,908)
Net increase (decrease) in net assets resulting from operations		$(10,770,240)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,761,668	$2,903,332
Net realized gain (loss)	28,240,342	53,873,633
Change in net unrealized appreciation (depreciation)	(46,772,250)	9,800,484
Net increase (decrease) in net assets resulting from operations	(10,770,240)	66,577,449
Distributions to shareholders	(48,641,050)	(47,428,580)
Share transactions
Proceeds from sales of shares	81,246,776	148,678,513
Net asset value of shares issued in exchange for the net assets of the Target Fund(s) (see Merger Information note)	-	322,796,887
Reinvestment of distributions	46,145,200	44,843,850
Cost of shares redeemed	(160,176,373)	(191,945,005)
Net increase (decrease) in net assets resulting from share transactions	(32,784,397)	324,374,245
Total increase (decrease) in net assets	(92,195,687)	343,523,114

Net Assets
Beginning of period	679,302,709	335,779,595
End of period	$587,107,022	$679,302,709

Other Information
Shares
Sold	813,431	1,386,810
Issued in exchange for the shares of the Target Fund(s) (see Merger Information note)	-	3,028,967
Issued in reinvestment of distributions	489,169	421,380
Redeemed	(1,669,220)	(1,810,854)
Net increase (decrease)	(366,620)	3,026,303

Financial Highlights
Transportation Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$105.82	$98.97	$82.12	$95.41	$99.07
Income from Investment Operations
Net investment income (loss) B,C	1.24	.64	1.06 D	.93	.85
Net realized and unrealized gain (loss)	(2.12)	19.26	23.43	(10.43)	5.05
Total from investment operations	(.88)	19.90	24.49	(9.50)	5.90
Distributions from net investment income	(1.16)	(1.03)	(.76)	(1.10)	(.78)
Distributions from net realized gain	(6.78)	(12.03)	(6.88)	(2.70)	(8.78)
Total distributions	(7.94)	(13.05) E	(7.64)	(3.79) E	(9.56)
Net asset value, end of period	$97.00	$105.82	$98.97	$82.12	$95.41
Total Return F	(.46)%	20.35%	34.62%	(10.49)%	6.85%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.76%	.77%	.80%	.79%	.79%
Expenses net of fee waivers, if any	.76%	.77%	.80%	.79%	.79%
Expenses net of all reductions	.76%	.77%	.80%	.79%	.78%
Net investment income (loss)	1.28%	.60%	1.29% D	1.00%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$587,107	$679,303	$335,780	$310,441	$451,192
Portfolio turnover rate I	23%	66% J	52%	78%	58%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.34 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .88%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J The portfolio turnover rate does not include the assets acquired in the merger.

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.
Defense and Aerospace Portfolio, Industrials Portfolio and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust).   The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Defense and Aerospace Portfolio	$112,362
Industrials Portfolio	105,971

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), deferred Trustee compensation, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Defense and Aerospace Portfolio	$1,094,818,344	$505,132,320	$(27,307,008)	$477,825,312
Industrials Portfolio	400,076,088	65,680,712	(6,180,391)	59,500,321
Transportation Portfolio	440,112,118	205,561,824	(37,877,483)	167,684,341

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Defense and Aerospace Portfolio	$-	$2,207,681	$10,349,148	$-	$ 477,825,312
Industrials Portfolio	-	1,143	3,725,343	-	59,500,262
Transportation Portfolio	-	2,118,786	570,443	-	167,684,234

The tax character of distributions paid was as follows:

February 28, 2023
	Ordinary Income	Long-term Capital Gains	Total
Defense and Aerospace Portfolio	$6,194,533	$125,091,433	$131,285,966
Industrials Portfolio	1,806,461	11,429,202	13,235,663
Transportation Portfolio	12,102,302	36,538,748	48,641,050

February 28, 2022
	Ordinary Income	Long-term Capital Gains	Total
Defense and Aerospace Portfolio	$-	$114,456,735	$114,456,735
Industrials Portfolio	26,589,200	88,835,216	115,424,416
Transportation Portfolio	8,956,782	38,471,798	47,428,580

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Defense and Aerospace Portfolio	249,295,898	213,166,353
Industrials Portfolio	536,497,256	451,250,507
Transportation Portfolio	139,763,617	217,369,687

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Defense and Aerospace Portfolio	.30%	.23%	.53%
Industrials Portfolio	.30%	.23%	.53%
Transportation Portfolio	.30%	.23%	.53%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Defense and Aerospace Portfolio	.18%
Industrials Portfolio	.17%
Transportation Portfolio	.19%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Defense and Aerospace Portfolio	.03
Industrials Portfolio	.04
Transportation Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Defense and Aerospace Portfolio	$3,038
Industrials Portfolio	8,326
Transportation Portfolio	4,059

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Industrials Portfolio	Borrower	$4,029,000	4.58%	$1,537
Transportation Portfolio	Borrower	$7,277,000	3.32%	$670

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Defense and Aerospace Portfolio	13,651,830	13,902,776	1,401,133
Industrials Portfolio	10,961,464	13,973,650	543,241
Transportation Portfolio	5,578,387	7,973,622	(795,661)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Defense and Aerospace Portfolio	$2,528
Industrials Portfolio	610
Transportation Portfolio	1,106

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Defense and Aerospace Portfolio	$2,092	$-	$-
Industrials Portfolio	$867	$1	$-
Transportation Portfolio	$4,038	$2,497	$-

8. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Defense and Aerospace Portfolio	$108
Industrials Portfolio	957
Transportation Portfolio	188

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
Defense and Aerospace Portfolio	$50,235
Industrials Portfolio	12,374
Transportation Portfolio	21,568

9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

11 . Prior Fiscal Year Merger Information.
On November 12, 2021, Transportation Portfolio acquired all of the assets and assumed all of the liabilities of Air Transportation Portfolio ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The securities held by the Target Fund were the primary assets acquired by the Fund. The acquisition was accomplished by an exchange of shares of the Fund for shares then outstanding of the Target Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Target Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Target Fund	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Air Transportation Portfolio	320,705,550	47,927,461	322,796,887	3,028,967	.5404138125

Surviving Fund	Net Assets $	Total net assets after the acquisition $
Transportation Portfolio	411,872,847	734,669,734

Pro forma results of operations of the combined entity for the entire period ended February 28, 2022, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$2,600,527
Total net realized gain (loss)	134,920,339
Total change in net unrealized appreciation (depreciation)	(53,851,879)
Net increase (decrease) in net assets resulting from operations	$83,668,987

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Transportation Portfolio's Statement of Operations since November 12, 2021.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Defense and Aerospace Portfolio, Industrials Portfolio and Transportation Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Defense and Aerospace Portfolio, Industrials Portfolio and Transportation Portfolio (three of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2023, the related statements of operations for the year ended February 28, 2023, the statements of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2023 and each of the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023

Defense and Aerospace Portfolio	.74%
Actual		$ 1,000	$ 1,137.20	$ 3.92
Hypothetical- B		$ 1,000	$ 1,021.12	$ 3.71

Industrials Portfolio	.76%
Actual		$ 1,000	$ 1,102.50	$ 3.96
Hypothetical- B		$ 1,000	$ 1,021.03	$ 3.81

Transportation Portfolio	.76%
Actual		$ 1,000	$ 1,036.10	$ 3.84
Hypothetical- B		$ 1,000	$ 1,021.03	$ 3.81

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2023, or, if subsequently determined to be different, the net capital gain of such year.

Defense and Aerospace Portfolio	$11,042,652
Industrials Portfolio	$3,866,414
Transportation Portfolio	$19,013,173
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Defense and Aerospace Portfolio
December 2022	100%
Industrials Portfolio
April 2022	40%
December 2022	100%
Transportation Portfolio
April 2022	98%
December 2022	49%
A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Defense and Aerospace Portfolio
December 2022	100%
Industrials Portfolio
April 2022	43.62%
December 2022	100%
Transportation Portfolio
April 2022	98.11%
December 2022	60.65%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

	April, 2022	December, 2022
Industrials Portfolio	100%	-
Transportation Portfolio	-	100%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends:

Transportation Portfolio	$141,621

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.813657.118
SELCI-ANN-0423
Fidelity® Select Portfolios®
Telecommunications Services Sector

Telecommunications Portfolio
Wireless Portfolio

Annual Report
February 28, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Telecommunications Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Wireless Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Telecommunications Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-13.27%	2.20%	5.10%
Class M (incl.3.50% sales charge)	-11.42%	2.39%	5.03%
Class C (incl. contingent deferred sales charge)	-9.52%	2.67%	5.12%
Telecommunications Portfolio	-7.71%	3.76%	6.07%
Class I	-7.67%	3.75%	6.06%
Class Z	-7.56%	3.89%	6.13%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications Portfolio, a class of the fund, on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Telecommunications Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Nicole Abernethy:
For the fiscal year ending February 28, 2023, the fund's share classes (excluding sales charges, if applicable) returned roughly -9% to -8%, modestly underperforming the -7.85% return of the MSCI IMI Telecommunication Services 25/50 (IG) Index. Most share classes underperformed the broad-based S&P 500 ® index. The primary contributors to performance versus the industry index were stock picks and an underweighting in alternative carriers. Security selection in wireless telecommunication services and IT consulting & other services also lifted the fund's relative result. The biggest individual relative contributor was an underweight position in Lumen Technologies (-65%). Our second-largest relative contributor this period was avoiding Consolidated Communications Holdings, an index component that returned about -57%. Another notable relative contributor was an outsized stake in T-Mobile (+15%). This period we reduced our stake. Conversely, the fund's biggest detractor from performance versus the industry index was our security selection in the cable & satellite industry. Security selection in integrated telecommunication services and application software also hurt the fund's relative performance. Our largest individual detractor versus the industry index was an out-of-index stake in Liberty Broadband (-41%). We trimmed the position. Another notable relative detractor was our lighter-than-index stake in Globalstar (+8%). This period we increased our position. Another notable relative detractor was an underweight in AT&T (+11%). Despite the underweight, AT&T was among the fund's biggest holdings. Notable changes in positioning include a lower allocation to the cable & satellite and wireless telecommunication services subindustries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Telecommunications Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Verizon Communications, Inc.	24.4
AT&T, Inc.	19.7
Cogent Communications Group, Inc.	4.8
Iridium Communications, Inc.	4.7
T-Mobile U.S., Inc.	4.4
Liberty Global PLC Class C	4.3
Telephone & Data Systems, Inc.	3.7
Liberty Latin America Ltd. Class C	3.7
Gogo, Inc.	3.6
Radius Global Infrastructure, Inc.	3.1
76.4

Industries (% of Fund's net assets)

Diversified Telecommunication Services	77.0
Wireless Telecommunication Services	13.1
Media	5.7
IT Services	0.5
Construction & Engineering	0.1
Software	0.1

Telecommunications Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 96.5%
	Shares	Value ($)
Construction & Engineering - 0.1%
Construction & Engineering - 0.1%
Dycom Industries, Inc. (a)	2,600	218,946
Diversified Telecommunication Services - 77.0%
Alternative Carriers - 24.5%
Anterix, Inc. (a)	145,700	4,400,140
Bandwidth, Inc. (a)	77,900	1,238,610
Cogent Communications Group, Inc.	171,039	11,073,065
EchoStar Holding Corp. Class A (a)(b)	260,500	5,199,580
Globalstar, Inc. (a)(b)	2,554,300	3,269,504
Iridium Communications, Inc.	180,111	11,053,412
Liberty Global PLC Class C (a)	470,736	10,003,140
Liberty Latin America Ltd. Class C (a)	975,133	8,561,668
Lumen Technologies, Inc. (b)	685,200	2,329,680
		57,128,799
Integrated Telecommunication Services - 52.5%
AT&T, Inc.	2,432,420	45,997,062
ATN International, Inc.	52,400	2,203,420
Deutsche Telekom AG	35,300	792,240
Frontier Communications Parent, Inc. (a)(b)	175,200	4,793,472
IDT Corp. Class B (a)	144,700	4,400,327
Radius Global Infrastructure, Inc. (a)(b)	532,400	7,256,612
Verizon Communications, Inc.	1,462,897	56,775,033
		122,218,166
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		179,346,965
IT Services - 0.5%
Internet Services & Infrastructure - 0.1%
Twilio, Inc. Class A (a)	4,000	268,840
IT Consulting & Other Services - 0.4%
Amdocs Ltd.	9,800	897,778
TOTAL IT SERVICES		1,166,618
Media - 5.7%
Cable & Satellite - 5.7%
Charter Communications, Inc. Class A (a)	4,400	1,617,484
Comcast Corp. Class A	190,600	7,084,602
Liberty Broadband Corp. Class C (a)	52,424	4,543,588
		13,245,674
Software - 0.1%
Application Software - 0.1%
RingCentral, Inc. (a)	7,400	244,496
Wireless Telecommunication Services - 13.1%
Wireless Telecommunication Services - 13.1%
Gogo, Inc. (a)	507,700	8,356,742
Millicom International Cellular SA (a)	70,110	1,387,477
Shenandoah Telecommunications Co.	5,623	109,761
T-Mobile U.S., Inc. (a)	72,324	10,283,026
Telephone & Data Systems, Inc.	682,664	8,663,006
U.S. Cellular Corp. (a)(b)	73,500	1,773,555
		30,573,567
TOTAL COMMON STOCKS (Cost $234,849,854)		224,796,266

Money Market Funds - 8.6%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (c)	10,882,095	10,884,272
Fidelity Securities Lending Cash Central Fund 4.63% (c)(d)	9,165,008	9,165,924
TOTAL MONEY MARKET FUNDS (Cost $20,050,196)		20,050,196

TOTAL INVESTMENT IN SECURITIES - 105.1% (Cost $254,900,050)	244,846,462
NET OTHER ASSETS (LIABILITIES) - (5.1)%	(11,868,026)
NET ASSETS - 100.0%	232,978,436

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	2,983,817	64,700,227	56,799,772	141,928	-	-	10,884,272	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	27,079,836	127,589,611	145,503,523	22,823	-	-	9,165,924	0.0%
Total	30,063,653	192,289,838	202,303,295	164,751	-	-	20,050,196

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	224,796,266	224,004,026	792,240	-

Money Market Funds	20,050,196	20,050,196	-	-
Total Investments in Securities:	244,846,462	244,054,222	792,240	-

Telecommunications Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $9,000,796) - See accompanying schedule:
Unaffiliated issuers (cost $234,849,854)	$224,796,266
Fidelity Central Funds (cost $20,050,196)	20,050,196

Total Investment in Securities (cost $254,900,050)		$244,846,462
Receivable for fund shares sold		36,105
Distributions receivable from Fidelity Central Funds		38,155
Prepaid expenses		1,096
Other receivables		4,615
Total assets		244,926,433
Liabilities
Payable for investments purchased	$2,527,967
Payable for fund shares redeemed	60,427
Accrued management fee	100,519
Distribution and service plan fees payable	10,442
Other affiliated payables	44,463
Other payables and accrued expenses	38,731
Collateral on securities loaned	9,165,448
Total Liabilities		11,947,997
Net Assets		$232,978,436
Net Assets consist of:
Paid in capital		$240,723,192
Total accumulated earnings (loss)		(7,744,756)
Net Assets		$232,978,436

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($18,744,402 ÷ 402,473 shares) (a)		$46.57
Maximum offering price per share (100/94.25 of $46.57)		$49.41
Class M :
Net Asset Value and redemption price per share ($7,300,643 ÷ 157,988 shares) (a)		$46.21
Maximum offering price per share (100/96.50 of $46.21)		$47.89
Class C :
Net Asset Value and offering price per share ($3,923,028 ÷ 84,581 shares) (a)		$46.38
Telecommunications :
Net Asset Value , offering price and redemption price per share ($171,884,681 ÷ 3,659,330 shares)		$46.97
Class I :
Net Asset Value , offering price and redemption price per share ($28,440,751 ÷ 607,163 shares)		$46.84
Class Z :
Net Asset Value , offering price and redemption price per share ($2,684,931 ÷ 57,467 shares)		$46.72
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$7,071,751
Interest		31
Income from Fidelity Central Funds (including $22,823 from security lending)		164,751
Total Income		7,236,533
Expenses
Management fee	$1,259,693
Transfer agent fees	477,431
Distribution and service plan fees	130,220
Accounting fees	86,966
Custodian fees and expenses	3,432
Independent trustees' fees and expenses	820
Registration fees	84,674
Audit	56,787
Legal	1,458
Interest	1,985
Miscellaneous	1,590
Total expenses before reductions	2,105,056
Expense reductions	(8,526)
Total expenses after reductions		2,096,530
Net Investment income (loss)		5,140,003
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $40,436)	7,523,922
Foreign currency transactions	7,005
Total net realized gain (loss)		7,530,927
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $33,773)	(35,291,633)
Assets and liabilities in foreign currencies	(435)
Total change in net unrealized appreciation (depreciation)		(35,292,068)
Net gain (loss)		(27,761,141)
Net increase (decrease) in net assets resulting from operations		$(22,621,138)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,140,003	$7,853,249
Net realized gain (loss)	7,530,927	30,387,100
Change in net unrealized appreciation (depreciation)	(35,292,068)	(51,298,844)
Net increase (decrease) in net assets resulting from operations	(22,621,138)	(13,058,495)
Distributions to shareholders	(16,991,172)	(39,228,015)
Share transactions - net increase (decrease)	20,395,222	(46,334,121)
Total increase (decrease) in net assets	(19,217,088)	(98,620,631)

Net Assets
Beginning of period	252,195,524	350,816,155
End of period	$232,978,436	$252,195,524

Financial Highlights
Fidelity Advisor® Telecommunications Fund Class A

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$54.28	$66.52	$60.60	$55.68	$55.58
Income from Investment Operations
Net investment income (loss) B,C	.93	1.51 D	.66	.87	1.10 E
Net realized and unrealized gain (loss)	(5.19)	(5.14)	10.61	5.86	.56
Total from investment operations	(4.26)	(3.63)	11.27	6.73	1.66
Distributions from net investment income	(.99)	(1.66)	(.39)	(.96)	(.94)
Distributions from net realized gain	(2.46)	(6.95)	(4.96)	(.85)	(.62)
Total distributions	(3.45)	(8.61)	(5.35)	(1.81)	(1.56)
Net asset value, end of period	$46.57	$54.28	$66.52	$60.60	$55.68
Total Return F,G	(7.98)%	(6.28)%	18.75%	12.12%	3.03%
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.13%	1.09%	1.11%	1.18%	1.18%
Expenses net of fee waivers, if any	1.13%	1.09%	1.11%	1.17%	1.17%
Expenses net of all reductions	1.13%	1.09%	1.10%	1.17%	1.16%
Net investment income (loss)	1.89%	2.27% D	1.01%	1.47%	1.96% E
Supplemental Data
Net assets, end of period (000 omitted)	$18,744	$22,023	$29,800	$21,376	$20,589
Portfolio turnover rate J	24%	28%	58%	58%	64% K

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.35 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.74%.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.25 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.52%.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Telecommunications Fund Class M

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$53.88	$66.09	$60.25	$55.40	$55.31
Income from Investment Operations
Net investment income (loss) B,C	.80	1.29 D	.46	.70	.92 E
Net realized and unrealized gain (loss)	(5.14)	(5.08)	10.54	5.83	.55
Total from investment operations	(4.34)	(3.79)	11.00	6.53	1.47
Distributions from net investment income	(.86)	(1.48)	(.20)	(.83)	(.76)
Distributions from net realized gain	(2.46)	(6.95)	(4.96)	(.85)	(.62)
Total distributions	(3.33) F	(8.42) F	(5.16)	(1.68)	(1.38)
Net asset value, end of period	$46.21	$53.88	$66.09	$60.25	$55.40
Total Return G,H	(8.21)%	(6.55)%	18.39%	11.81%	2.69%
Ratios to Average Net Assets C,I,J
Expenses before reductions	1.39%	1.39%	1.41%	1.46%	1.50%
Expenses net of fee waivers, if any	1.38%	1.38%	1.41%	1.46%	1.49%
Expenses net of all reductions	1.38%	1.38%	1.40%	1.45%	1.48%
Net investment income (loss)	1.64%	1.97% D	.71%	1.19%	1.64% E
Supplemental Data
Net assets, end of period (000 omitted)	$7,301	$7,733	$9,038	$6,919	$6,018
Portfolio turnover rate K	24%	28%	58%	58%	64% L

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.35 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.44%.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.25 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.19%.

F Total distributions per share do not sum due to rounding.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Total returns do not include the effect of the sales charges.

I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

L Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Telecommunications Fund Class C

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$54.04	$66.17	$60.32	$55.45	$55.29
Income from Investment Operations
Net investment income (loss) B,C	.56	1.01 D	.17	.46	.70 E
Net realized and unrealized gain (loss)	(5.15)	(5.09)	10.54	5.82	.56
Total from investment operations	(4.59)	(4.08)	10.71	6.28	1.26
Distributions from net investment income	(.61)	(1.10)	(.07)	(.56)	(.48)
Distributions from net realized gain	(2.46)	(6.95)	(4.79)	(.85)	(.62)
Total distributions	(3.07)	(8.05)	(4.86)	(1.41)	(1.10)
Net asset value, end of period	$46.38	$54.04	$66.17	$60.32	$55.45
Total Return F,G	(8.66)%	(6.97)%	17.88%	11.34%	2.30%
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.88%	1.83%	1.86%	1.88%	1.88%
Expenses net of fee waivers, if any	1.87%	1.83%	1.86%	1.87%	1.88%
Expenses net of all reductions	1.87%	1.83%	1.84%	1.87%	1.86%
Net investment income (loss)	1.15%	1.52% D	.26%	.77%	1.26% E
Supplemental Data
Net assets, end of period (000 omitted)	$3,923	$5,254	$7,801	$6,491	$6,994
Portfolio turnover rate J	24%	28%	58%	58%	64% K

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.35 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .99%.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.25 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .81%.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the contingent deferred sales charge.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

Telecommunications Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$54.73	$67.04	$60.99	$56.04	$55.88
Income from Investment Operations
Net investment income (loss) B,C	1.09	1.71 D	.86	1.09	1.30 E
Net realized and unrealized gain (loss)	(5.24)	(5.18)	10.71	5.90	.56
Total from investment operations	(4.15)	(3.47)	11.57	6.99	1.86
Distributions from net investment income	(1.15)	(1.89)	(.57)	(1.19)	(1.08)
Distributions from net realized gain	(2.46)	(6.95)	(4.96)	(.85)	(.62)
Total distributions	(3.61)	(8.84)	(5.52) F	(2.04)	(1.70)
Net asset value, end of period	$46.97	$54.73	$67.04	$60.99	$56.04
Total Return G	(7.71)%	(5.99)%	19.15%	12.50%	3.38%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.82%	.79%	.81%	.83%	.84%
Expenses net of fee waivers, if any	.82%	.79%	.81%	.82%	.83%
Expenses net of all reductions	.82%	.79%	.79%	.82%	.82%
Net investment income (loss)	2.20%	2.57% D	1.31%	1.82%	2.30% E
Supplemental Data
Net assets, end of period (000 omitted)	$171,885	$199,560	$242,284	$219,854	$227,438
Portfolio turnover rate J	24%	28%	58%	58%	64% K

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.35 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.04%.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.25 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.85%.

F Total distributions per share do not sum due to rounding.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Telecommunications Fund Class I

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$54.58	$66.84	$60.86	$55.84	$55.74
Income from Investment Operations
Net investment income (loss) B,C	1.10	1.74 D	.88	1.04	1.27 E
Net realized and unrealized gain (loss)	(5.21)	(5.18)	10.66	5.91	.57
Total from investment operations	(4.11)	(3.44)	11.54	6.95	1.84
Distributions from net investment income	(1.16)	(1.87)	(.60)	(1.08)	(1.12)
Distributions from net realized gain	(2.46)	(6.95)	(4.96)	(.85)	(.62)
Total distributions	(3.63) F	(8.82)	(5.56)	(1.93)	(1.74)
Net asset value, end of period	$46.84	$54.58	$66.84	$60.86	$55.84
Total Return G	(7.67)%	(5.97)%	19.13%	12.47%	3.35%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.78%	.77%	.79%	.88%	.91%
Expenses net of fee waivers, if any	.78%	.77%	.79%	.88%	.90%
Expenses net of all reductions	.78%	.77%	.78%	.88%	.88%
Net investment income (loss)	2.25%	2.59% D	1.33%	1.76%	2.23% E
Supplemental Data
Net assets, end of period (000 omitted)	$28,441	$12,038	$30,622	$12,428	$25,181
Portfolio turnover rate J	24%	28%	58%	58%	64% K

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.36 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.06%.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.25 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.79%.

F Total distributions per share do not sum due to rounding.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Telecommunications Fund Class Z

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$54.46	$66.75	$60.75	$55.84	$60.97
Income from Investment Operations
Net investment income (loss) C,D	1.18	1.83 E	.95	1.20	.39 F
Net realized and unrealized gain (loss)	(5.23)	(5.20)	10.67	5.86	(4.55)
Total from investment operations	(4.05)	(3.37)	11.62	7.06	(4.16)
Distributions from net investment income	(1.22)	(1.98)	(.67)	(1.30)	(.97)
Distributions from net realized gain	(2.46)	(6.95)	(4.96)	(.85)	-
Total distributions	(3.69) G	(8.92) G	(5.62) G	(2.15)	(.97)
Net asset value, end of period	$46.72	$54.46	$66.75	$60.75	$55.84
Total Return H,I	(7.56)%	(5.87)%	19.31%	12.68%	(6.80)%
Ratios to Average Net Assets D,J,K
Expenses before reductions	.67%	.65%	.67%	.68%	.68% L
Expenses net of fee waivers, if any	.66%	.65%	.67%	.67%	.66% L
Expenses net of all reductions	.66%	.65%	.65%	.67%	.64% L
Net investment income (loss)	2.36%	2.71% E	1.45%	1.97%	1.67% F,L
Supplemental Data
Net assets, end of period (000 omitted)	$2,685	$5,587	$31,271	$25,223	$383
Portfolio turnover rate M	24%	28%	58%	58%	64% N

A For the year ended February 29.

B For the period October 2, 2018 (commencement of sale of shares) through February 28, 2019.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.36 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.17%.

F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.23%.

G Total distributions per share do not sum due to rounding.

H Total returns for periods of less than one year are not annualized.

I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

J Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

L Annualized.

M Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

N Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.
Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Fidelity Advisor Telecommunications Fund Class A (Class A), Fidelity Advisor Telecommunications Fund Class M (Class M), Fidelity Advisor Telecommunications Fund Class C (Class C), Telecommunications Portfolio (Telecommunications), Fidelity Advisor Telecommunications Fund Class I (Class I) and Fidelity Advisor Telecommunications Fund Class Z (Class Z) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$31,772,801
Gross unrealized depreciation	(42,588,672)
Net unrealized appreciation (depreciation)	$(10,815,871)
Tax Cost	$255,662,333

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$740,134
Undistributed long-term capital gain	$2,335,513
Net unrealized appreciation (depreciation) on securities and other investments	$(10,820,402)

The tax character of distributions paid was as follows:

	February 28, 2023	February 28, 2022
Ordinary Income	$5,364,741	$ 10,889,499
Long-term Capital Gains	11,626,431	28,338,516
Total	$16,991,172	$ 39,228,015

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Telecommunications Portfolio	60,649,139	54,489,794

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$48,969	$1,338
Class M	.25%	.25%	35,890	410
Class C	.75%	.25%	45,361	4,352
			$130,220	$6,100

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,475
Class M	762
Class C A	80
$6,317

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$50,235.26
Class M	18,704.26
Class C	11,486.25
Telecommunications	359,749.20
Class I	35,504.15
Class Z	1,753.04
	$477,431

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Telecommunications Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Telecommunications Portfolio	$2,152

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Telecommunications Portfolio	Borrower	$8,789,000	4.07%	$1,985

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Telecommunications Portfolio	3,251,984	2,319,024	1,153,501

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Telecommunications Portfolio	$437

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Telecommunications Portfolio	$2,247	$-	$-

8. Expense Reductions.
During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class M	$179

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,347.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended February 28, 2023	Year ended February 28, 2022
Telecommunications Portfolio
Distributions to shareholders
Class A	$1,371,752	$3,450,435
Class M	479,499	1,137,728
Class C	286,410	810,598
Telecommunications	13,019,579	30,567,586
Class I	1,515,681	2,148,608
Class Z	318,251	1,113,060
Total	$16,991,172	$39,228,015

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2023	Year ended February 28, 2022	Year ended February 28, 2023	Year ended February 28, 2022
Telecommunications Portfolio
Class A
Shares sold	78,714	90,188	$3,917,123	$6,068,619
Reinvestment of distributions	27,038	54,998	1,318,232	3,273,159
Shares redeemed	(108,969)	(187,477)	(5,376,984)	(12,278,980)
Net increase (decrease)	(3,217)	(42,291)	$(141,629)	$(2,937,202)
Class M
Shares sold	34,367	30,229	$1,663,349	$1,999,078
Reinvestment of distributions	9,903	19,272	478,658	1,135,663
Shares redeemed	(29,810)	(42,731)	(1,403,232)	(2,753,637)
Net increase (decrease)	14,460	6,770	$738,775	$381,104
Class C
Shares sold	10,310	11,499	$526,650	$770,363
Reinvestment of distributions	5,729	13,391	280,668	796,726
Shares redeemed	(28,682)	(45,557)	(1,415,361)	(2,968,982)
Net increase (decrease)	(12,643)	(20,667)	$(608,043)	$(1,401,893)
Telecommunications
Shares sold	538,813	360,254	$26,964,598	$23,554,030
Reinvestment of distributions	247,377	475,371	12,134,608	28,443,914
Shares redeemed	(773,315)	(803,327)	(38,015,718)	(52,542,566)
Net increase (decrease)	12,875	32,298	$1,083,488	$(544,622)
Class I
Shares sold	817,391	96,788	$41,395,131	$6,174,851
Reinvestment of distributions	29,024	32,650	1,455,032	1,972,758
Shares redeemed	(459,823)	(367,007)	(21,772,889)	(24,500,148)
Net increase (decrease)	386,592	(237,569)	$21,077,274	$(16,352,539)
Class Z
Shares sold	30,184	57,644	$1,459,810	$3,735,025
Reinvestment of distributions	4,499	12,790	231,168	768,028
Shares redeemed	(79,794)	(436,350)	(3,445,621)	(29,982,022)
Net increase (decrease)	(45,111)	(365,916)	$(1,754,643)	$(25,478,969)

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Wireless Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Wireless Portfolio	-14.79%	8.34%	9.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Wireless Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Wireless Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Matthew Drukker:
For the fiscal year ending February 28, 2023, the fund returned -14.79%, underperforming the -11.88% result of the Fidelity Wireless Index, as well as the broad-based S&P 500 ® index. Versus the industry index, security selection was the primary detractor, especially within the interactive media & services category. Picks among semiconductors firms, along with the internet & direct marketing retail group, also hurt. The portfolio's largest individual detractor versus the industry index was an out-of-index stake in Snap (-75%). Non-index exposure to Amazon.com (-39%) proved detrimental as well. Avoiding STMicroelectronics, an index component that gained about 15%, further weighed on the fund's relative result. In contrast, the biggest contributors to performance versus the industry index were stock picks and an overweight in wireless telecommunication services companies. Investment choices in integrated telecommunication services and trucking stocks further lifted the portfolio's relative return. The biggest individual relative contributor was an overweight position in T-Mobile U.S. (+15%), one of the fund's biggest holdings at period end. Also bolstering performance was a smaller-than-index stake in Verizon Communications, which returned roughly -23%. The company was among the fund's largest positions this period. Adding further value was a non-index stake in Uber Technologies (-8%), another sizable portfolio holding as of February 28. Notable changes in positioning include a higher allocation to the wireless telecommunication services industry and alternative carriers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Wireless Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	13.0
T-Mobile U.S., Inc.	11.4
American Tower Corp.	9.2
AT&T, Inc.	8.1
Qualcomm, Inc.	5.7
Marvell Technology, Inc.	4.9
Uber Technologies, Inc.	3.2
Motorola Solutions, Inc.	2.7
Orange SA ADR	2.6
Liberty Global PLC Class A	2.6
63.4

Industries (% of Fund's net assets)

Diversified Telecommunication Services	19.7
Wireless Telecommunication Services	16.5
Semiconductors & Semiconductor Equipment	14.7
Technology Hardware, Storage & Peripherals	14.4
Equity Real Estate Investment Trusts (Reits)	12.0
Communications Equipment	7.2
Internet & Direct Marketing Retail	5.1
Entertainment	3.9
Interactive Media & Services	3.3
Oil, Gas & Consumable Fuels	1.1
Software	0.6
IT Services	0.5
Media	0.3

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Wireless Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 99.3%
	Shares	Value ($)
Communications Equipment - 7.2%
Communications Equipment - 7.2%
CommScope Holding Co., Inc. (a)	246,400	1,783,936
Ericsson:
(B Shares)	163,600	905,952
(B Shares) sponsored ADR	467,700	2,572,350
Motorola Solutions, Inc.	30,768	8,086,138
Nokia Corp. sponsored ADR	1,398,100	6,431,260
ViaSat, Inc. (a)(b)	61,201	1,943,744
		21,723,380
Diversified Telecommunication Services - 19.7%
Alternative Carriers - 4.6%
Iridium Communications, Inc.	64,800	3,976,776
Liberty Global PLC Class A (a)	387,500	7,939,875
Liberty Latin America Ltd. Class C (a)	219,900	1,930,722
		13,847,373
Integrated Telecommunication Services - 15.1%
AT&T, Inc.	1,292,700	24,444,957
Cellnex Telecom SA (c)	79,015	2,964,548
Orange SA ADR (b)	701,200	8,049,776
Telefonica SA sponsored ADR (b)	653,249	2,671,788
Verizon Communications, Inc.	194,501	7,548,584
		45,679,653
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		59,527,026
Entertainment - 3.9%
Interactive Home Entertainment - 2.3%
Activision Blizzard, Inc.	90,900	6,931,125
Movies & Entertainment - 1.6%
Spotify Technology SA (a)	9,500	1,104,850
Warner Bros Discovery, Inc. (a)	236,537	3,694,708
		4,799,558
TOTAL ENTERTAINMENT		11,730,683
Equity Real Estate Investment Trusts (REITs) - 12.0%
Specialized REITs - 12.0%
American Tower Corp.	139,792	27,680,214
Crown Castle International Corp.	12,801	1,673,731
SBA Communications Corp. Class A	26,200	6,794,970
		36,148,915
Interactive Media & Services - 3.3%
Interactive Media & Services - 3.3%
Meta Platforms, Inc. Class A (a)	45,300	7,924,782
Snap, Inc. Class A (a)	184,100	1,868,615
		9,793,397
Internet & Direct Marketing Retail - 5.1%
Internet & Direct Marketing Retail - 5.1%
Amazon.com, Inc. (a)	60,900	5,738,607
Uber Technologies, Inc. (a)	290,100	9,648,726
		15,387,333
IT Services - 0.5%
Internet Services & Infrastructure - 0.5%
Twilio, Inc. Class A (a)	22,400	1,505,504
Media - 0.3%
Cable & Satellite - 0.3%
DISH Network Corp. Class A (a)	71,349	814,092
Oil, Gas & Consumable Fuels - 1.1%
Oil & Gas Refining & Marketing - 1.1%
Reliance Industries Ltd.	120,800	3,394,810
Semiconductors & Semiconductor Equipment - 14.7%
Semiconductor Equipment - 0.9%
Teradyne, Inc.	27,500	2,781,350
Semiconductors - 13.8%
Marvell Technology, Inc.	329,000	14,854,350
NXP Semiconductors NV	26,400	4,711,872
Qorvo, Inc. (a)	47,200	4,762,008
Qualcomm, Inc.	140,350	17,337,436
		41,665,666
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		44,447,016
Software - 0.6%
Application Software - 0.6%
LivePerson, Inc. (a)	84,000	850,080
RingCentral, Inc. (a)	31,400	1,037,456
Zoom Video Communications, Inc. Class A (a)	300	22,377
		1,909,913
Technology Hardware, Storage & Peripherals - 14.4%
Technology Hardware, Storage & Peripherals - 14.4%
Apple, Inc.	267,620	39,449,862
Samsung Electronics Co. Ltd.	91,160	4,181,303
		43,631,165
Wireless Telecommunication Services - 16.5%
Wireless Telecommunication Services - 16.5%
Bharti Airtel Ltd.	487,600	4,379,226
Bharti Airtel Ltd.	47,900	209,724
Millicom International Cellular SA (a)(b)	183,680	3,635,027
Rogers Communications, Inc. Class B (non-vtg.)	82,400	3,936,117
Shenandoah Telecommunications Co.	300	5,856
Spok Holdings, Inc.	1	10
T-Mobile U.S., Inc. (a)	242,516	34,480,925
Vodafone Group PLC sponsored ADR	276,981	3,315,463
		49,962,348
TOTAL COMMON STOCKS (Cost $244,332,132)		299,975,582

Money Market Funds - 4.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (d)	2,911,720	2,912,303
Fidelity Securities Lending Cash Central Fund 4.63% (d)(e)	10,798,653	10,799,733
TOTAL MONEY MARKET FUNDS (Cost $13,712,036)		13,712,036

TOTAL INVESTMENT IN SECURITIES - 103.8% (Cost $258,044,168)	313,687,618
NET OTHER ASSETS (LIABILITIES) - (3.8)%	(11,481,583)
NET ASSETS - 100.0%	302,206,035

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,964,548 or 1.0% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	678,387	52,911,810	50,677,894	29,296	-	-	2,912,303	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	11,173,355	132,164,749	132,538,371	196,298	-	-	10,799,733	0.0%
Total	11,851,742	185,076,559	183,216,265	225,594	-	-	13,712,036

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	299,975,582	296,105,082	3,870,500	-

Money Market Funds	13,712,036	13,712,036	-	-
Total Investments in Securities:	313,687,618	309,817,118	3,870,500	-

Wireless Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $10,324,284) - See accompanying schedule:
Unaffiliated issuers (cost $244,332,132)	$299,975,582
Fidelity Central Funds (cost $13,712,036)	13,712,036

Total Investment in Securities (cost $258,044,168)		$313,687,618
Foreign currency held at value (cost $16)		16
Receivable for fund shares sold		30,194
Dividends receivable		109,470
Distributions receivable from Fidelity Central Funds		20,553
Prepaid expenses		955
Other receivables		11,722
Total assets		313,860,528
Liabilities
Payable for fund shares redeemed	$207,732
Accrued management fee	137,941
Other affiliated payables	62,860
Other payables and accrued expenses	446,158
Collateral on securities loaned	10,799,802
Total Liabilities		11,654,493
Net Assets		$302,206,035
Net Assets consist of:
Paid in capital		$248,605,064
Total accumulated earnings (loss)		53,600,971
Net Assets		$302,206,035
Net Asset Value , offering price and redemption price per share ($302,206,035 ÷ 29,714,321 shares)		$10.17

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$5,304,399
Income from Fidelity Central Funds (including $196,298 from security lending)		225,594
Total Income		5,529,993
Expenses
Management fee	$1,782,936
Transfer agent fees	678,545
Accounting fees	123,187
Custodian fees and expenses	(1,760)
Independent trustees' fees and expenses	1,173
Registration fees	28,699
Audit	56,986
Legal	2,541
Interest	927
Miscellaneous	1,916
Total expenses before reductions	2,675,150
Expense reductions	(12,049)
Total expenses after reductions		2,663,101
Net Investment income (loss)		2,866,892
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $305,473)	10,209,051
Foreign currency transactions	(4,251)
Total net realized gain (loss)		10,204,800
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $315,365)	(72,756,061)
Assets and liabilities in foreign currencies	(4,105)
Total change in net unrealized appreciation (depreciation)		(72,760,166)
Net gain (loss)		(62,555,366)
Net increase (decrease) in net assets resulting from operations		$(59,688,474)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,866,892	$3,198,096
Net realized gain (loss)	10,204,800	34,525,197
Change in net unrealized appreciation (depreciation)	(72,760,166)	(15,899,186)
Net increase (decrease) in net assets resulting from operations	(59,688,474)	21,824,107
Distributions to shareholders	(26,743,653)	(34,390,230)
Share transactions
Proceeds from sales of shares	36,656,737	52,081,537
Reinvestment of distributions	24,990,417	32,470,195
Cost of shares redeemed	(76,575,168)	(108,715,196)
Net increase (decrease) in net assets resulting from share transactions	(14,928,014)	(24,163,464)
Total increase (decrease) in net assets	(101,360,141)	(36,729,587)

Net Assets
Beginning of period	403,566,176	440,295,763
End of period	$302,206,035	$403,566,176

Other Information
Shares
Sold	3,281,452	3,719,197
Issued in reinvestment of distributions	2,265,748	2,345,099
Redeemed	(7,089,181)	(7,824,819)
Net increase (decrease)	(1,541,981)	(1,760,523)

Financial Highlights
Wireless Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$12.91	$13.34	$10.69	$8.93	$10.29
Income from Investment Operations
Net investment income (loss) B,C	.09	.10	.10	.14	.20 D
Net realized and unrealized gain (loss)	(1.95)	.54	3.50	1.93	(.24) E
Total from investment operations	(1.86)	.64	3.60	2.07	(.04)
Distributions from net investment income	(.09)	(.09)	(.10)	(.12)	(.19)
Distributions from net realized gain	(.79)	(.98)	(.86)	(.19)	(1.13)
Total distributions	(.88)	(1.07)	(.95) F	(.31)	(1.32)
Net asset value, end of period	$10.17	$12.91	$13.34	$10.69	$8.93
Total Return G	(14.79)%	4.40%	36.09%	23.01%	.21%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.79%	.77%	.79%	.81%	.83%
Expenses net of fee waivers, if any	.79%	.77%	.79%	.81%	.83%
Expenses net of all reductions	.79%	.77%	.78%	.81%	.82%
Net investment income (loss)	.85%	.69%	.80%	1.39%	2.07% D
Supplemental Data
Net assets, end of period (000 omitted)	$302,206	$403,566	$440,296	$355,309	$237,907
Portfolio turnover rate J	11%	30%	55%	78%	54%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.74%.

E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .12%.

F Total distributions per share do not sum due to rounding.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.
Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation.   Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, certain foreign taxes and   losses deferred due to wash sales and excise tax regulations.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$99,703,763
Gross unrealized depreciation	(44,855,157)
Net unrealized appreciation (depreciation)	$54,848,606
Tax Cost	$258,839,012

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$54,840,219

The Fund intends to elect to defer to its next fiscal year $788,886 of capital losses recognized during the period November 1, 2022 to February 28, 2023 and $35,029 of ordinary losses recognized during the period January 1, 2023 to February 28, 2023.

The tax character of distributions paid was as follows:

	February 28, 2023	February 28, 2022
Ordinary Income	$2,921,826	$ 9,236,354
Long-term Capital Gains	23,821,827	25,153,876
Total	$26,743,653	$ 34,390,230

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Wireless Portfolio	37,017,603	75,921,965

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Wireless Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Wireless Portfolio	$2,253

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Wireless Portfolio	Borrower	$6,244,000	1.78%	$927

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Wireless Portfolio	6,308,469	1,044,026	264,127
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Wireless Portfolio	$638

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Wireless Portfolio	$20,543	$170	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $12,049.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Telecommunications Portfolio and Wireless Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Telecommunications Portfolio and Wireless Portfolio (two of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2023, the related statements of operations for the year ended February 28, 2023, the statements of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023
Telecommunications Portfolio
Class A	1.14%
Actual		$ 1,000	$ 1,018.60	$ 5.71
Hypothetical- B		$ 1,000	$ 1,019.14	$ 5.71
Class M	1.38%
Actual		$ 1,000	$ 1,017.50	$ 6.90
Hypothetical- B		$ 1,000	$ 1,017.95	$ 6.90
Class C	1.89%
Actual		$ 1,000	$ 1,014.80	$ 9.44
Hypothetical- B		$ 1,000	$ 1,015.42	$ 9.44
Telecommunications Portfolio	.84%
Actual		$ 1,000	$ 1,020.20	$ 4.21
Hypothetical- B		$ 1,000	$ 1,020.63	$ 4.21
Class I	.78%
Actual		$ 1,000	$ 1,020.40	$ 3.91
Hypothetical- B		$ 1,000	$ 1,020.93	$ 3.91
Class Z	.69%
Actual		$ 1,000	$ 1,020.80	$ 3.46
Hypothetical- B		$ 1,000	$ 1,021.37	$ 3.46

Wireless Portfolio	.81%
Actual		$ 1,000	$ 958.30	$ 3.93
Hypothetical- B		$ 1,000	$ 1,020.78	$ 4.06

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2023, or, if subsequently determined to be different, the net capital gain of such year.

Telecommunications Portfolio	$6,734,770
Wireless Portfolio	$10,181,897
A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax.

Telecommunications Portfolio	0.01%
The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

April, 2022
Wireless Portfolio	100.00%
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2022	July 2022	October 2022	December 2022
Telecommunications Portfolio
Class A	100%	100%	100%	100%
Class M	100%	100%	100%	100%
Class C	100%	100%	100%	100%
Telecommunications	100%	100%	100%	100%
Class I	100%	100%	100%	100%
Class Z	100%	100%	100%	100%
Wireless Portfolio
Wireless	98%			82%
A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2022	July 2022	October 2022	December 2022
Telecommunications Portfolio
Class A	100%	100%	100%	100%
Class M	100%	100%	100%	100%
Class C	100%	100%	100%	100%
Telecommunications	100%	100%	100%	100%
Class I	100%	100%	100%	100%
Class Z	100%	100%	100%	100%
Wireless Portfolio
Wireless	100%			100%

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.846050.116
SELTS-ANN-0423
Fidelity® Select Portfolios®
Utilities Sector

Utilities Portfolio

Annual Report
February 28, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Utilities Portfolio	1.46%	9.69%	9.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Utilities Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Douglas Simmons:
For the fiscal year ending February 28, 2023, the fund gained 1.46%, outperforming the -0.98% return of the MSCI US IMI Utilities 25/50 Index, and handily outpacing the broad-based S&P 500 ® index. The primary contributor to performance versus the sector index was our stock selection in electric utilities. An underweighting and stock picks in multi-utilities and an overweighting in independent power producers & energy traders also lifted the fund's relative result. The biggest individual relative contributor was an overweight position in Constellation Energy (+63%), which was among the fund's largest holdings. Also helping performance was our overweight in PG&E, which gained approximately 37%, and was another top-five holding. Another notable relative contributor was our lighter-than-index stake in Dominion Energy (-28%). Conversely, the primary detractor from performance versus the sector index was our stock selection in renewable electricity. An underweighting and security selection in gas utilities and stock picks in integrated telecommunication services also hurt relative performance. The fund's biggest individual relative detractor was our underweight stake in Consolidated Edison, which gained about 8% the past year. Consolidated Edison was not held at period end. An underweight and untimely positioning in Eversource Energy, which returned -5%, also held back performance. This was a stake we established the past 12 months. Further hindering performance was our lighter-than-index investment in American Electric Power. American Electric Power was not held at period end. Notable changes in positioning include increased exposure to the electric utilities subindustry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

NextEra Energy, Inc.	16.3
Southern Co.	12.1
Sempra Energy	6.8
Constellation Energy Corp.	6.6
PG&E Corp.	5.9
Dominion Energy, Inc.	5.0
Edison International	4.9
FirstEnergy Corp.	4.3
PPL Corp.	4.1
Public Service Enterprise Group, Inc.	4.0
70.0

Industries (% of Fund's net assets)

Electric Utilities	71.9
Multi-Utilities	19.7
Independent Power and Renewable Electricity Producers	4.4

Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 96.0%
	Shares	Value ($)
Electric Utilities - 71.9%
Electric Utilities - 71.9%
Constellation Energy Corp.	1,185,890	88,811,302
Duke Energy Corp.	432,947	40,809,584
Edison International	1,003,410	66,435,776
Entergy Corp.	483,300	49,717,071
Eversource Energy	567,784	42,788,202
Exelon Corp.	1,161,489	46,912,541
FirstEnergy Corp. (a)	1,486,202	58,764,427
NextEra Energy, Inc.	3,107,206	220,704,844
PG&E Corp. (b)	5,153,284	80,494,296
Pinnacle West Capital Corp.	139,740	10,296,043
PPL Corp.	2,048,900	55,463,723
Southern Co.	2,596,494	163,734,912
Xcel Energy, Inc.	738,300	47,672,031
		972,604,752
Independent Power and Renewable Electricity Producers - 4.4%
Independent Power Producers & Energy Traders - 2.5%
Energy Harbor Corp. (b)	231,300	17,810,100
Vistra Corp.	718,197	15,793,152
		33,603,252
Renewable Electricity - 1.9%
Clearway Energy, Inc. Class A	166,124	4,935,544
NextEra Energy Partners LP	319,861	21,193,990
		26,129,534
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		59,732,786
Multi-Utilities - 19.7%
Multi-Utilities - 19.7%
Dominion Energy, Inc.	1,207,860	67,181,173
NiSource, Inc.	1,955,619	53,642,629
Public Service Enterprise Group, Inc.	906,303	54,767,890
Sempra Energy	611,071	91,636,207
		267,227,899
TOTAL COMMON STOCKS (Cost $1,144,345,355)		1,299,565,437

Money Market Funds - 1.7%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (c)	13,604,136	13,606,856
Fidelity Securities Lending Cash Central Fund 4.63% (c)(d)	9,118,938	9,119,850
TOTAL MONEY MARKET FUNDS (Cost $22,726,706)		22,726,706

TOTAL INVESTMENT IN SECURITIES - 97.7% (Cost $1,167,072,061)	1,322,292,143
NET OTHER ASSETS (LIABILITIES) - 2.3%	30,473,804
NET ASSETS - 100.0%	1,352,765,947

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	15,713,381	641,855,916	643,962,441	833,291	-	-	13,606,856	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	21,483,975	579,066,127	591,430,252	38,654	-	-	9,119,850	0.0%
Total	37,197,356	1,220,922,043	1,235,392,693	871,945	-	-	22,726,706

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,299,565,437	1,299,565,437	-	-

Money Market Funds	22,726,706	22,726,706	-	-
Total Investments in Securities:	1,322,292,143	1,322,292,143	-	-

Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $8,849,052) - See accompanying schedule:
Unaffiliated issuers (cost $1,144,345,355)	$1,299,565,437
Fidelity Central Funds (cost $22,726,706)	22,726,706

Total Investment in Securities (cost $1,167,072,061)		$1,322,292,143
Receivable for investments sold		42,750,257
Receivable for fund shares sold		649,677
Dividends receivable		5,949,059
Distributions receivable from Fidelity Central Funds		42,078
Prepaid expenses		2,826
Total assets		1,371,686,040
Liabilities
Payable for investments purchased	$6,401,010
Payable for fund shares redeemed	2,490,287
Accrued management fee	625,311
Other affiliated payables	249,268
Other payables and accrued expenses	34,367
Collateral on securities loaned	9,119,850
Total Liabilities		18,920,093
Net Assets		$1,352,765,947
Net Assets consist of:
Paid in capital		$1,184,129,411
Total accumulated earnings (loss)		168,636,536
Net Assets		$1,352,765,947
Net Asset Value , offering price and redemption price per share ($1,352,765,947 ÷ 13,901,981 shares)		$97.31

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$33,697,774
Income from Fidelity Central Funds (including $38,654 from security lending)		871,945
Total Income		34,569,719
Expenses
Management fee	$7,367,347
Transfer agent fees	2,365,300
Accounting fees	403,573
Custodian fees and expenses	9,000
Independent trustees' fees and expenses	4,698
Registration fees	117,313
Audit	40,152
Legal	923
Interest	2,976
Miscellaneous	6,669
Total expenses before reductions	10,317,951
Expense reductions	(49,100)
Total expenses after reductions		10,268,851
Net Investment income (loss)		24,300,868
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	32,167,164
Foreign currency transactions	(69)
Total net realized gain (loss)		32,167,095
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(78,849,482)
Assets and liabilities in foreign currencies	(1,006)
Total change in net unrealized appreciation (depreciation)		(78,850,488)
Net gain (loss)		(46,683,393)
Net increase (decrease) in net assets resulting from operations		$(22,382,525)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,300,868	$19,728,195
Net realized gain (loss)	32,167,095	38,512,444
Change in net unrealized appreciation (depreciation)	(78,850,488)	110,781,817
Net increase (decrease) in net assets resulting from operations	(22,382,525)	169,022,456
Distributions to shareholders	(62,216,948)	(28,337,938)
Share transactions
Proceeds from sales of shares	921,832,942	248,500,596
Reinvestment of distributions	57,299,028	26,334,666
Cost of shares redeemed	(613,822,146)	(239,748,839)
Net increase (decrease) in net assets resulting from share transactions	365,309,824	35,086,423
Total increase (decrease) in net assets	280,710,351	175,770,941

Net Assets
Beginning of period	1,072,055,596	896,284,655
End of period	$1,352,765,947	$1,072,055,596

Other Information
Shares
Sold	8,651,956	2,524,118
Issued in reinvestment of distributions	535,973	259,200
Redeemed	(5,965,477)	(2,459,097)
Net increase (decrease)	3,222,452	324,221

Financial Highlights
Utilities Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$100.38	$86.55	$91.20	$85.32	$76.75
Income from Investment Operations
Net investment income (loss) B,C	1.82	1.92	1.61	2.09	2.06
Net realized and unrealized gain (loss)	.04 D	14.72	(1.81)	5.99	13.35
Total from investment operations	1.86	16.64	(.20)	8.08	15.41
Distributions from net investment income	(1.75)	(1.71)	(2.12)	(1.94)	(1.37)
Distributions from net realized gain	(3.18)	(1.10)	(2.34)	(.26)	(5.46)
Total distributions	(4.93)	(2.81)	(4.45) E	(2.20)	(6.84) E
Net asset value, end of period	$97.31	$100.38	$86.55	$91.20	$85.32
Total Return F	1.46%	19.19%	(.05)%	9.34%	20.17%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.74%	.74%	.76%	.75%	.78%
Expenses net of fee waivers, if any	.74%	.73%	.76%	.75%	.78%
Expenses net of all reductions	.74%	.73%	.75%	.74%	.76%
Net investment income (loss)	1.74%	1.96%	1.88%	2.25%	2.45%
Supplemental Data
Net assets, end of period (000 omitted)	$1,352,766	$1,072,056	$896,285	$1,247,009	$1,040,763
Portfolio turnover rate I	53%	37%	64%	65% J	97% J

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended February 28, 2023

1. Organization.
Utilities Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$205,091,487
Gross unrealized depreciation	(56,923,405)
Net unrealized appreciation (depreciation)	$148,168,082
Tax Cost	$1,174,124,061

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,301,853
Undistributed long-term capital gain	$19,167,575
Net unrealized appreciation (depreciation) on securities and other investments	$148,167,108

The tax character of distributions paid was as follows:

	February 28, 2023	February 28, 2022
Ordinary Income	$23,713,330	$17,236,478
Long-term Capital Gains	38,503,618	11,101,460
Total	$62,216,948	$28,337,938

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Utilities Portfolio	1,021,841,389	715,703,064

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Utilities Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Utilities Portfolio	$17,947

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Utilities Portfolio	Borrower	$16,158,500	3.32%	$2,976

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.   Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Utilities Portfolio	20,325,476	5,559,057	(584,045)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Utilities Portfolio	$2,361

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Utilities Portfolio	$3,889	$-	$-

8. Expense Reductions.
In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $49,100.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Utilities Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Utilities Portfolio (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the "Fund") as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2023

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023

Utilities Portfolio	.74%
Actual		$ 1,000	$ 904.40	$ 3.49
Hypothetical- B		$ 1,000	$ 1,021.12	$ 3.71

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2023, $35,895,447, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.813626.118
SELUTL-ANN-0423
Fidelity® Select Portfolios®
Information Technology Sector

IT Services Portfolio
Semiconductors Portfolio
Software and IT Services Portfolio
Tech Hardware Portfolio
Technology Portfolio
(IT Services Portfolio to be renamed Enterprise Technology Services Portfolio effective June 1, 2023)

Annual Report
February 28, 2023

Contents

IT Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Semiconductors Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Software and IT Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Tech Hardware Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Technology Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

IT Services Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
IT Services Portfolio	-11.88%	6.73%	13.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in IT Services Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

IT Services Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Becky Baker:
For the fiscal year, the fund returned -11.88%, trailing the -9.86% result of the MSCI US IMI IT Services 25/50 Index, as well as the broad-based S&P 500 ® index. Versus the industry index, security selection was the primary detractor, especially within IT consulting & other services. Stock selection in internet services & infrastructure and non-index exposure to advertising also hampered the fund's relative result. Not owning IBM, an index component that gained 11%, was the largest individual relative detractor. The fund's non-index stake in S4 Capital, a position not held at period end, returned roughly -47% and hurt. Also hampering performance was an underweighting in Automatic Data Processing, which gained about 10%. Conversely, the largest contributor to performance versus the industry index was out-of-index exposure to specialized consumer services. Security selection in data processing & outsourced services and non-index investment in consumer finance also helped. Our non-index investment in H&R Block was the fund's largest individual relative contributor, driven by a rise of 53%. This was among the biggest holdings at period end. Also bolstering performance was our overweighting in ExlService Holdings, which gained 36%. ExlService was among the fund's largest holdings. Another key contributor was our out-of-index position in NerdWallet (+82%). Notable changes in positioning include increased exposure to the application software subindustry and a lower allocation to internet services & infrastructure.
Note to shareholders:
On June 1, 2023, the fund's name will change to Fidelity ® Select Enterprise Technology Services Portfolio, in alignment with an update to the Global Industry Classification Standard (GICS). The fund's supplemental benchmark also will change, from the MSCI U.S. IMI IT Services 25/50 Index to the MSCI U.S. IMI Enterprise Technology Services 25/50 Index. These changes will better reflect the fund's investment mandate by capturing IT services providers across multiple industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

IT Services Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Visa, Inc. Class A	23.1
MasterCard, Inc. Class A	16.5
Accenture PLC Class A	9.1
Block, Inc. Class A	5.1
Fiserv, Inc.	5.1
EPAM Systems, Inc.	4.7
Gartner, Inc.	4.5
Intuit, Inc.	3.1
H&R Block, Inc.	3.0
ExlService Holdings, Inc.	3.0
77.2

Industries (% of Fund's net assets)

IT Services	88.4
Software	5.4
Diversified Consumer Services	3.0
Consumer Finance	1.3
Internet & Direct Marketing Retail	1.2
Interactive Media & Services	0.3

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

IT Services Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 99.6%
	Shares	Value ($)
Consumer Finance - 1.3%
Consumer Finance - 1.3%
NerdWallet, Inc. (a)(b)	1,269,223	26,196,763
Diversified Consumer Services - 3.0%
Specialized Consumer Services - 3.0%
H&R Block, Inc. (b)	1,719,300	63,270,240
Interactive Media & Services - 0.3%
Interactive Media & Services - 0.3%
Meta Platforms, Inc. Class A (a)	34,600	6,052,924
Internet & Direct Marketing Retail - 1.2%
Internet & Direct Marketing Retail - 1.2%
Global-e Online Ltd. (a)(b)	924,125	26,152,738
IT Services - 88.4%
Data Processing & Outsourced Services - 60.6%
Automatic Data Processing, Inc.	143,875	31,626,603
Block, Inc. Class A (a)(b)	1,387,900	106,493,567
ExlService Holdings, Inc. (a)	384,300	63,221,193
Fiserv, Inc. (a)	918,617	105,723,631
Global Payments, Inc. (b)	387,023	43,423,981
MasterCard, Inc. Class A	967,300	343,672,017
Nuvei Corp. (a)(b)(c)	255,900	7,843,335
Paychex, Inc.	129,200	14,263,680
PayPal Holdings, Inc. (a)	69,640	5,125,504
TaskUs, Inc. (a)(b)	415,437	7,147,594
The Western Union Co.	4,800	62,208
Visa, Inc. Class A (b)	2,191,348	481,965,076
WEX, Inc. (a)	700	134,967
WNS Holdings Ltd. sponsored ADR (a)	618,792	53,785,401
		1,264,488,757
Internet Services & Infrastructure - 6.0%
Cloudflare, Inc. (a)(b)	303,200	18,195,032
GoDaddy, Inc. (a)	51,527	3,901,109
MongoDB, Inc. Class A (a)	301,300	63,128,376
Snowflake, Inc. (a)	192,500	29,718,150
Twilio, Inc. Class A (a)(b)	136,600	9,180,886
		124,123,553
IT Consulting & Other Services - 21.8%
Accenture PLC Class A	717,680	190,579,924
Amdocs Ltd.	628,400	57,567,724
DXC Technology Co. (a)	152,900	4,241,446
Endava PLC ADR (a)	147,900	11,763,966
EPAM Systems, Inc. (a)	316,900	97,494,285
Gartner, Inc. (a)	284,400	93,229,164
		454,876,509
TOTAL IT SERVICES		1,843,488,819
Software - 5.4%
Application Software - 5.4%
Intuit, Inc.	159,356	64,886,576
Paycom Software, Inc. (a)	163,800	47,348,028
		112,234,604
TOTAL COMMON STOCKS (Cost $1,182,213,785)		2,077,396,088

Money Market Funds - 26.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (d)	1,121,391	1,121,615
Fidelity Securities Lending Cash Central Fund 4.63% (d)(e)	548,030,182	548,084,985
TOTAL MONEY MARKET FUNDS (Cost $549,206,600)		549,206,600

TOTAL INVESTMENT IN SECURITIES - 125.9% (Cost $1,731,420,385)	2,626,602,688
NET OTHER ASSETS (LIABILITIES) - (25.9)%	(540,134,794)
NET ASSETS - 100.0%	2,086,467,894

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,843,335 or 0.4% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	1,591,416	562,144,393	562,614,194	279,246	-	-	1,121,615	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	84,129,800	1,849,469,642	1,385,514,457	402,883	-	-	548,084,985	1.7%
Total	85,721,216	2,411,614,035	1,948,128,651	682,129	-	-	549,206,600

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	2,077,396,088	2,077,396,088	-	-

Money Market Funds	549,206,600	549,206,600	-	-
Total Investments in Securities:	2,626,602,688	2,626,602,688	-	-

IT Services Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $533,927,904) - See accompanying schedule:
Unaffiliated issuers (cost $1,182,213,785)	$2,077,396,088
Fidelity Central Funds (cost $549,206,600)	549,206,600

Total Investment in Securities (cost $1,731,420,385)		$2,626,602,688
Receivable for investments sold		33,556,288
Receivable for fund shares sold		147,484
Dividends receivable		1,068,348
Distributions receivable from Fidelity Central Funds		85,424
Prepaid expenses		7,425
Other receivables		15,141
Total assets		2,661,482,798
Liabilities
Payable for investments purchased	$24,705,819
Payable for fund shares redeemed	869,777
Accrued management fee	951,107
Other affiliated payables	354,394
Other payables and accrued expenses	64,912
Collateral on securities loaned	548,068,895
Total Liabilities		575,014,904
Net Assets		$2,086,467,894
Net Assets consist of:
Paid in capital		$1,201,485,177
Total accumulated earnings (loss)		884,982,717
Net Assets		$2,086,467,894
Net Asset Value , offering price and redemption price per share ($2,086,467,894 ÷ 37,823,657 shares)		$55.16

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$16,660,621
Income from Fidelity Central Funds (including $402,883 from security lending)		682,129
Total Income		17,342,750
Expenses
Management fee	$12,019,813
Transfer agent fees	3,913,095
Accounting fees	627,246
Custodian fees and expenses	16,046
Independent trustees' fees and expenses	7,950
Registration fees	31,137
Audit	44,972
Legal	2,381
Interest	57,048
Miscellaneous	45,598
Total expenses before reductions	16,765,286
Expense reductions	(82,130)
Total expenses after reductions		16,683,156
Net Investment income (loss)		659,594
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	1,431,105
Foreign currency transactions	(6,706)
Total net realized gain (loss)		1,424,399
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(348,837,882)
Assets and liabilities in foreign currencies	(1,441)
Total change in net unrealized appreciation (depreciation)		(348,839,323)
Net gain (loss)		(347,414,924)
Net increase (decrease) in net assets resulting from operations		$(346,755,330)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$659,594	$(11,605,499)
Net realized gain (loss)	1,424,399	758,484,744
Change in net unrealized appreciation (depreciation)	(348,839,323)	(1,177,179,444)
Net increase (decrease) in net assets resulting from operations	(346,755,330)	(430,300,199)
Distributions to shareholders	(302,562,844)	(528,547,016)
Share transactions
Proceeds from sales of shares	102,221,072	283,388,277
Reinvestment of distributions	284,601,905	495,301,813
Cost of shares redeemed	(524,875,862)	(1,081,314,912)
Net increase (decrease) in net assets resulting from share transactions	(138,052,885)	(302,624,822)
Total increase (decrease) in net assets	(787,371,059)	(1,261,472,037)

Net Assets
Beginning of period	2,873,838,953	4,135,310,990
End of period	$2,086,467,894	$2,873,838,953

Other Information
Shares
Sold	1,767,664	3,049,821
Issued in reinvestment of distributions	4,611,673	5,895,522
Redeemed	(9,454,797)	(12,068,264)
Net increase (decrease)	(3,075,460)	(3,122,921)

Financial Highlights
IT Services Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$70.27	$93.94	$73.62	$64.96	$58.69
Income from Investment Operations
Net investment income (loss) B,C	.02	(.27)	(.09)	.03	.04
Net realized and unrealized gain (loss)	(7.56)	(10.44)	25.34	10.36	8.92
Total from investment operations	(7.54)	(10.71)	25.25	10.39	8.96
Distributions from net investment income	(.01)	-	(.01)	(.03)	(.03)
Distributions from net realized gain	(7.55)	(12.96)	(4.93)	(1.70)	(2.66)
Total distributions	(7.57) D	(12.96)	(4.93) D	(1.73)	(2.69)
Net asset value, end of period	$55.16	$70.27	$93.94	$73.62	$64.96
Total Return E	(11.88)%	(13.31)%	34.67%	15.99%	16.04%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.73%	.70%	.72%	.73%	.74%
Expenses net of fee waivers, if any	.73%	.70%	.72%	.73%	.74%
Expenses net of all reductions	.73%	.70%	.72%	.73%	.74%
Net investment income (loss)	.03%	(.29)%	(.11)%	.04%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$2,086,468	$2,873,839	$4,135,311	$4,099,114	$2,867,321
Portfolio turnover rate H	43%	41%	31%	24%	26%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Semiconductors Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Semiconductors Portfolio	-2.91%	21.09%	24.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Semiconductors Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Semiconductors Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Adam Benjamin:
For the fiscal year ending February 28, 2023, the fund returned -2.91%, outperforming the -9.01% result of the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25/50 Index, as well as the broad-based S&P 500 ® index. Versus the industry index, security selection was the primary contributor, led by choices in the fund's core semiconductors segment. The fund's top individual relative contributor was a large underweighting in Intel, which returned approximately -45% the past 12 months. Intel was not held at period end. Also helping performance was our overweighting in onsemi (formerly On Semiconductor), which gained about 23%. Onsemi was among the fund's largest holdings. Another notable relative contributor was our lighter-than-index stake in Qualcomm (-27%). Conversely, the primary detractors from performance versus the industry index were security selection and an underweighting in semiconductor equipment. A small non-index exposure to technology hardware, storage & peripherals also hindered the fund's relative result. The fund's biggest individual relative detractor was an outsized stake in Marvell Technology, which returned roughly -34% the past year. The company was among our largest holdings. Our second-largest relative detractor this period was avoiding First Solar, an index component that gained about 125%. Also hampering performance was an underweighting in Broadcom, which gained approximately 4%. The company was among our biggest holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiconductors Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

NVIDIA Corp.	24.6
NXP Semiconductors NV	9.1
onsemi	8.2
Marvell Technology, Inc.	7.6
GlobalFoundries, Inc.	4.7
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4.6
Microchip Technology, Inc.	4.3
Broadcom, Inc.	4.1
Lam Research Corp.	3.8
Teradyne, Inc.	3.6
74.6

Industries (% of Fund's net assets)

Semiconductors & Semiconductor Equipment	95.0
Technology Hardware, Storage & Peripherals	0.6
Electrical Equipment	0.2
Metals & Mining	0.1
Electronic Equipment & Components	0.0
Software	0.0
Auto Components	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Semiconductors Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 95.1%
	Shares	Value ($)
Auto Components - 0.0%
Auto Parts & Equipment - 0.0%
Mobileye Global, Inc. (a)	8,576	338,838
Electrical Equipment - 0.2%
Electrical Components & Equipment - 0.2%
Array Technologies, Inc. (b)	983,600	18,432,664
Electronic Equipment & Components - 0.0%
Electronic Equipment & Instruments - 0.0%
Aeva Technologies, Inc. (a)(b)	1,097,800	1,965,062
Semiconductors & Semiconductor Equipment - 94.3%
Semiconductor Equipment - 9.6%
Enphase Energy, Inc. (b)	159,100	33,495,323
KLA Corp.	95,613	36,273,660
Lam Research Corp.	611,473	297,181,993
Nova Ltd. (a)(b)	1,061,628	96,162,264
Teradyne, Inc.	2,780,722	281,242,223
		744,355,463
Semiconductors - 84.7%
Advanced Micro Devices, Inc. (b)	1,736,018	136,416,294
Allegro MicroSystems LLC (b)	2,709,700	118,359,696
Alpha & Omega Semiconductor Ltd. (b)	513,296	13,710,136
Analog Devices, Inc.	759,338	139,315,743
Broadcom, Inc.	534,550	317,677,720
Cirrus Logic, Inc. (b)	1,223,779	125,743,292
GlobalFoundries, Inc. (a)(b)	5,562,993	363,485,963
Impinj, Inc. (b)	67,077	8,895,752
Lattice Semiconductor Corp. (b)	1,451,000	123,276,960
MACOM Technology Solutions Holdings, Inc. (b)	1,978,700	135,620,098
Marvell Technology, Inc.	12,992,376	586,605,776
Microchip Technology, Inc.	4,149,861	336,263,237
Monolithic Power Systems, Inc.	428,676	207,603,500
NVIDIA Corp.	8,214,068	1,906,978,023
NXP Semiconductors NV	3,978,614	710,103,027
onsemi (b)	8,235,209	637,487,529
Qualcomm, Inc.	811,888	100,292,525
Skyworks Solutions, Inc.	1,422,586	158,717,920
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4,141,400	360,591,698
Texas Instruments, Inc.	426,135	73,060,846
Wolfspeed, Inc. (a)(b)	195,200	14,440,896
		6,574,646,631
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		7,319,002,094
Technology Hardware, Storage & Peripherals - 0.6%
Technology Hardware, Storage & Peripherals - 0.6%
IonQ, Inc. (b)(c)	155,600	737,544
Western Digital Corp. (b)	1,157,800	44,552,144
		45,289,688
TOTAL COMMON STOCKS (Cost $4,534,789,982)		7,385,028,346

Convertible Preferred Stocks - 0.6%
	Shares	Value ($)
Electronic Equipment & Components - 0.0%
Electronic Components - 0.0%
Menlo Micro, Inc. Series C (c)(d)	739,500	687,735
Metals & Mining - 0.1%
Precious Metals & Minerals - 0.1%
Diamond Foundry, Inc. Series C (b)(c)(d)	189,999	6,739,265
Semiconductors & Semiconductor Equipment - 0.5%
Semiconductor Equipment - 0.2%
Astera Labs, Inc.:
Series A (c)(d)	269,049	2,391,846
Series B (c)(d)	45,810	407,251
Series C (b)(c)(d)	185,800	1,651,762
Series D (c)(d)	1,092,759	9,714,628
		14,165,487
Semiconductors - 0.3%
Alif Semiconductor Series C (c)(d)	444,283	7,930,452
GaN Systems, Inc.:
Series F1 (b)(c)(d)	496,628	5,582,099
Series F2 (b)(c)(d)	262,241	2,947,589
SiMa.ai:
Series B (b)(c)(d)	309,900	1,998,855
Series B1 (c)(d)	163,147	1,218,708
		19,677,703
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		33,843,190
Software - 0.0%
Systems Software - 0.0%
Tenstorrent, Inc. Series C1 (b)(c)(d)	8,800	494,912
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $39,202,120)		41,765,102

Preferred Securities - 0.2%
	Principal Amount (e)	Value ($)
Semiconductors & Semiconductor Equipment - 0.2%
Semiconductors - 0.2%
GaN Systems, Inc. 0% (c)(d)(f)	11,640,267	14,468,852
Software - 0.0%
Systems Software - 0.0%
Tenstorrent, Inc. 0% (c)(d)(f)	490,000	463,540
TOTAL PREFERRED SECURITIES (Cost $12,130,267)		14,932,392

Money Market Funds - 2.7%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (g)	91,805,127	91,823,488
Fidelity Securities Lending Cash Central Fund 4.63% (g)(h)	119,191,693	119,203,612
TOTAL MONEY MARKET FUNDS (Cost $211,027,100)		211,027,100

TOTAL INVESTMENT IN SECURITIES - 98.6% (Cost $4,797,149,469)	7,652,752,940
NET OTHER ASSETS (LIABILITIES) - 1.4%	111,699,608
NET ASSETS - 100.0%	7,764,452,548

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $57,435,038 or 0.7% of net assets.

(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security is perpetual in nature with no stated maturity date.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Alif Semiconductor Series C	3/08/22	9,018,296

Astera Labs, Inc. Series A	5/17/22	2,736,094

Astera Labs, Inc. Series B	5/17/22	465,865

Astera Labs, Inc. Series C	8/24/21	624,622

Astera Labs, Inc. Series D	5/17/22 - 5/27/22	11,112,812

Diamond Foundry, Inc. Series C	3/15/21	4,559,976

GaN Systems, Inc. Series F1	11/30/21	4,211,405

GaN Systems, Inc. Series F2	11/30/21	2,223,804

GaN Systems, Inc. 0%	11/30/21	11,640,267

IonQ, Inc.	3/07/21	1,556,000

Menlo Micro, Inc. Series C	2/09/22	980,207

SiMa.ai Series B	5/10/21	1,588,981

SiMa.ai Series B1	4/25/22 - 10/17/22	1,156,859

Tenstorrent, Inc. Series C1	4/23/21	523,198

Tenstorrent, Inc. 0%	4/23/21	490,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	56,307,633	1,644,135,620	1,608,619,765	2,392,797	-	-	91,823,488	0.2%
Fidelity Securities Lending Cash Central Fund 4.63%	109,291,689	2,000,522,355	1,990,610,432	5,518,967	-	-	119,203,612	0.4%
Total	165,599,322	3,644,657,975	3,599,230,197	7,911,764	-	-	211,027,100

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	7,385,028,346	7,385,028,346	-	-

Convertible Preferred Stocks	41,765,102	-	-	41,765,102

Preferred Securities	14,932,392	-	-	14,932,392

Money Market Funds	211,027,100	211,027,100	-	-
Total Investments in Securities:	7,652,752,940	7,596,055,446	-	56,697,494

Semiconductors Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $117,817,408) - See accompanying schedule:
Unaffiliated issuers (cost $4,586,122,369)	$7,441,725,840
Fidelity Central Funds (cost $211,027,100)	211,027,100

Total Investment in Securities (cost $4,797,149,469)		$7,652,752,940
Receivable for investments sold		226,937,495
Receivable for fund shares sold		10,520,174
Dividends receivable		3,456,510
Distributions receivable from Fidelity Central Funds		931,835
Prepaid expenses		14,037
Other receivables		196,560
Total assets		7,894,809,551
Liabilities
Payable to custodian bank	$3,293,715
Payable for investments purchased	26,885
Payable for fund shares redeemed	3,280,437
Accrued management fee	3,395,584
Other affiliated payables	922,129
Other payables and accrued expenses	234,641
Collateral on securities loaned	119,203,612
Total Liabilities		130,357,003
Net Assets		$7,764,452,548
Net Assets consist of:
Paid in capital		$4,943,674,815
Total accumulated earnings (loss)		2,820,777,733
Net Assets		$7,764,452,548
Net Asset Value , offering price and redemption price per share ($7,764,452,548 ÷ 418,151,068 shares)		$18.57

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$50,974,849
Income from Fidelity Central Funds (including $5,518,967 from security lending)		7,911,764
Total Income		58,886,613
Expenses
Management fee	$35,905,087
Transfer agent fees	10,000,117
Accounting fees	1,063,585
Custodian fees and expenses	42,104
Independent trustees' fees and expenses	23,255
Registration fees	88,695
Audit	42,370
Legal	5,697
Interest	1,055
Miscellaneous	35,093
Total expenses before reductions	47,207,058
Expense reductions	(242,348)
Total expenses after reductions		46,964,710
Net Investment income (loss)		11,921,903
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	102,354,704
Foreign currency transactions	(128,159)
Total net realized gain (loss)		102,226,545
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(478,504,613)
Assets and liabilities in foreign currencies	2,926
Total change in net unrealized appreciation (depreciation)		(478,501,687)
Net gain (loss)		(376,275,142)
Net increase (decrease) in net assets resulting from operations		$(364,353,239)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,921,903	$2,075,831
Net realized gain (loss)	102,226,545	704,123,799
Change in net unrealized appreciation (depreciation)	(478,501,687)	616,660,274
Net increase (decrease) in net assets resulting from operations	(364,353,239)	1,322,859,904
Distributions to shareholders	(401,716,905)	(613,939,297)
Share transactions
Proceeds from sales of shares	1,289,524,725	3,146,391,881
Reinvestment of distributions	378,004,092	580,580,568
Cost of shares redeemed	(1,563,929,144)	(1,726,756,170)
Net increase (decrease) in net assets resulting from share transactions	103,599,673	2,000,216,279
Total increase (decrease) in net assets	(662,470,471)	2,709,136,886

Net Assets
Beginning of period	8,426,923,019	5,717,786,133
End of period	$7,764,452,548	$8,426,923,019

Other Information
Shares
Sold	74,773,935	150,199,767
Issued in reinvestment of distributions	22,013,643	28,114,026
Redeemed	(95,214,839)	(86,759,172)
Net increase (decrease)	1,572,739	91,554,621

Financial Highlights
Semiconductors Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$20.23	$17.59	$11.47	$9.41	$11.77
Income from Investment Operations
Net investment income (loss) C,D	.03	.01	.07	.09	.10
Net realized and unrealized gain (loss)	(.71)	4.30	7.37	2.39	(.35)
Total from investment operations	(.68)	4.31	7.44	2.48	(.25)
Distributions from net investment income	(.03)	(.01)	(.08)	(.10)	(.06)
Distributions from net realized gain	(.95)	(1.66)	(1.24)	(.33)	(2.05)
Total distributions	(.98)	(1.67)	(1.32)	(.42) E	(2.11)
Net asset value, end of period	$18.57	$20.23	$17.59	$11.47	$9.41
Total Return F	(2.91)%	24.57%	70.47%	26.01%	.19%
Ratios to Average Net Assets D,G,H
Expenses before reductions	.69%	.68%	.70%	.72%	.73%
Expenses net of fee waivers, if any	.69%	.67%	.70%	.72%	.73%
Expenses net of all reductions	.69%	.67%	.69%	.71%	.72%
Net investment income (loss)	.17%	.03%	.53%	.85%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$7,764,453	$8,426,923	$5,717,786	$3,778,557	$3,052,506
Portfolio turnover rate I	35%	33%	87%	114%	130%

A For the year ended February 29.

B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Software and IT Services Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Software and IT Services Portfolio	-13.67%	11.77%	17.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Software and IT Services Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Software and IT Services Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Ali Khan:
For the fiscal year ending February 28, 2023, the fund returned -13.67%, modestly outpacing the -13.83% result of the MSCI US IMI Software & Services 25/50 Index, but underperforming the broad-based S&P 500 ® index. Versus the industry index, security selection was the primary contributor, led by the application software sector. Our non-index stake in Twitter was the fund's biggest individual relative contributor, driven by a gain of about 52%. Twitter was not held at period end. Also lifting performance was our overweighting in Anaplan, which gained about 35%. Anaplan was not held at period end. Another notable relative contributor was our lighter-than-index position in Datadog (-53%), a stake we established the past 12 months. In contrast, the primary detractor from performance versus the industry index was an underweighting in data processing & outsourced services. Stock selection in IT consulting & other services and an overweighting in internet services & infrastructure also hurt relative performance. Our non-index investment in Alphabet was the fund's biggest individual relative detractor, due to its roughly -33% result. This was among the fund's largest holdings. Also holding back performance was an underweighting in Automatic Data Processing, which gained roughly 10%. Automatic Data Processing was not held at period end. Avoiding Cadence Design Systems, an index component that gained approximately 27%, also hurt relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Software and IT Services Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	24.8
Visa, Inc. Class A	7.2
MasterCard, Inc. Class A	6.1
Adobe, Inc.	5.4
Salesforce.com, Inc.	5.4
Palo Alto Networks, Inc.	2.8
Autodesk, Inc.	2.6
Alphabet, Inc. Class A	2.6
Oracle Corp.	2.4
Cognizant Technology Solutions Corp. Class A	2.4
61.7

Industries (% of Fund's net assets)

Software	57.8
IT Services	34.4
Interactive Media & Services	3.4
Entertainment	1.6
Internet & Direct Marketing Retail	0.2
Media	0.2
Communications Equipment	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Software and IT Services Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 97.6%
	Shares	Value ($)
Communications Equipment - 0.0%
Communications Equipment - 0.0%
Lumine Group, Inc. (a)(b)	75,609	774,000
Entertainment - 1.6%
Interactive Home Entertainment - 1.6%
Activision Blizzard, Inc.	814,900	62,136,125
Electronic Arts, Inc.	684,300	75,916,242
		138,052,367
Interactive Media & Services - 3.4%
Interactive Media & Services - 3.4%
Alphabet, Inc. Class A (a)	2,434,900	219,287,094
Meta Platforms, Inc. Class A (a)	408,000	71,375,520
		290,662,614
Internet & Direct Marketing Retail - 0.2%
Internet & Direct Marketing Retail - 0.2%
Uber Technologies, Inc. (a)	632,100	21,023,646
IT Services - 34.4%
Data Processing & Outsourced Services - 20.0%
AvidXchange Holdings, Inc. (a)	36,300	361,185
Block, Inc. Class A (a)	1,350,700	103,639,211
ExlService Holdings, Inc. (a)	153,900	25,318,089
Fidelity National Information Services, Inc.	611,200	38,731,744
Fiserv, Inc. (a)	272,400	31,350,516
FleetCor Technologies, Inc. (a)	153,200	32,905,828
Global Payments, Inc.	1,149,470	128,970,534
MasterCard, Inc. Class A	1,488,500	528,849,165
PayPal Holdings, Inc. (a)	2,706,500	199,198,400
StoneCo Ltd. Class A (a)	88,700	754,837
Visa, Inc. Class A	2,833,820	623,270,371
WEX, Inc. (a)	90,600	17,468,586
		1,730,818,466
Internet Services & Infrastructure - 5.7%
Akamai Technologies, Inc. (a)	1,122,900	81,522,540
Cloudflare, Inc. (a)	225,649	13,541,196
GoDaddy, Inc. (a)	1,449,500	109,741,645
MongoDB, Inc. Class A (a)	575,400	120,557,808
Snowflake, Inc. (a)	339,900	52,473,762
Twilio, Inc. Class A (a)	1,200,100	80,658,721
Wix.com Ltd. (a)	415,700	37,633,321
		496,128,993
IT Consulting & Other Services - 8.7%
Accenture PLC Class A	655,900	174,174,245
Capgemini SA	691,100	130,004,165
Cognizant Technology Solutions Corp. Class A	3,294,200	206,315,746
DXC Technology Co. (a)	707,800	19,634,372
Gartner, Inc. (a)	197,300	64,676,913
IBM Corp.	1,241,200	160,487,160
Kyndryl Holdings, Inc. (a)	165,700	2,599,833
Thoughtworks Holding, Inc. (a)	46,100	339,296
		758,231,730
TOTAL IT SERVICES		2,985,179,189
Media - 0.2%
Publishing - 0.2%
The New York Times Co. Class A	482,900	18,591,650
Software - 57.8%
Application Software - 25.7%
Adobe, Inc. (a)	1,454,100	471,055,695
Alteryx, Inc. Class A (a)	302,800	19,775,868
Aspen Technology, Inc. (a)	180,862	38,344,553
Atlassian Corp. PLC (a)	234,300	38,502,519
Autodesk, Inc. (a)	1,125,000	223,526,250
Blackbaud, Inc. (a)	646,300	35,992,447
Braze, Inc. (a)	15,500	475,850
Ceridian HCM Holding, Inc. (a)	952,542	69,468,888
Confluent, Inc. (a)	497,344	12,130,220
Constellation Software, Inc.	25,200	43,329,595
Coupa Software, Inc. (a)	637,700	51,653,700
Datadog, Inc. Class A (a)	111,932	8,565,037
DocuSign, Inc. (a)	129,800	7,963,230
Dropbox, Inc. Class A (a)	213,000	4,345,200
Elastic NV (a)	1,007,600	59,468,552
Everbridge, Inc. (a)	473,000	15,457,640
Five9, Inc. (a)	596,000	39,336,000
HashiCorp, Inc. (a)	16,900	493,480
HubSpot, Inc. (a)	280,400	108,475,544
Intuit, Inc.	281,600	114,661,888
Momentive Global, Inc. (a)	850,700	5,869,830
New Relic, Inc. (a)	402,500	29,370,425
PTC, Inc. (a)	830,000	104,023,900
Qualtrics International, Inc. (a)	1,579,815	26,730,470
RingCentral, Inc. (a)	137,300	4,536,392
Salesforce.com, Inc. (a)	2,856,084	467,283,903
SAP SE	73,900	8,395,852
Workday, Inc. Class A (a)	872,300	161,785,481
Workiva, Inc. (a)	263,000	23,459,600
Zoom Video Communications, Inc. Class A (a)	444,400	33,147,796
		2,227,625,805
Systems Software - 32.1%
Crowdstrike Holdings, Inc. (a)	137,486	16,593,185
Gen Digital, Inc.	4,479,100	87,387,241
GitLab, Inc. (a)(c)	11,200	493,248
Microsoft Corp.	8,640,502	2,155,114,009
Oracle Corp.	2,364,027	206,615,960
Palo Alto Networks, Inc. (a)	1,270,600	239,342,922
Tenable Holdings, Inc. (a)	1,623,500	71,807,405
Zuora, Inc. (a)	1,207,700	10,229,219
		2,787,583,189
TOTAL SOFTWARE		5,015,208,994
TOTAL COMMON STOCKS (Cost $4,823,829,661)		8,469,492,460

Money Market Funds - 2.1%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (d)	182,319,759	182,356,223
Fidelity Securities Lending Cash Central Fund 4.63% (d)(e)	102,915	102,925
TOTAL MONEY MARKET FUNDS (Cost $182,459,148)		182,459,148

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $5,006,288,809)	8,651,951,608
NET OTHER ASSETS (LIABILITIES) - 0.3%	23,087,734
NET ASSETS - 100.0%	8,675,039,342

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	46,704,772	946,264,868	810,613,417	3,055,107	-	-	182,356,223	0.4%
Fidelity Securities Lending Cash Central Fund 4.63%	582,500	185,535,472	186,015,047	26,300	-	-	102,925	0.0%
Total	47,287,272	1,131,800,340	996,628,464	3,081,407	-	-	182,459,148

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	8,469,492,460	8,460,322,608	8,395,852	774,000

Money Market Funds	182,459,148	182,459,148	-	-
Total Investments in Securities:	8,651,951,608	8,642,781,756	8,395,852	774,000

Software and IT Services Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $101,292) - See accompanying schedule:
Unaffiliated issuers (cost $4,823,829,661)	$8,469,492,460
Fidelity Central Funds (cost $182,459,148)	182,459,148

Total Investment in Securities (cost $5,006,288,809)		$8,651,951,608
Cash		51,653,699
Receivable for investments sold		20,799,010
Receivable for fund shares sold		1,105,911
Dividends receivable		9,936,413
Distributions receivable from Fidelity Central Funds		551,771
Prepaid expenses		20,919
Other receivables		437,798
Total assets		8,736,457,129
Liabilities
Payable for fund shares redeemed	$4,131,818
Accrued management fee	3,965,092
Other affiliated payables	1,185,438
Deferred dividend income	51,653,699
Other payables and accrued expenses	378,815
Collateral on securities loaned	102,925
Total Liabilities		61,417,787
Net Assets		$8,675,039,342
Net Assets consist of:
Paid in capital		$5,022,965,278
Total accumulated earnings (loss)		3,652,074,064
Net Assets		$8,675,039,342
Net Asset Value , offering price and redemption price per share ($8,675,039,342 ÷ 412,800,411 shares)		$21.02

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$59,442,879
Income from Fidelity Central Funds (including $26,300 from security lending)		3,081,407
Total Income		62,524,286
Expenses
Management fee	$48,800,201
Transfer agent fees	13,850,537
Accounting fees	1,163,937
Custodian fees and expenses	53,984
Independent trustees' fees and expenses	32,008
Registration fees	40,342
Audit	55,805
Legal	8,126
Interest	9,682
Miscellaneous	53,859
Total expenses before reductions	64,068,481
Expense reductions	(333,964)
Total expenses after reductions		63,734,517
Net Investment income (loss)		(1,210,231)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	381,865,496
Foreign currency transactions	(133,777)
Total net realized gain (loss)		381,731,719
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(1,924,472,417)
Assets and liabilities in foreign currencies	(10,290)
Total change in net unrealized appreciation (depreciation)		(1,924,482,707)
Net gain (loss)		(1,542,750,988)
Net increase (decrease) in net assets resulting from operations		$(1,543,961,219)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,210,231)	$(21,892,746)
Net realized gain (loss)	381,731,719	1,110,704,960
Change in net unrealized appreciation (depreciation)	(1,924,482,707)	(688,232,505)
Net increase (decrease) in net assets resulting from operations	(1,543,961,219)	400,579,709
Distributions to shareholders	(738,727,367)	(831,854,738)
Share transactions
Proceeds from sales of shares	474,830,990	1,277,423,928
Reinvestment of distributions	691,638,248	783,418,638
Cost of shares redeemed	(1,477,032,652)	(2,255,819,953)
Net increase (decrease) in net assets resulting from share transactions	(310,563,414)	(194,977,387)
Total increase (decrease) in net assets	(2,593,252,000)	(626,252,416)

Net Assets
Beginning of period	11,268,291,342	11,894,543,758
End of period	$8,675,039,342	$11,268,291,342

Other Information
Shares
Sold	21,172,412	42,971,848
Issued in reinvestment of distributions	30,858,073	26,896,267
Redeemed	(67,265,870)	(77,442,780)
Net increase (decrease)	(15,235,385)	(7,574,665)

Financial Highlights
Software and IT Services Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$26.33	$27.31	$19.90	$18.71	$17.89
Income from Investment Operations
Net investment income (loss) C,D	- E	(.05)	(.03)	.19 F	.02
Net realized and unrealized gain (loss)	(3.53)	1.03	8.82	3.52	1.81
Total from investment operations	(3.53)	.98	8.79	3.71	1.83
Distributions from net investment income	-	-	(.15)	(.05)	(.01)
Distributions from net realized gain	(1.78)	(1.96)	(1.23)	(2.47)	(1.00)
Total distributions	(1.78)	(1.96)	(1.38)	(2.52)	(1.01)
Net asset value, end of period	$21.02	$26.33	$27.31	$19.90	$18.71
Total Return G	(13.67)%	2.98%	45.80%	21.33%	10.90%
Ratios to Average Net Assets D,H,I
Expenses before reductions	.69%	.67%	.70%	.70%	.72%
Expenses net of fee waivers, if any	.69%	.67%	.70%	.70%	.72%
Expenses net of all reductions	.69%	.67%	.69%	.70%	.71%
Net investment income (loss)	(.01)%	(.17)%	(.11)%	.98% F	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$8,675,039	$11,268,291	$11,894,544	$8,031,911	$6,540,896
Portfolio turnover rate J	4%	10%	22%	23%	48%

A For the year ended February 29.

B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Amount represents less than $.005 per share.

F Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .22%.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Tech Hardware Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Tech Hardware Portfolio	-13.62%	11.74%	13.28%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Tech Hardware Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Tech Hardware Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Elliot Mattingly:
For the fiscal year ending February 28, 2023, the fund returned -13.61%, trailing the -12.56% result of the FactSet Hardware Technology Linked Index, as well as the broad-based S&P 500 ® index. Versus the industry index, security selection was the primary detractor, especially among technology hardware, storage & peripherals firms. An underweighting and picks in the consumer electronics group, along with investment choices in industrial machinery, hampered the fund's relative result as well. The portfolio's biggest individual relative detractor was an overweighting in FUJIFILM Holdings, which returned -25% the past 12 months and was among our largest holdings on February 28. Further pressuring relative performance was a non-index stake in Kornit Digital, a position not held at period end that returned about -75%. Also hurting the fund's return compared with the index was an outsized investment in Sonos (-47%). The stock was no longer held as of period end. In contrast, the biggest contributor to performance versus the industry index was security selection in the communications equipment category, followed by stock picks and an overweighting among systems software and technology distributors. The fund's top individual relative contributor was an overweight in Extreme Networks, which gained 66% and was sold the past year. Further aiding performance was an outsized stake in Motorola Solutions, which rose 21% and was among our biggest holdings. Another notable relative contributor was a larger-than-index position in Insight Enterprises (+41%), an investment we established this period. Notable changes in positioning include reduced exposure to systems software companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Tech Hardware Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Cisco Systems, Inc.	11.4
Sony Group Corp.	11.4
Samsung Electronics Co. Ltd.	11.0
Apple, Inc.	10.7
Palo Alto Networks, Inc.	5.5
Motorola Solutions, Inc.	5.0
Arista Networks, Inc.	4.4
FUJIFILM Holdings Corp.	4.2
Keysight Technologies, Inc.	3.7
CDW Corp.	3.6
70.9

Industries (% of Fund's net assets)

Technology Hardware, Storage & Peripherals	38.0
Communications Equipment	26.5
Household Durables	11.4
Electronic Equipment & Components	10.9
Software	7.3
Entertainment	2.8
Semiconductors & Semiconductor Equipment	1.5
IT Services	0.6

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Tech Hardware Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 99.0%
	Shares	Value ($)
Communications Equipment - 26.5%
Communications Equipment - 26.5%
Arista Networks, Inc. (a)	226,435	31,406,535
Calix, Inc. (a)	51,885	2,653,918
Ciena Corp. (a)	127,496	6,147,857
Cisco Systems, Inc.	1,694,987	82,071,271
Ericsson (B Shares)	679,865	3,764,823
Infinera Corp. (a)(b)	560,032	3,959,426
Juniper Networks, Inc.	460,073	14,161,047
Motorola Solutions, Inc.	135,290	35,555,565
Nokia Corp.	2,258,810	10,463,253
		190,183,695
Electronic Equipment & Components - 10.9%
Electronic Equipment & Instruments - 3.7%
Keysight Technologies, Inc. (a)	167,482	26,790,421
Technology Distributors - 7.2%
CDW Corp. (b)	125,436	25,390,755
Insight Enterprises, Inc. (a)	113,459	15,194,429
TD SYNNEX Corp.	112,816	10,889,000
		51,474,184
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		78,264,605
Entertainment - 2.8%
Interactive Home Entertainment - 2.8%
Nintendo Co. Ltd.	543,428	20,344,357
Household Durables - 11.4%
Consumer Electronics - 11.4%
Sony Group Corp.	976,129	81,620,475
IT Services - 0.6%
Internet Services & Infrastructure - 0.6%
Cloudflare, Inc. (a)(b)	65,794	3,948,298
Semiconductors & Semiconductor Equipment - 1.5%
Semiconductors - 1.5%
MACOM Technology Solutions Holdings, Inc. (a)	16,436	1,126,523
Taiwan Semiconductor Manufacturing Co. Ltd.	575,638	9,439,494
		10,566,017
Software - 7.3%
Systems Software - 7.3%
Fortinet, Inc. (a)	219,978	13,075,492
Palo Alto Networks, Inc. (a)	208,257	39,229,371
		52,304,863
Technology Hardware, Storage & Peripherals - 38.0%
Technology Hardware, Storage & Peripherals - 38.0%
Apple, Inc.	520,340	76,703,319
Dell Technologies, Inc.	498,056	20,240,996
FUJIFILM Holdings Corp.	641,207	29,923,464
HP, Inc.	385,156	11,369,805
NetApp, Inc.	194,824	12,575,889
Pure Storage, Inc. Class A (a)	479,929	13,697,174
Samsung Electronics Co. Ltd.	1,713,814	78,608,776
Seagate Technology Holdings PLC	254,900	16,456,344
Western Digital Corp. (a)	53,645	2,064,260
Xiaomi Corp. Class B (a)(c)	7,172,333	10,836,990
		272,477,017
TOTAL COMMON STOCKS (Cost $548,671,320)		709,709,327

Money Market Funds - 1.1%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (d)	1,156,807	1,157,038
Fidelity Securities Lending Cash Central Fund 4.63% (d)(e)	7,105,547	7,106,258
TOTAL MONEY MARKET FUNDS (Cost $8,263,296)		8,263,296

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $556,934,616)	717,972,623
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(1,017,066)
NET ASSETS - 100.0%	716,955,557

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,836,990 or 1.5% of net assets.

(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	2,163,365	92,787,582	93,793,909	32,376	-	-	1,157,038	0.0%
Fidelity Securities Lending Cash Central Fund 4.63%	13,140,825	315,363,796	321,398,363	30,551	-	-	7,106,258	0.0%
Total	15,304,190	408,151,378	415,192,272	62,927	-	-	8,263,296

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	709,709,327	594,540,178	115,169,149	-

Money Market Funds	8,263,296	8,263,296	-	-
Total Investments in Securities:	717,972,623	602,803,474	115,169,149	-

Tech Hardware Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $6,932,264) - See accompanying schedule:
Unaffiliated issuers (cost $548,671,320)	$709,709,327
Fidelity Central Funds (cost $8,263,296)	8,263,296

Total Investment in Securities (cost $556,934,616)		$717,972,623
Receivable for investments sold		25,313,555
Receivable for fund shares sold		89,325
Dividends receivable		999,140
Distributions receivable from Fidelity Central Funds		2,877
Prepaid expenses		1,913
Other receivables		164,687
Total assets		744,544,120
Liabilities
Payable to custodian bank	$8
Payable for investments purchased	19,256,645
Payable for fund shares redeemed	693,495
Accrued management fee	323,532
Other affiliated payables	114,945
Other payables and accrued expenses	93,680
Collateral on securities loaned	7,106,258
Total Liabilities		27,588,563
Net Assets		$716,955,557
Net Assets consist of:
Paid in capital		$591,889,001
Total accumulated earnings (loss)		125,066,556
Net Assets		$716,955,557
Net Asset Value , offering price and redemption price per share ($716,955,557 ÷ 9,382,753 shares)		$76.41

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$10,933,240
Income from Fidelity Central Funds (including $30,551 from security lending)		62,927
Total Income		10,996,167
Expenses
Management fee	$3,947,513
Transfer agent fees	1,185,743
Accounting fees	244,223
Custodian fees and expenses	32,436
Independent trustees' fees and expenses	2,590
Registration fees	27,625
Audit	52,187
Legal	3,971
Interest	909
Miscellaneous	(7,289)
Total expenses before reductions	5,489,908
Expense reductions	(26,705)
Total expenses after reductions		5,463,203
Net Investment income (loss)		5,532,964
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(33,577,142)
Foreign currency transactions	(26,861)
Total net realized gain (loss)		(33,604,003)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(97,749,286)
Assets and liabilities in foreign currencies	(96,081)
Total change in net unrealized appreciation (depreciation)		(97,845,367)
Net gain (loss)		(131,449,370)
Net increase (decrease) in net assets resulting from operations		$(125,916,406)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,532,964	$3,223,590
Net realized gain (loss)	(33,604,003)	173,943,867
Change in net unrealized appreciation (depreciation)	(97,845,367)	(149,735,648)
Net increase (decrease) in net assets resulting from operations	(125,916,406)	27,431,809
Distributions to shareholders	(113,303,240)	(131,911,413)
Share transactions
Proceeds from sales of shares	40,943,701	125,851,574
Net asset value of shares issued in exchange for the net assets of the Target Fund(s) (see Merger Information note)	-	189,381,924
Reinvestment of distributions	107,418,146	125,862,871
Cost of shares redeemed	(105,835,572)	(193,743,884)
Net increase (decrease) in net assets resulting from share transactions	42,526,275	247,352,485
Total increase (decrease) in net assets	(196,693,371)	142,872,881

Net Assets
Beginning of period	913,648,928	770,776,047
End of period	$716,955,557	$913,648,928

Other Information
Shares
Sold	520,712	1,206,665
Issued in exchange for the shares of the Target Fund(s) (see Merger Information note)	-	1,755,160
Issued in reinvestment of distributions	1,242,912	1,142,875
Redeemed	(1,384,081)	(1,819,249)
Net increase (decrease)	379,543	2,285,451

Financial Highlights
Tech Hardware Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019
Selected Per-Share Data
Net asset value, beginning of period	$101.48	$114.74	$78.64	$75.84	$92.81
Income from Investment Operations
Net investment income (loss) B,C	.57	.42	.93 D	1.51 E	.81
Net realized and unrealized gain (loss)	(13.00)	5.73	44.83	11.48	(1.67)
Total from investment operations	(12.43)	6.15	45.76	12.99	(.86)
Distributions from net investment income	(.51)	(.73) F	(1.61)	(.77)	(.88) F
Distributions from net realized gain	(12.13)	(18.68) F	(8.05)	(9.42)	(15.23) F
Total distributions	(12.64)	(19.41)	(9.66)	(10.19)	(16.11)
Net asset value, end of period	$76.41	$101.48	$114.74	$78.64	$75.84
Total Return G	(13.62)%	4.72%	62.60%	17.80%	.54%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.73%	.72% J	.74%	.76%	.77%
Expenses net of fee waivers, if any	.73%	.72% J	.74%	.76%	.77%
Expenses net of all reductions	.73%	.72% J	.73%	.75%	.77%
Net investment income (loss)	.74%	.38% J	1.04% D	1.95% E	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$716,956	$913,649	$770,776	$533,793	$491,780
Portfolio turnover rate K	30%	99% L	78%	116%	81%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.44 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .55%.

E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.78 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .94%.

F The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Proxy expenses are not annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

L The portfolio turnover rate does not include the assets acquired in the merger.

Technology Portfolio
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended February 28, 2023	Past 1 year	Past 5 years	Past 10 years
Technology Portfolio	-15.43%	12.96%	17.68%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Technology Portfolio on February 28, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Technology Portfolio
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -7.69% for the 12 months ending February 28, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but stocks lost momentum in February (-2.44%) amid higher-than-expected inflation and strong jobs data. Investors took these as signs that the economy continued to run hot, even after a year of historic policy adjustment by the Federal Reserve aimed at cooling economic growth. Record inflation in 2022 prompted the Fed to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the central bank has hiked its benchmark rate eight times, by 4.5 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive asset portfolio. The latest bump came on February 2, along with a signal that the Fed plans to lift rates in March while it considers whether and when to pause increases. Against this dynamic backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the index returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4, as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. The headwind for the latter was most pronounced in the growth-oriented communication services (-25%) and consumer discretionary (-18%) sectors. In sharp contrast, energy gained 24%.
Comments from Portfolio Manager Adam Benjamin:
For the fiscal year ending February 28, 2023, the fund returned -15.43%, underperforming the -11.98% return of the MSCI U.S. IMI Information Technology 25/50 Index, as well as the broad-based S&P 500 ® index. The primary detractors from performance versus the sector index were an overweighting and stock selection in internet services & infrastructure. Non-index exposure to interactive media & services and security selection in application software also hindered the fund's relative result. The biggest individual relative detractor was an overweight position in Marvell Technology (-33%). Marvell Technology was among our largest holdings. Another notable relative detractor was an overweighting in Twilio (-61%), and we reduced our stake. The fund's non-index position in Snap returned about -75%, and we increased our holdings. Conversely, the largest contributors to performance versus the sector index were stock picks and an overweighting in semiconductors. Security selection and an overweighting in electronic manufacturing services and stock picks in data processing & outsourced services also boosted the fund's relative performance. The biggest individual relative contributor was an overweight position in onsemi (+24%). Onsemi was among the fund's biggest holdings. Also boosting value was our outsized stake in Nvidia, which returned -5%. Nvidia was among our largest holdings. Avoiding Intel, an index component that returned about -45%, also aided relative performance. Notable changes in positioning include increased exposure to the semiconductors subindustry and a lower allocation to communications equipment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Technology Portfolio
Investment Summary February 28, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	19.4
Microsoft Corp.	15.4
NVIDIA Corp.	8.6
MasterCard, Inc. Class A	5.5
Marvell Technology, Inc.	4.4
NXP Semiconductors NV	4.2
onsemi	3.4
Cisco Systems, Inc.	3.4
Salesforce.com, Inc.	2.8
GlobalFoundries, Inc.	2.6
69.7

Industries (% of Fund's net assets)

Software	29.2
Semiconductors & Semiconductor Equipment	28.7
Technology Hardware, Storage & Peripherals	19.4
IT Services	12.1
Communications Equipment	3.5
Internet & Direct Marketing Retail	1.8
Hotels, Restaurants & Leisure	1.3
Interactive Media & Services	1.1
Entertainment	1.0
Electronic Equipment & Components	0.4
Chemicals	0.3
Aerospace & Defense	0.1
Diversified Financial Services	0.1
Air Freight & Logistics	0.0
Construction & Engineering	0.0
Electrical Equipment	0.0
Food Products	0.0
Life Sciences Tools & Services	0.0
Pharmaceuticals	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.
Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Technology Portfolio
Schedule of Investments February 28, 2023
Showing Percentage of Net Assets
Common Stocks - 97.7%
	Shares	Value ($)
Air Freight & Logistics - 0.0%
Air Freight & Logistics - 0.0%
Delhivery Private Ltd.	579,000	2,421,228
Chemicals - 0.3%
Commodity Chemicals - 0.3%
LG Chemical Ltd.	40,787	20,992,560
Communications Equipment - 3.4%
Communications Equipment - 3.4%
Cisco Systems, Inc.	6,086,073	294,687,655
Diversified Financial Services - 0.1%
Other Diversified Financial Services - 0.1%
Ant International Co. Ltd. Class C (a)(b)(c)	6,426,931	9,704,666
Electrical Equipment - 0.0%
Electrical Components & Equipment - 0.0%
ESS Tech, Inc. Class A (a)	787,286	1,432,861
Electronic Equipment & Components - 0.4%
Electronic Manufacturing Services - 0.4%
Jabil, Inc.	420,525	34,916,191
Entertainment - 1.0%
Movies & Entertainment - 1.0%
Netflix, Inc. (a)	255,230	82,217,240
Food Products - 0.0%
Agricultural Products - 0.0%
Local Bounti Corp. (a)	1,546,921	1,061,343
Hotels, Restaurants & Leisure - 1.3%
Hotels, Resorts & Cruise Lines - 1.3%
Airbnb, Inc. Class A (a)	917,709	113,135,166
Interactive Media & Services - 0.8%
Interactive Media & Services - 0.8%
Epic Games, Inc. (a)(b)(c)	17,917	13,365,544
Snap, Inc. Class A (a)	5,762,510	58,489,477
		71,855,021
Internet & Direct Marketing Retail - 1.8%
Internet & Direct Marketing Retail - 1.8%
Cazoo Group Ltd. (a)(b)	144,100	16,211
Deliveroo PLC Class A (a)(d)	6,252,898	6,220,114
Lyft, Inc. (a)	1,718,528	17,185,280
Uber Technologies, Inc. (a)	4,033,438	134,152,148
		157,573,753
IT Services - 12.0%
Data Processing & Outsourced Services - 7.7%
Genpact Ltd.	343,176	16,379,790
MasterCard, Inc. Class A	1,331,380	473,026,000
Visa, Inc. Class A (e)	794,787	174,805,453
		664,211,243
Internet Services & Infrastructure - 4.2%
MongoDB, Inc. Class A (a)	189,014	39,602,213
Okta, Inc. (a)	2,587,535	184,465,370
Shopify, Inc. Class A (a)(e)	944,500	38,856,730
Snowflake, Inc. (a)	291,590	45,015,664
Twilio, Inc. Class A (a)	740,765	49,786,816
		357,726,793
IT Consulting & Other Services - 0.1%
Thoughtworks Holding, Inc. (a)(e)	1,329,904	9,788,093
TOTAL IT SERVICES		1,031,726,129
Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
Eden Biologics, Inc. (a)(c)	1,015,442	0
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Chime Biologics Wuhan Co. Ltd. (a)(c)	1,015,442	528,873
Semiconductors & Semiconductor Equipment - 28.3%
Semiconductor Equipment - 2.2%
ASML Holding NV (Netherlands)	104,750	64,563,352
Teradyne, Inc.	1,244,228	125,841,220
		190,404,572
Semiconductors - 26.1%
GlobalFoundries, Inc. (a)(e)	3,434,107	224,384,551
Marvell Technology, Inc.	8,421,514	380,231,357
Microchip Technology, Inc.	1,126,240	91,259,227
NVIDIA Corp.	3,193,657	741,439,409
NXP Semiconductors NV	2,053,522	366,512,607
onsemi (a)	3,814,447	295,276,342
Renesas Electronics Corp. (a)	1	13
Taiwan Semiconductor Manufacturing Co. Ltd.	9,441,488	154,824,502
		2,253,928,008
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		2,444,332,580
Software - 28.9%
Application Software - 9.9%
Algolia, Inc. (a)(b)(c)	153,503	2,724,678
Bill Holdings, Inc. (a)	566,500	47,942,895
CCC Intelligent Solutions Holdings, Inc. (a)(b)	102,045	913,303
Cvent Holding Corp. (a)(b)	1,099,667	7,983,582
Dynatrace, Inc. (a)	1,209,000	51,418,770
HubSpot, Inc. (a)(e)	181,476	70,205,805
Intuit, Inc.	399,013	162,470,113
Nutanix, Inc. Class B (a)(d)	72,872	2,058,634
Otonomo Technologies Ltd. (a)	1,048,000	597,360
Paycom Software, Inc. (a)	225,700	65,240,842
Salesforce.com, Inc. (a)	1,489,452	243,689,242
Splunk, Inc. (a)	1,894,900	194,227,250
Stripe, Inc. Class B (a)(b)(c)	38,600	836,462
Zoom Video Communications, Inc. Class A (a)	50,928	3,798,720
		854,107,656
Systems Software - 19.0%
Microsoft Corp.	5,344,986	1,333,146,408
Palo Alto Networks, Inc. (a)(e)	342,900	64,592,073
ServiceNow, Inc. (a)	448,100	193,655,377
Tenable Holdings, Inc. (a)	1,161,072	51,354,215
		1,642,748,073
TOTAL SOFTWARE		2,496,855,729
Technology Hardware, Storage & Peripherals - 19.4%
Technology Hardware, Storage & Peripherals - 19.4%
Apple, Inc.	11,352,450	1,673,464,655
IonQ, Inc. (a)(b)	8,400	39,816
		1,673,504,471
TOTAL COMMON STOCKS (Cost $6,417,296,934)		8,436,945,466

Preferred Stocks - 1.2%
	Shares	Value ($)
Convertible Preferred Stocks - 1.1%
Aerospace & Defense - 0.1%
Aerospace & Defense - 0.1%
ABL Space Systems:
Series B(a)(b)(c)	98,000	3,607,380
Series B2(a)(b)(c)	74,989	2,723,600
		6,330,980
Communications Equipment - 0.1%
Communications Equipment - 0.1%
Astranis Space Technologies Corp. Series C (a)(b)(c)	605,440	9,911,053

Construction & Engineering - 0.0%
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (a)(b)(c)	72,591	5,525,627

Hotels, Restaurants & Leisure - 0.0%
Casinos & Gaming - 0.0%
Discord, Inc. Series I (a)(b)(c)	1,300	438,555

Interactive Media & Services - 0.3%
Interactive Media & Services - 0.3%
ByteDance Ltd. Series E1 (a)(b)(c)	70,707	14,055,137
Reddit, Inc.:
Series D(a)(b)(c)	250,861	9,557,804
Series E(a)(b)(c)	14,400	548,640
		24,161,581
Semiconductors & Semiconductor Equipment - 0.3%
Semiconductor Equipment - 0.2%
Astera Labs, Inc.:
Series A(b)(c)	351,532	3,125,119
Series B(b)(c)	59,853	532,093
Series C(a)(b)(c)	344,200	3,059,938
Series D(b)(c)	1,443,456	12,832,324
		19,549,474
Semiconductors - 0.1%
GaN Systems, Inc.:
Series F1(a)(b)(c)	133,634	1,502,046
Series F2(a)(b)(c)	70,564	793,139
Xsight Labs Ltd. Series D (a)(b)(c)	281,500	2,046,505
		4,341,690
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		23,891,164

Software - 0.3%
Application Software - 0.3%
Algolia, Inc. Series D (a)(b)(c)	109,867	1,950,139
Bolt Technology OU Series E (a)(b)(c)	40,842	5,109,528
Convoy, Inc. Series D (a)(b)(c)	203,844	1,463,600
Databricks, Inc.:
Series G(a)(b)(c)	45,012	2,392,388
Series H(a)(b)(c)	174,018	9,249,057
Skyryse, Inc. Series B (a)(b)(c)	121,800	2,448,180
Stripe, Inc. Series H (a)(b)(c)	17,100	370,557
		22,983,449
TOTAL CONVERTIBLE PREFERRED STOCKS		93,242,409
Nonconvertible Preferred Stocks - 0.1%
IT Services - 0.1%
Data Processing & Outsourced Services - 0.1%
Checkr, Inc. Series E (a)(c)	711,000	9,335,430

Internet Services & Infrastructure - 0.0%
Gupshup, Inc. (a)(b)(c)	257,284	4,263,196

TOTAL IT SERVICES		13,598,626

TOTAL PREFERRED STOCKS (Cost $121,026,281)		106,841,035

Preferred Securities - 0.1%
	Principal Amount (f)	Value ($)
Semiconductors & Semiconductor Equipment - 0.1%
Semiconductors - 0.1%
GaN Systems, Inc. 0% (b)(c)(g) (Cost $3,132,190)	3,132,190	3,893,312

Money Market Funds - 3.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.63% (h)	107,643,928	107,665,457
Fidelity Securities Lending Cash Central Fund 4.63% (h)(i)	184,951,697	184,970,192
TOTAL MONEY MARKET FUNDS (Cost $292,635,649)		292,635,649

TOTAL INVESTMENT IN SECURITIES - 102.4% (Cost $6,834,091,054)	8,840,315,462
NET OTHER ASSETS (LIABILITIES) - (2.4)%	(204,169,127)
NET ASSETS - 100.0%	8,636,146,335

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $136,983,179 or 1.6% of net assets.

(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,278,748 or 0.1% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security is perpetual in nature with no stated maturity date.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ABL Space Systems Series B	3/24/21	4,413,489

ABL Space Systems Series B2	10/22/21	5,098,960

Algolia, Inc.	10/27/21	4,489,203

Algolia, Inc. Series D	7/23/21	3,213,066

Ant International Co. Ltd. Class C	5/16/18	24,495,442

Astera Labs, Inc. Series A	5/17/22	3,574,905

Astera Labs, Inc. Series B	5/17/22	608,675

Astera Labs, Inc. Series C	8/24/21	1,157,132

Astera Labs, Inc. Series D	5/17/22 - 5/27/22	14,679,226

Astranis Space Technologies Corp. Series C	3/19/21	13,271,808

Beta Technologies, Inc. Series A	4/09/21	5,318,743

Bolt Technology OU Series E	1/03/22	10,610,609

ByteDance Ltd. Series E1	11/18/20	7,747,662

Cazoo Group Ltd.	3/28/21	1,441,000

CCC Intelligent Solutions Holdings, Inc.	2/02/21	1,020,450

Convoy, Inc. Series D	10/30/19	2,760,048

Cvent Holding Corp.	7/23/21	10,996,670

Databricks, Inc. Series G	2/01/21	2,661,228

Databricks, Inc. Series H	8/31/21	12,787,562

Discord, Inc. Series I	9/15/21	715,812

Epic Games, Inc.	3/29/21	15,856,545

GaN Systems, Inc. Series F1	11/30/21	1,133,216

GaN Systems, Inc. Series F2	11/30/21	598,383

GaN Systems, Inc. 0%	11/30/21	3,132,190

Gupshup, Inc.	6/08/21	5,882,850

IonQ, Inc.	3/07/21	84,000

Reddit, Inc. Series D	2/04/19	5,440,247

Reddit, Inc. Series E	5/18/21	611,628

Skyryse, Inc. Series B	10/21/21	3,006,020

Stripe, Inc. Class B	5/18/21	1,548,955

Stripe, Inc. Series H	3/15/21	686,138

Xsight Labs Ltd. Series D	2/16/21	2,250,874

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.63%	49,633,884	1,733,087,737	1,675,056,164	2,658,057	-	-	107,665,457	0.2%
Fidelity Securities Lending Cash Central Fund 4.63%	122,541,953	1,423,893,857	1,361,465,618	2,582,296	-	-	184,970,192	0.6%
Total	172,175,837	3,156,981,594	3,036,521,782	5,240,353	-	-	292,635,649

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	8,436,945,466	8,190,397,376	219,387,867	27,160,223

Preferred Stocks	106,841,035	-	-	106,841,035

Preferred Securities	3,893,312	-	-	3,893,312

Money Market Funds	292,635,649	292,635,649	-	-
Total Investments in Securities:	8,840,315,462	8,483,033,025	219,387,867	137,894,570

Net Unrealized Depreciation on Unfunded Commitments	(1,200,024)	-	-	(1,200,024)
Total	(1,200,024)	-	-	(1,200,024)

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Preferred Stocks
Beginning Balance	$124,004,300
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(36,026,071)
Cost of Purchases	18,862,806
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$106,841,035
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2023	$(36,026,071)
Other Investments in Securities
Beginning Balance	$39,422,488
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(3,866,629)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(4,502,324)
Ending Balance	$31,053,535
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2023	$(3,866,629)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Technology Portfolio
Financial Statements
Statement of Assets and Liabilities
		February 28, 2023

Assets
Investment in securities, at value (including securities loaned of $180,803,355) - See accompanying schedule:
Unaffiliated issuers (cost $6,541,455,405)	$8,547,679,813
Fidelity Central Funds (cost $292,635,649)	292,635,649

Total Investment in Securities (cost $6,834,091,054)		$8,840,315,462
Receivable for fund shares sold		4,409,228
Dividends receivable		4,879,928
Distributions receivable from Fidelity Central Funds		938,786
Prepaid expenses		24,655
Other receivables		342,599
Total assets		8,850,910,658
Liabilities
Payable for investments purchased	$17,209,602
Unrealized depreciation on unfunded commitments	1,200,024
Payable for fund shares redeemed	5,992,480
Accrued management fee	3,881,009
Other affiliated payables	1,152,024
Other payables and accrued expenses	374,184
Collateral on securities loaned	184,955,000
Total Liabilities		214,764,323
Net Assets		$8,636,146,335
Net Assets consist of:
Paid in capital		$7,328,418,467
Total accumulated earnings (loss)		1,307,727,868
Net Assets		$8,636,146,335
Net Asset Value , offering price and redemption price per share ($8,636,146,335 ÷ 421,999,945 shares)		$20.46

Statement of Operations
		Year ended February 28, 2023
Investment Income
Dividends		$57,756,235
Income from Fidelity Central Funds (including $2,582,296 from security lending)		5,240,353
Total Income		62,996,588
Expenses
Management fee	$46,203,979
Transfer agent fees	13,443,610
Accounting fees	1,143,740
Custodian fees and expenses	96,152
Independent trustees' fees and expenses	30,287
Registration fees	67,039
Audit	63,544
Legal	27,413
Interest	9,648
Miscellaneous	53,572
Total expenses before reductions	61,138,984
Expense reductions	(312,630)
Total expenses after reductions		60,826,354
Net Investment income (loss)		2,170,234
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $768,639)	(393,835,641)
Foreign currency transactions	(256,128)
Total net realized gain (loss)		(394,091,769)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $423,278)	(1,343,016,204)
Unfunded commitments	(1,200,024)
Assets and liabilities in foreign currencies	(17,683)
Total change in net unrealized appreciation (depreciation)		(1,344,233,911)
Net gain (loss)		(1,738,325,680)
Net increase (decrease) in net assets resulting from operations		$(1,736,155,446)
Statement of Changes in Net Assets

	Year ended February 28, 2023	Year ended February 28, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,170,234	$(28,034,349)
Net realized gain (loss)	(394,091,769)	942,930,071
Change in net unrealized appreciation (depreciation)	(1,344,233,911)	(674,451,714)
Net increase (decrease) in net assets resulting from operations	(1,736,155,446)	240,444,008
Distributions to shareholders	(310,416,447)	(1,453,950,149)
Share transactions
Proceeds from sales of shares	1,126,004,874	2,156,919,710
Reinvestment of distributions	291,925,397	1,378,760,437
Cost of shares redeemed	(1,789,000,437)	(3,254,727,729)
Net increase (decrease) in net assets resulting from share transactions	(371,070,166)	280,952,418
Total increase (decrease) in net assets	(2,417,642,059)	(932,553,723)

Net Assets
Beginning of period	11,053,788,394	11,986,342,117
End of period	$8,636,146,335	$11,053,788,394

Other Information
Shares
Sold	54,722,947	76,869,741
Issued in reinvestment of distributions	12,438,232	49,764,669
Redeemed	(88,698,413)	(118,513,597)
Net increase (decrease)	(21,537,234)	8,120,813

Financial Highlights
Technology Portfolio

Years ended February 28,	2023	2022	2021	2020 A	2019 B
Selected Per-Share Data
Net asset value, beginning of period	$24.92	$27.53	$19.65	$15.45	$19.36
Income from Investment Operations
Net investment income (loss) C,D	.01	(.06)	(.03)	.05	.06
Net realized and unrealized gain (loss)	(3.76)	.83	12.98	4.52	(.78)
Total from investment operations	(3.75)	.77	12.95	4.57	(.72)
Distributions from net investment income	-	-	(.03)	(.05)	(.02)
Distributions from net realized gain	(.71)	(3.38)	(5.04)	(.32)	(3.17)
Total distributions	(.71)	(3.38)	(5.07)	(.37)	(3.19)
Net asset value, end of period	$20.46	$24.92	$27.53	$19.65	$15.45
Total Return E	(15.43)%	1.91%	69.87%	29.57%	(3.03)%
Ratios to Average Net Assets D,F,G
Expenses before reductions	.70%	.67%	.69%	.71%	.72%
Expenses net of fee waivers, if any	.69%	.67%	.69%	.71%	.72%
Expenses net of all reductions	.69%	.67%	.68%	.71%	.71%
Net investment income (loss)	.02%	(.23)%	(.13)%	.30%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$8,636,146	$11,053,788	$11,986,342	$6,558,578	$5,124,121
Portfolio turnover rate H	24%	87%	107%	32% I	126% I

A For the year ended February 29.

B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

C Calculated based on average shares outstanding during the period.

D Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended February 28, 2023

1 . Organization.
IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Tech Hardware Portfolio and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust).   The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

In January 2023 the Board of Trustees approved a change in the name of IT Services Portfolio to Enterprise Technology Services Portfolio effective June 1, 2023.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Technology Portfolio:

Asset Type	Fair Value	Valuation Techniques	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 134,001,258	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.0 - 27.0 / 7.8	Increase
			Probability rate	10.0% - 90.0% / 50.0%	Increase
		Recovery value	Recovery value	$0.00	Increase
		Market approach	Transaction price	$8.00	Increase
			Discount rate	10.0% - 75.0% / 23.3%	Decrease
		Book value	Book value multiple	1.5	Increase
		Black scholes	Discount rate	4.4% - 5.1% / 4.4%	Increase
			Volatility	50.0% - 70.0% / 59.1%	Increase
			Term	3.0	Increase
Preferred Securities	$ 3,893,312	Market comparable	Enterprise value/Revenue multiple (EV/R)	4.8	Increase
			Probability rate	10.0% - 90.0% / 50.0%	Increase
		Discounted cash flow	Discount rate	20.0%	Decrease

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2023, as well as a roll forward of Level 3 investments, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. A non-recurring dividend with a payable date of February 28, 2023 and an ex-date of March 1, 2023 is presented in the Statement of Assets and Liabilities as "Deferred dividend income". Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Semiconductors Portfolio	$196,560
Software and IT Services Portfolio	339,198
Tech Hardware Portfolio	55,276
Technology Portfolio	321,941

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred Trustee compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
IT Services Portfolio	$1,738,302,243	$973,338,499	$(85,038,054)	$888,300,445
Semiconductors Portfolio	4,849,603,565	3,089,541,700	(286,392,325)	2,803,149,375
Software and IT Services Portfolio	5,008,527,304	4,366,734,373	(723,310,069)	3,643,424,304
Tech Hardware Portfolio	559,924,495	198,184,592	(40,136,464)	158,048,128
Technology Portfolio	6,846,325,356	2,946,928,650	(954,138,568)	1,992,790,082

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
IT Services Portfolio	$75,637	$-	$(3,381,994)	$888,289,073
Semiconductors Portfolio	-	18,819,797	-	2,803,148,951
Software and IT Services Portfolio	-	8,753,117	-	3,643,320,946
Tech Hardware Portfolio	46,604	-	(32,807,843)	157,882,936
Technology Portfolio	457,501	-	(685,498,878)	1,992,769,245

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
IT Services Portfolio	$ (3,381,994)	$-	$(3,381,994)
Tech Hardware Portfolio	(32,807,843)	-	(32,807,843)
Technology Portfolio	(685,498,878)	-	(685,498,878)

Certain of the Funds intends to elect to defer to the next fiscal year ordinary losses recognized during the period January 1, 2023 to February 28, 2023.   Loss deferrals were as follows:
Ordinary losses
Semiconductors Portfolio	$ (1,191,014)

The tax character of distributions paid was as follows:

February 28, 2023
	Ordinary Income	Long-term Capital Gains	Total
IT Services Portfolio	$469,696	$302,093,148	$302,562,844
Semiconductors Portfolio	10,523,254	391,193,651	401,716,905
Software and IT Services Portfolio	-	738,727,367	738,727,367
Tech Hardware Portfolio	20,911,542	92,391,698	113,303,240
Technology Portfolio	-	310,416,447	310,416,447

February 28, 2022
	Ordinary Income	Long-term Capital Gains	Total
IT Services Portfolio	$89,426,516	$439,120,500	$528,547,016
Semiconductors Portfolio	136,166,549	477,772,748	613,939,297
Software and IT Services Portfolio	148,809,597	683,045,141	831,854,738
Tech Hardware Portfolio	37,057,085	94,854,328	131,911,413
Technology Portfolio	859,319,443	594,630,706	1,453,950,149

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Technology Portfolio	Stripe, Inc.	$5,314,677	$(1,200,024)

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
IT Services Portfolio	983,282,408	1,437,682,922
Semiconductors Portfolio	2,381,302,565	2,927,312,423
Software and IT Services Portfolio	341,353,392	1,132,149,141
Tech Hardware Portfolio	223,681,637	287,440,407
Technology Portfolio	2,115,636,482	2,859,365,864
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
IT Services Portfolio	.30%	.23%	.53%
Semiconductors Portfolio	.30%	.23%	.53%
Software and IT Services Portfolio	.30%	.23%	.53%
Tech Hardware Portfolio	.30%	.23%	.53%
Technology Portfolio	.30%	.23%	.53%
Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

IT Services Portfolio	.17%
Semiconductors Portfolio	.15%
Software and IT Services Portfolio	.15%
Tech Hardware Portfolio	.16%
Technology Portfolio	.15%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
IT Services Portfolio	.03
Semiconductors Portfolio	.02
Software and IT Services Portfolio	.01
Tech Hardware Portfolio	.03
Technology Portfolio	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
IT Services Portfolio	$19,984
Semiconductors Portfolio	40,277
Software and IT Services Portfolio	3,703
Tech Hardware Portfolio	4,077
Technology Portfolio	36,136

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
IT Services Portfolio	Borrower	$ 17,631,241	2.92%	$41,435
Semiconductors Portfolio	Borrower	$ 8,964,125.53%		$1,055
Software and IT Services Portfolio	Borrower	$8,280,488	1.01%	$9,488
Tech Hardware Portfolio	Borrower	$ 3,681,200	1.77%	$909
Technology Portfolio	Borrower	$ 16,161,739.93%		$9,648

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
IT Services Portfolio	31,077,881	76,153,255	(690,812)
Semiconductors Portfolio	111,712,341	121,010,887	2,197,167
Software and IT Services Portfolio	23,280,151	44,367,174	7,835,662
Tech Hardware Portfolio	14,375,817	22,597,081	(2,545,888)
Technology Portfolio	114,426,024	176,817,279	9,071,230
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
IT Services Portfolio	$4,360
Semiconductors Portfolio	12,582
Software and IT Services Portfolio	17,368
Tech Hardware Portfolio	1,402
Technology Portfolio	16,563
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
IT Services Portfolio	$41,259	$27,718	$-
Semiconductors Portfolio	$583,078	$31,408	$19,595,466
Software and IT Services Portfolio	$2,728	$-	$-
Tech Hardware Portfolio	$3,108	$-	$-
Technology Portfolio	$273,611	$137,207	$-
8. Bank Borrowings.
Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
IT Services Portfolio	$36,272,500	3.87%	$15,613
Software and IT Services Portfolio	$ 2,098,500.83%		$194

9. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Semiconductors Portfolio	$627
Software and IT Services Portfolio	4,655
Technology Portfolio	18

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses as follows:

Amount
IT Services Portfolio	$82,130
Semiconductors Portfolio	241,721
Software and IT Services Portfolio	329,309
Tech Hardware Portfolio	26,705
Technology Portfolio	312,612
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
12 . Prior Fiscal Year Merger Information.
On November 12, 2021, Tech Hardware Portfolio acquired all of the assets and assumed all of the liabilities of Communications Equipment Portfolio ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board").   The securities held by the Target Fund were the primary assets acquired by the Fund. The acquisition was accomplished by an exchange of shares of the Fund for shares then outstanding of the Target Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Target Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes.   The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Target Fund	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Communications Equipment Portfolio	187,085,638	75,879,300	189,381,924	1,755,160	.4176867470

Surviving Fund	Net Assets $	Total net assets after the acquisition $
Tech Hardware Portfolio	798,971,790	988,353,714

Pro forma results of operations of the combined entity for the entire period ended February 28, 2022, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$3,770,342
Total net realized gain (loss)	191,061,539
Total change in net unrealized appreciation (depreciation)	(130,804,365)
Net increase (decrease) in net assets resulting from operations	$64,027,516

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Tech Hardware Portfolio's Statement of Operations since November 12, 2021.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Select Portfolios and Shareholders of IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Tech Hardware Portfolio, and Technology Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Tech Hardware Portfolio, and Technology Portfolio (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2023, the related statements of operations for the year ended February 28, 2023, the statements of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2023 and each of the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 12, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity ® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity ® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ®  funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ®  funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to February 28, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value September 1, 2022	Ending Account Value February 28, 2023	Expenses Paid During Period- C September 1, 2022 to February 28, 2023

IT Services Portfolio	.74%
Actual		$ 1,000	$ 1,002.40	$ 3.67
Hypothetical- B		$ 1,000	$ 1,021.12	$ 3.71

Semiconductors Portfolio	.70%
Actual		$ 1,000	$ 1,204.40	$ 3.83
Hypothetical- B		$ 1,000	$ 1,021.32	$ 3.51

Software and IT Services Portfolio	.69%
Actual		$ 1,000	$ 1,002.60	$ 3.43
Hypothetical- B		$ 1,000	$ 1,021.37	$ 3.46

Tech Hardware Portfolio	.74%
Actual		$ 1,000	$ 1,028.20	$ 3.72
Hypothetical- B		$ 1,000	$ 1,021.12	$ 3.71

Technology Portfolio	.70%
Actual		$ 1,000	$ 1,031.30	$ 3.53
Hypothetical- B		$ 1,000	$ 1,021.32	$ 3.51

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2023, or, if subsequently determined to be different, the net capital gain of such year.

Semiconductors Portfolio	$135,817,674
Software and IT Services Portfolio	$378,238,151

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2022	December 2022
IT Services Portfolio	-	100%
Semiconductors Portfolio	-	100%
Tech Hardware Portfolio	6%	97%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2022	December 2022
IT Services Portfolio	-	100%
Semiconductors Portfolio	-	100%
Tech Hardware Portfolio	4.13%	100%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

	April 2022	December 2022
Tech Hardware Portfolio	99.97%	-

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Funds have adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage each Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund's Board of Trustees (the Board) has designated each Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factor specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.813669.118
SELTEC-ANN-0423

Item 2.

Code of Ethics

As of the end of the period, February 28, 2023, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Fidelity Environment and Alternative Energy Fund, Fidelity Natural Resources Fund, Financial Services Portfolio, FinTech Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Technology and Devices Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Tech Hardware Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio (the “Funds”):

Services Billed by PwC

February 28, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Automotive Portfolio	$28,900	$2,600	$6,800	$900
Banking Portfolio	$29,100	$2,600	$6,800	$900
Biotechnology Portfolio	$82,500	$6,400	$19,600	$2,200
Brokerage and Investment Management Portfolio	$29,300	$2,600	$7,600	$900
Chemicals Portfolio	$28,700	$2,500	$7,600	$900
Communication Services Portfolio	$34,600	$3,000	$6,800	$1,000
Construction and Housing Portfolio	$28,500	$2,500	$6,800	$900
Consumer Discretionary Portfolio	$28,700	$2,500	$6,800	$900
Consumer Staples Portfolio	$35,000	$3,000	$7,000	$1,000
Defense and Aerospace Portfolio	$29,300	$2,600	$6,800	$900
Energy Portfolio	$32,900	$2,600	$12,100	$900
Fidelity Environment and Alternative Energy Fund	$28,700	$2,500	$6,800	$900
Fidelity Natural Resources Fund	$28,200	$2,500	$7,600	$900
Financial Services Portfolio	$29,800	$2,600	$7,600	$900
FinTech Portfolio	$29,300	$2,600	$6,800	$900
Gold Portfolio	$50,200	$4,600	$15,300	$1,600
Health Care Portfolio	$41,500	$3,500	$7,400	$1,200
Health Care Services Portfolio	$28,900	$2,600	$6,800	$900
Industrials Portfolio	$28,700	$2,500	$6,800	$900
Insurance Portfolio	$29,300	$2,600	$6,800	$900
IT Services Portfolio	$29,500	$2,600	$8,200	$900
Leisure Portfolio	$29,300	$2,600	$6,800	$900
Materials Portfolio	$35,000	$3,000	$6,800	$1,000
Medical Technology and Devices Portfolio	$28,900	$2,600	$6,800	$900
Pharmaceuticals Portfolio	$28,700	$2,500	$6,800	$900
Retailing Portfolio	$29,300	$2,600	$6,800	$900
Semiconductors Portfolio	$29,500	$2,600	$8,900	$900
Software and IT Services Portfolio	$28,500	$2,500	$7,600	$900
Tech Hardware Portfolio	$32,800	$2,600	$8,900	$900
Technology Portfolio	$33,300	$2,900	$8,200	$1,000
Telecommunications Portfolio	$34,400	$3,000	$6,800	$1,000
Transportation Portfolio	$31,900	$2,600	$8,900	$900
Utilities Portfolio	$29,400	$2,600	$6,800	$900
Wireless Portfolio	$28,200	$2,500	$6,800	$900

February 28, 2022 FeesA

Automotive Portfolio	$27,700	$2,700	$6,500	$900
Banking Portfolio	$27,800	$2,700	$6,500	$900
Biotechnology Portfolio	$78,600	$5,400	$18,700	$1,800
Brokerage and Investment Management Portfolio	$28,100	$2,800	$7,300	$900
Chemicals Portfolio	$27,500	$2,700	$6,500	$900
Communication Services Portfolio	$33,200	$3,200	$6,500	$1,000
Construction and Housing Portfolio	$27,300	$2,700	$6,500	$900
Consumer Discretionary Portfolio	$27,500	$2,700	$6,500	$900
Consumer Staples Portfolio	$33,500	$3,200	$7,400	$1,000
Defense and Aerospace Portfolio	$28,100	$2,800	$7,200	$900
Energy Portfolio	$34,600	$2,800	$7,600	$900
Fidelity Environment and Alternative Energy Fund	$27,500	$2,700	$7,400	$900
Fidelity Natural Resources Fund	$27,100	$2,700	$7,300	$900
Financial Services Portfolio	$28,500	$2,800	$7,300	$900
FinTech Portfolio	$28,100	$2,800	$6,500	$900
Gold Portfolio	$47,900	$4,900	$13,400	$1,600
Health Care Portfolio	$39,700	$3,700	$7,400	$1,200
Health Care Services Portfolio	$27,700	$2,700	$6,500	$900
Industrials Portfolio	$27,500	$2,700	$7,400	$900
Insurance Portfolio	$28,100	$2,800	$6,500	$900
IT Services Portfolio	$28,200	$2,800	$6,500	$900
Leisure Portfolio	$28,100	$2,800	$7,400	$900
Materials Portfolio	$33,500	$3,200	$6,500	$1,000
Medical Technology and Devices Portfolio	$27,700	$2,700	$7,400	$900
Pharmaceuticals Portfolio	$27,500	$2,700	$7,200	$900
Retailing Portfolio	$28,100	$2,800	$6,500	$900
Semiconductors Portfolio	$28,200	$2,800	$6,500	$900
Software and IT Services Portfolio	$27,300	$2,700	$7,400	$900
Tech Hardware Portfolio	$34,500	$2,800	$6,500	$900
Technology Portfolio	$31,900	$3,100	$7,400	$1,000
Telecommunications Portfolio	$33,000	$3,100	$6,500	$1,000
Transportation Portfolio	$33,700	$2,700	$6,500	$900
Utilities Portfolio	$28,100	$2,800	$7,300	$900
Wireless Portfolio	$27,100	$2,700	$6,500	$900

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	February 28, 2023A	February 28, 2022A
Audit-Related Fees	$7,914,600	$8,239,800
Tax Fees	$1,000	$354,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	February 28, 2023A	February 28, 2022A
PwC	$13,284,200	$14,223,900

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting

Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 20, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	April 20, 2023